SCHEDULE 14A

                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |X|  Preliminary Proxy Statement            |_|  Confidential, For Use
         |_|  Definitive Proxy Statement                  of the Commission Only
         |_|  Definitive Additional Materials             (as permitted by Rule
         |_|  Soliciting Material Pursuant to             14a-6(e)(2)
              ss.240.14a-12


                              TARRANT APPAREL GROUP
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |_|      No Fee  Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:

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         (4)      Proposed maximum aggregate value of transaction:


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         (5)      Total fee paid:

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         |X|      Fee paid with preliminary materials:  $11,448


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         |_|      Check  box if any part of the fee is  offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing party:

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         (4)      Date filed:

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



                              TARRANT APPAREL GROUP


                                February 14, 2007


Dear Shareholders:


         I am pleased to inform you that the Board of Directors of Tarrant Apparel Group (or Tarrant) has approved a Stock and Asset Purchase Agreement to purchase the business and assets of The Buffalo Group. The Buffalo Group consists of a group of related entities founded and managed by Messrs. David, Gabriel, Charles, Gilbert and Michel Bitton and their affiliates. The stock and asset purchase agreement provides for the purchase of the outstanding capital stock of four principal operating subsidiaries through which The Buffalo Group carries on its operations and holds, in a trust, certain intellectual property assets that are used in the business operations of The Buffalo Group. The Buffalo Group designs, imports and sells branded high fashion denim and other apparel products primarily in Canada and the United States, and licenses to third parties rights to its brand names and trademarks for apparel and accessories.


         The consideration for the stock and assets to be purchased under the stock and asset purchase agreement will consist of $40 million in cash, subject to reduction before closing, promissory notes in the principal amount of $15 million and securities of Tarrant and its wholly-owned Canadian subsidiary. In the stock and asset purchase transaction, Tarrant's wholly-owned Canadian subsidiary will issue to the sellers 13 million shares of its non-voting stock that will be exchangeable into shares of Tarrant common stock on a one for one basis. In addition, Tarrant will issue to the voting trustee of a voting trust 130,000 shares of Tarrant's Series A preferred stock with voting rights that will entitle the sellers, as the beneficiaries of the trust, to direct the trustee to vote a number of shares equal to the number of exchangeable shares to be issued by Tarrant's Canadian subsidiary that remain outstanding from time to time. The shares of Tarrant common stock underlying the exchangeable shares to be issued in the stock and asset purchase transaction will collectively comprise approximately 30% of the total outstanding capital stock of Tarrant immediately after the closing of the transactions contemplated by the stock and asset purchase agreement. The shares of Tarrant's Series A preferred stock to be issued in the transaction will effectively comprise approximately 30% of the total voting power of Tarrant immediately after the closing of these transactions. Tarrant will also assume certain obligations of The Buffalo Group and will make up to $12 million in earn-out payments if specified performance benchmarks are satisfied. Additionally, the sellers will be entitled to receive a certain contingent payment if the highest volume weighted average market price of Tarrant's common stock over a specified period does not equal or exceed $3.076 per share.


         In connection with this acquisition transaction, Tarrant will enter into amendments to our existing credit agreement with Guggenheim Corporate Funding LLC and our credit facility with GMAC Commercial Financial LLC to provide that $55 million under these facilities will be available to finance the cash consideration payable under the stock and asset purchase agreement and to repay some or all of Buffalo's obligations under Buffalo's existing credit facility. In connection with the funding of an additional term loan under the Guggenheim credit facility, Tarrant proposes to issue to Guggenheim warrants to purchase up to _______________ additional shares of our common stock. The Board of Directors has also approved certain other agreements and transactions contemplated by the stock and asset purchase agreement.

         We are inviting our shareholders to attend a special meeting of shareholders to vote on the stock and asset acquisition and the related issuance of shares and other securities. The special meeting is scheduled for March 15, 2007, at Tarrant's corporate headquarters, at the time and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The specific matters to be considered at the special meeting are described in the accompanying Notice of Special Meeting of Shareholders and in the proxy statement. These transactions have been approved by the Board but will not be completed unless they are approved by holders of a majority of Tarrant's outstanding common stock or by holders of a majority of the shares represented and voting at the special meeting, as applicable. We require your approval of the stock and asset acquisition and related transactions to comply with the California Corporations Code and the NASDAQ Marketplace Rules. Under these rules, we must obtain the approval of our shareholders before completing a reorganization transaction and before issuing common stock or other securities exchangeable for common stock in an amount to exceed a specified percentage of the shares of our common stock or voting stock outstanding before completion of the transaction. If Tarrant shareholders wish to approve the stock and asset purchase agreement and the other transactions contemplated by the agreement, they must approve the related transactions described in the accompanying Notice of Special Meeting of Shareholders, including the issuance of Tarrant common stock, other securities exercisable for common stock and the shares of Series A preferred stock.


         The close of business on February 7, 2007 has been fixed for determining the shareholders entitled to vote at the special meeting. Accordingly, only shareholders of record on that date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting.


         Your vote is important. Please take the time to vote on the proposals by completing and mailing the enclosed proxy card, even if you plan to attend the special meeting. Thank you for your interest and participation in the affairs of Tarrant Apparel Group.

                       Sincerely,

                       Chairman of the Board and Interim Chief Executive Officer

         NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE STOCK AND ASSET ACQUISITION OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.


         THIS PROXY STATEMENT IS DATED FEBRUARY 14, 2007, AND WAS FIRST MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 14, 2007.



                             ADDITIONAL INFORMATION

         Certain business and financial information about Tarrant Apparel Group may be incorporated by reference from documents that are not included in or delivered with this proxy statement. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Tarrant at 3151 East Washington Boulevard, Los Angeles, California 90023, Attention: Chief Financial Officer, Telephone: (323) 780-8250.


         See also "Where You Can Find More Information." If you would like to request documents, please do so by March 1, 2007, in order to receive them before the special meeting.

                              TARRANT APPAREL GROUP
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 15, 2007


TO THE SHAREHOLDERS:


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Tarrant Apparel Group, a California corporation, will be held on March 15, 2007, at 10:00 A.M., local time, at Tarrant's corporate headquarters located at 3151 East Washington Boulevard, Los Angeles, California, for the following purposes:


         1. To adopt the Stock and Asset Purchase Agreement dated December 6, 2006, by and among Tarrant Apparel Group, 4366883 Canada Inc., a wholly-owned subsidiary of Tarrant, 3681441 Canada Inc., Buffalo Inc., 3163946 Canada Inc., Buffalo Corporation, BFL Management Inc., as sole trustee of The Buffalo Trust and the shareholders of the target entities, the stock and asset purchase transactions and the other transactions contemplated by the purchase agreement.

         2. To approve the issuance of shares of Tarrant common stock, and securities exercisable for common stock, in an amount to exceed 20% of the outstanding shares of Tarrant's common stock.

         3. To approve the issuance of 130,000 shares of Tarrant's Series A Special Voting preferred stock, no par value, which have rights to vote a number of shares exceeding 20% of the outstanding voting stock of Tarrant.

         4. To transact any other business that may properly come before the special meeting or any adjournment or postponement.

         Tarrant's Board of Directors unanimously recommends that shareholders vote FOR each of the proposals as described in the attached materials. Before voting, you should carefully review all of the information contained in the attached proxy statement and in particular you should consider the matters discussed under "Risk Factors" under the first Proposal listed above.


         All shareholders are cordially invited to attend the special meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME BEFORE ITS USE. Only shareholders of record at the close of business on February 7, 2007, are entitled to notice of and to vote at the special meeting and any adjournment thereof. A complete list of shareholders entitled to vote at the special meeting will be available at the special meeting. This proxy statement is first being mailed to shareholders on or about February 7, 2007.


         For more information about the proposed transactions, please review the accompanying proxy statement, including the exhibits.

                           By order of the Board of Directors


                           Secretary
                           Los Angeles, California
                           February 14, 2007

                                TABLE OF CONTENTS


SUMMARY TERM SHEET.............................................................1
INFORMATION CONCERNING SOLICITATION AND VOTING................................14
CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS.................................16
QUESTIONS AND ANSWERS ABOUT THE ACQUISITION...................................17
RISK FACTORS..................................................................21
PROPOSAL 1 - STOCK AND ASSET ACQUISITION......................................35
STOCK AND ASSET PURCHASE AGREEMENT............................................50
TERMS OF THE EXCHANGEABLE SHARES AND RELATED MATTERS..........................56
SERIES A PREFERRED STOCK AND THE VOTING TRUST.................................60
UNAUDITED PRO FORMA FINANCIAL INFORMATION.....................................61
TARRANT APPAREL GROUP.........................................................68
BUSINESS OF THE BUFFALO GROUP.................................................74
BUFFALO'S SELECTED FINANCIAL DATA.............................................80
BUFFALO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
   AND RESULTS OF OPERATIONS..................................................81
PROPOSAL 2 - ISSUANCE OF TARRANT COMMON STOCK AND WARRANTS IN THE
   ACQUISITION TRANSACTION....................................................91
PROPOSAL 3 - ISSUANCE OF SERIES A PREFERRED STOCK.............................94
OTHER MATTERS.................................................................96
WHERE YOU CAN FIND MORE INFORMATION...........................................96







EXHIBIT A -       STOCK AND ASSET PURCHASE AGREEMENT
EXHIBIT B -       FAIRNESS OPINION
EXHIBIT C -       CALIFORNIA DISSENTERS' RIGHTS STATUTE
EXHIBIT D -       COMBINED FINANCIAL  STATEMENTS OF THE BUFFALO GROUP AS OF, AND
                  FOR, THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED), AND
                  THE YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005
EXHIBIT E -       ANNUAL REPORT FOR THE YEAR ENDED  DECEMBER 31, 2005 OF TARRANT
                  APPAREL GROUP*
EXHIBIT F -       QUARTERLY REPORT FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30,
                  2006 OF TARRANT APPAREL GROUP*

*Previously filed with the SEC and omitted from this filing. Report will be attached and delivered to shareholders with the definitive proxy statement.

                              TARRANT APPAREL GROUP
                                 PROXY STATEMENT
                               SUMMARY TERM SHEET

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A COMPLETE UNDERSTANDING OF THE INFORMATION SET FORTH IN THIS PROXY STATEMENT, YOU SHOULD CAREFULLY READ THIS ENTIRE PROXY STATEMENT AND THE DOCUMENTS TO WHICH IT REFERS.

THE SPECIAL MEETING



DATE, TIME AND PLACE OF      The  special  meeting will  be  held  on  March 15,
SPECIAL MEETING              2007, beginning at  10:00 A.M.,  Los Angeles  time,
                             at Tarrant's corporate headquarters located at 3151
                             East Washington  Boulevard, Los Angeles, California
                             90023.

RECORD DATE: SHAREHOLDERS    Only   holders   of   record  of   Tarrant   common
ENTITLED TO VOTE; QUORUM     stock on February 7,  2007, are  entitled to notice
                             of and to vote at the special meeting. As of the record date, there were __________________ shares of Tarrant common stock outstanding. The presence, in person or by proxy, of the holders of at least a majority of our common stock will constitute a quorum.


VOTE REQUIRED                The vote of  holders  of a  majority  of  Tarrant's
                             outstanding common stock is required to vote in favor of Proposal 1 for this proposal to pass.
                             Assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the special meeting are required to vote in favor of Proposals 2 and 3 for such proposals to pass.

RECOMMENDATION OF BOARD OF   Our  Board of Directors  unanimously  approved each
DIRECTORS                    of the  Proposals to be  considered  at the special
                             meeting. The Board recommends that the shareholders vote FOR each proposal.

PROPOSAL 1 -- ACQUISITION OF STOCK AND ASSETS OF THE BUFFALO GROUP


COMPANIES AND ASSETS         Tarrant  Apparel  Group  is a design  and  sourcing
INVOLVED IN THE              company for private  label and private brand casual
ACQUISITION                  apparel  serving  mass  merchandisers,   department
                             stores,  branded  wholesalers and specialty  chains
                             located  primarily in the United States.  Tarrant's
                             major customers include retailers, such as Chico's,
                             Macy's   Merchandising   Group,  the  Avenue,  Lane
                             Bryant, Lerner New York, Mothers Work, J.C. Penney,
                             Kohl's, Sears, Mervyn's and Wal-Mart. Our products are manufactured in a variety of woven and knit fabrications and include jeans wear, casual pants, t-shirts, shorts, blouses, shirts and other tops, dresses and jackets.


                             The target companies, Buffalo Inc., 3163946 Canada Inc., 3681441 Canada Inc. and Buffalo Corporation, and The Buffalo Trust, are part of a group of entities we refer to as The Buffalo Group. The Buffalo Group was founded in 1985 by Mr. David Bitton and is currently under the common control, ownership and management of Messrs. David, Gabriel, Charles, Gilbert and Michel Bitton, whom we refer to collectively as the Bitton brothers, and their affiliates. The Buffalo Group designs, imports and markets high fashion denim and other apparel products sold primarily in Canada. The Buffalo Group operates 45 retail locations in Canada and one location in the United States. It also licenses to third parties the right to operate a limited number of retails stores in other countries abroad, such as Mexico and the Philippines. The Buffalo Group also sells its products through a variety of wholesale accounts in Canada and the United States, including Bloomingdale's, Nordstrom's, Fred Segal's and Macy's East and West.


SUMMARY OF THE STOCK AND     The  parties  to  the  stock  and  asset   purchase
ASSET ACQUISITION            agreement  include us,  4366883  Canada  Inc.,  our
                             wholly-owned   Canadian   subsidiary  to  which  we
                             sometimes   refer  as  TAG  Canada  in  this  proxy
                             statement, the target companies, their shareholders and the trustee of The Buffalo Trust. Under the stock and asset purchase agreement, among other things, each of the following will occur:

                             1) Tarrant will acquire all outstanding shares of capital stock of the following principal operating subsidiaries of The Buffalo Group:

                                      o        Buffalo     Inc.,     a    Canada
                                               corporation,  and 3163946  Canada
                                               Inc., a Canada corporation, which
                                               are wholly-owned  subsidiaries of
                                               Buffalo International, Inc.;

                                      o        3681441  Canada  Inc.,  a  Canada
                                               corporation  and  a  wholly-owned
                                               subsidiary   of  4183517   Canada
                                               Inc.; and

                                      o        Buffalo  Corporation,  a Delaware
                                               corporation  and  a  wholly-owned
                                               subsidiary of 3979512 Canada Inc.

                             2) Concurrently with the purchase of these shares, Tarrant will acquire the assets of The Buffalo Trust that are used by the operating subsidiaries in the operation of The Buffalo Group's business.

                             3) As consideration for the outstanding capital stock of the operating subsidiaries to be sold to Tarrant, the sellers of the operating subsidiaries will receive $17 million in cash, $11 million in promissory notes issuable by TAG Canada, and 13,000,000 exchangeable shares of TAG Canada, which will be exchangeable into an equal number of shares of Tarrant common stock comprising approximately 30% of Tarrant's total outstanding capital stock immediately after the closing of the acquisition;

                             4) In combination with the exchangeable shares, Tarrant will issue 130,000 shares of Series A preferred stock of Tarrant to a trustee of a voting trust, under which the sellers will have the right to direct the trustee to vote a number of shares equal to the number of exchangeable shares of TAG Canada that remain outstanding at any time;

                             5) The sellers will be entitled to receive up to $12 million in earn-out payments if certain conditions and specified performance benchmarks are satisfied;

                             6) The sellers also will be entitled to receive a contingent payment if the highest volume weighted average market price of Tarrant's common stock over any 10 day trading period with a trading volume of at least 500,000 shares during the five years following the closing does not equal or exceed $3.076 per share;

                             7) As consideration for the assets to be purchased under the purchase agreement, The Buffalo Trust will receive $23 million in cash, subject to reduction before closing based on the revenue of The Buffalo Trust, and $4 million in promissory notes to be issued by TAG Canada;

                             8) Tarrant will operate the Buffalo business it acquires as a separate division of Tarrant, and will appoint Gabriel Bitton as the President of Tarrant's Buffalo division upon completion of the proposed acquisition; and

                             9) Messrs. Gabriel Bitton and Luis Padilla or, if either or both of Messrs. Bitton or Padilla are unwilling to serve or unable to serve due to death or disability or for other reasons as specified in the purchase agreement, any other nominee or nominees of the sellers reasonably acceptable to Tarrant, will be nominated to serve on Tarrant's Board of Directors upon completion of the proposed acquisition.

                             A copy of the stock and asset purchase agreement is attached to this proxy statement as Exhibit A.

PURCHASE PRICE DEPOSIT       Upon   signing   the  stock   and  asset   purchase
                             agreement, Tarrant paid $5 million as a deposit on the purchase price payable under the purchase agreement. If the transaction closes, this amount will be used to pay a portion of the purchase price. Under certain circumstances, if the purchase agreement is terminated and the transaction does not close, the deposit will be retained by the sellers as liquidated damages under the purchase agreement. Under other circumstances, including if shareholder approval of the transaction is not obtained, if the transaction does not close, the amount will be returned to Tarrant, as provided in the purchase agreement.

EARN-OUT PAYMENTS            Under the  purchase  agreement,  we are required to
                             make earn-out  payments of up to $12 million if The
                             Buffalo Group satisfies  specified earnings targets
                             from 2007 through 2010. The earn-out amount for any
                             of these years will  become  payable if The Buffalo
                             Group  achieves the specified  earnings  target for
                             that year.  If the  applicable  earnings  target is
                             achieved  with respect to any fiscal year,  we will
                             be  required  to make  an  earn-out  payment  of $3
                             million for that year.  Upon  occurrence of certain
                             acceleration  events  specified  under the purchase
                             agreement,   we   will  be   required   to  pay  an
                             accelerated earn-out amount calculated based on the
                             net  present  value  of  the  aggregate   remaining
                             earn-out amounts as if all such remaining  earn-out
                             amounts  would  have been  earned  in full.  Events
                             triggering these  accelerated  payment  obligations
                             include  the  consummation  of a change of  control
                             transaction,   the   termination   of  Mr.  Gabriel
                             Bitton's employment by us without cause (as defined
                             in  the  purchase   agreement)   or  Mr.   Bitton's
                             resignation  for good  reason,  our failure to make
                             any  required  earn-out  payments or  our breach of
                             certain  specified   obligations  relating  to  the
                             ongoing management of The Buffalo Group following the acquisition.


CONTINGENT PAYMENTS          As  part of the  consideration  payable  under  the
                             purchase agreement, the sellers will be entitled to
                             receive a contingent  payment if the highest volume
                             weighted  average market price of Tarrant's  common
                             stock over any 10  consecutive  trading days during
                             the  five  years   following  the  closing  of  the
                             transaction  does not  equal or exceed  $3.076  per
                             share, in which case the contingent payment will be
                             determined by  multiplying  the number of shares of
                             common  stock  issued or  issuable  to the  sellers
                             (including   shares   issuable   upon  exchange  of
                             exchangeable shares) by the difference between the specified minimum price per share of $3.076 and such highest volume weighted average market price of Tarrant's common stock.

EXCHANGEABLE SHARES          The  exchangeable   shares  to  be  issued  in  the
                             acquisition  will be issued by 4366883 Canada Inc.,
                             a  wholly-owned  Canadian  subsidiary  of  Tarrant,
                             which  we  refer  to as  TAG  Canada  or  Tarrant's
                             Canadian    subsidiary    throughout   this   proxy
                             statement.  The exchangeable  shares,  as nearly as
                             practicable,  will be the  economic  equivalent  of
                             Tarrant common stock. The exchangeable  shares will
                             be  exchangeable  at any time at the  option of the
                             holder,  on a  one-for-one  basis,  for  shares  of
                             Tarrant  common  stock.  The  exchangeable   shares
                             provide the opportunity for the sellers to achieve a Canadian tax deferral in certain circumstances, as described in the attached proxy statement.

SERIES A PREFERRED STOCK     Tarrant will issue shares of its Series A preferred
                             stock to give the sellers the right to vote 13 million shares of Tarrant's common stock before the exchange of the exchangeable shares. We aim to accomplish this by issuing 130,000 shares of Series

                             A preferred stock to a trustee under the terms of a voting trust created for the benefit of the sellers. Each share of Series A preferred stock will have 100 votes. Under the terms of the voting trust agreement between us and the trustee, the sellers will have the right to direct the trustee to vote the shares of Series A preferred stock on shareholder matters. As a condition to exchanging shares of exchangeable shares for Tarrant common stock, we will redeem a corresponding number of shares of Series A preferred stock so that the shares of preferred stock and exchanged shares of common stock that remain outstanding at any time do not entitle their holders the right to vote more than 13 million shares on a combined basis.

EMPLOYMENT MATTERS           In  connection  with the  proposed  acquisition  of
                             Buffalo and as a condition to the  consummation  of
                             the  transactions   contemplated  by  the  purchase
                             agreement,   Tarrant  will  enter  into  employment
                             agreements with each of the Bitton brothers and grant to the Bitton brothers options to purchase up to two million shares of Tarrant common stock in the aggregate.

REGISTRATION RIGHTS          Tarrant  will be required to register the resale by
                             the sellers of the shares of Tarrant common stock underlying the exchangeable shares to be issued to the sellers in the acquisition under the terms of a registration rights agreement between Tarrant and the sellers.


FINANCING                    As a condition to the  consummation of the proposed
                             acquisition,  Tarrant  will  enter into one or more
                             amendments to its credit  agreement with Guggenheim
                             Corporate  Funding LLC and its  facility  with GMAC
                             Commercial Finance LLC. We expect approximately $55
                             million will be made available to Tarrant under its
                             amended  credit   facilities  with  Guggenheim  and
                             GMAC-CF to pay for the cash portion of the purchase price in the proposed acquisition of Buffalo and to pay off some or all of Buffalo's obligations under Buffalo's existing credit facility. In connection with the funding of an additional term loan under the Guggenheim facility, Tarrant will issue to Guggenheim warrants to purchase shares of Tarrant common stock, as described under Proposal 2 in this proxy statement.


PURPOSE OF ACQUISITION       Tarrant is proposing to consummate the transactions
                             contemplated   by  the  stock  and  asset  purchase
                             agreement for the purpose of acquiring the business and operations of The Buffalo Group.

REASONS FOR ACQUISITION      The Board of  Directors  of  Tarrant  believes  the
                             acquisition of The Buffalo Group will contribute to its success and has identified various benefits that are likely to result from the acquisition.
                             Tarrant's Board believes the acquisition will:

                             o        expand  Tarrant's   operations  by  adding
                                      additional proprietary brands and products to compete more effectively;

                             o expand the scope, scale and strength of Tarrant's operations by expanding its marketing, sales and distribution capabilities;

                             o enhance Tarrant's capabilities to compete in Canada, the United States and other markets and utilize The Buffalo Group's existing sales and marketing infrastructure as a platform for expanding sales of Tarrant's apparel products;

                             o        provide   potential    opportunities   for
                                      Tarrant  to  penetrate   new  markets  and
                                      expand its share in existing markets;

                             o enhance sales capabilities and profitability by transforming from primarily a wholesale model to a combination retail and wholesale model;

                             o        enhance  operating   efficiencies  through
                                      vertical   integration  and  consolidation
                                      activities;

                             o expand Tarrant's management team and Board of Directors by adding management personnel and two new directors with significant experience in the apparel industry;

                             o reduce costs based on increased volume of sourced merchandise;


                             o        improve  Tarrant's  ability  to  withstand
                                      pricing    pressures     resulting    from
                                      inexpensive apparel imports;


                             o enhance Tarrant's operations by improving product mix of higher priced products; and

                             o        enhance long-term shareholder value.

BACKGROUND AND               Tarrant and The Buffalo Group have been  discussing
NEGOTIATIONS RELATED TO      the  possibility  of  Tarrant's  acquisition of the
THE ACQUISITION              Buffalo business since the beginning of  2006.  The
                             discussions led to entering into the Stock and Asset Purchase Agreement on December 6, 2006.

OWNERSHIP AND VOTING         Based  on  the  number  of  outstanding  shares  of
POWER UPON COMPLETION        Tarrant   common  stock  as  of  the  record  date,
OF THE ACQUISITION           immediately  after the  closing of the  acquisition
                             transaction, our existing shareholders will own approximately 70% of our total capital stock and total voting power, calculated after giving effect to the exchange of all exchangeable shares to be issued by TAG Canada in the acquisition and the exercise in full of all options and warrants to be issued in connection with the transaction.

EFFECT IN BOOK VALUE         Based on  shareholder's  equity of $16.1 million as
PER SHARE                    of September 30, 2006,  the book value per share of
                             shares held by the existing shareholders of Tarrant
                             is $0.53.  Immediately  following  the  acquisition
                             transaction,  assuming the transaction had occurred
                             as  of  September   30,  2006,   and  assuming  all
                             exchangeable   shares  are  exchanged  for  Tarrant
                             common stock and all options to be issued in the transaction are exercised in full, the PRO FORMA book value per share of shares held by Tarrant's existing shareholders would be $0.77, reflecting an increase in book value per share of $0.24.


CONDITIONS TO THE            The completion of the acquisition is subject to the
ACQUISITION                  satisfaction  of a number of conditions,  including
                             the following:

                             o approval of the acquisition by Tarrant's shareholders;

                             o absence of a change having a material adverse effect of $1.5 million or more in value with respect to Tarrant and the other parties to the stock and asset purchase agreement;

                             o accuracy of representations and warranties except as specified in the purchase agreement and except for inaccuracies that could not reasonably be expected to result in a change having a material adverse effect of $1.5 million or more in value;

                             o        absence of adverse litigation; and

                             o        receipt of all required consents.

TERMINATION OF               The  stock  and  asset  purchase  agreement  may be
ACQUISITION AGREEMENT        terminated:

                             o        by mutual written consent of the parties;

                             o upon delivery of notice by either of the parties if the closing has not occurred before March 31, 2007, so long as the terminating party has not caused the failure to close;

                             o by Tarrant upon 30 days' written notice if there has been a change having a material adverse effect of $1.5 million or more in value on the business or assets we agreed to purchase or if any seller has breached any representation or covenant under the purchase agreement;

                             o by Tarrant on or before March 31, 2007, if we are unable to obtain approval of the transaction and the purchase agreement at the special meeting of shareholders;

                             o by the sellers upon 30 days' advance written notice if there has been a material adverse change on the business or assets of Tarrant; and

                             o        by  Tarrant if we are unable to obtain the
                                      financing   necessary   to  complete   the
                                      acquisition.


EFFECT OF TERMINATION        If we terminate  the purchase  agreement due to the
                             occurrence  of a  material  adverse  change  in the
                             business and assets we are purchasing or due to the
                             breach by the sellers of their  representations  or
                             covenants under the agreement,  we will be entitled
                             to a refund of the $5 million  deposit  and we will
                             have the right to pursue  all  legal  remedies  for
                             damages, except that the sellers will not be liable
                             for   damages  in  excess  of  $5  million  in  the
                             aggregate.  If we terminate the purchase  agreement
                             due  to  our   inability   to  obtain   shareholder
                             approval, we will be entitled to a refund of the $5
                             million  deposit but we will be required to pay the
                             sellers a  termination  fee equal to all actual and
                             reasonable   out-of-pocket   expenses  incurred  in
                             connection with the transactions contemplated by the purchase agreement and other agreements. In general, if the sellers terminate the purchase agreement under the terms specified in the prior section or the purchase agreement is terminated for failure to close before the expiration date, the sellers will be entitled to retain the $5 million deposit amount we paid upon signing the purchase agreement as their sole and exclusive remedy and as liquidated damages.


FAIRNESS OPINION             In deciding to approve the stock and asset purchase
                             agreement,  the Tarrant Board considered an opinion
                             from  Marshall & Stevens,  Inc. as to the fairness,
                             from a financial  point of view,  to Tarrant of the
                             consideration  payable  under  the  stock and asset
                             purchase agreement.  The opinion states that, as of
                             its  date  and   based  on  and   subject   to  the
                             assumptions  and   limitations   contained  in  the
                             opinion, the terms of the proposed acquisition and the consideration to be paid to the sellers are fair from a financial point of view to Tarrant.
                             This opinion is included as Exhibit B to this proxy statement, and we encourage you to read it.


ACCOUNTING TREATMENT         Tarrant  will  account  for  the  acquisition  as a
                             purchase  under the purchase  method of accounting.
                             The  unaudited  pro  forma   financial   statements
                             included  in this  proxy  statement  were  prepared
                             using  the  purchase   method  of  accounting  with
                             Tarrant treated as the accounting acquirer.


MATERIAL TAX                 Tarrant   took  into   account  a  variety  of  tax
CONSEQUENCES TO TARRANT      considerations    in   an   attempt   to   mitigate
AND ITS SHAREHOLDERS         potentially  adverse tax consequences,  but Tarrant
                             is  unaware  of  any  material   tax   consequences
                             associated with the acquisition. The acquisition should not result in any material tax consequences to either Tarrant or its shareholders.

DISSENTERS' RIGHTS           If the acquisition is approved by the required vote
                             of Tarrant's shareholders and is not abandoned or terminated, holders of Tarrant's common stock who did not vote in favor of the acquisition and who notify Tarrant in writing of their intent to demand payment of their shares if the acquisition is consummated, may be entitled to dissenters' rights in certain circumstances by complying with Sections
                             1300  through 1312 of the  California  Corporations
                             Code. Tarrant's shareholders must notify Tarrant of their intent to dissent no later than the date of the special meeting.

REASON FOR THE PROPOSAL      We are  seeking  our  shareholders  approval of the
                             stock and asset purchase agreement, the acquisition
                             of The  Buffalo  Group and the  other  transactions
                             contemplated  under the purchase agreement in order
                             to  comply  with  applicable  provisions  under the
                             California  General  Corporation  Law.  Under these
                             provisions,  we are required to obtain  shareholder
                             approval  of any  reorganization  transaction  that
                             results in our shareholders  before the transaction
                             to own less than 5/6th of the  outstanding  capital
                             stock  of  our   company   immediately   after  the
                             transaction.  We refer to these requirements as the
                             California  Rule.  Tarrant  is also  subject to the
                             NASDAQ  Marketplace  Rules,  which prohibit Tarrant
                             from issuing, without shareholder approval,  common
                             stock or securities  exercisable  into common stock
                             in  an   acquisition   transaction   in  excess  or
                             potentially  in  excess  of 20% of the  outstanding
                             shares of Tarrant common stock before issuance.  We
                             refer to these requirements and rules as the NASDAQ
                             20% Rule.  The terms of the purchase  agreement and
                             the proposed  acquisition of The Buffalo Group will
                             result  in  the   issuance   of  shares  and  other
                             securities in an amount that require shareholder approval under the California Rule and the NASDAQ
                             20% Rule. Accordingly, we are seeking shareholder approval of the purchase agreement, the acquisition and the other transactions contemplated by the purchase agreement to comply with these rules and requirements.

VOTE REQUIRED TO             The  affirmative  vote of holders of a majority  of
APPROVE THE STOCK AND        Tarrant's  outstanding  common stock is required to
ASSET PURCHASE               approve the Stock and Asset Purchase  Agreement and
AGREEMENT AND THE            the acquisition.
ACQUISITION

PROPOSAL 2 -- ISSUANCE OF TARRANT COMMON STOCK AND WARRANTS IN THE ACQUISITION

SHARES RESERVED FOR          As explained  in  connection  with  Proposal 1, the
ISSUANCE UPON                exchangeable  shares  issuable by TAG Canada in the
EXCHANGE OF                  acquisition transaction will be exchangeable at any
EXCHANGEABLE SHARES          time at the option of the holder,  on a one-for-one
                             basis,  for shares of Tarrant  common stock.  Under
                             the  terms  of  the   stock   and  asset   purchase
                             agreement, Tarrant is required to reserve an equal number of shares of its common stock for issuance upon exchange of the exchangeable shares. Tarrant will issue these shares of common stock at various times after the completion of the acquisition when and if the holders of the exchangeable shares exercise their rights to exchange these shares for shares of Tarrant common stock.


WARRANTS ISSUABLE IN         In  connection  with the  acquisition, Tarrant will
CONNECTION WITH              request an  additional term  loan under  its credit
ADDITIONAL TERM LOAN         facility  with  Guggenheim   Corporate  Funding LLC
UNDER GUGGENHEIM             LLC (Guggenheim).  As a condition to the funding of
CREDIT FACILITY              this  additional term loan,  the Guggenheim  credit
                             facility  will   be  amended   to  accommodate  the
                             acquisition.   As  consideration  for  Guggenheim's
                             agreement  to  provide  the  additional  term loan,
                             Tarrant  will  issue  to  Guggenheim   warrants  to
                             purchase shares of Tarrant common stock.


BACKGROUND AND               In June 2006,  Tarrant  entered  into a $65 million
DESCRIPTION OF               credit facility with Guggenheim,  as administrative
GUGGENHEIM AND               agent  and  collateral  agent for  lenders  under a
GMAC-CF FINANCINGS           credit  agreement  with  Guggenheim.  This facility
                             consists  of an  initial  term  loan  of up to  $25
                             million,  of which we borrowed $15.5 million at the
                             initial closing.  The facility also provides for an
                             additional  term  loan of $40  million  to  finance
                             acquisitions  acceptable to  Guggenheim.  Under the
                             terms of our credit agreement with  Guggenheim,  we
                             issued to Guggenheim warrants to purchase up to 3.9
                             million  shares of our common  stock.  Concurrently
                             with  the   completion   of  our   financing   with
                             Guggenheim,  we expanded our credit  facility  with
                             GMAC  Commercial  Financial LLC by  increasing  our
                             borrowing  limit  to  a  maximum  of  $55  million,
                             including  a letter  of credit  of $4  million.  We
                             entered   into   these    facilities    partly   in
                             anticipation of a possible acquisition transaction with The Buffalo Group, and to provide the funds necessary to finance the cost of our expanded operations.


PURPOSE OF AMENDMENTS        Tarrant is amending the Guggenheim  credit facility
                             to  accommodate  the  acquisition  and the  GMAC-CF
                             credit  facility  to provide for  approximately  an
                             additional $55 million under the existing committed
                             amount. Together, approximately $55 million will be
                             made available  under the facilities to finance the
                             cash portion of the purchase  price  payable  under
                             the  purchase  agreement  and to obtain  additional
                             funds  to  pay  off   some  or  all  of   Buffalo's
                             obligations   under   Buffalo's   existing   credit
                             facility.

TERMS OF WARRANTS            As consideration  for  Guggenheim's  funding of the
                             additional term loan under its credit facility,  we
                             are issuing to Guggenheim  new warrants to purchase
                             up to an aggregate of  _____________  shares of our
                             common  stock.  The  term  of  these  warrants  are
                             substantially the same as the warrants we issued to
                             Guggenheim previously under the terms of the credit
                             facility  with  Guggenheim.  The  warrants  we  are
                             proposing to issue have a term of ten years and are
                             exercisable  at a price of $_____  per  share  with
                             respect  to ___% of the  shares,  $_____  per share
                             with  respect  to ____% of the  shares,  $_____ per
                             share with  respect to ____% of the shares,  $_____
                             per share  with  respect  to ___% of the shares and
                             $_____  per  share  with  respect  to _____% of the
                             shares.   The   exercise   prices  are  subject  to
                             adjustment for certain dilutive issuances pursuant to the terms of the warrants. A portion of the warrants will not become exercisable unless and until a specified portion of the initial term loan is actually funded by the lenders under the credit facility.


REASONS FOR PROPOSAL         Tarrant is seeking  approval of the issuance of its
                             shares of common  stock and  warrants  to  purchase
                             shares  of  common  stock in an amount in excess of
                             20% of the shares of common stock  outstanding.  As
                             explained  under  Proposal 1, Tarrant is subject to
                             the  California  Rule,  which  requires  Tarrant to
                             obtain  shareholder  approval of any reorganization
                             transaction that results in our shareholders before
                             the  transaction  to own  less  than  5/6th  of the
                             outstanding    capital   stock   of   our   company
                             immediately   after   the   transaction.   Also  as
                             explained  in Proposal 1, Tarrant is subject to the
                             NASDAQ  20%  Rule,  which  prohibits  Tarrant  from
                             issuing, without shareholder approval, common stock
                             or securities  exercisable  into common stock in an
                             acquisition transaction in excess or potentially in
                             excess of 20% of the outstanding  shares of Tarrant
                             common  stock  before  issuance.  The  terms of the
                             acquisition   transaction  and  related  Guggenheim
                             financing  contemplate  the  issuance  of shares of
                             Tarrant  common  stock  and  warrants  to  purchase
                             common stock in excess or  potentially in excess of
                             the amounts that require shareholder approval under
                             the  California  Rule  and  the  NASDAQ  20%  Rule.
                             Accordingly,  we are  seeking our  shareholders  to
                             approve  the  issuance  of the  shares  of  Tarrant
                             common   stock  to  be  issued  in   exchange   for
                             exchangeable shares issuable by TAG Canada in the acquisition, and the issuance to Guggenheim of warrants to purchase shares of Tarrant common stock on the terms described in this proxy statement.

VOTE REQUIRED TO             Assuming a quorum is present,  the affirmative vote
APPROVE THE ISSUANCE OF      of a majority of the shares represented and voting,
COMMON STOCK AND             either present in person or represented by proxy at
WARRANTS                     the special  meeting are  required to vote in favor
                             of the issuance of common stock and warrants in connection with the acquisition and the related financing transactions.

PROPOSAL 3 -- ISSUANCE OF SPECIAL VOTING SHARES OF PREFERRED STOCK

TERMS OF SERIES A            Under the terms of the purchase agreement,  Tarrant
PREFERRED STOCK              agreed  to issue  130,000  shares  of its  Series A
                             preferred voting stock as further consideration for
                             the  purchase  of the  stock and  assets  under the
                             purchase  agreement.  Tarrant's  Board of Directors
                             designated  130,000  shares of  Series A  preferred
                             stock   in   connection    with   the   acquisition
                             transaction.   The  Series  A  preferred  stock  is
                             entitled  to  voting  rights   identical  to  those
                             applicable to shares of Tarrant  common stock.  The
                             Series A preferred  stock will be deposited under a
                             Voting  Trust  Agreement.  Each  share of  Series A
                             preferred stock will be entitled to 100 votes,  and
                             on a combined basis, the 130,000 shares of Series A
                             preferred  will be  entitled  to a number  of votes
                             equal to the number of  exchangeable  shares of TAG
                             Canada   that  are   issued   in  the   acquisition
                             transaction. The shares of Series A preferred stock
                             will  be   redeemed   at   nominal   value  as  the
                             exchangeable  shares are exchanged for common stock
                             of  Tarrant,   so  that  the  total   voting  power
                             represented by the Series A preferred stock and the shares of Tarrant common stock that are issued in exchange for exchangeable shares does not exceed the voting rights represented by the shares of Series A preferred stock issued at the closing of the acquisition transaction.

VOTING TRUST                 The  shares of  Series A  preferred  stock  will be
                             deposited into a voting trust under the terms of a Voting Trust Agreement between Tarrant, TAG Canada and Computershare Trust Company of Canada, as the trustee of the voting trust under the agreement.
                             The voting trust will be created for the benefit of the holders of the exchangeable shares to be issued by TAG Canada in the transaction. In accordance with the terms and procedures set forth in the voting trust agreement, the trustee of the trust will vote the shares of Series A preferred stock in accordance with the instructions of holders of the exchangeable shares.

REASON FOR ISSUING           We are issuing the Series A preferred stock to give
SERIES A PREFERRED STOCK     the sellers the same voting  rights they would have
                             had if they were to receive shares of Tarrant common stock at the closing of the acquisition. The exchangeable shares to be issued by TAG Canada will be non-voting shares and will not entitle the sellers with any voting rights with respect to the shares of Tarrant common stock underlying the exchangeable shares until such time as the sellers exercise their exchange rights and receive the shares of Tarrant common stock. Accordingly, we are issuing the shares of Series A preferred stock to give the sellers the right to direct the vote of the same number of shares to which they would have been entitled if they were to receive shares of Tarrant common stock underlying the exchangeable shares at the closing.

REASON FOR PROPOSAL          As  described  elsewhere  in this proxy  statement,
                             Tarrant  is  subject  to the  NASDAQ  20% Rule.  In
                             addition  to  the   restrictions   described  under
                             Proposal  2,  this  rule  prohibits   Tarrant  from
                             issuing securities in an acquisition transaction in excess or potentially in excess of 20% of the outstanding voting power of Tarrant. Although the Series A preferred stock is not convertible into Tarrant common stock, the Series A preferred stock entitles its holder to vote a number of shares in excess of 20% of Tarrant's shares of voting capital stock. Accordingly, the issuance of the Series A preferred stock without shareholder approval may violate the NASDAQ 20% Rule. Accordingly, we are seeking our shareholders to approve the issuance of the special voting Series A preferred stock in the acquisition transaction.

VOTE REQUIRED TO             Assuming a quorum is present,  the affirmative vote
APPROVE ISSUANCE OF          of a majority of the shares represented and voting,
PREFERRED STOCK              present either in person or represented by proxy at
                             the special meeting, is required to vote in favor of the issuance of the shares of Series A preferred stock.

                              TARRANT APPAREL GROUP
                                 PROXY STATEMENT


                       FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2007


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL INFORMATION


         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Tarrant Apparel Group, a California corporation, for use at the Special Meeting of Shareholders to be held on March 15, 2007 at 10:00 A.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The special meeting will be held at Tarrant's corporate headquarters located at 3151 East Washington Boulevard, Los Angeles, California 90023. The Company intends to mail this proxy statement and accompanying proxy card on or about February 14, 2007, to all shareholders entitled to vote at the special meeting.


SOLICITATION

         Tarrant will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Tarrant may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to use of the mail, proxies may be solicited personally or by telephone, telegraph, facsimile or other means of communication by directors, officers and employees of Tarrant, who will not be specifically compensated for these activities, but who may be reimbursed for reasonable expenses in connection with the solicitation. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING, RECORD DATE AND QUORUM


         The close of business on February 7, 2007 has been fixed by the Tarrant Board as the record date for determination of the shareholders of Tarrant entitled to notice of, and to vote at, the special meeting. Only shareholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. Each holder of Tarrant common stock on the record date is entitled to one vote per share held on all matters properly presented at the special meeting. As of the close of business on the record date, ______________ shares of Tarrant common stock were outstanding and entitled to vote, and held by approximately ____ holders of record.


         The presence in person or by proxy at the special meeting of the holders of at least a majority of the votes entitled to be cast at the special meeting is necessary to constitute a quorum for the transaction of business.

         If an executed proxy card is returned and the shareholder has explicitly abstained from voting on any matter, the shares represented by the proxy will be considered present at the special meeting for the purposes of determining a quorum and will count as votes cast on the matter but will not count as votes cast in favor of any proposal and, therefore, will have the same effect as a vote against the matter. Broker non-votes will be counted for the purposes of determining whether a quorum exists at the special meeting, but will not be considered to have been voted on any matter.

         If the enclosed proxy card is properly executed, dated and returned to Tarrant in time to be voted at the special meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. Executed but unmarked proxies will be voted for approval and adoption of each proposal. The Tarrant Board does not know of any matters other than those described in the Notice of Special Meeting of Shareholders that are to come before the special meeting. If any other business is properly brought before the special meeting, including, among other things, a motion to adjourn or postpone the special meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposal to approve and adopt each proposal or to permit dissemination of information regarding material developments relating to proposals or otherwise germane to the special meeting, one or more of the persons named in the proxy card will vote the shares represented by the proxy upon those matters as determined in their discretion. If the special meeting is adjourned for any reason, the approval of any proposal may be considered and voted upon by shareholders at the subsequent reconvened meeting, if any.

HOW TO VOTE

         Please sign, date and return the enclosed proxy card promptly. If your shares are held in the name of a bank, broker, or other holder of record (that is, in "street name") you will receive instructions from the holder of record that you must follow for your shares to be voted.

REVOCABILITY OF PROXIES

         The presence of a shareholder at the special meeting will not automatically revoke that shareholder's proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it by providing written notice of such revocation to Tarrant at any time before it is voted, by delivery of a duly executed, later-dated proxy or by attending the special meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to 3151 East Washington Boulevard, Los Angeles, California 90023, Attention: Chief Financial Officer.

VOTES REQUIRED TO APPROVE PROPOSALS

         Shares represented by executed proxies that are not revoked will be voted in accordance with the instructions in the proxy, or in the absence of instructions, in accordance with the recommendations of the Board of Directors. The vote of holders of a majority of Tarrant's outstanding common stock will be required to approve Proposal 1. Assuming a quorum is present at the special meeting, the vote of the majority of the shares represented and voting, either in person or by proxy, at the special meeting will be required to approve each of Proposal 2 and Proposal 3.

RECOMMENDATIONS OF TARRANT'S BOARD OF DIRECTORS

         The Board of Directors unanimously approved each of the Proposals to be considered at the special meeting and recommends that shareholders also vote FOR approval of each Proposal.

                  CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

         This proxy statement and the documents that are incorporated by reference contain forward-looking statements that are subject to risks and uncertainties. You should not place undue reliance on these statements, which only speak as of the date of this proxy statement. Forward-looking statements include the information concerning possible or assumed future results of operations of Tarrant and the businesses and assets of The Buffalo Group that Tarrant proposes to acquire under the stock and asset purchase agreement, including any forecasts, projections and descriptions of anticipated synergies related to the transactions contemplated by the stock and asset purchase agreement. You should note that many factors could affect the actual financial results of Tarrant and The Buffalo Group, and could cause actual results to differ materially from those in the forward-looking statements. These factors include the following:

         o        the  stock  and  asset  acquisition   transactions  not  being
                  completed;

         o costs or difficulties related to the integration of the businesses being greater than expected;

         o demands placed on management by the increase in the combined company's size;

         o unanticipated increases occurring in connection with financing and other costs;

         o general economic or business conditions being less favorable than expected;

         o legislative or regulatory changes adversely affecting the businesses in which the companies are engaged; and

         o other opportunities being presented to and pursued by the companies.

                   QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

Q:       WHAT IS THE TRANSACTION TARRANT IS PROPOSING TO CONSUMMATE?

A:       Tarrant is proposing to acquire the business and  operations of a group of related entities we refer to as The Buffalo Group, which are under the common control, ownership and management of Messrs. David, Gabriel, Charles, Gilbert and Michel Bitton and their affiliates. As more fully described in this proxy statement, The Buffalo Group designs, imports and sells high fashion denim and other apparel products marketed under the BUFFALO label and other labels in Canada and the United States. We sometimes refer to this business and operations as The Buffalo Group, Buffalo or the Buffalo business throughout this proxy statement. To accomplish the proposed acquisition from a legal perspective, Tarrant is proposing to purchase all outstanding shares of three Canadian companies and one U.S. company, which are the principal operating subsidiaries through which The Buffalo Group carries on its business. Tarrant is also proposing to purchase the assets of The Buffalo Trust, which are used in the business and operations of the The Buffalo Group. The transaction will be carried out pursuant to the terms of a stock and asset purchase agreement dated December 6, 2006, by and among us, 4366883 Canada, Inc., our wholly-owned Canadian subsidiary which we also refer to as TAG Canada throughout this proxy statement, the shareholders of the companies whose stock Tarrant proposes to purchase and the trustee of The Buffalo Trust, as the seller of the assets Tarrant proposes to acquire. We sometimes refer to this stock and asset purchase agreement as the purchase agreement and we refer to these sellers of the stock and assets Tarrant proposes to purchase as the sellers in this proxy statement.

Q:       WHAT IS THE  PURCHASE  PRICE  FOR  THE  STOCK  AND  ASSETS  TARRANT  IS
PROPOSING TO PURCHASE?

A:       Under the terms of the purchase  agreement,  the purchase price for the stock of the companies Tarrant proposes to purchase consists of $17 million in cash, 13,000,000 exchangeable shares of TAG Canada, Tarrant's wholly-owned Canadian subsidiary, promissory notes to be issued by TAG Canada in the aggregate principal amount of $11 million, certain contingent amounts payable if the highest volume weighted average market price of Tarrant's common stock during the specified determination period does not equal or exceed $3.076 per share, and certain earn-out amounts payable if the Buffalo business achieves specified performance benchmarks. The exchangeable shares of TAG Canada will be, as nearly as practicable, the economic equivalent of shares of Tarrant common stock. These exchangeable shares will be exchangeable at any time at the option of the holder, on a one-for-one basis, for shares of Tarrant common stock. The exchangeable shares are also redeemable by TAG Canada in certain circumstances.

         The purchase price for the assets Tarrant proposes to purchase consists of $23 million in cash, subject to reduction based on the amount of revenue generated by The Buffalo Trust, and a promissory note in the principal amount of $4 million.

         The cash payable and the promissory notes to be issued under the purchase agreement, as well as the contingent, earn-out and other amounts payable under the purchase agreement, are denominated in U.S. dollars. However, a significant portion of TAG Canada's business, including the predominate portion of the revenues that it will generate from Buffalo's business in Canada, will be denominated in Canadian dollars. Also, the performance criteria that need to be satisfied for payment of the earn-out payments are denominated in Canadian dollars. In addition, the adjustments to the purchase price of the assets will be determined in Canadian dollars and then converted into U.S. dollars using the exchange rate specified in the purchase agreement. Accordingly, we face currency fluctuation risk to the extent there is an adverse change in the relative value of the Canadian dollar. If the value of the Canadian dollar declines relative to the U.S. dollar, the value of the payments we are required to make to the sellers may be higher, which could effectively cause us to pay a higher price for the stock and assets we are acquiring.

         The Buffalo Group's U.S. wholesale business will be acquired through a U.S. subsidiary of Tarrant, which will operate the business after the acquisition. This U.S. wholesale business comprises a significant portion of The Buffalo Group's business and revenue generated by this business will be denominated in U.S. dollars.


         In conjunction with the issuance of exchangeable shares under the purchase agreement and in order to achieve economic equivalency with the shares of Tarrant common stock, Tarrant will issue 130,000 shares of its Series A preferred stock. Each share of Series A preferred stock will be entitled to 100 votes and the shares of Series A preferred stock will collectively be entitled to 13 million votes in the aggregate, which is equal to the number of exchangeable shares to be issued in the transaction. The shares of Series A preferred stock will be issued to a trustee under a voting trust agreement, under the terms of which the sellers will have the right to direct the trustee to vote the shares. Upon any exchange of exchangeable shares and as a condition to the exchange, Tarrant will be entitled to redeem shares of Series A preferred stock at nominal value so that the total number of votes represented by the outstanding shares of Series A preferred stock and shares of Tarrant common stock issued in exchange for exchangeable shares is not higher than the total number of votes corresponding to the original 130,000 shares of Series A preferred stock issued in the acquisition.


         As a condition to the consummation of the acquisition, Tarrant will enter into employment agreements with Mr. Gabriel Bitton and each of the other Bitton brothers, pursuant to which Tarrant will grant to these individuals options to purchase up to an aggregate of two million shares of Tarrant common stock as further inducement to providing services under their respective employment agreements.

Q:       WHY  ARE  EXCHANGEABLE  SHARES  BEING  ISSUED  TO  THE  SELLERS  IN THE
TRANSACTION?

A:       The  sellers  are  Canadian   entities,   domiciled   in  Canada.   The
exchangeable share structure, which is frequently used in transactions between U.S. and Canadian companies, is intended to provide the sellers the opportunity to make a valid tax election to defer Canadian income tax on any capital gain resulting from the sale, until the exchangeable shares are exchanged for Tarrant common stock. Each exchangeable share is substantially the economic equivalent of a share of Tarrant common stock and is exchangeable at any time on a one-for-one basis for a share of Tarrant common stock. In addition, the holders of these exchangeable shares will, through the shares of Series A preferred stock and the voting trust agreement, effectively have the ability to cast votes along with holders of Tarrant common stock. These shares of Series A preferred stock will be redeemed as the exchangeable shares are exchanged for Tarrant common stock, as described elsewhere in this proxy statement.

Q:       WHY IS TARRANT PROPOSING TO PURCHASE THE BUFFALO BUSINESSES?

A:       Tarrant is proposing to purchase the  businesses  and assets of Buffalo because we believe that the combination of Tarrant's business with these businesses and assets will create a stronger, more competitive company with greater growth potential than either Tarrant or Buffalo would have on its own.

Q:       WHAT WILL HAPPEN TO MY COMMON STOCK IN THE ACQUISITION?

A:       Each share of Tarrant  common stock will be unaffected by the stock and asset acquisition and will remain outstanding. Each share of Tarrant common stock, however, will represent a smaller ownership percentage of a larger company.

Q:       HOW WILL THE  ACQUISITION  AFFECT THE  DISTRIBUTION  OF TARRANT  COMMON
STOCK AMONG SHAREHOLDERS?

A:       Before the acquisition,  non-affiliates  own 57% and affiliates own 43%
of the outstanding common stock of Tarrant. Immediately following the acquisition, the same non-affiliates would own 30%, the same affiliates would own 40% and the sellers would own 30% of the outstanding common stock of Tarrant, assuming that all of the exchangeable shares are exchanged for Tarrant common stock. Additionally, some or all of the sellers may become affiliates of Tarrant at the closing and significantly increase the percentage of Tarrant's outstanding common stock owned by affiliates.

Q:       HOW DOES THE BOARD OF DIRECTORS OF TARRANT RECOMMEND I VOTE MY SHARES?

A:       The Tarrant Board unanimously  recommends that you vote FOR each of the proposals described in this proxy statement.

Q:       WHAT DO I NEED TO DO NOW?

A:       After carefully  reading and  considering the information  contained in this proxy statement, please fill out, sign and date your proxy card and mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting.

Q:       WHAT SHAREHOLDER VOTES ARE NEEDED TO APPROVE THE ACQUISITION?

A:       The  affirmative  vote of the holders of a majority of the  outstanding shares of Tarrant common stock is required to approve the proposed stock and asset purchase agreement and the acquisition transaction contemplated by the agreement.

Q:       ARE TARRANT SHAREHOLDERS ENTITLED TO DISSENTERS' RIGHTS?

A:       If the  acquisition  is  approved  by the  required  vote of  Tarrant's shareholders and is not abandoned or terminated, holders of the Tarrant's common stock who did not vote in favor of the acquisition and who notify Tarrant in writing of their intent to demand payment of their shares if the acquisition is consummated, may, by complying with Sections 1300 through 1312 of the California Corporations Code, a copy of which is attached hereto as Exhibit C, be entitled to dissenters' rights as described therein. Tarrant's shareholders must notify Tarrant of their intent to dissent no later than the date of the special meeting of shareholders.

Q:       IF MY SHARES  ARE HELD IN "STREET  NAME" BY MY  BROKER,  WILL MY BROKER
VOTE MY SHARES FOR ME?

A:       Your broker will vote your shares only if you provide  instructions  on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted.

Q:       CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A:       Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, you must submit your notice of revocation to Tarrant at the address set forth at the end of this section or submit your new proxy in the same way you submitted your prior proxy. Third, you can attend the special meeting and vote in person.

Q:       WHAT HAPPENS IF I DO NOT VOTE?

A:       If you do not  submit  a proxy  or vote at the  special  meeting,  your shares will not be counted for the purpose of determining the presence of a quorum and your inaction will have the same effect as a vote against Proposal 1, Proposal 2 and Proposal 3. If you submit a proxy and affirmatively elect to abstain from voting, your shares will be counted for the purpose of determining the presence of a quorum but will not be voted at the special meeting. As a result, your abstention will have the same effect as a vote against Proposal 1, Proposal 2 and Proposal 3.

Q:       WHEN DO YOU EXPECT THE STOCK AND ASSET ACQUISITION TO BE COMPLETED?

A:       We are working  towards  completing the stock and asset  acquisition as soon as possible. We expect to complete the transactions by March 31, 2007.

Q:       ARE THERE ANY RISKS I SHOULD  CONSIDER IN DECIDING  WHETHER TO VOTE FOR
THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT?

A:       We have listed in the section  entitled  "Risk Factors" the risks among others that you should consider in deciding whether to vote for Proposal 1, Proposal 2 and Proposal 3 described in this proxy statement.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A:       If you have any questions  about the stock and asset  acquisition or if you need additional copies of this proxy statement or the enclosed proxy, you should contact Tarrant Apparel Group, 3151 East Washington Boulevard, Los Angeles, California 90023, Attention: Investor Relations, Telephone: (323) 780-8250, Facsimile: (323) 881-0332, email: investors@tags.com.

                                  RISK FACTORS

         AN INVESTMENT IN TARRANT'S COMMON STOCK IS SUBJECT TO MANY RISKS. YOU SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW, TOGETHER WITH ALL OF THE OTHER INFORMATION INCLUDED IN THIS PROXY STATEMENT, INCLUDING THE FINANCIAL STATEMENTS AND THE RELATED NOTES, BEFORE YOU DECIDE WHETHER TO APPROVE THE ACQUISITION. TARRANT'S BUSINESS, OPERATING RESULTS AND FINANCIAL CONDITION COULD BE HARMED BY ANY OF THE FOLLOWING RISKS. THE TRADING PRICE OF THE TARRANT'S COMMON STOCK COULD DECLINE DUE TO ANY OF THESE RISKS, AND YOU COULD LOSE ALL OR PART OF YOUR INVESTMENT.

RISKS ASSOCIATED WITH THE ACQUISITION

         WE MAY NOT SUCCESSFULLY INTEGRATE BUFFALO'S OPERATIONS INTO OUR OWN, AND THE INTENDED BENEFITS OF THE STOCK AND ASSET ACQUISITION MAY NOT BE REALIZED, WHICH COULD HAVE A NEGATIVE IMPACT ON OUR BUSINESS AFTER THE ACQUISITION.

         Achieving the intended benefits of the acquisition and our future operations and earnings will depend in part on growing Buffalo's operations, combining the operations of Buffalo with our existing operations, and developing new markets for Buffalo's products and our products. We will be required to successfully integrate Buffalo's business into our own and to realize synergies and cost savings. This integration may be especially difficult and unpredictable because our principal operations are based in Los Angeles, California, and a significant part of the operations of Buffalo are based in Canada. We may not succeed in integrating Buffalo's business with our own. If we fail to successfully integrate our businesses and/or fail to realize the intended benefits of the acquisition, our business would be adversely impacted and the market price of our common stock could decline. To achieve the anticipated benefits of the merger, we will need to, among other things:

         o        realize  the   anticipated   increases  in  gross  margin  and
                  profitability from expansion of our retail operation;

         o demonstrate to vendors, suppliers and customers that the acquisition will not result in adverse changes to customer service standards or business focus; and

         o effectively control the progress of the integration process and the associated costs.

         Our assessment of the potential synergies and cost savings is preliminary and subject to change. We may need to incur additional costs to realize the potential synergies and cost savings, and there can be no assurance that such costs will not be material.

         THE INTEGRATION OF BUFFALO WITH OUR EXISTING BUSINESS WILL MAKE SUBSTANTIAL DEMANDS ON OUR RESOURCES, WHICH COULD DIVERT NEEDED ATTENTION AWAY FROM OUR OTHER OPERATIONS.

         Our integration of Buffalo with our existing business will make substantial demands on our management, operational resources and financial and internal control systems. Our future operating results will depend in part on our ability to continue to implement and improve our operating and financial controls. The devotion of management's time to the integration of Buffalo with our business may limit the time available to management to attend to other operational, financial and strategic issues of our company.

         YOU WILL EXPERIENCE IMMEDIATE AND SUBSTANTIAL DILUTION AS A RESULT OF THIS TRANSACTION.


         Under the terms of the proposed Buffalo acquisition, 4366883 Canada Inc., our wholly-owned Canadian subsidiary to which we sometimes refer as TAG Canada throughout this proxy statement, will issue 13,000,000 shares of its non-voting stock that will be exchangeable into an equal number of shares of our common stock. In addition, we will issue shares of our Series A preferred stock, which in the aggregate will entitle the sellers to vote a number of shares equal to the exchangeable shares issued by TAG Canada that remain outstanding from time to time. Assuming full exchange of the exchangeable shares and full redemption of the Series A preferred stock, but assuming no exercise of outstanding warrants or options, the sellers will own approximately 30% of our outstanding capital stock. Also, by virtue of the Series A preferred stock, the sellers will have the right to vote 30% of our voting stock. In addition, in connection with the acquisition, we will grant to the Bitton brothers options to purchase up to two million shares of our common stock. These options will be exercisable at an exercise price per share equal to the fair market value of our common stock on date of closing. We also have allocated to other personnel of Buffalo options to purchase up to one million shares of Tarrant common stock. In addition, in connection with the funding of the additional term loan under our credit facility with Guggenheim Corporate Funding LLC, we will issue to Guggenheim warrants to purchase __________ shares of our common stock at an exercise price of ________ per share. The exercise of these options and warrants will result in further dilution to our existing shareholders.


         THE ACQUISITION WILL RESULT IN SIGNIFICANT COSTS TO US, WHETHER OR NOT IT IS COMPLETED, WHICH COULD RESULT IN A REDUCTION IN OUR INCOME AND CASH FLOWS.

         The  proposed  acquisition  will  result  in  significant  costs to us.
Transaction costs are estimated to be at least $1.7 million. These costs are expected to consist primarily of fees for attorneys, accountants, filing fees and financial printers. We will also incur substantial fees and costs associated with the amended credit facility that we are putting in place in connection with the proposed acquisition. All of these costs will be incurred whether or not the transaction is completed. In addition, if the stock and asset purchase agreement is terminated under specified circumstances, the $5 million deposit we made upon signing the purchase agreement will be retained by the sellers and will not be returned to us. Under most circumstances, we are also required to pay out-of-pocket expenses incurred by Buffalo in connection with the transaction. Incurring these expenses will cause a reduction in our income and cash flows, and harm our business.

         FAILURE TO COMPLETE THE ACQUISITION COULD CAUSE OUR STOCK PRICE TO DECLINE.

         If the proposed acquisition is not consummated for certain reasons specified in the purchase agreement, our stock price may decline because we will incur significant costs relating to the acquisition that must be paid even though the acquisition is not completed. Most importantly, the sellers may be entitled to retain the $5 million deposit. In addition, we will incur significant legal, accounting and other expenses, and may be required to pay Buffalo's out-of-pocket expenses. If the acquisition is not completed for any reason, our stock price may decline to the extent that the current market price reflects a market assumption that the acquisition will be completed.

         IF  THE  CONDITIONS  TO THE  PROPOSED  ACQUISITION  ARE  NOT  MET,  THE
ACQUISITION WILL NOT OCCUR, WHICH COULD CAUSE OUR STOCK PRICE TO DECLINE AND HARM OUR BUSINESS.

         Specified conditions must be satisfied or waived to complete the acquisition, including, without limitation, our ability to obtain financing to complete the acquisition and approval of the acquisition and related transactions by our shareholders. These conditions are summarized in the section captioned "Stock and Asset Purchase Agreement - Conditions to Completion of the Acquisition" and are described in detail in the stock and asset purchase agreement. We cannot assure you that each of the conditions will be satisfied. If the conditions are not satisfied in a timely manner or waived, the transaction will not occur or will be delayed and we may lose some or all of the intended or perceived benefits of the transaction, which could cause our stock price to decline and harm our business.

         WE COULD BE EXPOSED TO UNKNOWN LIABILITIES OF BUFFALO, WHICH COULD CAUSE US TO INCUR SUBSTANTIAL FINANCIAL OBLIGATIONS AND HARM OUR BUSINESS.

         If there are liabilities of Buffalo of which we are not aware, in all likelihood, we would assume these liabilities and may have little or no recourse against the sellers. If we were to discover that there were intentional misrepresentations made to us by the sellers or Buffalo, or their representatives, we would explore all possible legal remedies to compensate us for any loss. However, there is no assurance that legal remedies would be available or collectible. Our board of directors considered the possibility that we could be exposed to unknown liabilities in connection with evaluating the acquisition transaction. Accordingly, if such unknown liabilities exist, we could incur substantial financial obligations, which could adversely affect our financial condition and harm our business.

         WE OR THE SELLERS MAY WAIVE ONE OR MORE OF THE CONDITIONS TO THE TRANSACTION WITHOUT RE-SOLICITING SHAREHOLDER APPROVAL FOR THE TRANSACTION.

         Each of the conditions to our obligations and the obligations of the sellers to complete the transaction may be waived, in whole or in part, to the extent permitted by applicable laws, by agreement between us and the sellers. Our Board of Directors will evaluate the materiality of any such waiver to determine whether amendment of this proxy statement and re-solicitation of proxies is warranted. However, we generally do not expect any such waiver to be sufficiently material to warrant re-solicitation of the shareholders. If our Board of Directors determines any such waiver is not sufficiently material to warrant re-solicitation of shareholders, we will have the discretion to complete the acquisition without seeking further shareholder approval. Any waiver not deemed material by the Board of Directors, and not put before the shareholders for approval, would not be expected to create a material risk to shareholders. The Board of Directors would only waive a condition after making a determination that any such waiver would have no material affect on the rights and benefits Tarrant and its shareholders expect to receive from the acquisition transaction. If the Board chooses to waive a condition, a shareholder will not have an opportunity to vote on that waiver and our company and shareholders will not have the benefit, if any, of the condition waived.

         SALES OF BUFFALO PRODUCTS COULD DECLINE OR BE INHIBITED IF CUSTOMER RELATIONSHIPS ARE DISRUPTED BY THE ACQUISITION, WHICH WOULD HARM OUR BUSINESS.

         The acquisition may have the effect of disrupting relationships between Buffalo and its customers. Buffalo's wholesale customers or potential wholesale customers may delay or alter buying patterns during the pendency of and following the acquisition transaction. Customers may defer purchasing decisions as they evaluate the likelihood of successful completion of the acquisition. These customers or potential customers may instead increase their purchase of competing products relative to products purchased from Buffalo. Any significant delay or reduction in orders for Buffalo's products could cause our sales to decline following the acquisition, which could cause our operating results to be lower than expected. This could cause a decline in our stock price and harm our business.

         UNAVAILABILITY OF FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES MAKES IT MORE DIFFICULT TO OBTAIN A MEANINGFUL AND ACCURATE UNDERSTANDING OF HOW THE ACQUISITION TRANSACTION WILL AFFECT OUR COMPANY, OUR OPERATING RESULTS AND OUR FINANCIAL CONDITION.

         The Buffalo Group is a Canadian enterprise and its financial statements were prepared in accordance with Canadian generally accepted accounting principles (or GAAP), and not in accordance with U.S. GAAP. There are significant differences between Canadian GAAP and U.S. GAAP. Although the notes to the Buffalo financial statements included in this proxy statement include a reconciliation of the financial statements to U.S. GAAP, a review of the Buffalo financial statements may not be as meaningful for a complete and accurate understanding of Buffalo's financial condition and operating results in comparison with those of our company.

         FOLLOWING THE ACQUISITION, THE EXISTING SECURITY HOLDERS OF BUFFALO WILL BE ABLE TO EXERCISE SIGNIFICANT CONTROL OR INFLUENCE OVER OUR COMPANY, AND THE ACQUISITION WILL RESULT IN DIMINUTION OF VOTING CONTROL BY CURRENT SHAREHOLDERS OF OUR COMPANY.

         Assuming all exchangeable shares of TAG Canada to be issued in the acquisition transaction are converted into shares of our common stock, the security holders of Buffalo (or the sellers) and their principals and shareholders, including Mr. Gabriel Bitton, his brothers and their affiliates, will hold or have the right to direct the voting of approximately 30% of our outstanding voting shares on a post-transaction basis. Also, by virtue of the shares of Series A preferred stock to be issued in the transaction, these parties will have substantially the same voting rights that they would have had if they were to receive shares of Tarrant common stock at the closing of the acquisition. As a result, our existing shareholders will not exert the same degree of voting power with respect to the combined company that they did with our company before the consummation of the acquisition transaction. Accordingly, the security holders of Buffalo, their principals, shareholders and their affiliates, will have significant influence over the management of our business, the election of directors and all matters requiring shareholder approval.

         In addition, Mr. Gabriel Bitton and a second nominee of the sellers will serve on our Board of Directors. In addition, Mr. Gabriel Bitton will serve as the Chief Executive Officer of the operations and business we acquire from The Buffalo Group and will, subject to the control of our Board of Directors, have general supervision, direction and control of the day-to-day operations, business and officers of the acquired business. Accordingly, Gabriel Bitton and his brothers will retain significant control over the operation of the Buffalo business following the completion of the acquisition.

         A SUBSTANTIAL NUMBER OF SHARES WILL BE ELIGIBLE FOR FUTURE SALE BY THE SECURITY HOLDERS OF BUFFALO AND THE SALE OF THOSE SHARES COULD ADVERSELY AFFECT OUR STOCK PRICE.

         As part of the stock and asset purchase agreement with Buffalo, we have agreed to register for sale all of the shares of common stock underlying the exchangeable shares being issued as a result of the proposed transaction and the 2,000,000 options to be issued to the Bitton brothers. We also agreed to register the shares of our common stock underlying warrants issued to Guggenheim Corporate Funding LLC and other lenders under the terms of our amended credit facilities with these lenders. Once that registration statement becomes effective, all of the shares of common stock underlying these exchangeable shares, options and warrants would become eligible for immediate public sale, which could adversely affect the public market for our common stock if a significant portion of these shares were to be offered for sale at any given time. Although we will enter into a lock-up agreement with the Bitton brothers that will limit the number of shares they and their affiliates can sell in a three-month period, they will still have the ability to sell a significant number of shares in the public market. This could cause a significant decline in the market price for our common stock and therefore affect the value of any of our securities you may own.

         SOME OF BUFFALO'S MATERIAL AGREEMENTS HAVE PROVISIONS WHICH REQUIRE THAT BUFFALO OBTAIN CONSENTS FROM OTHER PARTIES TO SUCH AGREEMENTS, AND/OR PROVISIONS GRANTING TERMINATION RIGHTS TO THE OTHER PARTIES TO SUCH AGREEMENTS, IN CONNECTION WITH A MERGER OR CHANGE OF CONTROL. BUFFALO'S FAILURE TO OBTAIN SUCH CONSENTS OR THE EXERCISE OF SUCH TERMINATION RIGHTS COULD ADVERSELY IMPACT OUR ABILITY TO CONSUMMATE THE ACQUISITION.

         Some of Buffalo's material agreements, including the substantial majority of its retail store lease agreements, require that Buffalo obtain consents from other parties in connection with mergers or changes of control and grant to certain parties the right to terminate such agreements in connection with mergers or changes of control. Buffalo is currently in the process of soliciting consents from all required third parties and is not aware of any third parties who intend to exercise termination rights granted under Buffalo's material agreements. However, there can be no assurance that Buffalo will obtain consents from all required third parties or that third parties entitled to exercise termination rights under Buffalo's material agreements will not do so. Buffalo's failure to obtain necessary third party consents and the exercise by a significant number of third parties of termination rights would materially adversely impact the terms of the acquisition, potentially violate the conditions to the closing, and could result in our failure to consummate the acquisition.

         WE WILL INCUR A NUMBER OF BURDENSOME FINANCIAL AND NON-FINANCIAL OBLIGATIONS AS A RESULT OF THE ACQUISITION TRANSACTION AND THE RELATED FINANCING WITH GUGGENHEIM CORPORATE FUNDING LLC, AND OUR INABILITY TO SATISFY THESE COULD MATERIALLY AND ADVERSELY AFFECT OUR FINANCIAL RESULTS AND FINANCIAL CONDITIONS, AND HARM OUR BUSINESS.


         We are required to make substantial cash payments and issue securities under the terms of the purchase agreement and ancillary agreements relating to the acquisition. In particular, we are obtaining an additional term loan under our credit facility with Guggenheim Corporate Funding LLC and amending our credit facility with GMAC Commercial Finance LLC to finance the cash portion of the purchase price that we agreed to pay under the purchase agreement and to refinance Buffalo's existing working capital facility. We intend to borrow approximately $55 million under these expanded credit facilities to pay this purchase price and refinance Buffalo's existing working capital facility. We also expect that we will borrow additional funds to finance the operating capital requirements of our expanded business after we complete the acquisition. Accordingly, our borrowings and debt service requirements will increase dramatically as a result of the proposed acquisition and related financing with Guggenheim and other lenders, and we will face risks associated with the use of debt to finance the acquisition such as refinancing risk. We will also be subject to financial and non-financial restrictive covenants under the terms of our credit facility. Any violation of these various covenants or our inability to satisfy our debt service requirements could cause us to default under our credit facility with Guggenheim and our credit facilities with other lenders. If we materially default or breach our obligations under our credit facilities, we could be required to pay a higher rate of interest on our borrowings. Our lenders could also accelerate our repayment obligations or require us to repay all amounts under the credit facilities. Accordingly, our default of obligations under our credit facilities will significantly increase our cash flow needs and cause us to incur substantial damages, all of which could harm our business.


         OUR STOCK PRICE MAY DECLINE AS A RESULT OF THE ACQUISITION, WHICH COULD IN TURN CAUSE US TO MAKE ADDITIONAL PAYMENTS TO THE SELLERS UNDER THE TERMS OF THE STOCK AND ASSET PURCHASE AGREEMENT.

         Under the terms of the stock and asset purchase agreement, we are required to make certain contingent payments to the sellers for shares of our common stock issuable in exchange for the exchangeable shares of our Canadian subsidiary that we issue in the transaction. The contingent payments will be based on the market price of our common stock during the five year period following the closing of the transactions contemplated by the stock and asset purchase agreement. The contingent payments will be determined by comparing a minimum share price to the highest volume weighted average price per share of our common stock over any ten consecutive trading days during the five year period following the closing date, during which the aggregate trading volume is at least 500,000 shares. With respect to each share of our common stock issuable in exchange for shares of our Canadian subsidiary that we are issuing in the transaction, if during the five years following the closing date this volume weighted average price per share does not equal or exceed the minimum per share price of $3.076, we will be required to make a contingent payment equal to the difference between this minimum per share price and the highest volume weighted average price per share during the five year period. Any right to receive a contingent payment is transferable either together with, or separately from, the shares of common stock to which the right relates.


         If the acquisition is completed, the market price of our common stock following the acquisition may vary significantly from the market price on the closing date. These variances may arise due to, among other things:


         o changes in the combined business, operations and prospects or any portion of the business, operations or prospects;

         o        apparel industry performance; and

         o        general market and economic conditions and other factors.

         If our stock price fails to increase to sufficient levels during the five year period following the closing, it would give rise to the contingent payment obligations described above, which would increase the amount of cash we would be required to pay in connection with the proposed acquisition. This would result in a decrease in our cash position and could have a material adverse effect on our business and financial condition.

         WE ARE EXPOSED TO THE RISK OF CURRENCY FLUCTUATIONS RELATING TO THE AMOUNTS PAYABLE UNDER THE PURCHASE AGREEMENT, AND A RELATIVE DECLINE IN THE VALUE OF THE UNITED STATES DOLLAR COULD INCREASE THE PURCHASE PRICE WE PAY UNDER THE PURCHASE AGREEMENT, WHICH COULD HARM OUR BUSINESS.

         The cash payable and the promissory notes to be issued under the purchase agreement, as well as the contingent, earn-out and other amounts payable under the purchase agreement, are denominated in U.S. dollars. However, a significant portion of TAG Canada's business, including a substantial portion of the revenues that it will generate from Buffalo's business, will be denominated in Canadian dollars. Also, the performance criteria that need to be satisfied for payment of the earn-out payments are denominated in Canadian dollars. In addition, the adjustments to the purchase price of the assets will be determined in Canadian dollars and then converted into U.S. dollars using the exchange rate specified in the purchase agreement. Accordingly, we face currency fluctuation risk to the extent there is an adverse change in the relative value of the Canadian dollar. If the value of the Canadian dollar increases relative to the U.S. dollar, the value of the payments we are required to make to the sellers may be higher. This could effectively cause us to pay a higher price for the stock and assets we are acquiring, which could harm our business.

RISK ASSOCIATED WITH THE BUSINESS OF BUFFALO

         A SIGNIFICANT PORTION OF BUFFALO'S BUSINESS INVOLVES DESIGN, IMPORTATION AND SALES OF APPAREL PRODUCTS THROUGH WHOLESALE ACCOUNTS. ACCORDINGLY, MANY OF THE BUSINESS RISKS FACED BY BUFFALO ARE THE SAME AS OR SIMILAR TO THE RISKS FACED BY US.

         BUFFALO CURRENTLY OWNS AND OPERATES A LIMITED NUMBER OF PRINCIPAL BRANDS. IF BUFFALO IS UNSUCCESSFUL IN MARKETING AND DISTRIBUTING THOSE BRANDS OR IN EXECUTING OTHER STRATEGIES, ITS RESULTS OF OPERATIONS AND FINANCIAL CONDITION WILL BE ADVERSELY AFFECTED.

         Buffalo currently markets and sells a limited number of principal brands. If Buffalo is unable to successfully market and distribute its branded products, or if the recent popularity of its premium brands decreases, or if Buffalo is unable to execute on a strategy to acquire and/or license additional brands, its results of operations and financial condition will be adversely affected.

         BUFFALO'S WHOLESALE BUSINESS IS HIGHLY CONCENTRATED. THE DECISION BY ANY OF BUFFALO'S LARGE CUSTOMERS TO DECREASE ITS PURCHASES OF PRODUCTS OR STOP CARRYING BUFFALO PRODUCTS COULD HAVE A MATERIAL ADVERSE EFFECT ON BUFFALO'S RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         In 2005, approximately 30% of the Buffalo combined revenue came from four customers. In the first nine months of 2006, approximately 32% of the Buffalo combined revenue came from these four customers. Continued consolidation in the retail industry could further decrease the number of, or concentrate the ownership of, stores that carry Buffalo's and its licensees' products. Also, as Buffalo expands the number of its retail stores, it runs the risk that wholesale customers will perceive that Buffalo is increasingly competing directly with them, which may lead them to reduce or terminate purchases of Buffalo's products. In addition, in recent years there has been a significant increase in the number of designer brands seeking placement in department stores, which makes any one brand potentially less attractive to department stores. If any one of our major customers decides to decrease purchases from Buffalo, to stop carrying Buffalo's products or to carry its products only on less favorable terms, Buffalo's sales and profitability could significantly decrease. This could have a material adverse effect on Buffalo's results of operations and financial condition.

         BUFFALO'S OPERATING RESULTS MAY FLUCTUATE SIGNIFICANTLY, WHICH COULD CAUSE UNCERTAINTY REGARDING OUR OPERATING RESULTS AND RESULT IN A REDUCTION OR DECLINE IN OUR STOCK PRICE.

         Buffalo's management expects that Buffalo will experience substantial variations in its net sales and operating results from quarter to quarter. We believe the factors that influence this variability of quarterly results include:

         o        the timing of introduction of new product lines;

         o        the level of consumer acceptance of each new product line;

         o general economic and industry conditions that affect consumer spending and retailer purchasing;

         o        the availability of manufacturing capacity;

         o        the seasonality of the markets in which Buffalo participates;

         o        the timing of trade shows;

         o        the product mix of customer orders;

         o the timing of the placement or cancellation of customer orders;

         o        the weather;

         o        transportation delays;

         o        quotas and other regulatory matters;

         o        the occurrence of charge backs in excess of reserves; and

         o the timing of expenditures in anticipation of increased sales and actions of competitors.


         As a result of fluctuations in Buffalo's revenue and operating expenses that may occur, management believes that period-to-period comparisons of Buffalo's results of operations are not a good indication of its future performance. It is possible that in some future quarter or quarters, operating results will be below the expectations of securities analysts or investors. In that case, our common stock price could fluctuate significantly or decline.

         THE FINANCIAL CONDITION OF CUSTOMERS COULD AFFECT BUFFALO'S RESULTS OF OPERATIONS.

         Certain retailers, including some of Buffalo's customers, have experienced in the past, and may experience in the future, financial difficulties, which increase the risk of extending credit to such retailers and the risk that financial failure will eliminate a customer entirely. These retailers have attempted to improve their own operating efficiencies by concentrating their purchasing power among a narrowing group of vendors. There can be no assurance that Buffalo can remain a preferred vendor for its existing customers. A decrease in business from or loss of a major customer could have a material adverse effect on Buffalo's results of operations. In addition, Buffalo could assume the collection risk on sales to the customer itself, require that the customer provide a letter of credit, or choose not to make sales to the customer.

         FAILURE TO MANAGE ITS GROWTH AND EXPANSION COULD IMPAIR BUFFALO'S BUSINESS.

         Buffalo has experienced periods of rapid growth since its inception. No assurance can be given that Buffalo will be successful in maintaining or increasing sales in the future. Any future growth in sales will require additional working capital and may place a significant strain on management, management information systems, inventory management, sourcing capability, distribution facilities and receivables management. Any disruption in order processing, sourcing or distribution systems could cause orders to be shipped late, and under industry practices, retailers generally can cancel orders or refuse to accept goods due to late shipment. Such cancellations and returns would result in a reduction in revenue, increased administrative and shipping costs and a further burden on Buffalo's operations and distribution facilities.

         BUFFALO'S DEPENDENCE ON INDEPENDENT MANUFACTURERS REDUCES ITS ABILITY TO CONTROL THE MANUFACTURING PROCESS, WHICH COULD HARM BUFFALO'S SALES, REPUTATION AND OVERALL PROFITABILITY.

         Like us, Buffalo depends on independent contract manufacturers to secure a sufficient supply of raw materials and maintain sufficient manufacturing and shipping capacity in an environment characterized by declining prices, labor shortage, continuing cost pressure and increased demands for product innovation and speed-to-market. This dependence could subject Buffalo to difficulty in obtaining timely delivery of products of acceptable quality. In addition, a contractor's failure to ship products to us in a timely manner or to meet the required quality standards could cause us to miss the delivery date requirements of our customers. The failure to make timely deliveries may cause Buffalo's customers to cancel orders, refuse to accept deliveries, impose non-compliance charges through invoice deductions or other charge-backs, demand reduced prices or reduce future orders, any of which could harm Buffalo's sales, reputation and overall profitability. Buffalo does not have material long-term contracts with any of its independent contractors and any of these contractors may unilaterally terminate their relationship with Buffalo at any time. As a result, Buffalo competes with other companies for the production capacity of independent manufacturers. If Buffalo's vendors or manufacturers fail to ship its fabrics or products on time or to meet its quality standards or are unable to fill its orders, Buffalo might not be able to deliver products to its retail stores and wholesale customers on time or at all. To the extent Buffalo is unable to secure or maintain relationships with independent contractors that are able to fulfill Buffalo's requirements; its business would be harmed.

         Buffalo has in place a vendor compliance agreement with its suppliers, but Buffalo does not control its contractors or its labor practices. The violation of federal, state or foreign labor laws by one of the Buffalo contractors could result in it being subject to fines and its goods that are manufactured in violation of such laws being seized or their sale in interstate commerce being prohibited. To date, Buffalo has not been subject to any sanctions that, individually or in the aggregate, have had a material adverse effect on its business, and Buffalo is not aware of any facts on which any such sanctions could be based. There can be no assurance, however, that in the future Buffalo will not be subject to sanctions as a result of violations of applicable labor laws by its contractors, or that such sanctions will not have a material adverse effect on its business and results of operations. In addition, certain of Buffalo's customers, require strict compliance by their apparel manufacturers, including Buffalo, with applicable labor laws and visit its facilities often. There can be no assurance that the violation of applicable labor laws by one of Buffalo's contractors will not have a material adverse effect on its relationship with its customers.

         SINCE BUFFALO DOES NOT CONTROL ITS LICENSEES' ACTIONS AND DEPENDS ON ITS LICENSEES FOR A SUBSTANTIAL PORTION OF ITS EARNINGS FROM OPERATIONS, THE CONDUCT OF THESE LICENSEES COULD HARM OUR BUSINESS.

         Buffalo licenses to others the rights to produce and market products that are sold with its trademarks. If the quality, focus, image or distribution of our licensed products diminish, consumer acceptance of and demand for the Buffalo brands and products could decline. This could materially and adversely affect Buffalo's business and results of operations. A decrease in customer demand for any of these product lines could have a material adverse effect on our results of operations and financial condition.


         BUFFALO SUCCESS DEPENDS ON ITS ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS, AND ITS INABILITY TO DO SO COULD HAVE A MATERIAL ADVERSE EFFECT ON BUFFALO'S BUSINESS.

         Buffalo's success and competitive position depend significantly upon its trademarks and other proprietary rights. Buffalo takes steps to establish and protect its trademarks worldwide. Despite any precautions Buffalo my take to protect its intellectual property, policing unauthorized use of its intellectual property is difficult, expensive and time consuming, and Buffalo may be unable to determine the extent of any unauthorized use. Buffalo also places significant value on the overall appearance and image of its products. However, we cannot assure you that Buffalo can prevent imitation of its products by others or prevent others from seeking to block sales of Buffalo products for violating their trademarks and proprietary rights. We also cannot assure you that others will not assert rights in, or ownership of, trademarks and other proprietary rights of Buffalo, that its proprietary rights would be upheld if challenged or that it would, in that event, not be prevented from using its trademarks, any of which could have a material adverse effect on Buffalo's financial condition and results of operations. Further, Buffalo could incur substantial costs in legal actions relating to its use of intellectual property or the use of its intellectual property by others; even if Buffalo is successful, the costs incurred could have a material adverse effect. In addition, the laws of certain foreign countries do not protect proprietary rights to the same extent as do the laws of the United States and Canada, and the inability to have adequate protection of proprietary rights under the laws of these foreign countries could reduce the value of our proprietary rights and harm our business after we acquire The Buffalo Group.

         The rights of Buffalo to fully exploit its rights in the Buffalo trade-mark around the world are subject to the rights of others. In particular, an unrelated company called Buffalo Boots GmbH ("Buffalo Boots") has rights in the Buffalo trade-mark for footwear in certain jurisdictions. The foregoing limits the ability of Tarrant to use and register the Buffalo mark globally, and may restrict the trans-shipment of Buffalo-branded goods in territories where Buffalo Boots has rights and/or restrict the ability of Buffalo/Tarrant to extend the Buffalo brand to footwear or other accessories. While certain co-existence agreements exist between Buffalo Boots and a predecessor of Buffalo, it is unclear to what extent, if any, we would have the benefit of such covenants and whether we could successfully sue to remedy a breach.


         AFTER OUR ACQUISITION OF BUFFALO AND ITS RETAIL OPERATIONS, FLUCTUATIONS IN QUARTERLY RESULTS OF OPERATIONS, COMPARABLE STORE SALES, SALES PER SQUARE FOOT OR OTHER METRICS USED TO MEASURE THE PERFORMANCE OF RETAIL STORES COULD HAVE A MATERIAL ADVERSE EFFECT ON BUFFALO'S RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The quarterly results of operations for Buffalo's individual retail stores and its comparable store sales and sales per square foot have fluctuated in the past and can be expected to fluctuate in the future. These fluctuations are caused by a variety of factors, including:

         o        Shifts in consumer tastes and fashion trends;

         o The timing of new store openings and the relative proportion of new stores to mature stores;

         o        Calendar shifts of holiday or seasonal periods;

         o        Changes in merchandise mix;

         o        The timing of promotional events;

         o        Actions by competitors;

         o        Weather conditions;

         o        Changes in style;

         o        Changes in the business environment;

         o        Population trends;

         o Changes in patterns of commerce such as the expansion of electronic commerce; and

         o The level of pre-operating expenses associated with new stores.

         After our acquisition of Buffalo and its retail operations, an unfavorable change in any of the above factors could have a material adverse effect on our results of operations and financial condition.

         WE MAY BE UNSUCCESSFUL IN IMPLEMENTING BUFFALO'S PLANNED RETAIL EXPANSION, WHICH COULD HARM OUR BUSINESS AND NEGATIVELY AFFECT OUR RESULTS OF OPERATIONS.

         To open and operate new stores successfully, Buffalo must:

         o Identify desirable locations, the availability of which is out of its control:

         o Negotiate acceptable lease terms, including desired tenant improvement allowances;

         o        Build and equip the new stores;

         o Source sufficient levels of inventory to meet the needs of the new stores;

         o        Hire, train and retain competent store personnel;

         o Successfully integrate the new stores into its existing operations;

         o Maintain access to funds sufficient to support expansion plans; and

         o Satisfy the fashion preferences of customers in the new geographic areas.

         Any of these challenges could delay store openings or prevent us from completing Buffalo's store opening plans after our acquisition of Buffalo. Unfavorable economic and business conditions and changing consumer preferences could also interfere with current plans to expand. We cannot be sure that we can successfully complete the planned expansion or that the new stores will be profitable. If current retail store expansion plans, both domestically and internationally, fail to meet expected results, our overhead and other related expansion costs would increase without an offsetting increase in sales and net revenue. This could have a material adverse effect on our results of operations and financial condition.

         BUFFALO'S BUSINESS COULD BE HARMED IF ITS FAILS TO MAINTAIN PROPER INVENTORY LEVELS.


         Buffalo maintains an inventory of selected products that it anticipates will be in high demand. Buffalo may be unable to sell the products it has ordered in advance from manufacturers or that it has in its inventory. Inventory levels in excess of customer demand may result in inventory write-downs or the sale of excess inventory at discounted or closeout prices. These events could significantly harm our operating results and impair the image of the brands. Conversely, if Buffalo underestimates consumer demand for its products or if its manufacturers fail to supply quality products in a timely manner, it may experience inventory shortages, which might result in unfilled orders, negatively impact customer relationships, diminish brand loyalty and result in lost revenues, any of which could harm business.


RISK ASSOCIATED WITH THE APPAREL INDUSTRY

         OUR SALES ARE HEAVILY INFLUENCED BY GENERAL ECONOMIC CYCLES.

         Apparel is a cyclical industry that is heavily dependent upon the overall level of consumer spending. Purchases of apparel and related goods tend to be highly correlated with cycles in the disposable income of our consumers. Our customers anticipate and respond to adverse changes in economic conditions and uncertainty by reducing inventories and canceling orders. As a result, any substantial deterioration in general economic conditions, increases in interest rates, acts of war, terrorist or political events that diminish consumer spending and confidence in any of the regions in which we compete, could reduce our sales and adversely affect our business and financial condition.

         OUR BUSINESS IS HIGHLY COMPETITIVE AND DEPENDS ON CONSUMER SPENDING PATTERNS.

         The apparel industry is highly competitive. We face a variety of competitive challenges including:

         o anticipating and quickly responding to changing consumer demands;

         o developing innovative, high-quality products in sizes, colors and styles that appeal to consumers of varying age groups and tastes;

         o competitively pricing our products and achieving customer perception of value; and

         o        the need to provide strong and effective marketing support.

         WE MUST SUCCESSFULLY GAUGE FASHION TRENDS AND CHANGING CONSUMER PREFERENCES TO SUCCEED.

         Our success is largely dependent upon our ability to gauge the fashion tastes of our customers and to provide merchandise that satisfies retail and customer demand in a timely manner. The apparel business fluctuates according to changes in consumer preferences dictated in part by fashion and season. To the extent we misjudge the market for our merchandise; our sales may be adversely affected. Our ability to anticipate and effectively respond to changing fashion trends depends in part on our ability to attract and retain key personnel in our design, merchandising and marketing staff. Competition for these personnel is intense, and we cannot be sure that we will be able to attract and retain a sufficient number of qualified personnel in future periods.

         OUR BUSINESS IS SUBJECT TO SEASONAL TRENDS.

         Historically, our operating results have been subject to seasonal trends when measured on a quarterly basis. This trend is dependent on numerous factors, including the markets in which we operate, holiday seasons, consumer demand, climate, economic conditions and numerous other factors beyond our control. There can be no assurance that our historic operating patterns will continue in future periods as we cannot influence or forecast many of these factors.

RISKS ASSOCIATED WITH THE COMBINED BUSINESSES

         WE WILL LIKELY REQUIRE ADDITIONAL CAPITAL TO FUND BUFFALO'S PLANNED RETAIL EXPANSION AND FOR OTHER PURPOSES.


         We will need additional capital to fund Buffalo's planned retail expansion. We may not be able to fund our future growth or react to competitive pressures if we lack sufficient funds. Following closing of the acquisition and in the future we may need to raise additional funds through equity or debt financings or collaborative relationships. This additional funding may not be available or, if available, it may not be available on economically reasonable terms. The cost of servicing additional debt could harm our business and financial condition. In addition, any additional funding may result in significant dilution to existing shareholders. If adequate funds are not available, we may be required to curtail our operations or obtain funds through collaborative partners that may require us to release material rights to our products.


         THE PROPOSED ACQUISITION AND RELATED FINANCINGS MAY PLACE A SIGNIFICANT DEBT BURDEN ON US, WHICH COULD LIMIT OUR FLEXIBILITY IN MANAGING OUR BUSINESS AND EXPOSE US TO CERTAIN RISKS.

         The completion of the proposed acquisition will involve the incurrence of substantial additional debt. The acquisition could result in our becoming more leveraged on a consolidated basis under certain economic measures, and our flexibility in responding to adverse changes in economic, business or market conditions may be adversely affected, which could have a material adverse effect on our results of operations.

         Our high degree of leverage may have important consequences to you, including the following:

         o we may have difficulty satisfying our obligations under our senior credit facilities or other indebtedness and, if we fail to comply with these requirements, an event of default could result;

         o we may be required to dedicate a substantial portion of our cash flow from operations to required payments on indebtedness, thereby reducing the availability of cash flow for working capital, capital expenditures and other general corporate activities;

         o covenants relating to our indebtedness may limit our ability to obtain additional financing for working capital, capital expenditures and other general corporate activities;

         o        covenants   relating  to  our   indebtedness   may  limit  our
                  flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

         o we may be more vulnerable to the impact of economic downturns and adverse developments in our business; and

         o we may be placed at a competitive disadvantage against any less leveraged competitors.

         The occurrence of any one of these events could have a material adverse effect on our business, financial condition, results of operations, prospects and ability to satisfy our obligations under our senior notes.

         THE COMBINED BUSINESSES WILL HAVE SIGNIFICANT INTERNATIONAL SALES AND WILL BE SUBJECT TO RISKS ASSOCIATED WITH OPERATING IN INTERNATIONAL MARKETS.

         International sales will comprise a significant portion of the revenue generated by our company after the completion of the Buffalo acquisition. We estimate that international sales, including sales in Canada, will account for approximately 15% of our total revenue for the first fiscal quarter following the completion of the acquisition. Political and economic conditions outside the United States could make it difficult for us to increase our international sales or to operate abroad. International operations are subject to many inherent risks, including:

         o        adverse changes in tariffs;

         o political, social and economic instability and increased security concerns;

         o        fluctuations in currency exchange rates;

         o longer collection periods and difficulties in collecting receivables from foreign entities;

         o        exposure to different legal standards;

         o        ineffectiveness of international distributors;

         o reduced protection for our intellectual property in some countries;

         o        burdens of complying with a variety of foreign laws;

         o import and export license requirements and restrictions of the United States and each other country in which we operate;

         o        trade restrictions;

         o        the imposition of governmental controls;

         o        unexpected    changes   in   regulatory    or    certification
                  requirements;

         o        difficulties   in   staffing   and   managing    international
                  manufacturing and sales operations; and

         o potentially adverse tax consequences and the complexities of foreign value added tax systems.

         We believe that international sales will continue to increase and represent a significant portion of our sales, and we intend to further expand our international operations. Our sales in Canada are denominated in Canadian dollars, while our sales in Europe will be denominated principally in Euros. Sales in other international markets will be denominated principally in dollars, but may also be denominated in the local currencies of the markets where we do business. As a result, an increase in the relative value of the dollar against the Canadian dollar or Euro would lead to less income from sales denominated in Canadian dollars or Euros, unless we increase prices, which may not be possible due to competitive conditions in the applicable markets. In addition, we may experience difficulties associated with managing our operations remotely and complying with foreign regulatory and legal requirements for maintaining our manufacturing operations in other countries. Any of these factors may adversely affect our future international sales and operations and, consequently, negatively impact our business, financial condition and operating results. Despite these risks, we believe the market for our products outside the United States justifies our effort to expand our international operations.

         WE DEPEND ON OUR COMPUTER AND COMMUNICATIONS SYSTEMS.

         As a multi-national corporation, we rely on our computer and communication network to operate efficiently. Any interruption of this service from power loss, telecommunications failure, weather, natural disasters or any similar event could have a material adverse affect on our business and operations. Additionally, hackers and computer viruses have disrupted operations at many major companies. We may be vulnerable to similar acts of sabotage, which could have a material adverse effect on our business and operations.

                                   PROPOSAL 1

                         THE STOCK AND ASSET ACQUISITION

OVERVIEW

         On December 6, 2006, Tarrant and 4366883 Canada Inc., a wholly-owned Canadian subsidiary of Tarrant to which we sometimes refer as TAG Canada or our Canadian subsidiary throughout this proxy statement, entered into a Stock and Asset Purchase Agreement with The Buffalo Group that provides for the purchase of (1) all outstanding capital stock of 3681441 Canada Inc., Buffalo Inc. and 3163946 Canada Inc., three Canadian operating subsidiaries of The Buffalo Group,
(2) all outstanding capital stock of Buffalo Corporation, a U.S. operating subsidiary of The Buffalo Group, and (3) certain intellectual property assets from The Buffalo Trust, which are used in the business operations of the operating subsidiaries. The Buffalo Group designs, manufactures and markets high fashion denim and other apparel and accessories under the principal brand name Buffalo. The three Canadian subsidiaries referenced above operate The Buffalo Group's wholesale and retail business in Canada. The U.S. subsidiary referenced above is the principal subsidiary through which The Buffalo Group operates its U.S. wholesale business, which is a significant portion of The Buffalo Group's overall operations. The assets we are acquiring from The Buffalo Trust consist of trademark licenses and other intellectual property rights that are used in these businesses. The Buffalo Group consists of a group of entities, including the above-referenced operating companies as well as The Buffalo Trust, which are under the common ownership of entities controlled by Messrs. Gabriel, Charles, David, Michel and Gilbert Bitton, and their affiliates. Messrs. Charles, David, Gabriel and Gilbert Bitton are brothers and we refer to them as the Bitton brothers throughout this proxy statement. We sometimes refer to the business of The Buffalo Group we are acquiring under the purchase agreement as Buffalo, the Buffalo business or the business of The Buffalo Group for the purposes of this proxy statement.

         The purchase price for the stock and assets we are acquiring consists of $40 million in cash, promissory notes in the aggregate principal amount of $15 million and 13 million exchangeable shares of TAG Canada, which is a newly formed subsidiary of Tarrant that we formed in connection with the transactions contemplated by the stock and asset purchase agreement. The Buffalo Group has $15 million of working capital indebtedness under its existing working capital facility. We may use a portion of our expanded debt facilities to refinance this working capital indebtedness. In addition, we agreed to make contingent payments if the price of our stock does not equal or exceed $3.076 within any 10 trading days during the five year period following the closing of the purchase transaction and earn-out payments of up to $12 million if specified performance benchmarks are satisfied. The terms of these contingent and earn-out payments are described below under the summary description of the Stock and Asset Purchase Agreement.

         The shares of the Canadian subsidiary we agreed to issue under the purchase agreement will be non-voting and will be exchangeable on a one for one basis for shares of Tarrant common stock. As further consideration under the purchase agreement, we also agreed to issue 130,000 shares of our newly created Series A preferred stock, which are intended to give the sellers effectively the same voting rights that they would have had if they were to receive the shares of Tarrant common stock underlying the exchangeable shares at the closing of the acquisition. Each of these shares will be entitled to 100 votes and will be redeemed as exchangeable shares are exchanged for Tarrant common stock.

         The shares of Tarrant common stock underlying the exchangeable shares of TAG Canada to be issued under the purchase agreement will collectively comprise approximately 30% of the total outstanding capital stock of Tarrant immediately after the closing of the stock and asset purchase transactions. In addition, by virtue of the shares of Series A preferred stock, the sellers will have the right to direct the voting of a number of shares constituting 30% of the outstanding voting stock or combined voting power of Tarrant.

         We agreed to nominate Messrs. Gabriel Bitton and Luis Padilla or, if either one or both of Messrs. Bitton or Padilla are unwilling to serve or unable to serve due to death or disability, other nominees of sellers reasonably acceptable to us, to serve on our Board of Directors. We also agreed to nominate Messrs. Bitton and Padilla or such other nominees for reelection to our Board of Directors for a period of five years after the closing of the transactions under the purchase agreement. In addition, following the acquisition, we will operate the business and assets that we acquire from The Buffalo Group as a separate division through TAG Canada, our Canadian subsidiary, and one or more of our other subsidiaries. Mr. Gabriel Bitton will be appointed as the Chief Executive Officer of TAG Canada and President of Tarrant's Buffalo division for so long as we may be required to make earn-out payments under the terms of the purchase agreement. In these capacities, Mr. Bitton will, subject to the control of our Board of Directors, have general supervision, direction and control of the day-to-day operations, business and officers of our Buffalo division following the acquisition.

         As a condition to the closing of the transactions contemplated by the purchase agreement, we will enter into employment agreements with the Bitton brothers to provide services to us following the acquisition. As further inducement to provide services to us and as a condition under the purchase agreement, we will issue to the Bitton brothers options to purchase up to two million shares of Tarrant's common stock in the aggregate.


         In connection with the acquisition of Buffalo under the purchase agreement, Tarrant will request an additional term loan under and enter into an amendment of our existing $65 million credit facility with Guggenheim Corporate Funding LLC to accommodate the acquisition, as well as entering into an amendment to our credit facility with GMAC Commercial Finance LLC to increase the amount available to us under this facility. Pursuant to these amendments, up to about $55 million will be made available under our expanded facilities to finance the cash portion of the purchase price payable to the sellers under the purchase agreement and to refinance The Buffalo Group's $15 million working capital facility. In connection with the additional term loan under our Guggenheim facility, Tarrant proposes to issue to Guggenheim warrants to purchase up to _______________ shares of our common stock.


         The Board of Directors has also approved certain other agreements and transactions contemplated by the stock and asset purchase agreement.

REASON FOR PROPOSAL


         The  proposed  acquisition   transaction  and  the  other  transactions
contemplated by the purchase agreement, including without limitation the issuance of Tarrant common stock and other securities, will not be completed unless they are approved by holders of a majority of Tarrant's outstanding common stock. Tarrant seeks shareholder approval of the stock and asset acquisition and related transactions to comply with the California Corporations Code and the NASDAQ Marketplace Rules. Under the applicable provisions of the California Corporations Code, which we refer to as the California Rule, we are required to obtain shareholder approval of any reorganization transaction that results in our shareholders before the transaction owning less than 5/6th of the outstanding capital stock of our company immediately after the transaction. The NASDAQ Marketplace Rules, which we refer to as the NASDAQ 20% Rule, prohibits us from issuing, without shareholder approval, common stock or securities exercisable into common stock in an acquisition transaction in excess or potentially in excess of 20% of the outstanding shares of Tarrant common stock before issuance. Accordingly, because the terms of the purchase agreement and our proposed acquisition of Buffalo will result in the issuance of shares in an amount that require shareholder approval under the California Rule and the NASDAQ 20% Rule, we are seeking shareholder approval of the purchase agreement and the acquisition to comply with these rules and requirements.


REASONS FOR THE ACQUISITION

         In approving the acquisition and in recommending that Tarrant's shareholders approve the stock and asset purchase agreement and the acquisition, the Board of Directors considered a number of factors, including, without limitation, the following factors which the company believes include all material factors:

         o        information  concerning  Tarrant's  and  Buffalo's  respective businesses, prospects, business plans, financial performance and condition, results of operations, technology and competitive positions;

         o the compatibility of Tarrant's business with that of Buffalo's business;

         o        the  due  diligence   investigation   conducted  by  Tarrant's
                  management;

         o the terms of the stock and asset purchase agreement, including price and structure;

         o        the  fairness  of  the   transaction  to  Tarrant's   existing
                  shareholders;

         o the fairness opinion and analysis rendered by Marshall & Stevens, Inc., in connection with the proposed acquisition, including matters considered by Marshall & Stevens, Inc. in rendering its opinion and analysis; and

         o the current financial market conditions and historical stock market prices, volatility and trading information.

         Tarrant's Board of Directors also considered the following potentially negative factors:

         o the risk that the potential benefits sought in the acquisition might not be fully realized;

         o        the dilution to the company's existing shareholders;

         o        the potential  negative  effect on the  company's  stock price
                  associated   with   public   announcement   of  the   proposed
                  acquisition;

         o the potential negative effect on the company's stock price if revenue, earnings and cash flow expectations of the company following the acquisition are not met;

         o the potential dilutive effect on the company's common stock price if revenue and earnings expectations for the acquired business operations are not met;

         o the ability to successfully manage the combined operations of the company and The Buffalo Group; and

         o        the  other  risks  and  uncertainties  discussed  under  "Risk
                  Factors."

         In view of the variety of factors considered in connection with its evaluation of the acquisition, Tarrant's Board of Directors did not find it practical to, and did not quantify or otherwise attempt to, assign relative weight to the specific factors considered in reaching its conclusions. Additionally, the Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of the board of directors may have given different weight to different factors.

         After taking into account all of the factors set forth above, the members of the Board of Directors concluded that the stock and asset purchase agreement and the related acquisition were advisable and in the best interests of the company and its shareholders and that the company should proceed with the acquisition. Tarrant's Board believes the acquisition will:

         o expand Tarrant's operations by adding additional proprietary brands and products to compete more effectively;

         o        expand the scope,  scale and strength of Tarrant's  operations
                  by   expanding   its   marketing,   sales   and   distribution
                  capabilities;

         o enhance Tarrant's capabilities to compete in Canada, the United States and other markets and utilize The Buffalo Group's existing sales and marketing infrastructure as a platform for expanding sales of Tarrant's apparel products;

         o provide potential opportunities for Tarrant to penetrate new markets and expand its share in existing markets;

         o enhance sales capabilities and profitability by transforming from primarily a wholesale model to a combination retail and wholesale model;

         o enhance operating efficiencies through vertical integration and consolidation activities;

         o        expand  Tarrant's  management  team and Board of  Directors by
                  adding  management   personnel  and  two  new  directors  with
                  significant experience in the apparel industry;

         o        reduce costs based on increased volume of sourced merchandise;


         o improve Tarrant's ability to withstand pricing pressures resulting from inexpensive apparel imports;


         o enhance Tarrant's operations by improving product mix of higher priced products; and

         o        enhance long-term shareholder value.

EFFECT ON EXISTING SHAREHOLDERS

         The following table illustrates the effect on existing shareholders of outstanding common stock held and book value per share, on a pro forma basis, after giving effect to each of the following as of September 30, 2006:

         o the consummation of the proposed acquisition of Buffalo, assuming exchange of all exchangeable shares to be issued by TAG Canada for shares of Tarrant common stock, but assuming no exercise of any warrants or options to be issued in connection with the acquisition; and

         o the consummation of the proposed acquisition of Buffalo, assuming exchange of all exchangeable shares for Tarrant common stock and the exercise in full of all warrants and options to be issued in connection with the acquisition transaction.

--------------------------------------------------------------------------------
                                 Pre-Acquisition          Post-Acquisition
--------------------------------------------------------------------------------
                             Holdings%    Book Value   Holdings%   Book Value
                                          Per share                Per Share
--------------------------------------------------------------------------------
Existing shareholders (1)      100%         $0.53         70%        $0.77
Sellers (2)                     N/A          N/A          30%        $0.77

         (1)      Existing   shareholders   excluding  exercise  of  outstanding
                  warrants and options

         (2) Sellers and new shareholders assuming exchange of exchangeable shares and exercise of options and warrants issuable in acquisition


ACCOUNTING TREATMENT OF THE ACQUISITION

         Tarrant will account for the acquisition of The Buffalo Group under the terms of the purchase agreement as a purchase under the purchase method of accounting with Tarrant as the accounting acquirer.

BACKGROUND AND NEGOTIATIONS RELATED TO THE ACQUISITION


         In the fourth quarter of 2005, Gerard Guez, our Chairman and currently our interim Chief Executive Officer, engaged in conversations with Gabriel Bitton in which Mr. Bitton discussed with Mr. Guez The Buffalo Group's desire to seek additional capital to expand The Buffalo Group's retail business. Mr. Guez and Mr. Bitton had previously known each other, and Mr. Bitton hoped that Mr. Guez may be able to assist him in identifying a potential source of capital. At this time, the parties did not discuss the prospect of Tarrant acquiring The Buffalo Group.

         In the first half January 2006, Mr. Guez was introduced to Guggenheim Corporate Funding LLC by our advisor, Durham Capital. Mr. Guez began discussions with Guggenheim regarding a potential credit facility to provide us with additional working capital.


         In late February 2006, Mr. Guez traveled to Montreal, Canada, along with a representative of Guggenheim, and met with Gabriel Bitton. At the time of and following this meeting, Mr. Guez and Mr. Gabriel Bitton first engaged in general conversations regarding the possibility of a strategic transaction involving Tarrant and The Buffalo Group. These discussions occurred at approximately three in-person meetings and during several telephone conversations. During these discussions, Mr. Guez received some initial information regarding The Buffalo Group relating to its financial performance and business and the parties discussed preliminarily a purchase price for The Buffalo Group. Following these initial discussions, Mr. Guez began informal discussions with members of our Board of Directors regarding a potential acquisition of The Buffalo Group.


         At a board meeting on March 7, 2006, Mr. Guez provided our Board of Directors with an update on his preliminary discussions with The Buffalo Group. In this presentation, Mr. Guez described The Buffalo Group and its financial performance. Mr. Guez and the other directors considered the potential for increased shareholder value that could result from the combined companies. The directors further discussed the fact that, based on initial discussions with The Buffalo Group, a significant portion of the price to acquire The Buffalo Group would be required to consist of cash and we would have to borrow substantially all of the required cash. The board resolved that Mr. Guez should continue discussions for an acquisition of The Buffalo Group.

         During March 2006, Mr. Guez and Mr. Gabriel Bitton engaged in further discussions, and we began exchanging information with The Buffalo Group and negotiating the material economic terms of a potential acquisition of The Buffalo Group. At this time, both parties involved legal counsel in the discussions and commenced negotiating a term sheet for the acquisition.

         During April and May of 2006, we continued negotiating a term sheet with The Buffalo Group for the proposed acquisition. These negotiations occurred by telephone and were primarily between Mr. Guez and Mr. Gabriel Bitton, with counsel participating primarily in drafting the term sheet. During the course of these negotiations, the parties agreed upon a purchase price of up to $110 million, consisting of: $40 million in cash, $18 million in promissory notes, earn-out payments of up to $12 million over a four year period, 13 million shares of our common stock, and a contingent payment due after five years if the volume weighted average price of our common stock did not reach at least $3.076 for 10 consecutive days (on which there was an unspecified minimum trading volume) during the 5 year period after closing. On May 17, 2006, the parties also agreed upon certain other material terms of the proposed acquisition, which were set forth in a non-binding term sheet.

         On May 15, 2006, we entered into a commitment letter with Guggenheim Corporate Funding LLC with respect to a $65 million credit facility. The commitment letter contemplated that the credit facility would consist of an initial term loan of $30 million, which would be used to repay certain existing indebtedness and fund general operating and working capital needs, with a second term loan of $35 million available to be used to finance acquisitions acceptable to Guggenheim. On June 16, 2006, we entered into a definitive credit agreement with Guggenheim, as agent for the lenders. This credit facility consisted of an initial term loan of up to $25 million, of which we borrowed $15.5 million at the initial funding, to be used to repay certain existing indebtedness and fund general operating and working capital needs. An additional term loan of up to $40 million was made available under this facility to finance acquisitions acceptable to Guggenheim.

         On June 19, 2006, at a telephonic meeting of our Board of Directors, Mr. Guez presented the board with the proposed terms of The Buffalo Group acquisition as set forth in the non-binding term sheet previously provided to the board along with various other background materials. Following a thorough and detailed discussion, and upon a motion duly made and seconded, the term sheet was approved. Following approval of the term sheet, management instructed legal counsel and its financial advisors to begin a thorough due diligence investigation of The Buffalo Group. At the request of the board, management also began a search to identify an investment banking firm to render an opinion as to the fairness from a financial point of view of the proposed acquisition.

         During the week of June 26, 2006, Mr. Guez and David Burke, our Vice President of Finance, visited The Buffalo Group's principal offices in Montreal. During this trip, Messrs. Guez and Burke met with management of The Buffalo Group, visited its offices and facilities and coordinated with our financial advisors and Canadian legal counsel in connection with the financial and legal due diligence investigation of The Buffalo Group.

         During the week of July 16, 2006, Mr. Burke traveled to Montreal again along with a representative of our U.S. corporate counsel, Stubbs, Alderton & Markiles LLP. Mr. Burke met with our financial advisors and Canadian legal counsel over several days to discuss the results to date of the due diligence investigation. In addition, Mr. Burke and our advisors met with management of The Buffalo Group and their legal counsel. During this meeting, the parties discussed various issues relating to the corporate structure of The Buffalo Group, including ownership of trademark rights and various related party transactions. The parties also discussed proposals for the most efficient structure for the parties for the proposed acquisition from both a legal and tax perspective.

         On August 7, 2006, our Board of Directors approved our engagement of Marshall & Stevens Incorporated to render an opinion to the board as the fairness to Tarrant from a financial point of view of the proposed acquisition. In addition, in August 2006, we began working with our legal counsel on an initial draft of the definitive stock and asset purchase agreement.

         During the week of September 18, 2006, Mr. Burke returned to Montreal and had additional meetings with The Buffalo Group regarding financial due diligence and related matters. At this time, representatives of Marshall & Stevens were also in Montreal conducting on-site due diligence in connection with their fairness opinion.

         On September 28, 2006, Mr. Burke and our U.S. legal counsel met with Gabriel and Gilbert Bitton and their legal counsel in Montreal. These meetings occurred over several days, and the parties continued negotiations on the legal structure for the proposed acquisition and the provisions of the definitive purchase agreement. Mr. Guez and Mr. Gabriel Bitton subsequently met in New York, New York in early October to discuss some of the remaining unresolved issues. During these negotiations, it was agreed that the amount of the promissory notes to be issued as part of the purchase price would be reduced to $15 million, with the first payment on the second anniversary of the closing date. It was also agreed that the cash portion of the purchase price would be subject to adjustment as of the closing date pursuant to a formula to be agreed upon.


         During the week of November 6, 2006, Mr. Burke traveled to Montreal to further review the business and financial condition of The Buffalo Group. Mr. Burke met with The Buffalo Group management and with their auditors, RSM Richter, to further review the historical financial statements being audited by RSM Richter. At this time, representatives of Guggenheim Corporate Funding went to Montreal to continue their due diligence investigation of The Buffalo Group.


         During October and November, the parties and their counsel continued to negotiate the terms and provisions of the definitive stock and asset purchase agreement. On November 13, 2006, Messrs. Guez and Burke, our legal counsel and The Buffalo Group's legal counsel met in Los Angeles to further negotiate the provisions of the definitive purchase agreement and ancillary agreements. Mr. Gabriel Bitton participated in portions of these meetings by teleconference and participated in person in meetings on November 15, 2006. These meetings continued through the week, with the parties reaching agreement on substantially all remaining issues on November 17, 2006.

         During the last week of November 2006, the parties continued to engage in negotiations to finalize the definitive purchase agreement. At this time, the parties agreed upon the formula for the cash purchase price adjustment at closing. We also completed our due diligence review of The Buffalo Group during this week.

         On November 30, 2006, our Board of Directors held a special meeting by teleconference to consider the proposed acquisition on the terms set forth in the stock and asset purchase agreement. Marshall & Stevens was in attendance at the board meeting and made a presentation to the board. Marshall & Stevens provided a detailed summary of the transaction, including what companies and assets were being acquired and the price being paid, and the valuation approaches used by Marshall & Stevens in reaching their conclusion on the fairness of the transaction. Marshall & Stevens had concluded that the proposed acquisition is fair from a financial point to view to Tarrant, and discussed with the board their basis for the conclusion. Marshall & Stevens also responded to questions from the board regarding the fairness opinion. Following the presentation by Marshall & Stevens, Messrs. Guez and Burke, with assistance from legal counsel, reviewed with the board in detail the material terms and conditions of the stock and asset purchase agreement and the ancillary agreements. Mr. Burke and legal counsel discussed with the board the results of the due diligence investigation of The Buffalo Group. Following a thorough and detailed discussion, the board unanimously approved the acquisition of The Buffalo Group pursuant to the stock and asset purchase agreement and other terms and conditions of the transaction. In approving the transaction, our Board of Directors determined that the acquisition was fair to, and in the best interests of, Tarrant and our shareholders, and recommended that the shareholders approve the acquisition.


         On December 6, 2006, we obtained the consent of Guggenheim Corporate Funding and certain of our other secured lenders to enter into the stock and asset purchase agreement, as required under our credit facilities with these lenders. Neither consent contained a commitment to provide the financing necessary to complete the acquisition as contemplated in the stock and asset purchase agreement.


         On December 6, 2006, we entered into the stock and asset purchase agreement with The Buffalo Group.

FEDERAL OR STATE REGULATORY APPROVAL REQUIREMENTS

         No federal or state regulatory approval requirements need to be satisfied in connection with the purchase of the stock and assets under the purchase agreement.

MANAGEMENT FOLLOWING THE ACQUISITION

         The business and operations of Buffalo that Tarrant proposes to acquire will be managed as a separate division of Tarrant through its Canadian subsidiary, TAG Canada, and one or more of its other subsidiaries. Mr. Gabriel Bitton will be appointed as the Chief Executive Officer of TAG Canada and President of Tarrant's Buffalo division and will report directly to Tarrant's Board of Directors. In these capacities, Mr. Bitton will have extensive and comprehensive rights to manage the business and operations of Tarrant's Buffalo division during the period in which we are required to make earn-out payments. In addition, Messrs. Gabriel Bitton and Luis Padilla, or other nominees of the sellers reasonably acceptable to Tarrant if either or both of Messrs. Bitton or Padilla are unwilling to serve or unable to serve due to death or disability, will be nominated to Tarrant's Board of Directors and re-nominated for election to the Board during the five year period following the closing. Accordingly, Mr. Gabriel Bitton will continue to exercise management control over Buffalo's operations following the consummation of the acquisition transaction.

EMPLOYMENT MATTERS

         Tarrant will enter into employment agreements with each of the Bitton brothers as a condition to consummating the Buffalo acquisition.

         Under the terms of his employment agreement with us, Mr. Gabriel Bitton will serve as the Chief Executive Officer of TAG Canada, with the title and designation of President, Buffalo Division. Mr. Gabriel Bitton will, subject to the control of our Board of Directors, have general supervision, direction and control of the day-to-day operations, business and officers of the acquired business. Mr. Gabriel Bitton's agreement provides for a term of 5 years, unless his employment is earlier terminated as provided in the agreement. Mr. Gabriel Bitton's agreement may be terminated by us or by Mr. Bitton for any reason by advance written notice.

         Mr. Gabriel Bitton's employment agreement provides for a base salary of $500,000 per annum. As further consideration under the employment agreement, Mr. Bitton will receive options to purchase 600,000 shares of Tarrant common stock. These options will be exercisable at an exercise price per share equal to the fair market value of Tarrant's common stock on the date of grant. The options will vest and become exercisable in four equal annual installments commencing on the first anniversary of the closing of the acquisition. Mr. Bitton will also be entitled to receive a performance bonus at such times and such amounts as may be determined in the sole discretion of Tarrant's Board of Directors. Mr. Bitton will be entitled to vacation and certain other benefits available to other employees, and will be entitled to reimbursement for reasonable costs and expenses he incurs in connection with the performance of his duties under his employment agreement with Tarrant.

         If the agreement is terminated by us without cause or if the agreement is terminated by Mr. Bitton due to a material reduction in his title or responsibilities, a reduction in salaries or other good reason as specified in the agreement, Mr. Bitton will be entitled to receive a severance payment equal to Mr. Bitton's base salary for the 12 months following the date of termination or the remainder of the five year term under the agreement, whichever is less. The severance will not be payable if we terminate the agreement for cause, as defined in the agreement, or if Mr. Bitton is terminated due to death or disability or if he terminates the agreement without good reason. In general, "cause" is defined in the agreement to include acts undertaken with the intent of causing damage to Tarrant or its affiliates, any act involving a material personal profit to Mr. Bitton, his consistent failure to perform his normal duties or obligations under the agreement, conviction of a crime or felony or his breach of the employment agreement. Also, cause includes situations where the actual capital expenditures of TAG Canada in any fiscal quarter exceed by more than ten percent (10%) the budgeted capital expenditures as set forth in the budget approved by Tarrant's Board of Directors from time to time.


         In general, the terms of our employment agreements with each of the other Bitton brothers will be substantially the same as the terms of our employment agreement with Mr. Gabriel Bitton, except that the other Bitton brothers will be charged with different responsibilities and entitled to different compensation and benefits. The term of employment under each of these agreements will also differ from the term provided under Mr. Gabriel Bitton's employment agreement.

REGISTRATION RIGHTS

         As a condition to consummating the acquisition, we are required to sign and deliver to the sellers and the Bitton brothers a registration rights agreement under which we agree to register the shares of Tarrant common stock underlying the exchangeable shares to be issued by TAG Canada and shares of Tarrant common stock underlying options that we grant to the Bitton brothers in connection with the acquisition. The registration rights agreement that we are required to deliver provides that we will use our best efforts to file, as soon as practicable after the agreement, a registration statement relating to the resale of the shares we agreed to register and cause the registration statement to go effective as soon as practicable after its filing. The registration statement also provides that we will include these shares in any subsequent registration statement we file to register for sale any of our common stock for our own account or for the account of others, subject to certain limitations and exceptions as specified in the registration rights agreement.

FINANCING


         The consummation of the proposed acquisition of Buffalo is conditioned on Tarrant obtaining financing to pay the cash portion of the purchase price under the purchase agreement and to refinance Buffalo's working capital facility. In connection with the acquisition, Tarrant is planning to obtain an additional term loan under its credit facility with Guggenheim Corporate Funding LLC and amending its credit facility with GMAC Commercial Finance LLC to increase the amount that Tarrant may borrow. These actions will provide Tarrant with up to about $55 million in additional funds, which will be available to Tarrant under these facilities to pay the cash consideration under the purchase agreement and to refinance Buffalo's working capital facility. In consideration of Guggenheim's funding of the additional term loan, Tarrant will issue to Guggenheim new warrants to purchase up to __________ shares of Tarrant common stock in the aggregate. The terms of the amendments and the warrants we propose to issue are described in further detail under Proposal 2 below.


FAIRNESS OPINION


         In August 2006, Tarrant's management interviewed the firm of Marshall & Stevens, Inc. to render a fairness opinion with respect to the acquisition. Tarrant formally engaged the services of Marshall & Stevens on September 6, 2006, to render an opinion as to the fairness, from a financial point of view, of the acquisition transaction to Tarrant. Tarrant selected Marshall & Stevens based upon its national reputation, its proximity to Tarrant and cost considerations.


         The Board of Directors received a valuation analysis report together with the fairness opinion dated December 6, 2006, from Marshall & Stevens related to the fairness of the acquisition transaction to Tarrant. The full text of Marshall & Stevens' fairness opinion, a copy of which is attached as an exhibit to this proxy statement, sets forth, among other things, the assumptions made, procedures followed, matters considered, and limitations of the review undertaken by Marshall & Stevens. You are urged to, and should, read the fairness opinion carefully and in its entirety.


         You should note that the Marshall & Stevens opinion is addressed to the Tarrant board of directors and addresses the fairness of the acquisition from a financial point of view and does not address any other aspect of the proposed acquisition or the stock and asset purchase agreement, nor does it constitute a recommendation to any Tarrant shareholder as to how to vote at the Tarrant special meeting. Marshall & Stevens did not, and was not requested by Tarrant to, make any recommendations as to the purchase price or to solicit third party indications of interest in acquiring all or part of The Buffalo Group.


         In arriving at its opinion, Marshall & Stevens, among other things:

         o        reviewed audited financial statements for The Buffalo Group;

         o reviewed publicly available financial data concerning certain companies deemed comparable, by Marshall & Stevens;

         o reviewed third party reports concerning the apparel retail and manufacturing industries;

         o        reviewed  brochures  and  literature  related  to The  Buffalo
                  Group;

         o considered the nature of Buffalo's business, history, earnings before interest and taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), revenue, book capital, and total assets for the inclusive fiscal years 2002 through 2006 and the latest interim periods;

         o        considered    Buffalo's   future   EBITDA,    EBIT;   revenue;
                  dividend-paying capacity and overall financial health;

         o analyzed financial statements, prices and other materials regarding certain comparable and publicly traded companies involved in the apparel retail and manufacturing industries;

         o analyzed prevailing rates of return on debt and equity capital;

         o        analyzed   materials   discussing  the  general  and  industry
                  specific economic outlook;

         o compared particular statistical and financial information of Buffalo to particular statistical and financial information of certain comparable and publicly traded companies;

         o reviewed the stock and asset purchase agreement and various other agreements contemplated by the purchase agreement in connection with the acquisition; and

         o reviewed information prepared or discussed with Marshall & Stevens by members of senior management of Tarrant relating to the relative contributions of Buffalo and Tarrant to the merged company.

         Marshall & Stevens also held discussions with members of the senior management of Tarrant regarding Tarrant's history, financial performance and future prospects. In addition, Marshall & Stevens performed financial analysis of the proposed combined company and conducted such other studies, analyses, inquiries and investigations as it deemed appropriate.

         In preparing its opinion, Marshall & Stevens relied on the accuracy and completeness of all information that was publicly available, supplied or communicated to Marshall & Stevens by or on behalf of Tarrant or The Buffalo Group. The opinion does not address the relative merits of the proposed acquisition and any other transactions or strategies, which may have been discussed as alternatives to the proposed acquisition. Tarrant did not place any limitations on Marshall & Stevens with respect to the procedures followed or factors considered in rendering the opinion. In addition, Marshall & Stevens did not make an independent evaluation or appraisal of the assets and liabilities of Tarrant or The Buffalo Group and was not furnished with any such evaluation or appraisal.

         METHODOLOGIES

         The following is a summary of the material financial analyses used by Marshall & Stevens in connection with providing its opinion to the Tarrant board of directors. Marshall & Stevens utilized substantially the same type of financial analyses in connection with providing the written opinion attached as Exhibit B. Marshall & Stevens reviewed the historical pricing of Tarrant. Marshall & Stevens also reviewed the historical financial statements for Tarrant and The Buffalo Group to ascertain the financial position and performance of the companies. Marshall & Stevens also reviewed the economic and industry outlook for the apparel industry. In addition, Marshall & Stevens reviewed the proposed impact on the financial position of Tarrant resulting from the acquisition transaction with The Buffalo Group.

         Marshall & Stevens considered a number of factors in its analysis and used several methodologies in reaching its conclusion. Marshall & Stevens did not ascribe a specific range of values to the shares and assets Tarrant proposes to purchase under the purchase agreement, but rather made its determination as to the fairness, from a financial point of view, to Tarrant on the basis of financial and comparative analyses. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances. In arriving at its opinion, Marshall & Stevens did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Marshall & Stevens believes that its analysis must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors, as a whole, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Marshall & Stevens made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Tarrant. Neither Tarrant, nor Marshall & Stevens nor any other person assumes responsibility if future results are materially different from those discussed.

         In its analysis, Marshall & Stevens made numerous assumptions regarding the performance of Tarrant and The Buffalo Group, the industry and the economy, many of which are beyond the control of Tarrant and The Buffalo Group. The estimates used in the analysis are not necessarily indicative of actual values or predictive of future values, which may vary significantly from those set forth herein and in the written opinion. In addition, analyses relating to the value of the businesses do not purport to be appraisals or to reflect the prices at which businesses may actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.


         The analyses were prepared for the purpose of Marshall & Stevens providing its opinion to the Tarrant board of directors as to the fairness of the transactions from a financial point of view. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Tarrant, The Buffalo Group, Marshall & Stevens or any other person assumes responsibility if future results are materially different from those in the forecast. As described above, Marshall & Stevens' opinion to the Tarrant board of directors was one of many factors taken into consideration by the Tarrant board of directors in making its determination to approve and adopt the stock and asset purchase agreement.


         FEES PAYABLE TO MARSHALL & STEVENS

         Pursuant to letter agreements between Tarrant and Marshall & Stevens, Tarrant agreed to pay Marshall & Stevens a fee for rendering its opinion. Tarrant has also agreed to reimburse Marshall & Stevens for its reasonable out-of-pocket expenses. No portion of Marshall & Stevens' fee is contingent upon the successful completion of the proposed transactions. In addition, Tarrant has agreed to indemnify Marshall & Stevens and its employees, directors, officers, control persons, affiliates and agents against certain liabilities incurred in connection with its services, including liabilities under federal securities laws.

         As part of Marshall & Stevens' financial advisory business, it regularly issues fairness opinions and is continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, negotiated underwritings, mergers and acquisitions and valuations for estate, corporate and other purposes. Marshall & Stevens is familiar with Tarrant and regularly provides valuation services to companies in the apparel business and apparel industries.

         In connection with the debt financing transaction completed with Guggenheim Corporate Funding LLC in June 2006, Tarrant engaged Marshall & Stevens on a limited basis to assist with the valuation of warrants issued to Guggenheim in the financing transaction. As consideration for its services, Tarrant paid to Marshall & Stevens a fee of $5,500.

COMPLETION OF THE ACQUISITION

         Tarrant and Buffalo are working toward completing the acquisition as quickly as possible. Tarrant and Buffalo intend to complete the acquisition promptly after the shareholders of Tarrant approve the acquisition at the special meeting of shareholders. Tarrant and Buffalo expect to complete the acquisition in the first quarter of 2007.

         The obligations of Tarrant and Buffalo to complete the acquisition are subject to customary closing conditions. The purchase agreement may be terminated before the acquisition is completed under certain circumstances described elsewhere in this proxy statement.

DISSENTERS' RIGHTS OF APPRAISAL

         The rights of shareholders of Tarrant to dissent from approval of the stock and asset acquisition and demand payment for their shares are governed by Chapter 13 of the California General Corporation Law ("CGCL") the full text of which is reprinted as Exhibit C to this proxy statement. The summary of these rights set forth below is not intended to be complete and is qualified in its entirety by reference to Exhibit C.

         Under the CGCL, shareholders of Tarrant will not have any dissenters' rights with respect to the acquisition unless demands for payment are duly filed with respect to five percent (5%) or more of the outstanding shares of Tarrant common stock or shareholders of Tarrant shares which are subject to restrictions upon transfer imposed by Tarrant. If the holders of five percent (5%) or more of the outstanding shares of Tarrant common stock or holders of such restrictive shares duly file demands for payment and fully comply with Chapter 13 of the CGCL, they will have the right to be paid in cash the fair market value of their shares in accordance with Chapter 13 of the CGCL.

         Under the CGCL, "fair market value" is determined as of the day before the first announcement of the terms of the proposed transaction, excluding any appreciation or depreciation as a consequence of the transaction, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter. If the parties are unable to agree on a fair market value, the dissenting shareholder may request the Superior Court for Los Angeles County to determine the fair market value of the shares. The court's decision would be subject to appellate review.

         Dissenters' rights cannot be validly exercised by persons other than shareholders of record regardless of the beneficial ownership of the shares. Persons who are beneficial owners of shares held of record by another person, such as a broker, a bank or a nominee, should instruct the record holder to follow the procedures outlined below if such beneficial owners wish to dissent from the approval of the acquisition.

         As described more fully below, in order to perfect their dissenters' rights, shareholders of record must: (1) make written demand for the purchase of their dissenting shares to Tarrant or its transfer agent on or before the date of the special meeting, (2) vote their dissenting shares against approval of the acquisition, and (3) within 30 days after the mailing to shareholders by Tarrant of notice of approval of the acquisition, submit the certificates representing their dissenting shares to Tarrant or its transfer agent, for notation on such certificates that they represent dissenting shares. Failure to follow any of these procedures may result in the loss of statutory dissenters' rights.

         DEMAND FOR PURCHASE

         Dissenting shareholders of Tarrant must submit to Tarrant at its principal office, 3151 East Washington Blvd., Los Angeles, CA 90023, Attention :Chief Financial Officer, or to its transfer agent, Computershare Trust Company, a written demand that Tarrant purchase for cash those shares with respect to which they wish to act as dissenting shareholders. Such demand will not be effective unless it is received by not later than the date of the special meeting.

         The demand must state the number and class of shares held of record which the shareholder demands to be purchased and the amount claimed to be the "fair market value" of such shares as of the day before the announcement of the acquisition. That statement of fair market value will constitute an offer by the dissenting shareholder to sell such shares at that price.

         Dissenting shareholders may not withdraw their demand for payment without the consent of the Tarrant Board of Directors. The rights of dissenting shareholders to demand payment terminate (1) if the acquisition is abandoned (although dissenting shareholders are entitled upon demand in such a circumstance to reimbursement of expenses incurred in a good faith assertion of their dissenters'rights), (2) if the shares are transferred prior to submission for endorsement as dissenting shares, or (3) if Tarrant and the dissenting shareholders do not agree upon the status of the shares as dissenting shares or upon the purchase price, and neither files a complaint or intervenes in a pending action within six months after the date on which notice of approval of the reorganization merger was mailed to the shareholders.

         No shareholder who has a right to demand payment in cash of the "fair market value" for such shareholder's shares will have any right to attack the validity of the acquisition, except in an action to test whether Tarrant has received the affirmative vote of the number of shares required to approve the acquisition.

         VOTE AGAINST APPROVAL OF THE ACQUISITION


         Dissenting shareholders must vote their dissenting shares against approval of the acquisition. Voting against the acquisition is required in the public situation to inform the company of the extent of objections to the acquisition and consequently exposure to potential demand for cash. Record shareholders may vote part of the shares that they are entitled to vote in favor of the acquisition or abstain from voting a part of such shares without jeopardizing their dissenters' rights as to other shares. However, if record shareholders vote part of the shares they are entitled to vote in favor of the acquisition and fail to specify the number of shares they are so voting, it is conclusively presumed under California law that their approving vote is with respect to all shares that they are entitled to vote. Voting against the acquisition will not of itself, absent compliance with the provisions of Chapter 13 of the CGCL summarized herein, satisfy the requirement of the CGCL for exercise and perfection of dissenters' rights. Also, under CGCL, a shareholder's failure to vote against a proposal does not constitute a waiver of appraisal rights.


         NOTICE OF APPROVAL

         If shareholders have a right to require Tarrant to purchase their shares in cash for the "fair market value" thereof under the dissenters' rights provisions of the CGCL, Tarrant will mail to each such shareholder a notice of approval of the acquisition within ten days after the date of shareholder approval, stating the price determined by it to represent the "fair market value" of the dissenting shares. The statement of price will constitute an offer to purchase any dissenting shares at that price.

         SUBMISSION OF STOCK CERTIFICATES

         Within 30 days after the mailing of the notice of approval of the acquisition, dissenting shareholders must submit to Tarrant or its transfer agent, at the address set forth above, certificates representing the dissenting shares to be purchased, to be stamped or endorsed with a statement that the shares are dissenting shares or are to be exchanged for certificates of appropriate denomination so stamped or endorsed. The notice of approval of the acquisition will specify the date by which the submission of certificates for endorsement must be made and a submission made after that date will not be effective for any purpose.

         PURCHASE OF DISSENTING SHARES

         If a dissenting shareholder and Tarrant agree that the shares are dissenting shares and agree upon the price of the shares, Tarrant will, upon surrender of the certificates, make payment of that amount, plus interest on such amount at the legal rate on judgments from the date of such agreement, within 30 days after the agreement on price. Any agreement between dissenting shareholders and Tarrant fixing the "fair market value" of any dissenting shares must be filed with the corporate secretary of Tarrant.

         If Tarrant denies that the shares are dissenting shares, or Tarrant and a dissenting shareholder fail to agree upon the "fair market value" of the shares, the dissenting shareholder may, within six months after the date on which notice of approval of the acquisition was mailed to the shareholder, but not thereafter, file a complaint, or intervene in a pending action, if any, in the Superior Court for Los Angeles County, State of California, requesting that the Superior Court determine whether the shares are dissenting shares and the "fair market value" of such dissenting shares. The Superior Court may determine, or appoint one or more impartial appraisers to determine, the "fair market value" per share of the dissenting shares. The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, will be assessed or apportioned as the Superior Court considers equitable, but if the "fair market value" is determined to exceed the price offered to the shareholder by Tarrant, then Tarrant will be required to pay such costs (including, in the discretion of the Superior Court, attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments, if such "fair market value" is determined to exceed 125% of the price offered by Tarrant). A dissenting shareholder must bring this action within six months after the date on which notice of approval of the acquisition was mailed to the shareholder whether or not the corporation responds within such time to the shareholder's written demand that Tarrant purchase in cash for "the fair market value" shares voted against the approval of the acquisition.

                       STOCK AND ASSET PURCHASE AGREEMENT

         THE FOLLOWING IS A BRIEF SUMMARY OF ALL OF THE MATERIAL TERMS OF THE STOCK AND ASSET PURCHASE AGREEMENT. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE STOCK AND ASSET PURCHASE AGREEMENT, WHICH IS
ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. THE EXHIBITS TO THE STOCK AND ASSET PURCHASE AGREEMENT ARE NOT ATTACHED HERETO, BUT ARE AVAILABLE FOR REVIEW UPON REQUEST.

GENERAL

         Under the terms of the stock and asset purchase agreement, we agreed to purchase all of the outstanding capital stock of three Canadian companies through which The Buffalo Group operates its wholesale and retail business in Canada, and one U.S. company through which The Buffalo Group operates its wholesale business in the United States. The Canadian companies are Buffalo Inc., 3681441 Canada Inc., 3163946 Canada Inc., and the U.S. company is Buffalo Corporation, a Delaware corporation. We also agreed to purchase certain trademark rights and certain other assets owned by The Buffalo Trust, which are used in the business of the above-referenced companies in Canada and the United States.

         As consideration for the stock we are purchasing under the agreement, we agreed to pay the sellers $17 million in cash and to issue to them promissory notes in the aggregate principal amount of $11 million and 13 million shares of a Canadian subsidiary we formed for the purpose of consummating the transactions under the purchase agreement. The shares of the Canadian subsidiary we agreed to issue under the purchase agreement will be non-voting and will be exchangeable for shares of our common stock on a one for one basis. We agreed to make up to $12 million in earnout payments if specified performance conditions are satisfied, and a contingent payment if the price of our stock does not equal to exceed $3.076 per share within the five year period following the closing of the purchase transaction.

         As consideration for the assets we are purchasing from The Buffalo Trust, we agreed to pay $23 million in cash and a promissory note in the principal amount of $4 million. The cash amount payable to The Buffalo Trust is subject to reduction before the closing, based on the amount of revenue generated by The Buffalo Trust. We also agreed to assume liabilities of The Buffalo Trust under certain agreements specified in the purchase agreement,
subject  to  certain  adjustments  and  exceptions.   We  will  not  assume  any
liabilities arising from a breach of the specified agreements or any tax liabilities attributable to the trust or its settler, trustee or beneficiary. The purchase agreement provides that the purchase price for the assets will be decreased by the adjusted net revenue of the trust, which is defined as all revenue of The Buffalo Trust less certain expenses.

DEPOSIT

         Upon execution of the stock and asset purchase agreement, we paid a $5 million deposit toward the purchase of the stock and assets under the agreement. If we close the transactions contemplated by the stock and asset purchase agreement, this amount will be applied to the cash portion of the purchase price. If the closing of the transactions contemplated by the agreement does not occur on or before March 31, 2007, and either we or the sellers terminate this agreement, the $5 million deposit will be retained by the sellers and we will not be returned to us. Similarly, if the agreement is terminated by the sellers due to our breach of our obligations under the purchase agreement, or due to a change having a material adverse effect to us or our business of $1.5 million or more, the sellers will be entitled to retain the entire $5 million deposit. To the extent that the sellers retain the $5 million deposit, this will be their sole and exclusive remedy and will constitute liquidated damages under the purchase agreement. If the agreement is terminated due to our failure to obtain shareholder approval or if a change occurs resulting in a material adverse effect of $1.5 million or more with respect to The Buffalo Group or its business, or if the sellers breach their representations or obligations under the purchase agreement, we will be entitled to a refund of the deposited amount less a termination fee equal to the out of pocket expenses incurred by The Buffalo Group in connection with the proposed acquisition transaction.

CONTINGENT PAYMENTS

         We agreed to make contingent payments for shares of our common stock issuable in exchange for the shares of our Canadian subsidiary that we issue in the transaction. The contingent payments will be based on the market price of our common stock during the five year period following the closing of the transactions contemplated by the stock and asset purchase agreement. The contingent payments will be determined by comparing a minimum share price to the weighted average price per share of our common stock over any ten consecutive trading days during the five year period following the closing date, during which the aggregate trading volume is at least 500,000 shares. With respect to each share of our common stock issuable in exchange for shares of our Canadian subsidiary that we are issuing in the transaction, if during the five years following the closing date this weighted average price per share does not equal or exceed the minimum per share price of $3.076, we will be required to make a contingent payment equal to the difference between this minimum per share price and the highest weighted average price per share over any ten consecutive trading days during the five year period following the closing. Any right to receive a contingent payment is transferable either together with, or separately from, the shares of common stock to which the right relates.

EARN OUT PAYMENTS

         The stock and asset purchase agreement provides for payment of an earn-out amount (payable in cash) for each of the fiscal years ending December 31, 2007 through 2010. If the applicable earnings target is achieved with respect to any fiscal year, we will be required to make an earn-out payment of $3 million for that year. Accordingly, if the earn-out targets are satisfied for each of these years, we will be required to make total earn-out payments of $12 million. In general, the term "adjusted earnings" is defined to include the net income of these target companies increased by interest, taxes and certain other expenses incurred in connection with the financing of the transactions contemplated by the stock and asset purchase agreement, and decreased by amounts, charges, claims and monies paid by us or our affiliates in relation to the business, asset or operations of the target companies or the assets that we purchase under the stock and asset purchase agreement. The purchase agreement provides that adjusted earnings will be calculated without taking into account the effect of certain items, including (among other things) gain or loss from any sale of assets not in the ordinary course of business.

         Upon occurrence of certain acceleration events specified under the purchase agreement, we will be required to pay an accelerated earn-out amount calculated based on the net present value of the aggregate remaining earn-out amounts as if all such remaining earn-out amounts would have been earned in full. The purchase agreement provides that a discount rate of 7.0% will be used in determining the net present value of this earn-out amount. Events that would trigger these accelerated payments include the consummation of a change of control transaction, the termination of Mr. Gabriel Bitton's employment by us without cause (as defined in the purchase agreement) or Mr. Bitton's resignation for good reason, our failure to make any required earn-out payments and our breach of certain specified obligations relating to the ongoing management of Buffalo following the acquisition. Change of control transactions that would qualify as a triggering event for payment of the accelerated earn-out amount include transactions in which we sell all or substantially all of the assets of the Buffalo business or otherwise transfer or sell control over the Buffalo business through a sale or transfer of the shares of the target companies we are acquiring or a sale of the shares of TAG Canada. Change of control transactions triggering the payment of earn-out amounts also include any transaction in which Tarrant or TAG Canada sells all or substantially all of its assets or it enters into a merger or other reorganization as a result of which less than 50% of the total voting power of the surviving company are held by persons who were holders of voting securities immediately before the transaction.

MANAGEMENT OF THE ACQUIRED BUSINESSES

         Under the agreement, Mr. Gabriel Bitton will be appointed as the President of Tarrant's Buffalo Division and the Chief Executive Officer of our Canadian subsidiary through which we will operate the Canadian business we are acquiring from The Buffalo Group. Mr. Bitton will be entitled to serve in these capacities commencing promptly after closing of the transactions under the stock and asset purchase agreement until the end of the final period for which earn-out payments may be due or the termination of his employment by him voluntarily or due to his death or permanent disability, or for cause. During this time period, subject to the control of our Board of Directors of Parent, Mr. Bitton will have general supervision, direction and control of the day-to-day operations, the business and the officers of our Canadian subsidiary. Our Board of Directors will be entitled to terminate Mr. Bitton's employment for cause.

         The purchase agreement further provides that during the period commencing on the closing and ending at the end of the final period for which earn-out payments may be due, subject to the powers of our Board of Directors, the day-to-day management of our Canadian subsidiary will be conducted by its executive officers, in accordance with the budgets and business plans approved by our Board of Directors. Also, the agreement provides that all officers of our Canadian subsidiary will report to its Chief Executive Officer. The purchase agreement further includes procedures for holding meetings and approval of annual and quarterly budgets for the acquired businesses, and provides certain restrictions with respect to the management of our Canadian subsidiary.

REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

         The sellers of the shares and assets we are purchasing under the purchase agreement made representations to us relating to:

         o Their status as entities duly organized, validly existing and in good standing under the laws of their respective jurisdictions of formation or organization, and the absence of any actions for dissolution or liquidation;


         o Their power and authority to execute and deliver the purchase agreement and other transaction documents, and the taking of all actions necessary to authorize the execution and delivery of all such documents;


         o The authorization, execution and delivery of each of the purchase agreement and the other transaction documents, and the enforceability of each such document against the seller that is a party to such agreement or document;

         o The execution and delivery of the purchase agreement and other documents not resulting in any breach of law or a material breach of any contract to which the representing seller is a party or by which it is bound or requiring any consent of any governmental authorities;

         o Residence of the sellers as Canadian residents for Canadian income tax purposes;

         o        Absence of any obligation to pay fees to brokers or finders;

         o Ownership of the shares of the acquired businesses free and clear of any liens or encumbrances; and

         o Qualification as sophisticated investors and review of all relevant information necessary to evaluate the risk and merits of their investment in our securities and securities to be issued by our Canadian subsidiary in the transaction.

         We received  similar  representations  from the four  target  companies
whose  shares  we  are   purchasing.   In  addition,   we  received   additional
representations from these companies relating to:

         o        Their capitalization and outstanding capital stock;

         o        Delivery to us of complete and accurate corporate records;

         o        List  of   subsidiaries   and   information   concerning   the
                  capitalization of such subsidiaries;

         o Delivery of audited annual and unaudited interim financial statements prepared in accordance with Canadian generally accepted accounting principles;

         o Absence of specified matters outside the ordinary course of business since the date of the interim balance sheet of September 30, 2006;

         o Absence of liabilities required to be disclosed on the financial statements;

         o        Compliance with laws;

         o        Payment of all  required  taxes,  filing of all  required  tax
                  returns  and  the  absence  of  tax  related   liabilities  or
                  obligations;

         o Good and valid title to assets and valid leasehold interest in personal and real property;

         o List of all intellectual property rights and validity of intellectual property rights, including without limitation, rights to use trademarks owned by or licensed to The Buffalo Trust or that relate to the operation of its business;

         o Non-infringement of the intellectual property rights of third parties;

         o        The   condition  of  inventory   maintained  by  the  acquired
                  companies;

         o List of contracts to which any acquired company or The Buffalo Trust is a party and the absence of material contracts not otherwise disclosed to us;

         o Collectible status of accounts receivable and maintenance of adequate insurance coverage;

         o Absence of litigation relating to enforceability of the purchase agreement or that could result in a material adverse change in the business of the companies we propose to acquire;

         o Absence of warranties beyond standard terms and absence of liability for injury resulting from use of products sold by the companies we propose to acquire;

         o Absence of employee disputes and compliance of all employee benefit plans with applicable laws;

         o Compliance with environmental laws and standards and absence of environmental liability;

         o        Status of relationships with major customers and suppliers;

         o Possession of all permits required to operate businesses and operations of companies that we propose to acquire;

         o Absence of certain business relationships with affiliated parties; and

         o        Accuracy  of  information   provided  by  seller  parties  for
                  inclusion in this proxy statement.

PRE-CLOSING AND POST-CLOSING COVENANTS

         Under the purchase agreement, the seller parties agreed to various customary pre-closing covenants relating to the operation of the businesses that we propose to acquire under the purchase agreement, the preservation of this business, and the repayment and discharge of certain liabilities and obligations by the seller parties.

         The purchase agreement also includes customary post-closing covenants relating to transition of the business, confidentiality and other matters. The purchase agreement provides that, upon the closing of the stock and asset purchase transaction, we will appoint Messrs. Gabriel Bitton and Luis Padilla, or if either or both of them are unwilling or unable to serve, other nominees of the sellers reasonably acceptable to us, to serve on our Board of Directors. Subject to certain conditions and requirements, we further agreed to use our commercially reasonable efforts to nominate these individuals, or such other nominees, for reelection as a director at each meeting at which shareholders are voting for this seat on the Board of Directors. This obligation to use our efforts to nominate these individuals or such other nominees for reelection after the closing date will expire five years after the closing date or the date the sellers and their affiliates own less than five million shares of our common stock, whichever is sooner.

         In addition, the purchase agreement provides that we will enter into an agreement pursuant to which we will receive an exclusive royalty free license to use the name "David Bitton" in connection with the wholesale and retail sale in Canada and the United States of jeans and related sportswears.

CLOSING CONDITIONS

         The obligations of the parties to consummate the transactions contemplated by the purchase agreement are conditioned on the satisfaction of a number customary closing conditions, including without limitation, accuracy of representations and warranties, no change having a material adverse effect of $1.5 million or more in value in the businesses of the companies we propose to acquire, absence of adverse litigation seeking to restrain or prohibit the transaction, receipt of all required third party consents, execution and delivery of various ancillary agreements, and approval of the transaction by our shareholders. In addition, our obligation to consummate the transactions contemplated by the purchase agreement is conditioned on the satisfaction or release of certain liabilities owed by the target companies that we are purchasing under the purchase agreement and the trust from which we are acquiring assets under the agreement.

TERMINATION

         The agreement may be terminated by mutual written consent of us and the sellers at any time before the closing. The agreement may also be terminated either by us or the sellers upon delivery of notice if the closing has not occurred before March 31, 2007, so long as the party delivering the notice has not caused the failure to close as a result of the party's default under the agreement. In addition, we may terminate the purchase agreement with 30 days advance written notice to the sellers if there has been a material adverse change on the businesses or assets we agreed to purchase, or if any seller has breached any representation or covenant under the purchase agreement. We can also terminate the purchase agreement if we are unable to obtain approval of the transactions and the purchase agreement at the special meeting of shareholders to which this proxy statement relates. The sellers may terminate the purchase agreement with 30 days advance written notice to us at any time before the closing if there has been a material adverse change in our company or our business.

         If we terminate the purchase agreement due to the occurrence of a material adverse change in the businesses we are purchasing or due to the breach by the sellers of their representations or covenants under the agreement, we will be entitled to a refund of the $5 million deposit and we will have the right to pursue all legal remedies for damages, except that no seller will be liable for damages in excess of $5 million. If we terminate the purchase agreement due to our inability to obtain shareholder approval, we will be entitled to a refund of the $5 million deposit but we will be required to pay the sellers a termination fee equal to all actual and reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the purchase agreement and other agreements to be executed and delivered in connection with these transactions. In general, if the sellers terminate the purchase agreement under the terms specified above or the purchase agreement is terminated for failure to close before the expiration date, the sellers will be entitled to retain the $5 million deposit amount we paid upon signing the purchase agreement as their sole and exclusive remedy and as liquidated damages under the purchase agreement.

              TERMS OF THE EXCHANGEABLE SHARES AND RELATED MATTERS

         Upon the consummation of the proposed acquisition, the outstanding capital stock of TAG Canada will consist of the exchangeable shares held by the sellers in the acquisition transaction and common shares held by Tarrant.

EXCHANGE RIGHTS

         Holders of the exchangeable shares are entitled to exchange them at any time for shares of Tarrant common stock on a one for one basis. In connection with any exercise of the exchange rights, Tarrant has the right to redeem shares of its Series A preferred stock held under the voting trust agreement executed in connection with the acquisition transaction.

DIVIDENDS AND DISTRIBUTIONS

         The exchangeable shares are entitled to preferential dividends and distribution of assets in the case of a liquidation, dissolution or winding-up of TAG Canada. In general, the exchangeable shares rank senior or equal to other shares of TAG Canada. Holders of the exchangeable shares are entitled to receive any cash or non-cash dividends declared on Tarrant common stock. All such dividends payable on the exchangeable shares must be paid before any dividends are declared or paid on other shares.

PROTECTIVE PROVISIONS

         Under the terms of the exchangeable shares, TAG Canada agreed not to take certain actions without the approval of the holders of the exchangeable shares. Actions that may not be taken without the approval of the holders of the exchangeable shares include amending the governing instruments of TAG Canada so as to adversely affect the holders of the exchangeable shares, issuing additional exchangeable shares other than shares to be issued as dividends, paying dividends on stock ranking junior to the exchangeable shares, initiating voluntary liquidation or dissolution proceedings, or redeeming other shares of TAG Canada. The restrictions on redeeming other shares are inapplicable if all dividends and distributions on the outstanding exchangeable shares corresponding to the dividends and distributions declared and paid on Tarrant common stock have been declared and paid in full.

LIQUIDATION RIGHTS

         In the event of a liquidation, dissolution or winding-up of TAG Canada or any other distribution of its assets to its shareholders, a holder of exchangeable shares will be entitled to receive, subject to applicable law, a share of common stock of Tarrant, plus all declared and unpaid cash and non-cash dividends or other distributions made by Tarrant on a share of Tarrant common stock, unless the corresponding equivalent has already been paid to the exchangeable shareholders. Upon the occurrence of this type of event, Tarrant will have an overriding right to purchase all of the outstanding exchangeable shares for a payment amount equal to the above-specified amount payable on the exchangeable shares.

         Upon the insolvency, winding up, liquidation or dissolution of TAG Canada, the holder of each exchangeable share has the right to require Tarrant to purchase the exchangeable share for a purchase price equal to the above-specified consideration amount (consisting of one share of Tarrant common stock, plus all cash and non-cash dividends or other distributions made by Tarrant. In addition, in the event of liquidation (voluntary or involuntary) or dissolution of Tarrant or winding up proceeding with respect to of its affairs, each exchangeable share will be automatically exchanged to an equivalent number of Tarrant common stock.

         Any share of Tarrant common stock issued pursuant to an insolvency, winding up, liquidation or dissolution or the automatic exchange will be entitled to registration rights under the Registration Rights Agreement by and among Tarrant and the holders of the exchangeable shares.

RETRACTION RIGHTS

         The holder of the exchangeable shares can require TAG Canada to redeem either all of the exchangeable shares or a minimum of 100 exchangeable shares registered in the name of such holder for the specified consideration consisting of one share of Tarrant common stock plus all cash and non-cash dividends or other distributions made by Tarrant. Upon the exercise of this right by the holders, Tarrant has the right to purchase all of the shares for the purchase price per share equal to this consideration amount.

REDEMPTION RIGHTS

         TAG Canada will redeem all of the outstanding exchangeable shares on a redemption date as determined by its board but not earlier than December 1, 2016, except under specified circumstances. The redemption price per share will be equal to the same price payable by Tarrant upon exercise of its overriding right to purchase all of the shares. TAG Canada's redemption rights are subject to Tarrant's right to purchase the shares.

VOTING RIGHTS

         The holders of exchangeable shares will not have any voting rights, except as required by applicable law and provided in the terms of the exchangeable shares. However, in tandem with the exchangeable shares, Tarrant is issuing 130,000 shares of Series A preferred stock with special voting rights, as described elsewhere in this proxy statement.

AMENDMENT AND APPROVAL

         The terms of the exchangeable shares may be amended only with the approval of the exchangeable shareholders. Any such approval will be sufficient if given in accordance with applicable law subject to a minimum requirement that at least 20% of the outstanding exchangeable shareholders are present or represented by proxy at a meeting at which at least two-thirds approve any such change, subject to other restrictions.

RECIPROCAL CHANGES

         If Tarrant issues dividends in the form of Tarrant common stock to its shareholders or other securities allowing existing holders of Tarrant common stock to purchase additional shares of Tarrant common stock, or assets of Tarrant, then TAG Canada will ensure that the economic equivalent on a per share basis of these shares of Tarrant common stock (or securities exchangeable for or convertible into or carrying rights to acquire Tarrant Shares), rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to the exchangeable shareholders. The terms of the exchangeable shares also provide that the terms of the exchangeable shares will be adjusted in the event of any stock split or reclassification of the Tarrant common stock, so as to ensure that the exchangeable shares receive the same or an economically equivalent change.

COMMON AND PREFERRED SHARES OF TAG CANADA

         TAG Canada's common shares are held by Tarrant and will be entitled to attend and vote at any meeting of the shareholders of TAG Canada, except for meetings of shareholders of other classes. The board of directors of TAG Canada may issue specified preferred shares, from time to time, under such terms as determined by the board.

SUPPORT AGREEMENT

         Concurrently with the execution and delivery of the stock and asset purchase agreement, Tarrant and TAG Canada entered into a Support Agreement in relation to the exchangeable shares. The support agreement requires Tarrant to comply with certain affirmative and restrictive covenants so long as any exchangeable shares (not owned by Tarrant or its affiliates) remain outstanding. Under the terms of the support agreement, Tarrant agreed not to declare or pay any dividends on Tarrant common stock unless TAG Canada simultaneously declared or pays an equivalent dividend on the exchangeable shares, and not to permit TAG Canada from issuing any further exchangeable shares or any other shares that permit the holders of the shares to exchange or convert the shares into Tarrant common stock or the shares of any affiliate of Tarrant. Tarrant also agreed to ensure that record date for declaring dividends on Tarrant common stock is not less than 10 days after the declaration date of the dividend, and to take all additional actions necessary to enable TAG Canada to pay its obligations with respect to the exchangeable shares.

         In addition, so long as exchangeable shares remain outstanding (other than shares held by Tarrant or its affiliates), Tarrant agreed not to take action with respect to any of the following without the prior approval of TAG Canada and the holders of the exchangeable shares, unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the exchangeable shares or an equivalent change be simultaneously made to, or in the rights of these holders:

         o issue Tarrant common stock by way of dividend or other distribution, other than to holders of Tarrant common stock exercising an option to receive dividends in lieu of receiving cash dividends;

         o issue rights, options or warrants to the holders of the outstanding Tarrant common stock entitling them to purchase Tarrant common stock;

         o issue shares or securities of Tarrant of any class other than Tarrant common stock, rights, options or warrants other than those referred in previous sentence, evidences of indebtedness of Tarrant or assets of Tarrant, unless the economic equivalent is issued to the holders of the exchangeable shares; or

         o subdivide, re-divide or change the then outstanding Tarrant common stock into a greater number of Tarrant common stock; or reduce, combine, consolidate or change the then outstanding Tarrant common stock into a lesser number of shares of Tarrant common stock; or reclassify or otherwise change Tarrant common stock or effect an amalgamation, merger, reorganization or other transaction affecting Tarrant common stock.

         TAG Canada agreed to take all actions reasonably necessary to enable Tarrant or any of its affiliates to perform its obligations arising upon the exercise by Tarrant or such of its affiliates of the overriding right to purchase all of the exchanged shares, including in connection with the liquidation, the retraction or the redemption of the exchangeable shares. TAG Canada also agreed to notify Tarrant of certain significant events, including determinations regarding liquidation, dissolution or winding up of TAG Canada, receipt or notification of any claim or proceeding with respect to an involuntary liquidation or dissolution of TAG Canada, and certain other matters.

         In addition, Tarrant agreed that in the event of any proposed tender offer, share exchange offer or similar transaction with respect to the Tarrant common stock, Tarrant will take all actions necessary to enable the exchangeable shareholders to participate in such transaction to the same extent and on an economically equivalent basis as Tarrant's shareholders. Under the terms of the support agreement, Tarrant further agreed to certain restrictions applicable to any sale of all or substantially all of its assets or properties, which are designed to ensure that appropriate adjustments are made to the exchangeable shares so they remain the economic equivalent of Tarrant common stock.

                THE SERIES A PREFERRED STOCK AND THE VOTING TRUST

GENERAL

         Tarrant's Certificate of Incorporation authorizes the Board of Directors to designate one or more series preferred stock having such terms as determined by the Board of Directors. Pursuant to a certificate of determination filed with the California Secretary of State, the Board of Directors designated 130,000 shares of Series A Special Voting Preferred Stock, no par value.

         The following summary of the terms of the Series A preferred stock and the voting trust are qualified in its entirety by the text of the Series A preferred stock certificate of determination and the related voting trust agreement.

VOTING RIGHTS AND VOTING TRUST AGREEMENT

         Pursuant to the terms of the Series A preferred stock, the record holder of the Series A preferred stock on the record date for any action of Tarrant's shareholders will have voting rights identical to those held by the holders of shares of Tarrant common stock, and will vote together with the holders of the common stock. The Series A preferred stock is entitled to vote on any matters on which Tarrant shareholders are entitled to vote. Except as required by law, the holders of Tarrant common stock and the Series A preferred stock will vote together as a single class.

         Pursuant to the terms of a Voting Trust Agreement to be entered into at the closing of the acquisition by and among Tarrant, TAG Canada and Computershare Trust Company of Canada, each share of Series A preferred stock will be entitled to 100 voting shares. Computershare Trust Company of Canada, as the trustee of the trust under the Voting Trust Agreement, will be required to vote the Series A preferred stock in accordance with the terms of the Voting
Trust Agreement. The voting rights accompanying the Series A preferred stock will terminate pursuant to the Voting Trust Agreement.

REDEMPTION

         Tarrant will be entitled to redeem shares of Series A preferred stock at nominal value as exchangeable shares are exchanged for shares of Tarrant common stock. In connection with any exchange of the exchangeable shares and as a condition to the exchange, Tarrant will be entitled to redeem such number of shares of Series A preferred stock so that the total number of votes represented by shares of Series A preferred stock and Tarrant common stock issued upon exercise of exchange rights that remain outstanding after the redemption and exchange do not exceed the number of votes represented by such shares of Series A preferred stock and Tarrant common stock outstanding immediately before the redemption and exchange. The terms of the Series A preferred stock set forth notice requirements and other procedures in relation to the redemption of the Series A preferred stock. In connection with any redemption, the holder of the Series A preferred stock will be required to surrender the certificate representing the Series A preferred stock, in exchange for payment of the nominal redemption price.

NO DIVIDENDS OR CONVERSION RIGHTS

         The Series A preferred stock are not entitled to receive any dividends and are not convertible into other securities of Tarrant.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and the unaudited pro forma condensed consolidated statements of operations and comprehensive loss for the year ended December 31, 2005 and the nine months ended September 30, 2006 give effect to Tarrant's proposed acquisition of The Buffalo Group as of September 30, 2006 for the condensed consolidated balance sheet and the year ended December 31, 2005 and the nine months ended September 30, 2006 for the condensed consolidated statements of operations. The unaudited pro forma financial statements are based on historical financial statements of Tarrant and The Buffalo Group, giving effect to the proposed acquisition applying the assumptions and adjustments as discussed in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of The Buffalo Group (attached to this proxy statement as Exhibit D) as well as those of Tarrant (incorporated by reference from the annual and periodic reports attached as Exhibit E and Exhibit F to this proxy statement). The unaudited pro forma financial statements were prepared using the purchase method of accounting with Tarrant treated as the accounting acquirer. The unaudited pro forma financial statements do not purport to be indicative of the financial position or results of operation that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that our management believes are reasonable.

         A preliminary allocation of the purchase price of the assets purchased from The Buffalo Group has been made to intangible assets. The actual allocation of the purchase price and the resulting effect on income (loss) from operations may differ from the pro forma amounts included below. The pro forma adjustments represent our preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that our management believes to be reasonable. Consequently, the amounts reflected in the unaudited pro forma financial statements are subject to change, and the final amounts may differ.


         The  following  table  sets  forth  our   preliminary   purchase  price
allocation, including all consideration and liabilities assumed, the net assets acquired, and goodwill:


Consideration (1):
     Cash ....................................   $  40,000,000
     Promissory note .........................      15,000,000
     Promissory note discounted ..............      (4,800,000)
     13,000,000 exchangeable shares of TAG
        Canada ...............................      39,988,000
                                                 -------------
     Total consideration .....................                    $  90,188,000

Assumption of debt and liabilities:
     Short-term bank borrowings ..............   $  17,938,768
     Accounts payable and accrued expenses ...       9,110,584
     Other long-term obligations .............       1,785,371
                                                 -------------
     Total assumption of debt and liabilities                        28,834,723
                                                                  -------------
Consideration and liabilities assumed ........                    $ 119,022,723
Estimated closing cost .......................                        1,700,000
                                                                  -------------
Consideration, liabilities assumed and
   closing cost ..............................                    $ 120,722,723

Tangible assets acquired:
     Cash and cash equivalents ...............   $   1,277,044
     Accounts receivable, net ................      14,558,110
     Inventory ...............................      22,100,036
     Other current assets ....................         887,204
     Property and equipment ..................       9,279,087
     Due from related parties ................       1,343,413
     Other long-term assets ..................       1,306,000
                                                 -------------
     Total tangible assets acquired ..........                       50,750,894

Intangible assets acquired (2):
     Fair value of trademark .................   $  21,200,000
     Fair value of licenses ..................       5,300,000
     Fair value of customer relationships ....       9,400,000
                                                 -------------
     Total intangible assets acquired ........                       35,900,000
Deferred tax liabilities on assets acquired ..                       (3,494,000)
                                                                  -------------
Goodwill .....................................                    $  37,565,829
                                                                  =============

(1) The above consideration does not include the earn-out payments of $12 million as we do not believe they are reasonably assured. They will be accounted for when they are paid. Upon payment of earn-outs, we expect there will be a charge to earnings in an amount equal to earn-out payment.

(2) Based on our analysis according to the guidance provided by SFAS 141, and input from Marshall & Stevens, we identified these material intangible assets: trademark, licenses, customer relationship and workforce. Workforce is fair valued, but not included in the intangibles; instead it is included in the goodwill.

         The valuation of the intangible assets acquired by Tarrant considered the Income, Market, and Cost approaches to arrive at the fair value. Value indications from each approach are analyzed to form an opinion of the fair value of the assets that is consistent with the purpose, premises, and assumptions of the valuation.

         The market approach (relief from royalty method) was used to value the trademark. By having ownership of the subject trade names, we do not have to pay royalties, expressed as a percentage of net sales for the rights and privileges to use it in the production and marketing of its products. Therefore, a portion of our earnings, equal to the after-tax royalty that might have been paid for the use of the subject property, can be attributed to our ownership. The economic value of such ownership can be expressed as the sum of the present value of the expected net royalty savings over the projection period plus the present value of the capitalized net royalty savings in the terminal year. In the pro forma financial statements the value of the trademarks is assumed to be amortized over twenty years.

         As in the valuation of trade names, a royalty rate analysis was utilized to value the royalty income from licenses that is earned by Buffalo. In the pro forma financial statements, the value of the licenses is assumed to be amortized over three years based on the life of the licensing agreements.

         The income approach was used in our determination of fair value of the customer relationships. Buffalo derives its revenues from contracted wholesale agreements with various retail establishments. The current customers have value since the relationships have been stable historically and thus will provide additional revenue for us into the future. We capitalized the future cash flows attributable to the customers based upon their expected future mortality dispersion function. In the pro forma financial statements, the value of customer relationships is assumed to be amortized over nine years based on the average length of customer relationships in the past.

                              TARRANT APPAREL GROUP
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2006

                                                                                      PRO FORMA
                                                                                      ADJUSTMENT
                                                                                         (b)
                                                                                       Tangible         BUFFALO
                                                                                      assets not        Adjusted
                                                                       BUFFALO       acquired and         with
                                                                        Pre-          liabilities      adjustment
                                                       TAGS          Acquisition      not assumed          (b)
                                                   -------------    -------------    -------------    -------------
 ASSETS
  Current assets:
    Cash and cash equivalents ..................   $     976,481    $   1,277,044    $           0    $   1,277,044
    Accounts receivable, net ...................      46,175,909       18,687,828       (4,129,718)      14,558,110
    Due from related parties ...................       3,918,287                0                0                0
    Inventory ..................................      20,455,702       22,100,036                0       22,100,036
    Other current assets .......................       1,356,570          887,204                0          887,204
                                                   -------------    -------------    -------------    -------------
    Total current assets .......................      72,882,949       42,952,112       (4,129,718)      38,822,394

  Property and equipment .......................       1,477,101        9,944,087                0        9,944,087
  Notes receivable .............................      14,000,000                0                0                0
  Due from related parties .....................       2,213,416        1,743,413         (400,000)       1,343,413
  Other long-term assets .......................       5,210,036        1,306,000                0        1,306,000
  Trademark ....................................         126,675           89,469                0           89,469
  Licenses .....................................               0       18,858,871                0       18,858,871
  Customer relationships .......................               0                0                0                0
  Goodwill .....................................       8,582,845                0                0                0
                                                   -------------    -------------    -------------    -------------
 Total assets ..................................     104,493,022       74,893,952       (4,529,718)      70,364,234
                                                   =============    =============    =============    =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Short-term bank borrowings .................      12,534,937       17,938,768                0       17,938,768
    Accounts payable and accrued expenses ......      27,972,376        9,110,584                0        9,110,584
    Income taxes ...............................      17,035,409                0                0                0
    Current portion of long-term obligations
       and factoring arrangement ...............      19,769,030                0                0                0
                                                   -------------    -------------    -------------    -------------
    Total current liabilities ..................      77,311,752       27,049,352                0       27,049,352

  Term loan, net ...............................      10,941,948                0                0                0
  Other long-term obligations ..................          65,405       33,313,090      (31,527,719)       1,785,371
  Notes payable ................................               0                0                0                0
  Retractable preferred shares .................               0        5,232,607       (5,232,607)               0
  Accrued consideration ........................               0                0                0                0
                                                   -------------    -------------    -------------    -------------
 Total liabilities .............................      88,319,105       65,595,049      (36,760,326)      28,834,723

  Minority interest in consolidated subsidiary .          57,469                0                0                0
Commitment and Contingencies

  Shareholders' equity:
    Preferred stock, 2,000,000 shares
       authorized; no shares at September 30,
       2006 issued and outstanding (see note m)                0                0                0                0
    Common stock, no par value, 100,000,000
       shares authorized; 30,543,763 shares at
       September 30, 2006 issued and outstanding     114,977,465        5,472,721       (5,472,721)               0
    Warrants to purchase common stock ..........       7,314,239                0                0                0
    Rights to purchase common stock ............               0                0                0                0
    Contributed capital ........................      10,101,151                0                0                0
    Retained earnings (Accumulated deficit) ....    (114,094,373)       8,163,840       (8,163,840)               0
    Notes receivable from officer/shareholder ..      (2,182,034)               0                0                0
    Cumulative translation adjustment ..........               0       (4,337,658)       4,337,658                0
                                                   -------------    -------------    -------------    -------------
    Total shareholders' equity .................      16,116,448        9,298,903       (9,298,903)               0
                                                   -------------    -------------    -------------    -------------

    Total liabilities and shareholders' equity .     104,493,022       74,893,952      (46,059,229)      28,834,723
                                                   =============    =============    =============    =============



                                                    PRO FORMA
                                                    ADJUSTMENT
                                                       (a)                                PRO FORMA
                                                     Purchase                             COMBINED
                                                      price                               TAGS and
                                                    allocation            BUFFALO         Buffalo
                                                     and other            Post-             post-
                                                    adjustments         Acquisition      acquisition
                                                   -------------       -------------   --------------
 ASSETS
  Current assets:
    Cash and cash equivalents ..................   $  (1,200,000)(4)   $      77,044        1,053,525
    Accounts receivable, net ...................               0          14,558,110       60,734,019
    Due from related parties ...................               0                   0        3,918,287
    Inventory ..................................               0          22,100,036       42,555,738
    Other current assets .......................               0             887,204        2,243,774
                                                   -------------       -------------   --------------
    Total current assets .......................      (1,200,000)         37,622,394      110,505,343

  Property and equipment .......................        (665,000)(2)       9,279,087       10,756,188
  Notes receivable .............................               0                   0       14,000,000
  Due from related parties .....................               0           1,343,413        3,556,829
  Other long-term assets .......................       3,188,000 (3)       4,494,000        9,704,036
  Trademark ....................................      21,110,531 (2)      21,200,000       21,326,675
  Licenses .....................................     (13,558,871)(2)       5,300,000        5,300,000
  Customer relationships .......................       9,400,000 (2)       9,400,000        9,400,000
  Goodwill .....................................      37,565,829 (2)      37,565,829       46,148,674
                                                   -------------       -------------   --------------
 Total assets ..................................      55,840,489         126,204,723      230,697,745
                                                   =============       =============   ==============

 LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Short-term bank borrowings .................               0          17,938,768       30,473,705
    Accounts payable and accrued expenses ......       1,338,000 (5)      10,448,584       38,420,960
    Income taxes ...............................               0                   0       17,035,409
    Current portion of long-term obligations
       and factoring arrangement ...............               0                   0       19,769,030
                                                   -------------       -------------   --------------
    Total current liabilities ..................       1,338,000          28,387,352      105,699,104

  Term loan, net ...............................      40,000,000 (1)      40,000,000       50,941,948
  Other long-term obligations ..................       3,494,000 (6)       5,279,371        5,344,776
  Notes payable ................................      10,200,000 (1)      10,200,000       10,200,000
  Retractable preferred shares .................               0                   0                0
  Accrued consideration ........................      22,698,000 (1)      22,698,000       22,698,000
                                                   -------------       -------------   --------------
 Total liabilities .............................      77,730,000         106,564,723      194,883,828

  Minority interest in consolidated subsidiary .               0                   0           57,469
Commitment and Contingencies

  Shareholders' equity:
    Preferred stock, 2,000,000 shares
       authorized; no shares at September 30,
       2006 issued and outstanding (see note m)                0                   0                0
    Common stock, no par value, 100,000,000
       shares authorized; 30,543,763 shares at
       September 30, 2006 issued and outstanding               0                   0      114,977,465
    Warrants to purchase common stock ..........       2,350,000 (3)       2,350,000        9,664,239
    Rights to purchase common stock ............      17,290,000 (1)      17,290,000       17,290,000
    Contributed capital ........................               0                   0       10,101,151
    Retained earnings (Accumulated deficit) ....               0                   0     (114,094,373)
    Notes receivable from officer/shareholder ..               0                   0       (2,182,034)
    Cumulative translation adjustment ..........               0                   0                0
                                                   -------------       -------------   --------------
    Total shareholders' equity .................      19,640,000          19,640,000       35,756,448
                                                   -------------       -------------   --------------

    Total liabilities and shareholders' equity .      97,370,000         126,204,723      230,697,745
                                                   =============       =============   ==============

                              TARRANT APPAREL GROUP
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             AND COMPREHENSIVE LOSS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                                             PRO FORMA           PRO FORMA              PRO FORMA
                                               TAGS           BUFFALO        ADJUSTMENT          ADJUSTMENT              COMBINED
                                          -------------    -------------    -------------       -------------         -------------
Net sales ............................  $ 174,989,008    $  74,792,601    $           0       $           0         $ 249,781,609
Cost of sales ........................    138,006,628       38,770,338                0                   0           176,776,966
                                        -------------    -------------    -------------       -------------         -------------

Gross profit .........................     36,982,380       36,022,263                0                   0            73,004,643
Selling and distribution expenses ....      8,295,815       19,375,759                0                   0            27,671,574
General and administrative expenses ..     19,914,629        9,897,998       (1,984,185)(c)       4,096,000(g,n)       31,924,442
Royalty expenses .....................      2,099,392                0                0                   0             2,099,392
Loss on notes receivable - related
    parties ..........................     27,137,297                0                0                   0            27,137,297
                                        -------------    -------------    -------------       -------------         -------------

Income (loss)  from operations .......    (20,464,753)       6,748,506        1,984,185          (4,096,000)          (15,828,062)

Interest expense .....................     (4,696,279)      (3,040,347)       1,987,147(e)       (4,482,500)(i)       (10,231,979)
Interest income ......................      1,131,601                0                0                   0             1,131,601
Other income (expense), net ..........        (45,747)               0                0                   0               (45,747)
Adjustment to fair value of derivative        511,087                0                0                   0               511,087
                                        -------------    -------------    -------------       -------------         -------------

Income (loss) before provision
    (benefit) for income taxes .......    (23,564,091)       3,708,159        3,971,332          (8,578,500)          (24,463,100)
Provision (benefit) for income taxes .        340,667        1,326,000        1,588,533(k)       (3,431,400)(k)          (176,200)
                                          -------------    -------------    -------------       -------------         -------------

Net income (loss) ....................  $ (23,904,758)   $   2,382,159    $   2,382,799       $  (5,147,100)        $ (24,286,900)
                                        =============    =============    =============       =============         =============

    Net income (loss) per share:
    Basic & Diluted ..................  $       (0.78)                                                              $       (0.56)
                                        =============                                                               =============

    Weighted average common and common
    equivalent shares:
    Basic and Diluted ................     30,546,217                                            13,000,000(l)         43,546,217
                                        =============                                         =============         =============

Net income (loss) ....................  $ (23,904,758)   $   2,382,159    $   2,382,799       $  (5,147,100)        $ (24,286,900)
Foreign currency translation
    adjustment .......................              0         (277,443)               0                   0              (277,443)
                                        -------------    -------------    -------------       -------------         -------------
Total comprehensive income (loss) ....  $ (23,904,758)   $   2,104,716    $   2,382,799       $  (5,147,100)        $ (24,564,343)
                                        =============    =============    =============       =============         =============

                              TARRANT APPAREL GROUP
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             AND COMPREHENSIVE LOSS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              PRO FORMA           PRO FORMA             PRO FORMA
                                               TAGS           BUFFALO         ADJUSTMENT          ADJUSTMENT            COMBINED
                                          -------------    -------------    -------------       -------------         -------------
Net sales .............................   $ 214,648,218    $ 104,071,846    $           0       $           0         $ 318,720,064
Cost of sales .........................     169,767,051       61,155,418                0                   0           230,922,469
                                          -------------    -------------    -------------       -------------         -------------

Gross profit ..........................      44,881,167       42,916,428                0                   0            87,797,595
Selling and distribution expenses .....      10,726,425       23,071,741                0                   0            33,798,166
General and administrative expenses ...      26,864,789       11,760,890       (2,468,539)(d)       5,472,000(h,o)       41,629,140
Royalty expenses ......................       3,664,454                0                0                   0             3,664,454
                                          -------------    -------------    -------------       -------------         -------------

Income (loss)  from operations ........       3,625,499        8,083,797        2,468,539          (5,472,000)            8,705,835

Interest expense ......................      (4,624,590)      (3,794,899)       2,476,474(f)       (5,977,000)(j)       (11,920,015)
Interest income .......................       2,081,456                0                0                   0             2,081,456
Other income (expense), net ...........         838,160                0                0                   0               838,160
                                          -------------    -------------    -------------       -------------         -------------

Income (loss) before provision
    (benefit) for income taxes ........       1,920,525        4,288,898        4,945,013         (11,449,000)             (294,564)
Provision (benefit) for income taxes ..         927,181        1,855,000        1,978,005(k)       (4,579,600)(k)           180,586
                                          -------------    -------------    -------------       -------------         -------------

Net income ............................   $     993,344    $   2,433,898    $   2,967,008       $  (6,869,400)        $    (475,150)
                                          =============    =============    =============       =============         =============

    Net income per share:
    Basic .............................   $        0.03                                                               $       (0.01)
                                          =============                                                               =============
    Diluted ...........................   $        0.03                                                               $       (0.01)
                                          =============                                                               =============

    Weighted average common and common
    equivalent shares:
    Basic .............................      29,728,997                                            13,000,000(l)         42,728,997
                                          =============                                         =============         =============
    Diluted ...........................      29,734,291                                            13,000,000(l)         42,734,291
                                          =============                                         =============         =============

Net income ............................   $     993,344    $   2,433,898    $   2,967,008       $  (6,869,400)        $    (475,150)
Foreign currency translation adjustment               0         (221,049)               0                   0              (221,049)
                                          -------------    -------------    -------------       -------------         -------------
Total comprehensive income ............   $     993,344    $   2,212,849    $   2,967,008       $  (6,869,400)        $    (696,199)
                                          =============    =============    =============       =============         =============

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                   CONSOLIDATED COMBINED FINANCIAL STATEMENTS

a Reflects the purchase consideration, purchase price allocation, acquisition costs and financing costs included in the purchase price, and recognition of deferred income taxes. Also refer to subsequent notes 1 to 6.

b Reflects the elimination of assets not acquired and liabilities not assumed as part of the acquisition.

c Reflects the elimination of amortization of trademark and licenses in the amounts of $2.0 million for the nine months ended September 30, 2006.

d Reflects the elimination of amortization of trademark and licenses in the amounts of $2.5 million for the fiscal year ended December 31, 2005.


e Reflects the elimination of interest paid on a loan that is not assumed as part of acquisition in the amounts of $2.0 million for the nine months ended September 30, 2006.

f Reflects the elimination of interest paid on a loan that is not assumed as part of acquisition in the amounts of $2.5 million for the fiscal year ended December 31, 2005.


g Reflects the amortization of intangible assets in the amounts of $2.9 million for the nine months ended September 30, 2006 assuming the life of trademark is twenty years, licenses is three years and customer relationships is nine years.

h Reflects the amortization of intangible assets in the amounts of $3.9 million for the fiscal year ended December 31, 2005 assuming the life of trademark is twenty years, licenses is three years and customer relationships is nine years.

i Reflects the interest paid on the new financing, based on our current weighted average interest rate of 10.5%, in the amounts of $3.2 million, the amortization of the deferred financing cost in the amounts of $0.5 million, and $0.8 million amortization of imputed interest on the $15 million notes payable for the nine months ended September 30, 2006.

j Reflects the interest paid on the new financing, based on our current weighted average interest rate of 10.5%, in the amounts of $4.2 million, the amortization of the deferred financing cost in the amounts of $0.7 million and $1.1 million amortization of imputed interest on the $15 million notes payable for fiscal year ended December 31, 2005.

k Reflects the tax provision (benefit) by providing an effective tax rate of 40% on the pro forma adjustments made herein.

l        Reflects  13  million   exchangeable   shares  of  Tarrant's   Canadian
         subsidiary, which will be exchangeable into 13 million shares of Tarrant common stock.

m In combination with the exchangeable shares, Tarrant will issue 130,000 shares of a special series of preferred stock of Tarrant to a trustee of a voting trust, under which the sellers will have the right to direct the trustee to vote a number of shares equal to the number of exchangeable shares Tarrant's Canadian subsidiary that remain outstanding at any time.

n Reflects the additional compensation on the employment of Bittons, including the stock options, of $1.2 million for the nine months ended September 30, 2006.

o Reflects the additional compensation on the employment of Bittons, including the stock options, of $1.6 million for the year ended December 31, 2005.

1        The acquisition of The Buffalo Group by Tarrant for a purchase price of
         (i) $40 million in cash, (ii) $15 million in non-interest bearing promissory notes valued at $10.2 million, and (iii) 13 million exchangeable shares of Tarrant's Canadian subsidiary, which will be exchangeable into 13 million shares of Tarrant common stock. The sellers also will be entitled to receive a contingent payment if the highest volume weighted average market price of Tarrant's common stock over any 10 day trading period with a trading volume of at least 500,000 shares during the five years following the closing does not equal or exceed $3.076 per share. There is no potential dollar impact on earnings from the contingent payments. The earn-out payments of $12 million are not reflected in the purchase price as we do not believe they are reasonably assured. They will be accounted for when they are paid. Upon payment of earn-outs, we expect there will be a charge to earnings in an amount equal to earn-out payment.

2 The allocation of purchase price to the preliminary assessment of the fair value of the assets.

3 Deferred financing costs of $1.2 million and valuation of warrants of $2.4 million, which will be amortized over the financing term of 5 years. Amount also reflects the elimination of $362,000 of acquisition costs already included in purchase price determination.

4 Payment of financing costs incurred to obtain the necessary financing of the acquisition.

5        Acquisition   costs   accrued  for  and  included  in  purchase   price
         determination.

6 Recognition of deferred income taxes liabilities in acquisition related to the fair value adjustment for property and equipment and customer relationships.

                              TARRANT APPAREL GROUP

GENERAL

         Tarrant Apparel Group is a design and sourcing company for private label and private brand casual apparel serving mass merchandisers, department stores, branded wholesalers and specialty chains located primarily in the United States. Our major customers include retailers, such as Chico's, Macy's Merchandising Group, the Avenue, Lane Bryant, Lerner New York, Mothers Work, J.C. Penney, Kohl's, Sears, Mervyn's and Wal-Mart. Our products are manufactured in a variety of woven and knit fabrications and include jeans wear, casual pants, t-shirts, shorts, blouses, shirts and other tops, dresses and jackets.

         In 2003 and 2004, our net sales were $320 million and $155 million, respectively. In 2005, our net sales increased by 38.1% to $215 million. In 2003, we experienced a net loss of $35.9 million, which included non-cash charges of inventory write-down of $11 million and an impairment of asset charge of $22.3 million. In 2004, we experienced a net loss of $104.7 million, which included non-cash charges of $22.8 million of foreign currency translation loss and $78.0 million of asset impairments. In 2005, we experienced net income of $1.0 million. Our net sales increased by $10.1 million to $175 million in the first nine months of 2006 from $164.9 million in the first nine months of 2005.

         See Tarrant's Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Report on Form 10-Q for the period ended September 30, 2006, for further information concerning Tarrant's business, products, properties and legal proceedings. Copies of these reports are attached to this proxy statement as Exhibits E and F.

CONTACT US

         Tarrant   maintains  its  principal  office  at  3151  East  Washington
Boulevard, Los Angeles, California 90023. You can reach us by telephone at (323) 780-8250.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF TARRANT

         The following table sets forth as of December 15, 2006, unless otherwise indicated, certain information relating to the ownership of our common stock by (i) each of Tarrant's directors, (ii) each of its current named executive officers, and (iii) all of its current named executive officers and directors as a group. Except as listed below, there are no other persons known to us to the beneficial owner of more than five percent of the outstanding shares of our common stock. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 3151 East Washington Blvd., Los Angeles, CA 90023, unless otherwise set forth below such person's name.

                                                   NUMBER OF SHARES
                                                   OF COMMON STOCK
NAME AND ADDRESS                                  BENEFICIALLY OWNED (1)      PERCENT (1)

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Gerard Guez......................................       12,883,084  (2)          38.7%
Todd Kay.........................................        4,995,999  (3)          15.1%
Corazon Reyes....................................          284,888  (4)          *
Charles Ghailian.................................          322,000  (5)          *
Stephane Farouze.................................          100,000  (6)          *
Henry Chu .......................................          100,000  (5)          *
Milton Koffman...................................           34,000  (7)          *
Joseph Mizrachi..................................           28,000  (5)          *
Mitchell Simbal..................................           24,000  (5)          *
Simon Mani.......................................           20,000  (5)          *
DIRECTORS AND OFFICERS AS A GROUP (11 PERSONS)...       18,791,971  (8)          51.7%

OTHER 5% OWNERS:
Guggenheim Capital, LLC..........................        3,500,000  (9)          10.3%
   227 West Monroe Street, Suite 4900
   Chicago, IL 60606

*      Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at December 15, 2006. Percentage ownership is based upon 30,543,763 shares of common stock issued and outstanding as of December 15, 2006.
(2) Includes 461,518 shares held by GKT Investments, LLC, a Delaware limited liability company owned 100% by Mr. Guez and 2,766,668 shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(3) Includes 2,433,332 shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(4) Includes 52,000 shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(5) Consists of shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(6) Includes 20,000 shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(7) Includes 24,000 shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(8) Includes 5,665,000 shares of common stock issuable upon exercise of stock options which are or will become exercisable on or prior to February 13, 2007.
(9) Consists of shares of common stock issuable upon exercise of warrants. Voting and dispositive power over 1,892,857 shares is exercised through Guggenheim Investment Management, LLC, which is a subsidiary of Guggenheim Capital, LLC. Voting and dispositive power over 1,607,143 shares is exercised through Midland Advisors Company, which is a subsidiary of Guggenheim Capital, LLC. Information is taken from the
       Schedule 13D as filed with the Securities and Exchange Commission on June 27, 2006.

         The information as to shares beneficially owned has been individually furnished by the respective directors, named executive officers, and other shareholders of Tarrant, or taken from documents filed with the SEC.

MARKET PRICE OF COMMON STOCK

         Tarrant's common stock has been quoted on The NASDAQ Stock Market's National Market System under the symbol "TAGS" since 1995.

         The following table sets forth, for the periods indicated, the range of high and low sale prices for our common stock as reported by NASDAQ.

                                                           Low          High
                                                         ---------    ---------
2004
First Quarter.....................................         1.68         3.73
Second Quarter....................................         1.45         2.53
Third Quarter.....................................         0.79         1.57
Fourth Quarter....................................         0.78         2.44

2005
First Quarter.....................................         1.50         2.62
Second Quarter....................................         1.35         3.88
Third Quarter.....................................         2.76         4.12
Fourth Quarter....................................         1.02         3.15

2006
First Quarter.....................................         1.06         1.44
Second Quarter....................................         1.25         2.11
Third Quarter.....................................         1.29         2.00

         On December 15, 2006, the last reported sale price of our common stock as reported by NASDAQ was $1.35. As of December 15, 2006, we had 25 shareholders of record.

SELECTED FINANCIAL DATA

         The following selected financial data is qualified in its entirety by, and should be read in conjunction with, the other information and financial statements, including the notes thereto, appearing in Tarrant's annual report on Form 10-K for the year ended December 31, 2005, a copy of which is attached as Exhibit E to this proxy statement.

                                                             YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------
                                            2001         2002         2003         2004         2005
                                         ---------    ---------    ---------    ---------    ---------
                                                     (in thousands, except per share data)
INCOME STATEMENT DATA:
Net sales ............................   $ 330,253    $ 347,391    $ 320,423    $ 155,453    $ 214,648
Cost of sales ........................     277,525      302,082      288,445      134,492      169,767
                                         ---------    ---------    ---------    ---------    ---------
   Gross profit ......................      52,728       45,309       31,978       20,961       44,881
Selling and distribution
   expenses ..........................      14,345       10,757       11,329        9,291       10,726
General and administrative
   expenses ..........................      33,136       30,082       31,767       32,084       26,865
Royalty expense ......................         500          656          242          605        3,665
Amortization of intangibles (2) ......       3,317         --           --           --           --
Impairment charges (3) ...............        --           --         22,277       77,982         --
Cumulative translation loss (4) ......        --           --           --         22,786         --
                                         ---------    ---------    ---------    ---------    ---------
Income (loss) from operations ........   $   1,430        3,814      (33,637)    (121,787)       3,625
Interest expense .....................      (7,808)      (5,444)      (5,603)      (2,857)      (4,625)
Interest income ......................       3,256        4,748          425          377        2,081
Minority interest ....................        (412)      (4,581)       3,461       15,331          (75)
Interest in income of equity
   method investee ...................        --           --           --            770          560
Other income (1) .....................       1,853        2,648        4,784        6,366          354
Other expense (1) ....................        (356)      (1,348)      (1,183)        (529)        --
                                         ---------    ---------    ---------    ---------    ---------
Income (loss) before provision
   for income taxes and cumulative
   effect of accounting change .......      (2,037)        (163)     (31,753)    (102,329)       1,920
Provision for income taxes ...........        (852)      (1,051)      (4,132)      (2,348)        (927)
                                         ---------    ---------    ---------    ---------    ---------
Income (loss) before cumulative
   effect of accounting change .......   $  (2,889)   $  (1,214)   $ (35,885)   $(104,677)   $     993
Cumulative effect of accounting
   change (2) ........................        --         (4,871)        --           --           --
                                         ---------    ---------    ---------    ---------    ---------
Net income (loss) ....................   $  (2,889)   $  (6,085)   $ (35,885)   $(104,677)   $     993
Dividend to preferred stockholders ...        --           --         (7,494)        --           --
                                         ---------    ---------    ---------    ---------    ---------
Net income (loss) available to
   common stockholders (as restated) .   $  (2,889)   $  (6,085)   $ (43,379)   $(104,677)   $     993
                                         =========    =========    =========    =========    =========

Net income (loss) per share - Basic:
   Before cumulative effect of
     accounting change (as
       restated) .....................   $   (0.18)   $   (0.08)   $   (2.38)   $   (3.64)   $    0.03
   Cumulative effect of
     accounting change ...............        --          (0.30)        --           --           --
   After cumulative effect of
     accounting change (as
       restated) .....................   $   (0.18)   $   (0.38)   $   (2.38)   $   (3.64)   $    0.03
Net income (loss) per share - Diluted:
   Before cumulative effect of
     accounting change (as
       restated) .....................   $   (0.18)   $   (0.08)   $   (2.38)   $   (3.64)   $    0.03
   Cumulative effect of
     accounting change ...............        --          (0.30)        --           --           --

   After cumulative effect of
     accounting change (as
       restated) .....................   $   (0.18)   $   (0.38)   $   (2.38)   $   (3.64)   $    0.03

Weighted average shares
   outstanding (000)
   Basic .............................      15,825       15,834       18,215       28,733       29,729
   Diluted ...........................      15,825       15,834       18,215       28,733       29,734

                                                                AS OF DECEMBER 31,
                                         -------------------------------------------------------------
                                            2001         2002         2003         2004         2005
                                         ---------    ---------    ---------    ---------    ---------
                                                                 (in thousands)
BALANCE SHEET DATA:

Working capital ......................   $  25,109   $  11,731   $ (18,018)   $ (12,295)   $ (11,004)
Total assets .........................     288,467     316,444     253,105      131,811      151,242
Bank borrowings, convertible
   debenture and long-term
   obligations .......................     111,336     106,937      68,587       48,455       56,148
Shareholders' equity .................     125,164     121,161     107,709       30,678       35,360

----------
(1) Major components of other income (expense) (as presented above) include rental and lease income, and foreign currency gains or losses. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations."

(2) Effective January 1, 2002, we adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets." According to this statement, goodwill and other intangible assets with indefinite lives are no longer subject to amortization, but rather an annual assessment of impairment applied on a fair-value-based test. We adopted SFAS No. 142 in fiscal 2002 and performed our first annual assessment of impairment, which resulted in an impairment loss of $4.9 million.

(3) The expense in 2004 was the impairment of long-lived assets of our Mexico operations due to our decision to sell the manufacturing operations in Mexico. The expense in 2003 was the impairment of our goodwill and intangible assets and write-off of prepaid expenses due to our decision to cease directly operating a substantial majority of our equipment and fixed assets in Mexico commencing in the third quarter of 2003. See Note 5 and Note 7 of the "Notes to Consolidated Financial Statements."

(4)      Cumulative   translation   loss   attributable  to  liquidated   Mexico
         operations in 2004 was due to our decision to cease our Mexico operations.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         See Tarrant's annual report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on April 3, 2006, a copy of which are attached hereto as Exhibit E. See also Tarrant's quarterly report on Form 10-Q for the quarterly period ended September 30, 2006, a copy of which is attached hereto as Exhibit F.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

         Tarrant's financial statements for the nine months ended September 30, 2006 are incorporated by reference from its quarterly report on Form 10-Q for the nine months then ended, which is attached as Exhibit F to this proxy statement. Tarrant's financial statements for the years ended December 31, 2005, 2004 and 2003 are incorporated by reference from its annual report on Form 10-K for the year ended December 31, 2005, which is attached as Exhibit E to this proxy statement.

         The following table sets forth, for the periods indicated, certain items in our consolidated statements of income in millions of dollars and as a percentage of net sales:

                                  QUARTER ENDED

                                             SEP. 31       JUN. 30      MAR. 31
                                               2006          2006         2006
                                             -------       -------      -------

Net Sales ...........................        $  54.6       $  59.1      $  61.3

Gross profit ........................           11.8          12.7         12.5

Operating income  (loss) ............          (24.7)          2.6          1.6

Net income (loss) ...................          (25.3)          0.6          0.8



                                  QUARTER ENDED

                                            SEP. 31        JUN. 30       MAR. 31
                                              2006           2006          2006
                                             -----          -----         -----

Net Sales .........................          100.0%         100.0%        100.0%

Gross profit ......................           21.6           21.4          20.4

Operating income (loss) ...........          (45.3)           4.4           2.7

Net income (loss) .................          (46.4)           1.0           1.4

                          BUSINESS OF THE BUFFALO GROUP

OVERVIEW

         Buffalo designs, imports and markets high fashion denim and other apparel products and accessories under the principal brand name Buffalo. These products include jeans, jackets, dresses, belts and T-shirts. Buffalo sells apparel products and accessories through a chain of 45 retail stores in Canada. Buffalo's products are also sold in upscale department stores and boutiques across North America, including Bloomingdale's, Nordstrom's, Fred Segal's and Macy's East and West. Buffalo also maintains approximately 200 "shop in shops," which are Buffalo environments, within retail stores. Buffalo sells products to its wholesale customers directly as well as licensees. Buffalo also sells its products in overseas markets such as the United Kingdom and South East Asia, as well as Mexico, other countries in Central and South America, through wholesale accounts and licensees.

         Buffalo's goal is to build a broad and diversified portfolio of brands selling high fashion denim and other apparel products and accessories across a range of retail price points through wholesale and retail distribution channels, to expand the U.S. distribution of the BUFFALO brand through the opening of retail stores and to expand its licensing portfolio.

COMPETITIVE STRENGTHS

         Buffalo's management believes its portfolio of casual brands, international distribution relationships with retailers and its retail chain positions Buffalo for sustained growth and profitability. Buffalo intends to capitalize on the following competitive strengths to achieve these goals:

         STRONG DOMESTIC AND INTERNATIONAL PRESENCE. Buffalo sells its products to retailers and to wholesalers in North America. Buffalo also sells its products through licensees in other countries abroad. Buffalo's key retailers in the United States include department stores such as Bloomingdale's, Nordstrom's, Lord & Taylor and Macy's East and West, and upscale boutiques such as Fred Segal's. Buffalo's products have been distributed across North America in over 3,000 department stores and fashion boutiques, including Buffalo's retail stores. Internationally, Buffalo lines are offered in five countries with additional countries being added shortly.

         HIGH QUALITY DESIGN AND MANUFACTURING. Buffalo's success has been largely due to the design of its collection and the high quality of its product. Buffalo has design offices in both Canada and the United States. Also, Buffalo has teams of buyers constantly reviewing the international markets for new design influences. Buffalo prides itself on its ability to quickly turn in the moment trends into product and bring to market.

         RESPONSIVENESS TO EMERGING TRENDS. Buffalo has established a strong international network of raw material sourcing and manufacturing. Establishing relationships with agents around the world has enabled Buffalo to deal with quality manufacturers at competitive prices.

         EXPERIENCED MANAGEMENT TEAM. Mr. Gabriel Bitton and the other Bitton brothers each have over 25 years of experience in the apparel industry. The Buffalo Group of companies is a leading North American company founded and controlled by the Bitton family. The Bitton family is comprised of five brothers, each taking an active role in the business. The management team develops the strategic focus of The Buffalo Group and makes top-level decisions affecting its future orientation. During the past several years, management has developed and implemented successful strategies for growth through new market penetration, licensing and diversification.

         The management team consists of:


         Gilbert Bitton (age: 60) was one of the founders of The Buffalo Group in 1985. Mr. Bitton has served as president of The Buffalo Group since its inception. Mr. Bitton has also served as the director of buying and production since the inception of The Buffalo Group. Before founding The Buffalo Group, Mr. Bitton was a production manager of a leading Canadian apparel company.


         David Bitton (age: 52) David Bitton was one of the founders of The Buffalo Group in 1985. Mr. Bitton has been the director of marketing and ladies denim development since the inception of The Buffalo Group. Mr. Bitton was also a driving force behind the expansion into the U.S. market in 1993. Mr. Bitton has been serving as the chief executive officer of the retail division since 2005.

         Gabriel Bitton (age: 49) was one of the founders of The Buffalo Group in 1985. Mr. Bitton has served as director of business development and sales from inception of The Buffalo Group in 1985. He was also the driving force behind the diversification into retail in 1996. Mr. Bitton has also served as the director of licensing since the acquisition of the licenses in 2003.


         Michel Bitton (age: 56) was one of the founders of The Buffalo Group in 1985. Mr. Bitton has served as director of ladies sportswear development since its inception. Mr. Bitton has extensive experience in production, manufacturing and product quality control.


         Charles Bitton (age: 46) has been the director of mens product development since the inception of The Buffalo Group. Mr. Bitton was also a driving force behind the expansion into the U.S. market.

         DIVERSIFICATION OF PRODUCT LINES. Buffalo develops extensive lines of denim and other apparel products and accessories for women and men across a range of retail price points. Buffalo's products range in price at retail from $88 to $128.

         RETAIL STRATEGY. Retail distribution affords Buffalo several key advantages over its competitors. Buffalo competes against such brands as Miss Sixty, Diesel, Lucky and Guess. By selling directly to consumers at retail prices, Buffalo achieves higher gross margins and profitability than the margins and profitability it would generate solely through wholesale distribution. With the acquisition of Buffalo, Tarrant is transforming from a wholesale model to a combination retail and wholesale model. The acquisition will give Tarrant an immediate retail presence in Canada, eliminating the costly and time consuming process of developing an equivalent retail operation over a number of years. The retail stores will also provide a platform for Tarrant and the combined company to expand the retail operations to the United States and other jurisdictions, thereby increasing consumer exposure to, and awareness of, the combined company's brands, and reducing the risk associated with cyclical or seasonal downturns in sales of any one or more brands.

GROWTH STRATEGY

         Buffalo's goal is to build a broad and diversified portfolio of brands and become a leading seller of casual apparel products and accessories across a range of retail price points through our wholesale and retail distribution channels by focusing on the following key elements of our growth strategy:

         EXPAND RETAIL BUSINESS. Buffalo plans to expand its retail business. In order to take full advantage of its retail management team and infrastructure, and fully leverage its ability to increase gross margins through sale of its own products in its retail stores, Buffalo plans to significantly grow its retail business by adding new stores in attractive markets and new locations in existing markets.

         EXPAND WHOLESALE DISTRIBUTION. Buffalo currently sells its products directly to major department stores and boutiques in Canada, United States, Mexico and other Latin American countries, and through distribution arrangements in a number of countries abroad. Buffalo plans to expand its wholesale distribution in several ways. In Canada and the United States, it plans to add retailers of high-end denim products that do not already sell its products. Buffalo also plans to expand the floor space and diversify the product lines of retailers who currently sell its products. Internationally, Buffalo will negotiate distribution agreements for territories where Buffalo does not already have a strong presence. Also, Buffalo plans to rollout over 150 shop in shops concepts with its present retailers. This will enhance the presentation of the brand and will emphasize the Buffalo image and concept. This will further strengthen the image of the BUFFALO brand on an international scale.

         CONTINUE TO DIVERSIFY PRODUCT LINES. Buffalo has diversified its product lines, both by increasing the price point range for denim products and adding complementary non-denim products. Buffalo will continue to sensibly diversify its product lines, particularly with new denim products. Buffalo will also continue to evaluate licensing arrangements with quality manufacturers for ancillary products that it wishes to add.

         Buffalo currently markets the majority of its products under the BUFFALO brand. Buffalo intends to continue to use its extensive experience in the apparel industry to identify and evaluate strategic opportunities to acquire other businesses and to develop, license or acquire new brands. Buffalo seeks to acquire or license additional businesses and brands that will contribute to its growth through additional sales revenue, name and brand recognition, and synergies with its existing brands.

PRODUCTS AND BRANDS

         Buffalo offers denim and non-denim apparel products under the principal brand name BUFFALO. Buffalo currently sells apparel products in men's and women's styles, and in children's styles developed by a licensee. Buffalo's product line has grown to encompass a diverse range of products, including belts, footwear, lingerie and sleepwear, watches and home furnishings through licensing arrangements. Buffalo products are made from high quality fabrics milled in Italy and Spain and are processed with cutting-edge treatments and finishes. Buffalo's concepts and designs, including BUFFALO'S distinct western flair, embellishments, unique finishes, hand stitching and other attention to detail and quality give its products a competitive advantage in the markets and sectors in which Buffalo competes.

         Buffalo's jeans are available in multiple combinations of washes, fabrics and finishes. In addition to the introduction of new styles every season, Buffalo typically introduces new versions of its major styles on a regular basis in different colors, washes and finishes. Although its denim products have accounted for the substantial majority of Buffalo's total sales, Buffalo anticipates sales of its non-denim products will continue to increase as a percentage of its overall sales in future periods.

RETAIL OPERATIONS

         Buffalo operates 45 stores in Canada. New stores are under negotiation and scheduled to open before the end of 2007.


         The retail stores possess the unique ability to market emerging styles with consumer impulse in mind in both high traffic and local neighborhood environments.

DESIGN AND DEVELOPMENT

         The Buffalo brand has a design team striving to develop a distinct look and feel to the products based on an overall design philosophy. Buffalo is known for being a leader in denim fabrications, washes, fits and a complete lifestyle brand including fashion tops, sportswear & outer wear for men and ladies. Buffalo's design team has extensive know-how and apparel experience. Through constant review of the European and U.S. shows and year round market visits, the Buffalo design team keeps abreast of any tendencies and "in the moment" trends. Benefiting from Buffalo's developed and long lasting relationship with agents and factories around the world, the products can be developed in a relatively short period of time and introduced immediately into the corporate retail stores. This allows the design team the ability to get quick feedback on products before the style is launched in all Buffalo areas of distribution.


SOURCING

         Buffalo purchases its fabric, thread and other raw materials from various industry suppliers. The fabric, thread and other raw materials used by Buffalo are available from a large number of suppliers worldwide. Buffalo has the ability to replace its suppliers of raw materials as needed without significantly affecting its business or operations.

         Buffalo presently relies on the services of several buying agencies for its manufacturing needs. It does not rely on any one manufacturer and Buffalo management believes additional manufacturing capacity is available to meet our current and planned needs. Buffalo maintains rigorous quality control systems for both raw and finished goods. Buffalo's management believes it can realize significant cost savings in product manufacturing because of its strong relationships with a diverse group of international buying agents established by Buffalo's management team through their experience in the apparel industry.

MARKETING, DISTRIBUTION AND SALES

         Buffalo markets, distributes and sells its products in Canada, the United States and internationally in a number of other countries and territories such as the United Kingdom, Mexico, other Latin American countries and Australia.

         Buffalo distributes its products in North America through department stores, retail stores and fashion boutiques. Buffalo's products are sold in Canada in department stores and boutiques such as The Bay and chain stores as well as through Buffalo's retail stores in 45 locations throughout Canada. Buffalo's products are sold in the United States in department stores and boutiques. Internationally, Buffalo products are also distributed through licensing and distribution arrangements in countries such as the United Kingdom, Mexico, other Latin American countries and Australia.

         Buffalo markets and distributes its products by participating in industry trade shows, as well as through its own retail stores and show rooms. Buffalo currently has no exclusive or long term distribution agreements with any party covering any territory, and does not depend on any single distributor to distribute its products.

         Buffalo has and will continue to expand its distribution worldwide through licensing agreements.

         Buffalo's management feels that this method of expansion is two-fold. First, it allows penetration into new territories on the international scale through the issuance of licensing agreements. Secondly, it allows for the diversification into complementary product lines by licensing with companies specialized in the manufacturing and distribution of these complementary product lines.

COMPETITION

         Apparel production in Asia and the Far East, and other regions in which labor is relatively inexpensive, has led to increased imports and heightened competition in the domestic marketplace. As a result of increased cost pressures, the apparel industry has experienced significant restructuring and consolidation, and achieving economies of scale through vertical integration is necessary to remain competitive.

         Buffalo's current competitors are companies that sell denim and apparel brands. Many of these competitors have greater financial resources, operating capacity, name recognition and market penetration than Buffalo. Sales of Buffalo's products are affected by style, price, quality, brand reputation and general fashion trends.

TRADEMARKS AND OTHER INTELLECTUAL PROPERTY

         Buffalo is the holder of trademarks for the BUFFALO brand. It also licenses its brands for distribution of products in several countries such as Mexico and other Latin American countries. It diversifies its product lines by adding complementary non-denim products such as linens and watches in Canada and USA. The duration of a license is usually three years with the possibility of renewal.


         Buffalo has made and will continue to make efforts to minimize domestic and international counterfeiting of our brands and design, and infringement of our other intellectual property rights, including through litigation if necessary. Buffalo has a team responsible for its portfolio brands that oversee international trademarks.


         The trademarks owned by Buffalo are registered for the period provided by the law applicable in the countries where the registrations are completed. The duration of a registration is usually ten years. At expiration of the duration, the trademarks can be renewed. Buffalo currently owns approximately 70 registrations in relation with the brand Buffalo diversified into 30 different countries including Australia, Barbados, Bolivia, Canada, Costa Rica, Denmark, Dominican Republic, Ecuador, Japan, Lebanon, Mexico, Netherlands Antilles, Panama, Philippines, Puerto Rico, Russia, Saudi Arabia, Singapore, Taiwan, USA and Venezuela.

GOVERNMENT REGULATION AND SUPERVISION

         Buffalo benefits from certain international treaties and regulations, such as the North American Free Trade Agreement (NAFTA), which allows for the duty and quota free entry into the Canada and the United States of certain qualifying merchandise. International trade agreements and embargoes by entities such as the World Trade Organization also can affect Buffalo's business, although their impact has historically been favorable.

EMPLOYEES

         As of December, 2006, Buffalo had approximately 250 employees in its wholesale group and over 600 employees in the retail group including part timers. Buffalo's employees are not unionized except for part of the employees of the Canadian warehouse which represent less than 30 employees. Several employees are subject to existing employment agreements with Buffalo.


         As a condition to the consummation of the acquisition of Buffalo, Tarrant will enter into employment agreements with Mr. Gabriel Bitton and each of the other four Bitton brothers, as described elsewhere in this proxy statement.


FACILITIES

         PRINCIPAL EXECUTIVE OFFICES

         Buffalo's principal executive offices are located at 400 Sauve West, Montreal, Quebec, H3L 1Z8 CANADA. Its telephone number is (514) 388-3551.

         DESCRIPTION OF PROPERTY

         The Buffalo Group occupies approximately 160,000 square feet of office and warehouse space in Canada. It also has approximately 72,000 square feet of office and warehouse space in the U.S. The sales offices are located in major cities across North America with the U.S. sales offices located in New York.

LEGAL PROCEEDINGS


         Except for the matters described below, Buffalo is not involved in any material legal proceedings. A former employee of 3163946 Canada Inc., one of the operating subsidiaries of The Buffalo Group, has initiated a lawsuit against this company claiming damages in relation to the termination of his employment. The case was filed with the Superior Court of Quebec and the plaintiff seeks damages of approximately $400,000. It is not possible at this time to determine the outcome of this matter and accordingly, no provision has been made in the accounts for this claim. Another former employee of The Buffalo Group has made a claim for reinstatement and compensation for salary loses pending reinstatement, as well as damages due to psychological distress. It is difficult to determine the outcome of this case.

                        BUFFALO'S SELECTED FINANCIAL DATA

         The following selected financial data is qualified in its entirety by, and should be read in conjunction with, the other information and financial statements, including the notes thereto, attached to this proxy statement as Exhibit D.

                                                                YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------
                                           2005           2004           2003            2002            2001
INCOME STATEMENT DATA:                     $USD           $USD           $USD            $USD            $USD
                                       ------------   ------------   ------------    ------------    ------------
Net sales ..........................   $104,071,846   $ 87,788,920   $ 75,248,392    $ 68,554,476    $ 60,282,863
Cost of sales ......................     61,155,418     50,222,074     44,746,624      45,718,525      40,393,375
                                       ------------   ------------   ------------    ------------    ------------
Gross profit .......................   $ 42,916,428   $ 37,566,846   $ 30,501,768    $ 22,835,951    $ 19,889,488
Store expenses .....................     12,256,741     11,471,058      9,366,474       7,445,221       7,506,000
Selling and distribution expenses ..      9,761,281      8,136,118      8,490,919       8,086,511       6,514,738
General and administrative expenses       8,523,525      7,854,156      6,506,071       5,400,037       3,794,183
Amortization expense ...............      4,291,084      3,713,405      1,638,130         788,849         696,812
                                       ------------   ------------   ------------    ------------    ------------
Income from operations .............   $  8,083,797   $  6,392,109   $  4,500,174    $  1,115,333    $  1,377,755
Interest expense ...................      3,794,899      3,323,438      1,788,015         885,443       1,083,524
Interest income ....................           --             --             --            17,097          34,854
                                       ------------   ------------   ------------    ------------    ------------
Income before provision for
    income taxes ...................   $  4,288,898   $  3,068,671   $  2,712,159    $    246,987    $    329,085
Provision (benefit) for income taxes      1,855,000      1,551,000        (51,000)        328,509         438,901
                                       ------------   ------------   ------------    ------------    ------------
Income (loss) ......................   $  2,433,898   $  1,517,671   $  2,763,159    $    (81,522)   $   (109,816)
                                       ============   ============   ============    ============    ============

                                                                  AS OF DECEMBER 31,
                                           2005           2004           2003            2002            2001
                                       ------------   ------------   ------------    ------------    ------------
BALANCE SHEET DATA:
Working capital ....................   $ 10,202,577   $  5,128,814    $  3,086,823    $  3,781,579    $  2,142,175
Total assets .......................     67,706,180     64,840,793      57,346,023      33,404,891      27,748,629
Bank borrowings ....................     10,519,592     12,396,905       9,428,636      12,440,852       9,283,430
Shareholders' equity ...............      7,398,261       (123,778)       (605,421)     (1,059,313)       (977,790)

            BUFFALO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

         THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH BUFFALO'S FINANCIAL STATEMENTS AND RELATED NOTES ATTACHED AS EXHIBIT D TO THIS PROXY STATEMENT, AS WELL AS THE SECTION ENTITLED "RISK FACTORS," THAT APPEAR ELSEWHERE IN THIS PROXY STATEMENT.

OVERVIEW

         The Buffalo Group designs, develops, markets and distributes high-end fashion denim and other apparel products under the principal brand name BUFFALO. Buffalo's products currently include belts, shoes, lingerie and sleepwear, kids wear, watches and home decor under license. In addition, products in development include sunglasses, swimwear and fragrances. Buffalo operates 45 retail locations in Canada. It also distributes its clothing through upscale retailers such as Bloomingdale's, Nordstrom's, Fred Segal's and Macy's East and West. Buffalo currently has approximately 200 shop in shops. These are Buffalo shops in retail stores. Due to its success and rapid growth in North America, Buffalo has expanded overseas through its global licensing agreements. Presently, Buffalo has strong brand presence in the UK, Latin America, Mexico, Southeast Asia and the Middle East, with growing presence in Italy, Greece, Ireland and other locations across Europe.

         Buffalo operates in the high-end fashion denim and apparel industry. Its competitors are companies that market such brands as Miss Sixty, Diesel, Lucky and Guess.

         The Buffalo Group consists of a large number of related companies ultimately owned, controlled and managed by the Bitton brothers and their affiliates. By virtue of Tarrant's acquisition of all the outstanding capital stock of 3681441 Canada Inc., Buffalo Inc. and 3163946 Canada Inc., the three Canadian operating subsidiaries of The Buffalo Group, all outstanding capital stock of Buffalo Corporation, a U.S. operating subsidiary through which The Buffalo Group operates its U.S. wholesale business, and the assets of The
Buffalo Trust, Tarrant is effectively acquiring the entire business and operations of The Buffalo Group. Tarrant will operate the business and operations it acquires in this transaction as a separate division through its wholly-owned Canadian subsidiary, TAG Canada, and one or more of its other subsidiaries.

         The principal components of Buffalo's operations include its Canadian wholesale operations, its wholesale operations in the United States and its Canadian retail operations. Buffalo Inc. represents Buffalo's Canadian wholesale operations. The wholesale operations consist of Buffalo, private labels for men and women and Request apparel. Buffalo Inc.'s main customers include Zellers Inc., Winners Apparel Ltd., Costco Wholesale Canada, Sears Merchandising, and Wal-Mart Canada. Buffalo distributes in exclusivity for Zellers Inc. the collection Request, for Costco Wholesale Canada the collection Gasoline and for Athletes World the collection Vibe. These brands are owned by Buffalo. Buffalo also produces private label for Wal-Mart.

         Buffalo Corporation represents Buffalo's U.S. wholesale operations. The wholesale operations consist of Buffalo, private labels for men and women and American Exchange apparel. The main U.S. wholesale customers include Sears Roebuck, Federated Stores, Lord & Taylor, Dillard's, Bloomingdales and Nordstrom.

         3163946 Canada Inc represents Buffalo's Canadian retail operations. The retail operations consist of Buffalo stores in Quebec, Ontario, British

Columbia, Alberta and Manitoba. Buffalo's retail operations sell a different line of clothing with the exception of denim in order to differentiate from their wholesale operations.


         Buffalo's customer mix consists of both wholesale customers and retail customers. For 2005, Canada wholesale accounted for 46% of wholesale sales and U.S. wholesale accounted for 54% of wholesale sales. Buffalo's retail operation in Canada revenue for 2005 accounted for 100% of retail sales. Sears accounted for approximately 11% and 13% of The Buffalo Group's sales for the nine month ended September 30, 2005 and the year ended December 31, 2005. Other than Sears, no other customer of The Buffalo Group accounted for 10% or more of its sales during the above-referenced periods. In addition, no customer of The Buffalo Group accounted for 10% or more of its revenue for the nine months ended September 30, 2006.


CORPORATE BACKGROUND

         Buffalo was founded by the Bitton brothers in 1985. The business originally began as a wholesale and distribution of BUFFALO branded products in Canada. The Bitton brothers obtained the rights to the brand through licenses giving them the exclusive rights to distribute the BUFFALO brand in Canada. Over the years, the business expanded through the addition of product categories to what was predominately a denim line. Also, the company has acquired the rights to other brands and currently markets and sells products under other brand names.

         In  1993,  The  Buffalo  Group   expanded  into  the  U.S.   market  by
establishing a showroom in New York and establishing a network of independent sales agents across the U.S. to distribute the BUFFALO brand.

         In 2000, The Buffalo Group began developing a private label business for major department stores in Canada.

         In 1996, The Buffalo Group opened its first retail stores which grew to a chain of 45 stores today.

         In 2003, The Buffalo Group acquired the international rights to the BUFFALO and REQUEST brands. Effective January 1, 2004, The Buffalo Group began receiving licensing royalties from third party domestic and international licenses as well as from their related companies for the brands.

CRITICAL ACCOUNTING POLICIES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses. On an ongoing basis, Buffalo evaluates estimates, including those related to returns, discounts, bad debts, inventories, intangible assets, income taxes, contingencies and litigations. Buffalo bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

         REVENUE

         Revenue is recognized when merchandise has been shipped against a customer's written purchase order, the risk of ownership has passed, selling price has been fixed and determined and collection is reasonably assured either through payment received, or fulfillment of all the terms and conditions of the particular purchase order. Revenue is recorded net of estimated returns, charge backs and markdowns based on management's estimates and historical experience.

         ACCOUNTS RECEIVABLES


         Trade accounts receivable are recorded at invoiced amounts, less amounts accrued for returns, discounts and allowances. An allowance is provided for specific customer accounts where collection is doubtful and for inherent risk in our ability to ultimately collect. There is no off-balance sheet credit exposure related to customer receivables.


         INVENTORIES

         Inventory is stated at the lower of cost (first-in, first-out method) and net realizable value. The valuation of retail inventory in the stores is determined by the retail inventory method which approximates the lower of cost (first-in, first-out method) and net realizable value. Under the retail inventory method, inventory is converted to a cost basis by applying an average cost to selling ratio. Inventory includes items that have been marked down to management's best estimate of their net realizable value.

         INCOME TAXES:

         The Buffalo Group provides for income taxes using the liability method of tax allocation. Under this method, future income tax assets and liabilities are determined based on deductible or taxable temporary differences between financial statements values and tax values of assets and liabilities using substantively enacted income tax rates expected to be in effect for the year in which the differences are expected to reverse.

         The Buffalo Group established a valuation allowance against future income tax assets if, based upon available information, it is more likely than not that some or all of the future income tax assets will not be realized.

         The net earnings of the Buffalo Trust, if any, for the period constitute income of the trust's beneficiaries and are subject to income tax in their hands and accordingly, no provision for income taxes on the income of the Trust has been made.

RESULTS OF OPERATIONS

         The following table sets forth, for the periods indicated, certain items in the consolidated statements of income of The Buffalo Group as a percentage of net sales:

                                                 SEP-06   SEP-05     2005     2004     2003
                                                  -----    -----    -----    -----    -----
Net Sales .....................................   100.0%   100.0%   100.0%   100.0%   100.0%
Cost of Sales .................................    51.8%    53.7%    58.8%    57.2%    59.5%
                                                  -----    -----    -----    -----    -----
Gross Profit ..................................    48.2%    46.3%    41.2%    42.8%    40.5%

Store expenses ................................    12.0%    10.8%    11.8%    13.1%    12.4%
Selling and distribution expenses .............    12.8%    10.0%     9.4%     9.3%    11.3%
General and administration expenses ...........     9.7%     6.7%     8.2%     8.9%     8.6%
Amortization expense ..........................     4.6%     3.8%     4.1%     4.2%     2.2%
                                                  -----    -----    -----    -----    -----

Income loss from operations ...................     9.1%    15.0%     7.7%     7.3%     6.0%
Interest expense ..............................     4.1%     3.6%     3.6%     3.8%     2.4%
Other income (expense) ........................     0.0%     0.0%     0.0%     0.0%     0.0%
                                                  -----    -----    -----    -----    -----

Income (loss) before provision for income taxes     5.0%    11.4%     4.1%     3.5%     3.6%
Provision for income taxes ....................     1.8%     4.1%     1.8%     1.8%   -0.1%
                                                  -----    -----    -----    -----    -----

Net Income (loss) .............................     3.2%     7.3%     2.3%     1.7%     3.7%
                                                  =====    =====    =====    =====    =====

         The Buffalo Group's functional currency for its operations is the Canadian dollar except for Buffalo Corporation whose functional currency is the U.S. dollar. However, The Buffalo Group's reporting currency is the U.S. dollar. Therefore, the financial statements for all periods presented have been translated into the U.S. dollar using the current rate method. Under this method, items in The Buffalo Group income statement for each period have been translated into U.S. dollar using the rates in effect at the date of the transactions. For the purposes of determining the impact of changes in operating results resulting from fluctuations in the currency exchange rate, the difference in the translated amounts is compared with the difference in the amounts denominated in the functional currency.


         COMPARISON OF NINE MONTH PERIODS ENDED SEPTEMBER 30, 2006 AND 2005


         Net sales increased by $678,000, or 0.9%, to $74.8 million in the first nine months of 2006 as compared with net sales of $74.1 million in the first nine months of 2005. The increase in net sales the first nine months was primarily due to a $2.1 million increase in sales of Buffalo brand and American Exchange products and a $3.7 million increase in sales resulting from an increase in the value of the Canadian dollar relative to the U.S. dollar, partially offset by a $5.1 million decrease in sales of private label products. Without taking into account the increase resulting from the fluctuation of the currency exchange rate, net sales in the first nine months of 2006 were $3.0 million lower than net sales in the first nine months of 2005.

         Gross profit consists of net sales less product costs, duty, quota, freight in and brokerage charges. Gross profit increased by $1.7 million, or 4.9%, to $36.0 million, or 48.2% of net sales in the first nine months of 2006 as compared with $34.3 million or 46.3% of net sales in the first nine months of 2005. The increase in gross profit was primarily due to an increase of $3.5 million in gross profit resulting from an increase in the relative value of the Canadian dollar to the value of the U.S. dollar, partially offset by a $1.9 decrease in gross profit resulting from decreased sales of our products through our Canadian operations. Without taking into account the increase resulting from the fluctuation of the currency exchange rate, gross profit in the first nine months of 2006 was $1.9 million lower than gross profit in the first nine months of 2005.

         Store expenses consist of store labor costs, occupancy costs and general direct store operating costs. Store expenses increased by $1.0 million, or 12.8%, to $9.0 million in the first nine months of 2006 as compared to $8.0 million in the first nine months of 2005. The increase in store expenses was due to an increase in the store occupancy costs of $300,000, an increase in commissions of $300,000, an increase in store labor costs and other various direct store expenses of $300,000, and an increase of $100,000 in expenses resulting from fluctuations in the value of the Canadian dollar relative to the value of the U.S. dollar. As a percentage of net sales, these expenses increased from 10.8% in the first nine months of 2005 to 12.0% in the first nine months of 2006.

         Selling and distribution expenses consist of sales commission, showroom occupancy, advertising costs, and distribution costs. Selling and distribution expenses increased by $2.1 million, or 29.0%, to $9.5 million in the first nine months of 2006 as compared to $7.4 million in the first nine months of 2005. The increase in selling and distribution expenses was primarily due to an increase in advertising and promotion expenses of $880,000, an increase in selling salaries and commissions of $700,000, an increase in expenses of $200,000 resulting from fluctuations in the currency exchange rate, an increase in showroom rent and general expenses of $150,000, and an increase of $200,000 in other selling expenses related to the increase in sales. As a percentage of net sales, these expenses increased from 10.0% in the first nine months of 2005 to 12.8% in the first nine months of 2006.


         General and administrative expenses increased by approximately $2.3 million, or 45.9% to $7.2 million in the first nine months of 2006, as compared with $5.0 million in the first nine months of 2005. The increase in these expenses was due to increase in overhead because of the expansion on the retail division. As a percentage of net sales, these expenses increased from 6.7% in the first nine months of 2005 to 9.7% in the first nine months of 2006.


         Amortization expense consists of amortization of store leasehold improvements, office fixed assets and amortization of an intangible asset. Amortization expense increased by $641,000, or 22.7%, to 3.5 million in the first nine months of 2006, as compared with $2.8 million in the first nine months of 2005. As a percentage of net sales, these expenses increased from 3.8% in the first nine months of 2005 to 4.6% in the first nine months of 2006. The increase in amortization expense was primarily due to increased amortization on tangible fixed assets of $520,000 resulting from a change in accounting policy and increased amortization of $100,000 due to fluctuations in the foreign currency exchange rate.

         Interest expense consists of amounts payable by The Buffalo Group on its operating line of credit. Interest expense increased by approximately $392,000, or 14.8%, to $3.0 million in the first nine months of 2006, as compared with $2.6 million in the first nine months of 2005. As a percentage of net sales, these expenses increased from 3.6% in the first nine months of 2005 to 4.1% in the first nine months of 2006. Approximately $242,000 of the increase was attributable to increased monthly borrowing from $1.7 million to $1.9 million and an increase in the borrowing rate from 5.25% to 6.0%. The remaining portion of the increase was attributable to fluctuations in the foreign currency exchange rate associated with The Buffalo Group's Canadian operations.

         Interest on loan payable consists of interest payable on a $30 million outstanding loan obligation payable by The Buffalo Trust to another entity affiliated with The Buffalo Group. Interest on loan payable increased by approximately $149,000 to $1.9 million in the first nine months of 2006, as compared with $1.8 million in the first nine months of 2005. The increase in interest on loan payable was primarily due to fluctuations in the foreign currency exchange rate. These loan obligations will not be assumed under the terms of the purchase agreement in connection with the proposed acquisition. Accordingly, these expenses will not have an impact on Tarrant's operations following the acquisition.


         Provision for income taxes was $1.3 million in the first nine months of 2006, as compared with provision for income taxes of $3.0 million in the first nine months of 2005. As a percentage of net sales, these expenses decreased from 4.1% in the first nine months of 2005 to 1.8% in the first nine months of 2006.

         FISCAL YEAR ENDED DECEMBER 31, 2005 COMPARED WITH DECEMBER 31, 2004


         Net sales increased by $16.3 million, or 18.5%, to $104.1 million in 2005 as compared with net sales of $87.8 million in 2004. The increase in net sales was primarily due to increased sales of a new exclusive brand named AMERICAN EXCHANGE, which accounted for $13.4 million of net sales in 2005. Net sales also increased by approximately $6.4 million due to an increase in the relative value of the Canadian dollar to the value of the U.S. dollar. These increases were partially offset by a $3.9 million reduction in net sales of private label brands sold in Canada.


         Gross profit consists of net sales less product costs, duty, quota, freight in and brokerage charges. Gross profit increased by $5.3 million, or 14.2%, to $42.9 million, or 41.2% of net sales in 2005 as compared with $37.6 million or 42.8% of net sales in 2004. The increase in gross profit was primarily due to the higher margins generated by the sales of American Exchange line of products.

         Store expenses consist of store labor costs, occupancy costs and general direct store operating costs. Store expenses increased by $786,000, or 6.8%, to $12.3 million in 2005 as compared to $11.5 million in 2004. The increase in store expenses was due to an increase in the relative value of the Canadian dollar to the value of the U.S. dollar. As a percentage of net sales, these expenses decreased from 13.1% in 2004 to 11.8% in 2005.

         Selling and distribution expenses consist of sales commission, showroom occupancy, advertising costs, and distribution costs. Selling and distribution expenses increased by $1.6 million, or 20.0%, to $9.8 million in 2005 as compared to $8.1 million in 2004. The increase in selling and distribution expenses was primarily due to the increase in advertising, commission expense and other selling expenses based on increase in sales. As a percentage of net sales, these expenses increased from 9.3% in 2004 to 9.4% in 2005.

         General and administrative expenses increased by approximately $669,000, or 8.5% to $8.5 million in 2005, as compared with $7.9 million in the 2004. As a percentage of net sales, these expenses decreased from 8.9% in 2004 to 8.2% in 2005.

         Amortization expense consists of amortization of store leasehold improvements, office fixed assets and amortization of an intangible asset. Amortization expense increased by $578,000, or 15.6%, to 4.3 million in 2005, as compared with $3.7 million in 2004. The increase in amortization was due to a change in accounting policy in Canada in the accounting for shop in shops, which required us to capitalize the expenses associated with building shop in shops in 2005. These costs were previously expensed in 2004. As a percentage of net sales, these expenses decreased from 4.2% in 2004 to 4.1% in 2005.

         Interest expense increased by approximately $471,000, or 14.2%, to $3.8 million in 2005, as compared with $3.3 million in 2004. The increase in interest expense was primarily due to a $217,000 loss on foreign exchange. As a percentage of net sales, these expenses decreased from 3.8% in 2004 to 3.6% in 2005.

         Provision for income taxes was $1.9 million in 2005, as compared with provision for income taxes of $1.6 million in 2004, representing 1.8% of net sales in both 2004 and 2005.

         FISCAL YEAR ENDED DECEMBER 31, 2004 COMPARED WITH DECEMBER 31, 2003

         Net sales increased by $12.5 million, or 16.7% to $87.8 million in 2004 as compared with net sales of $75.2 million in 2003. The increase in net sales was due to increased sales of BUFFALO and REQUEST products following the completion of a licensing arrangement that generated approximately $3.3 million in royalties; an increase in retail sales generated from four additional store locations in 2004 and an increase in sales in the wholesale division. Net sales also increased by approximately $5.6 million due to an increase in the relative value of the Canadian dollar relative to the value of the U.S. dollar.

         Gross profit increased by $7.1 million, or 23.2%, to $37.6 million, or 42.8% of net sales in 2004 as compared with $30.5 million, or 40.5% of net sales in 2003. The increase in gross profit was primarily due to the increase in sales generated by the completion of the licensing arrangement that generated approximately $3.3 million in royalties and the increase of sales in both the retail and wholesale divisions.

         Store expenses increased by $2.1 million, or 22.5%, to $11.5 million in 2004 as compared to $9.4 million in 2003. The increase was due to an increase in store labor costs of approximately $1 million and an increase in store occupancy costs of approximately $1 million because of the increase in sales and the addition of four store locations in 2004. As a percentage of net sales, these expenses increased from 12.4% in 2003 to 13.1% in 2004.

         Selling and distribution  expenses  decreased by $355,000,  or 4.2%, to
8.1 million in 2004, as compared with $8.5 million in 2003. As a percentage of net sales, these expenses decreased from 11.3% in 2003 to 9.3% in 2004.

         General and administrative expenses increased by $1.3 million, or 20.7%, to $7.9 million in 2004, as compared with $6.5 million in 2003. The increase was primarily due to the purchase of the BUFFALO and REQUEST licenses, additional expenses of $0.5 million for professional fees associated with the purchase of the licenses. The increase was also due to a provision of $0.7 million associated with the forgiveness of indebtedness owed to an affiliated third party outside of The Buffalo Group. As a percentage of net sales, these expenses increased from 8.6% in 2003 to 8.9% in 2004.

         Amortization expense increased by $2.1 million, or 126.7%, to 3.7 million in 2004, as compared with $1.6 million in 2003. The increase was primarily due to the purchase of the BUFFALO and REQUEST licenses, causing an increase of $1.8 million in amortization of the licenses. As a percentage of net sales, these expenses increased from 2.2% in 2003 to 4.2% in 2004.

         Interest expense increased by $1.5 million, or 85.9%, to $3.3 million in 2004, as compared with $1.8 million in 2003. The increase was primarily due to the debt service obligation arising from the completion of a licensing arrangement and offset by a decrease in the Canadian prime rate from 4.5% in 2003 to 4.25% in 2004 and a decrease in average bank borrowing. As a percentage of net sales, these expenses increased from 2.4% in 2003 to 3.8% in 2004.

         Provision for income taxes increased by approximately $1.6 million, to $1.6 million in 2004, as compared with a benefit for income taxes of $51,000 in 2003. The increase is primarily attributable to an income tax reassessment for prior years of approximately $1 million in 2004.

LIQUIDITY AND CAPITAL RESOURCES

         Similar to Tarrant, the liquidity requirements of The Buffalo Group arise from the funding of its working capital needs, principally inventory, finished goods shipments-in-transit, work-in-process and accounts receivable. Buffalo's primary sources for working capital and capital expenditures are cash flow from operations, borrowings under its working capital credit facility and other credit facilities, issuance of long-term debt, sales of equity and debt securities, and vendor financing. In the near term, The Buffalo Group expects that its operations and borrowings under bank and other credit facilities will provide sufficient cash to fund Buffalo's operating expenses, capital expenditures and interest payments on debt. In the long-term, The Buffalo Group expects to use internally generated funds and external sources to satisfy debt and other long-term liabilities.

         Liquidity is dependent, in part, on customers paying on time. Any abnormal chargebacks or returns may affect short-term liquidity. Any changes in credit terms given to major customers may have an impact on cash flow. Suppliers' credit is another major source of short-term financing and any adverse changes in their terms will have negative impact on Buffalo's cash flow.

         Other  principal   factors  that  could  affect  the   availability  of
internally generated funds include:

         o deterioration of sales due to weakness in the markets in which Buffalo products are sold;

         o        decreases in market prices for products;

         o        increases in costs of raw materials; and

         o        changes in our working capital requirements.

         Principal factors that could affect Buffalo's ability to obtain cash from external sources include:

         o financial covenants contained in Buffalo's current or future bank and debt facilities; and

         o volatility in the market price of Tarrant's common stock or in the stock markets in general.

 CASH FLOWS:

         Cash flows for the years ended December 31, 2003, 2004 and 2005, and for the nine months ended September 30, 2006, were as follows:

                                                         SEP-06          SEP-05          DEC-05          DEC-04          DEC-03
                                                      ------------    ------------    ------------    ------------    ------------
Net cash provided by (used in) operating activities   $ (7,164,878)   $ (3,327,021)   $  3,608,730    $  1,159,605    $  6,742,756
Net cash provided by (used in) investing activities   $ (3,020,909)   $   (424,058)   $ (1,723,869)   $ (2,239,254)   $(26,145,859)
Net cash provided by (used in) financing activities   $ 11,606,711    $  3,139,350    $ (1,779,986)   $  2,529,421    $ 21,326,666


         NINE MONTH PERIOD ENDED SEPTEMBER 30, 2006 AND 2005

         During the first nine months of 2006, net cash used in operating activities was $7.2 million, as compared with net cash used in operating activities of $3.3 million for the first nine months of 2005. Net cash used by operating activities resulted primarily from the following: net income of $2.4 million, depreciation and amortization of $3.3 million, a decrease in accounts receivables and royalties receivable of $1.3 million; offset by an increase in inventory of $5.4 million, a decrease of $1.3 million in accounts payable; in income taxes of $2.2 million; and in interest payable of $4.5 million.

         During the first nine months of 2006, net cash used in investing activities was $3.0 million, as compared with net cash used in investing activities of $424,000 for the first nine months of 2005. Net cash used in investing activities resulted primarily from the addition of property and equipment of $3.7 million partially offset by the collection of $685,000 of loans receivable.

         During the first nine months of 2006, net cash provided by financing activities was $11.6 million, as compared with net cash provided by financing activities of $3.1 million for the first nine months of 2005. Net cash provided by financing activities resulted primarily from $7.4 million borrowing from our banking facility and $4.2 million of proceeds from related third parties.


         DECEMBER 31, 2005 AND 2004

         During the year ended December 31, 2005, net cash provided by operating activities was $3.6 million, as compared with net cash provided by operating activities of $1.2 million for the year ended December 31, 2004. Net cash provided by operating activities resulted primarily from a net income of $2.4 million, depreciation and amortization of $4.1 million and a decrease of $838,000 in income taxes, $2.7 million in interest payable offset by an increase of $ 4.7 million in accounts receivables and royalties receivable and a decrease of $1.6 million of royalties payable.

         During the year ended December 31, 2005, net cash used in investing activities was $1.7 million as compared with net cash used in investing activities of $2.2 million for the year ended December 31, 2004. Net cash used in investing activities resulted primarily from the addition of property and equipment of $2.7million offset by the collection of $938,000 of loans receivable.

         During the year ended December 31, 2005, net cash used in financing activities was $1.8 million as compared with net cash provided by financing activities of $2.5 million for the year ended December 31, 2004. Net cash used in financing activities resulted primarily from a $1.9 million repayment of our operating line of credit.

CONTRACTUAL OBLIGATIONS

         Operating Leases

         As at September 30, 2006, there were contractual obligations for leases amounting to approximately $33,186,000. The leases extend over various periods up to the year 2017 and is expected that in the normal course of operations most will be renewed under option clauses or will be renegotiated.

         The aggregate minimum rentals, exclusive of other occupancy charges and additional rental based on a percentage of sales, for the five succeeding years and the total lease payments for the duration of the leases for The Buffalo Group's premises area approximately as follows:

--------------------------------------------------------------------------------

2007                                            $ 5,280,000
2008                                              4,695,000
2009                                              4,419,000
2010                                              4,092,000
2011                                              3,699,000
Thereafter                                       11,001,000

     The rent for store, warehouse showroom, design office and corporate headquarters' operating leases included in the accompanying combined statements of earnings are as follows:

                         Nine Month
                        Period Ended           YEARS ENDED DECEMBER 31,
                        September 30,   ----------------------------------------
                            2006           2005           2004           2003
                        (Unaudited)
                         ----------     ----------     ----------     ----------

Basic rent .........     $5,582,525     $7,705,816     $7,025,651     $5,608,530


OFF BALANCE SHEET ARRANGEMENTS

         None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         FOREIGN CURRENCY RISK. The earnings of The Buffalo Group are affected by fluctuations in the value of the Canadian dollar as compared with foreign currencies as a result of doing business in foreign jurisdictions. As a result, The Buffalo Group bears the risk of exchange rate gains and losses that may result in the future.

         INTEREST RATE RISK. The Buffalo Group's obligations under its credit facility bear interest at floating rates. Accordingly, Buffalo is sensitive to changes in prevailing interest rates.

         Interest expense is sensitive to changes in the general level of U.S. interest rates. In this regard, changes in U.S. interest rates affect interest paid on our debt. The Buffalo Group's working capital credit facility is at variable rates. The Buffalo Group is exposed to interest rate risk in the event of fluctuations in the bank's prime rate as the interest rate on the line of credit is dependent on the bank's prime rate.

                                   PROPOSAL 2

              ISSUANCE OF TARRANT COMMON STOCK AND WARRANTS IN THE
                            ACQUISITION TRANSACTION

ISSUANCE OF TARRANT COMMON STOCK AND WARRANTS

         We are seeking shareholder approval to reserve for issuance, and to issue, up to 13,000,000 shares of our common stock upon exchange of exchangeable shares to be issued by TAG Canada in the acquisition. The terms on which the exchangeable shares may be exchanged are described under Proposal 1 of this proxy statement. In general, the holders of the exchangeable shares may exchange them for Tarrant common stock at any time (and from time to time) after the closing of the acquisition transaction.

         In addition, we seek shareholder approval for issuance of warrants to Guggenheim Corporate Funding LLC under our amended credit facility with Guggenheim. The terms of the amended credit facilities and the warrants issuable to Guggenheim are described below.

AMENDED GUGGENHEIM FACILITY


         In June 2006, we entered into a Credit Agreement with Guggenheim Corporate Funding LLC, as administrative agent and collateral agent for the lenders under the agreement, with respect to a $65 million credit facility. This facility consists of an initial term loan of up to $25 million. An additional term loan of up to $40 million is available under this facility to finance acquisitions acceptable to Guggenheim. We borrowed approximately $15.5 million at the initial funding to repay certain existing indebtedness and fund general operating and working capital needs. We also amended the terms of this credit facility to provide that we may borrow an additional $7 million at any time within 180 days after the credit agreement upon compliance with the borrowing procedures under the facility; at the same time, we removed the requirement that such funds be used only for repayment of convertible debentures. In connection with the proposed acquisition of Buffalo and as a condition to its consummation, we are entering into an amendment to this facility which provides that $40 million under the facility will be available to finance the cash portion of the purchase price payable under the purchase agreement.

         All amounts under the term loans become due and payable in December 2010. Interest under this facility is payable quarterly, with the interest rate equal to the LIBOR rate plus an applicable margin based on our debt leverage ratio (as defined in the credit agreement). Our obligations under the Guggenheim credit facility are secured by a lien on substantially all of our assets and the assets of our subsidiaries. This credit facility contains customary financial covenants, including covenants that we maintain minimum levels of EBITDA and interest coverage ratio and limitations on additional indebtedness. This facility includes customary default provisions, and all outstanding obligations may become immediately due and payable in the event of a default.


         Concurrently with the completion of our financing with Guggenheim, we expanded our credit facility with GMAC Commercial Financial LLC by increasing our borrowing limit to a maximum of $55 million, including a letter of credit of $4 million. We entered into these facilities with Guggenheim and GMAC-CF partly in anticipation of a possible acquisition transaction with The Buffalo Group, and to provide the funds necessary to finance the cost of our expanded operations.

WARRANTS TO GUGGENHEIM


         Under the terms of our amended credit facility with Guggenheim, we will be required to issue to Guggenheim warrants to purchase up to an aggregate of _____________ shares of our common stock. These warrants have a term of __ years. These warrants are exercisable at a price of $____ per share with respect to ___% of the shares, $___ per share with respect to ___% of the shares, $_____ per share with respect to ____% of the shares, $_____ per share with respect to _____% of the shares and $____ per share with respect to ____% of the shares. The exercise prices are subject to adjustment for certain dilutive issuances pursuant to the terms of the warrants. A portion of the warrants will not become exercisable unless and until a specified portion of the initial term loan is actually funded by the lenders.


EFFECT OF ISSUANCE OF COMMON STOCK AND WARRANTS

         The issuance of the shares of Tarrant common stock and warrants will have the effect of diluting the ownership of stock of our existing shareholders and the net book value of shares held by them. The effect of the issuance of shares of Tarrant common stock and warrants in connection with the acquisition is described in detail under Proposal 1.

REASONS FOR PROPOSAL

         As described elsewhere in this proxy statement, Tarrant is subject to the NASDAQ Marketplace Rules, which prohibit Tarrant from issuing, without shareholder approval, common stock or securities exercisable into common stock in an acquisition transaction in excess or potentially in excess of 20% of the outstanding shares of Tarrant common stock before issuance. We refer to these requirements and rules as the NASDAQ 20% Rule. The issuance of shares of Tarrant common stock and warrants to purchase common stock will result in the issuance of securities in excess or potentially in excess of the amounts that require shareholder approval under the NASDAQ 20% Rule. Accordingly, we are seeking shareholder approval for the issuance of the shares of Tarrant common stock in exchange for the exchangeable shares to be issued by TAG Canada in the acquisition, and the issuance to Guggenheim of warrants to purchase shares of Tarrant common stock on the terms described in this proxy statement.

EFFECT OF PROPOSAL

         If our shareholders approve this Proposal 2, provided Proposal 1 and Proposal 3 are also approved, we will be able to issue shares of Tarrant common stock, together with securities exchangeable or exercisable for common stock, in compliance with the NASDAQ 20% Rule, and any other applicable shareholder-approval requirements under the NASDAQ Marketplace Rules.

         As a result, we would expect to accomplish the following:

         (1)      consummate  the   acquisition   and  the  other   transactions
                  contemplated by the stock and asset purchase agreement, specifically including the issuance of the shares of Tarrant common stock upon exchange of the exchangeable shares and the issuance of the warrants collectively representing approximately 30% of our outstanding common stock on a fully diluted basis (assuming exercise in full of the warrants), and

         (2) maintain compliance with all applicable NASDAQ Marketplace Rules requiring shareholder approval.

VOTE REQUIRED

         Assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the special meeting are required for approval of Proposal 2. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the special meeting, and in effect casting a negative vote. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF TARRANT'S ISSUANCE OF COMMON STOCK AND SECURITIES EXCHANGEABLE OR EXERCISABLE FOR COMMON STOCK IN THE ACQUISITION IN EXCESS OF 20% OF THE OUTSTANDING SHARES OF TARRANT COMMON STOCK OUTSTANDING IMMEDIATELY BEFORE THE ACQUISITION.

                                   PROPOSAL 3

                      ISSUANCE OF SERIES A PREFERRED STOCK

INTRODUCTION

         At the special meeting, in addition to seeking approval of our acquisition of Buffalo and the issuance of Tarrant common stock and other securities to be issued in connection with the transaction, we will seek our shareholders' express approval of our issuance of shares of our Series A preferred stock in the acquisition. In the acquisition, we will issue 130,000 shares of the Series A preferred stock, which will be deposited in a voting trust pursuant to a Voting Trust Agreement. The shares of Series A preferred stock will be entitled to vote a number of shares equal to the exchangeable shares that remain outstanding from time to time. As exchangeable shares are exchange for Tarrant common stock, Tarrant will have the right to redeem a corresponding number of shares of Series A preferred stock. The terms of the Series A preferred stock and the Voting Trust Agreement are described in detail under Proposal 1 in this proxy statement.

REASONS FOR ISSUING PREFERRED STOCK

         The Series A preferred stock is intended to give the sellers of Buffalo the same voting rights that they would have if they were to receive shares of Tarrant common stock as opposed to exchangeable shares of TAG Canada in the acquisition transaction. The exchangeable shares of TAG Canada to be issued in the acquisition will not be entitled to voting rights, but will be exchangeable for shares of voting Tarrant common stock. The exchangeable shares are designed to allow the sellers to take advantage of certain tax benefits under Canadian law, and are intended to be the economic equivalent of Tarrant common stock. Accordingly, Tarrant is issuing the shares of Series A preferred stock in tandem with the exchangeable shares of TAG Canada to give the sellers of Buffalo the right to direct the voting of the same number of shares to which they would be entitled if they were to receive shares of Tarrant common stock upon closing of the acquisition transaction.

REASONS FOR PROPOSAL

         As described elsewhere in this proxy statement, Tarrant is subject to the NASDAQ 20% Rule. In addition to the restrictions described under Proposal 1 and Proposal 2, this rule prohibits Tarrant from issuing securities in an acquisition transaction in excess or potentially in excess of 20% of the outstanding voting stock or voting power of Tarrant. Although the Series A preferred stock is not convertible into Tarrant common stock, the Series A preferred stock entitles its holder to vote a number of shares in excess of 20% of Tarrant's shares of voting capital stock. Accordingly, the issuance of the Series A preferred stock without shareholder approval may violate the NASDAQ 20% Rule. Accordingly, we are seeking our shareholders to approve the issuance of the special voting Series A preferred stock in the acquisition transaction.

EFFECT OF PROPOSAL

         If our shareholders approve this Proposal 3, provided Proposal 1 and Proposal 2 are also approved, we will be able to issue shares of our Series A preferred stock in compliance with the NASDAQ 20% Rule and any other applicable shareholder-approval requirements under the NASDAQ Marketplace Rules.

         As a result, we would expect to accomplish the following:

         (1)      consummate  the   acquisition   and  the  other   transactions
                  contemplated by the stock and asset purchase agreement, specifically including the issuance of the shares of Tarrant Series A preferred stock, and

         (2)      maintain   compliance   with  the  California   Rule  and  all
                  applicable NASDAQ Marketplace Rules requiring shareholder approval.

VOTE REQUIRED

         Assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the special meeting are required for approval of Proposal 3. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote on the proposal at the special meeting, and in effect casting a negative vote. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF TARRANT'S ISSUANCE OF SERIES A PREFERRED STOCK REPRESENTING VOTES IN EXCESS OF 20% OF THE OUTSTANDING VOTING CAPITAL STOCK OF TARRANT AND IN EXCESS OF 20% OF TARRANT'S COMBINED VOTING POWER.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Tarrant Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. If any other matters shall properly come before the special meeting or any adjournment or postponement and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by the proxies as to any other matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of Tarrant.

                       WHERE YOU CAN FIND MORE INFORMATION

         Tarrant files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (or SEC). You may read and copy any reports, statements or other information we file in the SEC's public reference facilities at 100 F Street, N.E., Washington, D.C. 20549. Copies of all or any portion of these documents may be obtained from the SEC at prescribed rates. Information on the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site that contains reports, proxy and information statements and other information that is filed through the SEC's EDGAR System. The web site can be accessed at http://www.sec.gov.

         The SEC allows us to incorporate by reference information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference the following documents that we have previously filed with the SEC.

         (1)      Annual  Report on Form 10-K for the year  ended  December  31,
                  2005; and

         (2) Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.


         If you are a shareholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. Shareholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Tarrant at 3151 East Washington Boulevard, Los Angeles, California 90023, Telephone: (323) 780-8250. If you would like to request documents from us, please do so by March 1, 2007 to receive them before the special meeting.

         You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated February 14, 2007. You should not assume that the information contained in this proxy statement is accurate as of any date other than February 14, 2007, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

                              TARRANT APPAREL GROUP
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, a shareholder of TARRANT APPAREL GROUP, a California corporation (the "Company"), hereby nominates, constitutes and appoints Gerard Guez and Corazon Reyes, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Company, to be held on March 15, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:


A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.       To adopt the Stock and Asset Purchase Agreement dated December
                  6, 2006, by and among Tarrant  Apparel  Group,  4366883 Canada
                  Inc., a  wholly-owned  subsidiary of Tarrant,  3681441  Canada
                  Inc., Buffalo Inc., 3163946 Canada Inc., Buffalo  Corporation,
                  BFL Management Inc., as sole trustee of The Buffalo Trust and the shareholders of the target entities, the stock and asset purchase transactions and the other transactions contemplated by the purchase agreement.

                  |_| FOR             |_| AGAINST           |_| ABSTAIN

Proposal 2.       To approve the issuance of shares of Tarrant common stock, and securities exercisable for common stock, in an amount to exceed 20% of the outstanding shares of Tarrant's common stock.

                  |_| FOR             |_| AGAINST           |_| ABSTAIN

Proposal 3.       To approve the issuance of 130,000 shares of Tarrant's  Series
                  A Special Voting preferred stock, no par value, which have rights to vote a number of shares exceeding 20% of the outstanding voting stock of Tarrant.

                  |_| FOR             |_| AGAINST           |_| ABSTAIN


The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting and accompanying Proxy Statement dated February 14, 2007, relating to the Special Meeting.

                                    Dated:___________________________, 2007

                                    Signature:_____________________________

                                    Signature:_____________________________
                                    Signature(s) of Shareholder(s)
                                    (See Instructions Below)

                                    The  Signature(s)  hereon should  correspond
                                    exactly    with   the    name(s)    of   the
                                    Shareholder(s)   appearing   on  the   Share
                                    Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

         |_| Please indicate by checking this box if you anticipate attending the Special Meeting.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                    EXHIBIT A

                                                                  EXECUTION COPY


                                 STOCK AND ASSET
                               PURCHASE AGREEMENT

                                       BY

                                       AND

                                      AMONG

                              TARRANT APPAREL GROUP
                              4366883 CANADA INC.,

                               3681441 CANADA INC.
                                  BUFFALO INC.
                               3163946 CANADA INC.
                              BUFFALO CORPORATION,

                                       AND

                           BUFFALO INTERNATIONAL INC.
                               4183517 CANADA INC.
                               3979512 CANADA INC.
                                THE BUFFALO TRUST


                             DATED: DECEMBER 6, 2006

                                TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS ....................................................................................1

ARTICLE 2. DEPOSIT  ......................................................................................17
           2.1      Deposit...............................................................................17

ARTICLE 3. PURCHASE AND SALE OF SHARES................................................................... 17
           3.1      Purchase and Sale of Shares...........................................................17
           3.2      Purchase Price for Shares.............................................................18
           3.3      The Closing...........................................................................18
           3.4      Delivery of Purchase Price for Shares at the Closing..................................18
           3.5      Other Deliveries at the Closing.......................................................19
           3.6      Tax Election..........................................................................20
           3.7      Allocation of the Buffalo Inc. Purchase Price.........................................20
           3.8      Contingent Payment....................................................................20

ARTICLE 4. PURCHASE AND SALE OF ASSETS....................................................................22
           4.1      Purchase and Sale of Purchased Assets.................................................22
           4.2      Assumed Liabilities...................................................................22
           4.3      Purchase Price for Purchased Assets...................................................22
           4.4      Asset Purchase Price Allocation.......................................................24
           4.5      The Closing...........................................................................24
           4.6      Delivery of Asset Purchase Price at the Closing.......................................24
           4.7      Other Deliveries at the Closing.......................................................24
           4.8      Certain Tax Treatment.................................................................25

ARTICLE 5. REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION......................................26
           5.1      Representations and Warranties of Sellers.............................................26
           5.2      Representations and Warranties of Buyer Parties.......................................28
           5.3      Representations and Warranties of Trust...............................................32

ARTICLE 6. REPRESENTATIONS AND WARRANTIES CONCERNING ACQUIRED ENTITIES AND PURCHASED ASSETS...............33
           6.1      Entity Status.........................................................................33
           6.2      Power and Authority; Enforceability...................................................33
           6.3      No Violation..........................................................................33
           6.4      Brokers' Fees.........................................................................34
           6.5      Capitalization........................................................................34
           6.6      Records...............................................................................34
           6.7      Acquired Subsidiaries.................................................................34
           6.8      Financial Statements..................................................................35
           6.9      Subsequent Events.....................................................................35
           6.10     Liabilities...........................................................................37
           6.11     Legal Compliance......................................................................38


                                        i


           6.12     Tax Matters...........................................................................38
           6.13     Title to and Condition of Assets; Retail Stores.......................................41
           6.14     Real Property.........................................................................41
           6.15     Intellectual Property.................................................................42
           6.16     Inventory.............................................................................44
           6.17     Acquired Entity Contracts.............................................................45
           6.18     Trust Contracts.......................................................................46
           6.19     Receivables...........................................................................47
           6.20     Powers of Attorney....................................................................47
           6.21     Insurance.............................................................................48
           6.22     Litigation............................................................................49
           6.23     Product Warranty......................................................................49
           6.24     Product Liability.....................................................................49
           6.25     Labor and Employees...................................................................49
           6.26     Employee Benefits.....................................................................50
           6.27     Environmental, Health, and Safety Matters.............................................52
           6.28     Customers and Suppliers...............................................................52
           6.29     Permits...............................................................................53
           6.30     Certain Business Relationships with Acquired Entities.................................53
           6.31     Proxy Statement.......................................................................53

ARTICLE 7. PRE-CLOSING COVENANTS..........................................................................53
           7.1      General...............................................................................54
           7.2      Notices and Consents..................................................................54
           7.3      Operation of Business.................................................................54
           7.4      Preservation of Business..............................................................56
           7.5      Access to Business Information........................................................56
           7.6      Notice of Developments................................................................56
           7.7      Exclusivity...........................................................................56
           7.8      Affiliated Transactions...............................................................57
           7.9      Repayment of Certain Liabilities of Sellers and Trust.................................57
           7.10     Discharge of Certain Liabilities Payable to Sellers and Trust.........................57
           7.11     Shareholders Meeting; Proxy Statement.................................................57
           7.12     Publicity.............................................................................58
           7.13     Trademark Purchase....................................................................59
           7.14     Rights to Name........................................................................59
           7.15     Security Agreement and Intercreditor Agreement........................................59
           7.16     Discharge of Certain Security Interests of Acquired Entities..........................61
           7.17     Ancillary Agreements..................................................................61
           7.18     Tax Returns; Affidavit................................................................61

ARTICLE 8. POST-CLOSING COVENANTS.........................................................................62
           8.1      General...............................................................................62
           8.2      Litigation Support....................................................................62
           8.3      Transition............................................................................62
           8.4      Confidentiality.......................................................................62
           8.5      Release...............................................................................63


                                       ii


           8.6      Stock Certificates....................................................................64
           8.7      Board Representation..................................................................65
           8.8      Treatment of Certain Tax Matters Post-Closing.........................................65
           8.9      Restrictive Covenant..................................................................68
           8.10     Option Awards.........................................................................69

ARTICLE 9. CLOSING CONDITIONS.............................................................................69
           9.1      Conditions Precedent to Obligation of Buyer Parties...................................69
           9.2      Conditions Precedent to Obligation of Sellers and Trust...............................71

ARTICLE 10. TERMINATION...................................................................................73
           10.1     Termination of Agreement..............................................................73
           10.2     Effect of Termination.................................................................74

ARTICLE 11. INDEMNIFICATION...............................................................................75
           11.1     Survival of Representations and Warranties............................................75
           11.2     Indemnification Provisions for Parent's Benefit.......................................76
           11.3     Indemnification Provisions for Trust's and Sellers' Benefit...........................76
           11.4     Indemnification Claim Procedures......................................................77
           11.5     Limitations on Indemnification Liability..............................................78
           11.6     Set-Off Rights; Limitation on Cash Recovery; Other Matters............................79

ARTICLE 12. EARN-OUT......................................................................................80
           12.1     Earn-Out..............................................................................80
           12.2     Retirement of Earn Out................................................................81
           12.3     Certain Definitions...................................................................82
           12.4     Accounting and Other General Principles...............................................84
           12.5     Resolution of Conflicts...............................................................85
           12.6     Management of Acquired Business.......................................................86
           12.7     Contributions to Buyer................................................................88

ARTICLE 13. MISCELLANEOUS.................................................................................88
           13.1     Schedules.............................................................................88
           13.2     Entire Agreement......................................................................89
           13.3     Successors............................................................................89
           13.4     Assignments...........................................................................89
           13.5     Notices...............................................................................90
           13.6     Specific Performance..................................................................91
           13.7     Submission to Jurisdiction; Service of Process........................................91
           13.8     Time..................................................................................92
           13.9     Counterparts..........................................................................92
           13.10    Headings..............................................................................92
           13.11    Governing Law.........................................................................92
           13.12    Amendments and Waivers................................................................92
           13.13    Severability..........................................................................92
           13.14    Expenses..............................................................................93


                                       iii


           13.15    Construction..........................................................................93
           13.16    Incorporation of Exhibits, Annexes, and Schedules.....................................93
           13.17    Joint and Several Obligations.........................................................93
           13.18    Remedies..............................................................................94
           13.19    Electronic Signatures.................................................................94

NOTE REGARDING ATTACHMENTS: ALL OF THE FOLLOWING SCHEDULES, EXHIBITS AND OTHER ATTACHMENTS HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. THE REGISTRANT HEREBY AGREES TO FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED ATTACHMENT TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.


                                   ATTACHMENTS

                                    EXHIBITS

Exhibit A         --       Stockholders of each Target Companies

Exhibit B         --       Assignment and Assumption Agreement

Exhibit C         --       Bill of Sale and Assignment of Contract Rights

Exhibit D         --       Rights,   Privileges,   Restrictions  and  Conditions
                           related to the Non-Voting Exchangeable Shares

Exhibit E         --       Non-Negotiable Secured Promissory Note

Exhibit F-1       --       Employment Agreement for Gabriel Bitton

Exhibit F-2       --       Form  of   Employment   Agreement  for  other  Bitton
                           Brothers

Exhibit G         --       Term of Employment Agreements

Exhibit H         --       Exchange Right Agreement

Exhibit I         --       Form of Non-Competition Agreement

Exhibit J         --       Registration Rights Agreement

Exhibit K         --       Standstill Agreement

Exhibit L         --       Support Agreement

Exhibit M         --       Form of Trademark Purchase Agreement

Exhibit N         --       Voting Trust Agreement


                                    SCHEDULES

Schedule 4.3(b)   --       Trust Adjusted Net Revenue

Schedule 4.4      --       Asset Purchase Price Allocation

Schedule 5.1(c)   --       Notices and Consents (of Seller)

Schedule 5.1(i)   --       Assets and Liabilities

Schedule 5.2(c)   --       Notices and Consents (of Buyer)

Schedule 5.2(e)   --       Commitment with respect to Parent Common Stock

Schedule 5.2(l)   --       Litigation

Schedule 5.3 (c)  --       Notices and Consents (of Trust)

Schedule 6.1      --       Acquired Entities' Directors and Officers

Schedule 6.3      --       Notices and Consents (of Acquired Entities)

Schedule 6.5      --       Capitalization of Target Companies

Schedule 6.7      --       Acquired Subsidiaries

Schedule 6.8      --       Financial Statements

Schedule 6.9      --       Events  Out  of  the  Ordinary   Course  of  Business
                           (threshold $15,000)

                                    SCHEDULES

Schedule 6.10     --       Liabilities

Schedule 6.12(a)  --       No Waiver of Limitation for Collection of Tax

Schedule 6.12(b)  --       Tax Returns Reassessment

Schedule 6.12(e)  --       Tax Returns outside Canada

Schedule 6.12(f)  --       Tax Returns and Audits

Schedule 6.13(a)  --       Security Interest (of Acquired Entities)

Schedule 6.13(b)  --       Security Interest (of Trust)

Schedule 6.13(c)  --       Capital Expenditure since December 31, 2005)

Schedule 6.14(b)  --       Real Property (List of lease or sublease contracts
                                 of each Acquired Entity)
Schedule 6.15(b)  --       Acquired Entities' Listed Marks & Jurisdictions

Schedule 6.15(c)  --       Trust Trade Marks (Owned or Licensed)

Schedule  6.15(e) --       Acquired Entities Intellectual Property

Schedule 6.15(f)  --       Marks Restriction of Use & Infringement

Schedule 6.17     --       Acquired Entities' Contracts

Schedule 6.18     --       Assumed Liabilities of Trust

Schedule 6.20     --       Powers of Attorney

Schedule 6.21     --       Insurance

Schedule 6.22     --       Litigation

Schedule 6.23     --       Product Warranty

Schedule 6.25(a)  --       Employees

Schedule 6.25(e)  --       Bargaining Certificate

Schedule 6.26     --       Employee Benefits

Schedule 6.27     --       Environmental, Health & Safety

Schedule 6.28     --       Customers and Suppliers

Schedule 6.29     --       Permits

Schedule 6.30     --       Business Relationship

Schedule 7.8      --       Affiliated Transactions

Schedule 7.9      --       Liabilities (of Sellers and Trust)

Schedule 7.10     --       Liabilities  (payable by Acquired Entities to Sellers
                           or Trust)

Schedule 7.16     --       Securities  Interests  of  Acquired  Entities  to  be
                           Discharged

                       STOCK AND ASSET PURCHASE AGREEMENT

         This Stock and Asset Purchase Agreement (this "AGREEMENT"), dated December 6, 2006, is by and among (i) Tarrant Apparel Group, a California corporation ("PARENT"), (ii) 4366883 Canada Inc., a corporation incorporated under the CANADA BUSINESS CORPORATIONS ACT ("CBCA") ("BUYER" and, together with Parent, each a "BUYER PARTY" and collectively the "BUYER PARTIES"), (iii) 3681441 Canada Inc., a corporation incorporated under the CBCA ("368 CANADA"),
(iv) Buffalo Inc., a corporation  incorporated  under the CBCA ("BUFFALO INC."),
(v) 3163946 Canada Inc., a corporation incorporated under the CBCA ("316 CANADA"), (vi) Buffalo Corporation, a Delaware corporation ("BUFFALO US" and, together with 368 Canada, Buffalo Inc., and 316 Canada, each a "TARGET COMPANY" and collectively the "TARGET COMPANIES"), (vii) BFL Management Inc. in its capacity as the sole trustee of The Buffalo Trust ("TRUST"), and (viii) each stockholder of Target Companies set forth in EXHIBIT A (individually, "SELLER" and, collectively, "SELLERS" and, together with Target Companies and Trust, each a "SELLER PARTY" and collectively the "SELLER PARTIES").

                                    RECITALS:

         A. Sellers own all of the outstanding shares in the share capital of Target Companies, and Trust owns certain assets that are used by Target Companies in the operation of their respective businesses.

         B. Buyer Parties desire to purchase from Sellers all of the outstanding shares in the share capital of Target Companies, and Sellers desire to sell to Buyer Parties all of the outstanding shares in the share capital of Target Companies, in accordance with this Agreement's terms and conditions.

         C. Buyer Parties desire to purchase from Trust, and Trust desires to sell to Buyer Parties, certain of Trust's assets in accordance with this Agreement's terms and conditions.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein, each Buyer Party and each Seller Party agree as follows:

                                    ARTICLE 1.
                                   DEFINITIONS

         "316 CANADA" is defined in the preamble to this Agreement.

         "316 CANADA SHARES" means the issued and outstanding 100 Class "A" shares in the share capital of 316 Canada.

         "316 PURCHASE PRICE" is defined in SECTION 3.2(C).

         "368 CANADA" is defined in the preamble to this Agreement.

         "368 CANADA SHARES" means the issued and outstanding 100 Class "A" shares in the share capital of 368 Canada.

         "368 PURCHASE PRICE" is defined in SECTION 3.2(A).

         "397 CANADA" means 3979512 Canada Inc., a corporation incorporated under the CBCA and the sole stockholder of Buffalo US, and a Seller under this Agreement.

         "418 CANADA" means 4183517 Canada Inc., a corporation incorporated under the CBCA and the sole stockholder of 368 Canada and Buffalo International, and a Seller under this Agreement.

         "ACCELERATED EARN-OUT AMOUNT" is defined in SECTION 12.3.

         "ACCELERATION EVENT" is defined in SECTION 12.3.

         "ACQUIRED BUSINESS" is defined in SECTION 12.3.

         "ACQUIRED ENTITIES" means, collectively, Target Companies and Acquired Subsidiaries.

         "ACQUIRED SUBSIDIARY" means any Subsidiary listed on SCHEDULE 6.7.

         "ACTION" means any action, appeal, petition,  plea, charge,  complaint,
claim,  suit,  audit,  request,  demand,  litigation,   arbitration,  mediation,
hearing, inquiry, investigation or similar event, occurrence, or proceeding.

         "ADJUSTED EARNINGS" is defined in SECTION 12.3.

         "AFFILIATE" or "AFFILIATED" with respect to any specified Person, means a Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For this definition, "control" (and its derivatives) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting Equity Interests, as trustee or executor, by contract or credit arrangements or otherwise. In furtherance, and not in limitation, of the foregoing, each of the Bitton Brothers shall be deemed to be an Affiliate of Seller Parties and Acquired Entities.

         "AFFILIATED GROUP" means any affiliated group under Code Section 1504(a) or any similar group defined under provisions of applicable Law.

         "AGREEMENT" is defined in the preamble to this Agreement.

         "ANCILLARY AGREEMENTS" means the Buyer Notes, Security Agreement, Intercreditor Agreement, Exchange Right Agreement, Support Agreement, Standstill Agreement, Employment Agreements, Non-Competition Agreements, and Registration Rights Agreement.

         "ASSET PURCHASE PRICE" is defined in SECTION 4.3.

         "ASSET PURCHASE PRICE ADJUSTMENT" is defined in SECTION 4.3(B)(I).

         "ASSIGNMENT  AND  ASSUMPTION   AGREEMENT"   means  the  Assignment  and
Assumption Agreement in the form of EXHIBIT B.

         "ASSUMED LIABILITIES" means all unperformed or unfulfilled Liabilities of Trust under those Contracts set forth on SCHEDULE 6.18, excluding, however, any Liabilities of Trust under any such Contract arising or accruing on or before the Closing Date and, for greater certainty, excluding all and any past, present and future Tax Liability that is or may be attributable to Trust, its settlor, trustee or beneficiary.

         "BALANCE SHEET DATE" is defined in SECTION 6.8.

         "BEST EFFORTS" means the efforts, time, and costs that a prudent Person desirous of achieving a result would use, expend, or incur in similar circumstances to ensure that such result is achieved as expeditiously as possible; PROVIDED, HOWEVER, that no such use, expenditure, or incurrence will be required if it would be manifestly unreasonable from a commercial perspective to incur them.

         "BILL OF SALE" means the Bill of Sale and Assignment of Contract Rights in the form of EXHIBIT C.

         "BITTON BROTHERS" means Charles Bitton, David Bitton, Gabriel Bitton, Gilbert Bitton and Michael Bitton.

         "BREACH" means any breach, inaccuracy, failure to perform, failure to comply, failure to notify, default, or violation which would (i) permit any Person to accelerate any obligation or terminate, cancel, or modify any right or obligation, or (ii) require the payment of money or other consideration.

         "BUDGETS" is defined in SECTION 12.6(D).

         "BUFFALO INC." is defined in the preamble to this Agreement.

         "BUFFALO INC. PURCHASE PRICE" is defined in SECTION 3.2(B).

         "BUFFALO INC. SHARES" means, collectively, the issued and outstanding 100 Class "A" Common shares in the share capital of Buffalo Inc., the issued and outstanding 4,731,301 Class "E" preferred shares in the share capital of Buffalo Inc., and the issued and outstanding 1,117,184 Class "F" preferred shares in the share capital of Buffalo Inc.

         "BUFFALO INTERNATIONAL" means Buffalo International Inc., a corporation incorporated under the CBCA and the sole stockholder of Buffalo Inc., 316 Canada, and 397 Canada, and a Seller under this Agreement.

         "BUFFALO US" is defined in the preamble to this Agreement.

         "BUFFALO US PURCHASE PRICE" is defined in SECTION 3.2(D).

         "BUFFALO US SHARES" means the issued and outstanding 120 Common shares in the share capital of Buffalo US.

         "BUYER" is defined in the preamble to this Agreement.

         "BUYER COMMON SHARES" means the common shares in the share capital of Buyer.

         "BUYER EXCHANGEABLE SHARES" means the non-voting exchangeable shares in the share capital of Buyer, having substantially the rights, privileges, restrictions and conditions set forth in EXHIBIT D.

         "BUYER NOTES" means the promissory notes of Buyer in substantially the form of EXHIBIT E.

         "BUYER PARTIES" is defined in the preamble to this Agreement.

         "CALCULATION PERIOD" is defined in SECTION 12.3.

         "CANADIAN  GAAP"  means,  at any time,  generally  accepted  accounting
principles  in  Canada,   approved  by  the  Canadian   Institute  of  Chartered
Accountants and in force at such time.

         "CANADIAN PENSION PLAN" means any agreement other than a registered retirement savings plan, whether written or oral, providing for retirement benefits to any current or former employer, consultant, independent contractor or any other individual residing or located in Canada and having provided services to any Acquired Entity whether or not such agreement is formal or informal, funded or unfunded, and registered or not.

         "CBCA" is defined in the preamble to this Agreement.

         "CHANGE OF CONTROL" means any of the following: (a) Parent and Buyer (or any of their Affiliates) shall sell or transfer to any Person who is not an Affiliate of Parent all or substantially all of the assets of the Acquired
Business; (b) Buyer shall sell or transfer all or substantially all of the voting securities of the Acquired Entities to any Person who is not an Affiliate of Parent; (c) Parent (or any of its Affiliates) shall sell or transfer all or substantially all of the voting securities of Buyer to any Person who is not an Affiliate of Parent; (d) Parent shall sell or otherwise transfer all or substantially all of its assets (on a consolidated basis) or merge, consolidate or reorganize with any other corporation or entity, as a result of which less than 50% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which Parent's assets are sold or transferred or surviving such merger, consolidation or reorganization shall be held by the Persons who were holders of voting securities of Parent immediately prior to such transaction; (e) Buyer shall sell or otherwise transfer all or substantially all of its assets (on a consolidated basis) or merge, consolidate or reorganize with any other corporation or entity, as a result of which less than 50% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which Buyer's assets are sold or transferred or surviving such merger, consolidation or reorganization shall be held by the Persons who were holders of voting securities of Buyer immediately prior to such transaction; or (f) (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Bitton Brothers and any of their Affiliates and any

Affiliate of Parent as of the Closing Date, shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of more than 35% of the total voting power of the capital stock of Parent then outstanding and (ii) such "person" or "group" become, or obtain rights to become, the beneficial owners of a greater percentage of the total voting power of all the outstanding capital stock of Parent than any other person or group, including the Bitton Brothers and their Affiliates or any Affiliate of Parent as of the Closing Date.

         "CGCL" means the California General Corporation Law, as amended from time to time.

         "CLOSING" is defined in SECTION 3.3.

         "CLOSING DATE" is defined in SECTION 3.3.

         "CLOSING DATE ADJUSTED ASSET PURCHASE PRICE" is defined in SECTION 4.3(B)(II).

         "CLOSING DATE ADJUSTMENT AMOUNT" is defined in SECTION 4.3(B)(II).

         "CLOSING  TAX  RETURNS"  shall  have the  meaning  set forth in SECTION
8.8(B).

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" is defined in SECTION 7.15.

         "COMMERCIALLY REASONABLE EFFORTS" means efforts that are designed to enable a Party, directly or indirectly, to satisfy a condition to, or otherwise assist in the consummation of, the Transactions and that do not require the performing Party to expend any funds or assume Liabilities other than expenditures and Liabilities that are customary and reasonable in nature and amount in the context of the Transactions.

         "COMMITMENT" means (a) options, warrants, convertible securities, exchangeable securities, subscription rights, conversion rights, exchange rights, or other Contracts that require a Person to issue any of its Equity Interests; (b) any other securities convertible into, exchangeable or exercisable for, or representing the right to subscribe for any Equity Interest of a Person; (c) statutory pre-emptive rights or pre-emptive rights granted under a Person's Organizational Documents; and (d) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to a Person.

         "CONCLUSIVE ADJUSTMENT AMOUNT" is defined in SECTION 4.3(B)(III)(B).

         "CONFIDENTIAL   INFORMATION"  means  any  information   concerning  the
businesses and affairs of any Buyer Party or any Acquired Entity.

         "CONSENT" means any consent, approval, notification, waiver, or other similar action.

         "CONSOLIDATED BUDGET" as defined in SECTION 12.6(D).

         "CONTINGENT PAYMENT" is defined in SECTION 3.8(A).

         "CONTINGENT RIGHTHOLDER" is defined in SECTION 3.8(D).

         "CONTRACT" means any contract, agreement or commitment, whether written or oral.

         "COPYRIGHTS" means all copyrights, whether registered or unregistered, in both published works and unpublished works, and pending applications to register the same.

         "DAMAGES" means all damages, losses (including any diminution in value but excluding incidental consequential lost profits, indirect punitive or exemplary damages), Liabilities, payments, Taxes, amounts paid in settlement, obligations, fines, penalties, interest, expenses, costs associated with obtaining injunctive relief, and other costs, including reasonable fees and expenses of attorneys, accountants and other professional advisors, and of expert witnesses and other costs of investigation, preparation, and litigation in connection with any Action or threatened Action.

         "DEFERRED INTERCOMPANY TRANSACTIONS" is defined in Treas. Reg. Section 1.1502-13.

         "DEPOSIT" is defined in SECTION 2.1.

         "DISPUTED AMOUNT" as defined in SECTION 12.5.

         "DRAFT LEGISLATION" as defined in SECTION 8.9.

         "EARN-OUT AMOUNT" is defined in SECTION 12.3.

         "EARN-OUT SHARE" is defined in SECTION 12.3.

         "EMPLOYEE AGREEMENT" means each management, employment, severance, change of control, consulting, or similar Contract between any Acquired Entity and any employee, consultant, independent contractor, or other individuals providing services thereto pursuant to which any Acquired Entity has or may have any Liability.

         "EMPLOYEE BENEFIT PLAN" means each plan, program, policy, payroll practice, contract, agreement (including Employee Agreements), or other arrangement providing for compensation, notice, severance, termination pay, change of control awards, performance awards, stock or stock related awards, insurance coverage, fringe benefits, registered retirement savings plan, or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, including each "employee benefit plan," within the meaning of Section 3(3) of ERISA and each "Multiemployer Plan" within the meaning of Sections 3(37) or 4001(a)(3) of ERISA.

         "EMPLOYEE PENSION BENEFIT PLAN" is defined in ERISA Section 3(2).

         "EMPLOYEE WELFARE BENEFIT PLAN" is defined in ERISA Section 3(1).

         "EMPLOYMENT AGREEMENTS" means the employment agreements together with non-qualified stock option agreements to be entered into as of the Closing Date between Buyer, on the one hand, and each of the Bitton Brothers, on the other hand, substantially in the form of

EXHIBIT F-1 with respect to Gabriel Bitton and EXHIBIT F-2 with respect to each other Bitton Brother, and completed for each other Bitton Brother with the terms on EXHIBIT G, setting forth the terms of employment of such Person by Buyer following the Closing.

         "ENCUMBRANCE" means any Order, Security Interest, easement, servitude, right of first refusal, or restriction on voting, transfer, or receipt of income, other than restrictions under federal and state securities laws and regulations.

         "ENFORCEABLE" - a Contract is "Enforceable" if it is the legal, valid, and binding obligation of the applicable Person enforceable against such Person in accordance with its terms, except as such enforceability may be subject to
(i) the effects of bankruptcy, winding-up, insolvency, arrangement, reorganization, moratorium, or other Laws relating to or affecting the rights of creditors, (ii) the discretion that a court may exercise in the granting of extraordinary remedies such as specific performance and injunction, (iii) general principles of equity, (iv) general principles of public policy with respect to specific provisions that violate such public policy, and (v) the legal capacity of natural persons or the corporate or other power of each Person not a natural person, or lack thereof, other than the parties to this Agreement and their respective Affiliates.

         "ENVIRONMENTAL, HEALTH, AND SAFETY REQUIREMENTS" means all Orders and Laws concerning or relating to public health and safety, worker/occupational health and safety, and pollution or protection of the environment, including those relating to the presence, use, manufacturing, refining, production, generation, handling, transportation, treatment, recycling, transfer, storage, disposal, distribution, importing, labeling, testing, processing, discharge, release, threatened release, control, or other action or failure to act involving cleanup of any hazardous materials, substances or wastes, chemical substances, or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, or radiation, each as amended and as now or hereafter in effect and in effect at Closing.

         "EQUITY INTEREST" means (a) with respect to a corporation, any and all shares of capital stock and any Commitments with respect thereto, (b) with respect to a partnership, limited liability company, trust, or similar Person, any and all units, interests, or other partnership/limited liability company interests, and any Commitments with respect thereto, and (c) any other direct or indirect equity ownership or participation in a Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" means each business or entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with any Acquired Entity within the meaning of Sections 414(b),
(c) or (m) of the Code, or required to be aggregated with any Acquired Entity under Section 414(o) of the Code, or is under "common control" with any Acquired Entity, within the meaning of Section 4001(a)(14) of ERISA.

         "EXCESS LOSS ACCOUNT" is defined in Treas. Reg. Section 1.1502-19.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE RATE" means, for the purpose of translating an amount denominated in a currency other than United States Dollars into United States Dollars as of a specified date, the closing mid-range rate for exchanges between the relevant currency and United States Dollars on the Business Day for which that rate is so quoted in the Wall Street Journal immediately prior to such specified date (and, if relevant, the 1-month forward rate shall be used).

         "EXCHANGE RIGHT AGREEMENT" means the agreement to be entered into as of the Closing Date among Parent, Buyer and Sellers, substantially in the form of EXHIBIT H.

         "EXPIRATION DATE" means March 31, 2007.

         "FIDUCIARY" is defined in ERISA Section 3(21).

         "FINAL ASSET PURCHASE PRICE" is defined in SECTION 4.3(B)(III)(C).

         "FINANCIAL STATEMENTS" is defined in SECTION 6.8.

         "FUTURE PAYMENTS" means any amounts payable in respect of the Buyer Notes, the Earn-Out Payments and the Contingent Payment.

         "GMAC CF" means GMAC Commercial Finance LLC.

         "GOVERNMENTAL BODY" means any legislature, government, agency, board, bureau, branch, department, division, subdivision of any kind whatsoever, commission, court, tribunal, magistrate, judicial, regulatory, administrative, justice, multi-national organization, quasi-governmental body, or other similar recognized organization or body of any federal, provincial, state, county, municipal, local, or foreign government or other similar recognized organization or body exercising, or purporting to exercise, similar powers or authority.

         "GUGGENHEIM" means Guggenheim Corporate Funding, LLC.

         "INDEMNIFICATION CLAIM" is defined in SECTION 11.4(A).

         "INDEMNIFIED PARTIES" means, individually and as a group, the Parent Indemnified Parties and the Seller Indemnified Parties.

         "INDEMNITOR" means any Party having any Liability to any Indemnified Party under this Agreement.

         "INTELLECTUAL PROPERTY" means any rights, licenses, and other claims that any Person may have to claim ownership, authorship, or invention, or the right to use, to object to or prevent the modification of, to withdraw from circulation, or to control the publication or distribution of, any Marks, Patents, Copyrights, Trade Secrets, Software or other intellectual property or proprietary rights.

         "INTERCREDITOR AGREEMENT" is defined in SECTION 7.15.

         "INTERIM FINANCIAL STATEMENTS" is defined in SECTION 6.8.

         "JURISDICTIONS" is defined in SECTION 6.15(B).

         "KEY EMPLOYEES" is defined in SECTION 6.25(C).

         "KNOWLEDGE" means the knowledge of a Person's officers and directors as of the date hereof and the Closing Date after due investigation. With respect to particular areas of interest, "Knowledge" includes the knowledge of such Person's employees or of an employee of an Affiliate of such Person, charged with responsibility for a particular functional or regional area of such Person's operations (E.G., an employee directing the environmental section with respect to knowledge of environmental matters or a regional manager). In furtherance, and not in limitation, of the forgoing, each Seller Party shall be deemed to have Knowledge of all matters of which any Acquired Subsidiary has Knowledge.

         "LAW" means any law (statutory, common, or otherwise), statute, constitution, treaty, convention, ordinance, code, rule, regulation, executive order, by-law, or other similar authority enacted, adopted or promulgated by any Governmental Body and having the force of law, each as amended and now and hereinafter in effect.

         "LIABILITY" or "LIABLE" means any liability or obligation, whether absolute or contingent, matured or unmatured, conditional or unconditional, accrued or unaccrued, liquidated or unliquidated, or due or to become due.

         "LISTED MARK" is defined in SECTION 6.15(B).

         "MARKS" means all fictitious business names, trademarks, service marks, brand names, trade dress, logos, domain names, trade names and corporate names, whether or not registered, including all common law rights, and registrations and applications for registration thereof throughout the world, and all rights therein provided by international treaties or conventions.

         "MATERIAL ADVERSE CHANGE (OR EFFECT)" means any change (or effect) that is materially adverse to the business, operations, condition (financial or otherwise), assets, or liabilities of Acquired Entities taken as a whole; PROVIDED, HOWEVER, that a Material Adverse Change (or Effect) shall not include any adverse change or effect (i) resulting from any change in general economic or market conditions, including, without limitation, any change in general economic or market conditions due to any act of war, terrorism or threat, (ii) which negatively affects the wholesale or retail apparel industries generally, unless the change or effect with respect to either clause (i) or (ii) disproportionately affects Acquired Entities, (iii) resulting from the execution and performance of or compliance with this Agreement, (iv) resulting from the announcement of this Agreement and the transactions contemplated hereby (including, without limitation, any (x) actions by customers or competitors or (y) loss of personnel or customers, or (v) resulting from any outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or the occurrence of any acts of terrorism; PROVIDED, HOWEVER, that, with respect to ARTICLE 9 and ARTICLE 10 only, "MATERIAL ADVERSE CHANGE (OR EFFECT)" means any materially adverse event, series of events or the lack of occurrence thereof which, singularly or in the aggregate, (a) if capable of being reduced to a dollar amount, would be valued at an amount at least equal to $1,500,000, or (b) if not capable of being reduced to a dollar amount, would be expected to cause a third-party purchaser, acting reasonably, to refuse to complete the Transactions on the terms set forth in this Agreement.

         "MINIMUM SHARE PRICE" is defined in SECTION 3.8(D).

         "MOST RECENT YEAR END" is defined in SECTION 6.8.

         "MULTIEMPLOYER PLAN" is defined in ERISA Section 3(37).

         "NON-COMPETITION AGREEMENTS" means the agreements to be entered into as of the Closing Date between Parent, on the one hand, and each of the Bitton Brothers, on the other hand, substantially in the form of EXHIBIT I, whereby each of the Bitton Brothers will agree, for a term ending on the later of three years from the Closing Date and one year from termination of employment with Parent or any of its Affiliates, not to engage in any business related to the sale of apparel products in Canada or the United States in competition with Parent or its Affiliates.

         "ORDER" means any order, ruling, decision, verdict, decree, writ, subpoena, award, judgment, injunction, or other similar determination or finding by, before, or under the supervision of any Governmental Body or arbitrator.

         "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity, quality, and frequency) of the relevant Person and its Subsidiaries.

         "ORGANIZATIONAL   DOCUMENTS"  means  the  articles  of   incorporation,
certificate of incorporation, charter, bylaws, articles of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, declaration of trust, and all other similar documents, instruments, Contracts, or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

         "PARENT" is defined in the preamble to this Agreement.

         "PARENT BOARD" as defined in SECTION 12.6(A).

         "PARENT COMMON STOCK" means the common stock, no par value, of Parent.

         "PARENT CONTRIBUTION" is defined in SECTION 12.7.

         "PARENT CONTRIBUTION AMOUNT" is defined in SECTION 12.7.

         "PARENT FINANCIAL STATEMENTS" is defined in SECTION 5.2(F).

         "PARENT INDEMNIFIED PARTIES" means each Seller and Trust, and its officers, directors, managers, employees, agents, representatives, controlling Persons, stockholders, trustees, beneficiaries, and their Affiliates.

         "PARENT MATERIAL ADVERSE CHANGE (OR EFFECT)" means any change (or effect) that is materially adverse to the business, operations, condition (financial or otherwise), assets, or liabilities of Parent taken as a whole; PROVIDED, HOWEVER, that a Parent Material Adverse Change (or Effect) shall not include any adverse change or effect (i) resulting from any change in general economic or market conditions, including, without limitation, any change in general economic or market conditions due to any act of war, terrorism or threat, or (ii) which negatively affects the wholesale or retail apparel industries generally, unless the change or effect with respect to either clause (i) or (ii) disproportionately affects Parent, (iii) resulting from the execution and performance of or compliance with this Agreement, (iv) resulting from the announcement of this Agreement and the transactions contemplated hereby (including, without limitation, any (x) actions by customers or competitors or (y) loss of personnel or customers or, (v) resulting from any outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or the occurrence of any acts of terrorism; PROVIDED, HOWEVER, that, with respect to ARTICLE 9 and ARTICLE 10 only, "PARENT MATERIAL ADVERSE CHANGE (OR EFFECT)" means any materially adverse event, series of events or the lack of occurrence thereof which, singularly or in the aggregate, (a) if capable of being reduced to a dollar amount, would be valued at an amount at least equal to $1,500,000, or (b) if not capable of being reduced to a dollar amount, would be expected to cause a third-party purchaser, acting reasonably, to refuse to complete the Transactions on the terms set forth in this Agreement.

         "PARENT SEC DOCUMENTS" is defined in SECTION 5.2(F).

         "PARENT SHARE VALUE" is defined in SECTION 3.8(D).

         "PARENT SHARES" is defined in SECTION 3.5(C).

         "PARENT SPECIAL VOTING SHARES" means 130,000 shares of Series A Special Voting Preferred Stock of Parent issued in its own series which entitles the holder of record to 100 votes per share at meetings of holders of Parent Common Stock, which shares are to be issued to, deposited with, and voted by, the Voting Trustee in accordance with the Voting Trust Agreement.

         "PARTIES" means, collectively, Buyer Parties and Seller Parties, and each permitted assignee, if any, of any Buyer Party that becomes a party to this Agreement in accordance with the terms hereof.

         "PATENTS" means all patents and patent applications.

         "PAYMENT DEFAULT" is defined in SECTION 7.15.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERFORMANCE SUMMARY" is defined in SECTION 12.6(E).

         "PERMIT" means any permit, license, certificate, approval, consent, waiver, accreditation, or other similar authorization required by any Law or Governmental Body.

         "PERSON" means any individual, partnership, limited liability company, unlimited liability company, corporation, association, joint stock company, trust, entity, joint venture, labor organization, unincorporated organization, Governmental Body, or other business entity.

         "PERSONAL INDICIA" is defined in SECTION 7.14.

         "POST-CLOSING ESTIMATED ADJUSTMENT AMOUNT" is defined in SECTION 4.3(B)(III)(A).

         "PRIVATE ISSUER" means a Person:

         (a) that is not a "reporting issuer" within the meaning of the SECURITIES ACT (Quebec) as of the date of this Agreement or an "investment fund" within the meaning of Regulation 45-106 as of the date of this Agreement;

         (b) the securities (other than non-convertible debt securities) of which:

                  (i) are subject to restrictions on transfer contained in that Person's constating documents or in agreements to which its security holders are parties; and

                  (ii) are beneficially owned, directly or indirectly, by not more than 50 holders (not including employees and former employees of the Person or any Affiliate of the Person), provided that each holder is counted as one beneficial owner unless the holder is created or used solely to purchase or hold securities of that Person in which case each beneficial owner or each beneficiary of the holder, as the case may be, shall be counted as a separate beneficial owner; and

         (c) that has distributed, within the meaning of Law, securities only to persons described in section 2.4(2) of Regulation 45-106.

         "PROHIBITED  TRANSACTIONS"  is  defined in ERISA  Section  406 and Code
Section 4975.

         "PRIORITY COLLATERAL" is defined in SECTION 7.15.

         "PROPOSED EARN-OUT AMOUNT" as defined in SECTION 12.1(B).

         "PROXY STATEMENT" is defined in SECTION 7.11(B).

         "PURCHASED  ASSETS" means (i) all cash and cash  equivalents  of Trust,
(ii) the Related Party Receivables, and (iii) all of the right, title and interest that Trust possesses and has the right to transfer in and to Intellectual Property, including, without limitation, Trust Marks set forth on
SCHEDULE 6.15(C), the Contracts set forth on SCHEDULE 6.18, all Contracts with respect to the Trust Marks entered into after the date of this Agreement and before the Closing, and in respect of all such Intellectual Property: (a) goodwill associated therewith, Contracts (including licenses and sublicenses granted and obtained) with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions; (b) claims, deposits, prepayments, advances (including payments of royalties or other obligations to Trust prior to, and not recouped or earned as of, the Closing), refunds, causes of action, chooses in action, rights of recovery, rights of set off, and rights of recoupment; and (c) books, records, ledgers, files, documents, correspondence, lists, drawings, creative materials, advertising and promotional materials, and other printed or written materials.

         "REALLOCATION" as defined in SECTION 8.9.

         "RECEIVABLES" means all receivables of Acquired Entities, including all Contracts in transit, manufacturers warranty receivables, notes receivable, accounts receivable, trade account receivables, and insurance proceeds receivable.

         "REGISTRATION RIGHTS AGREEMENT" means a registration rights contract, substantially in the form of EXHIBIT J, providing for registration under the Securities Act of the resale of the Parent Common Stock by the holders thereof after the Closing.

         "REGULATION 45-106" means Regulation 45-106 respecting prospectus and registration exemptions (Quebec).

         "RELATED PARTY RECEIVABLES" means the loans receivable of Trust payable by Buffalo Inc. (CAD $1,117,535), Buffalo de France Corp ($2,872,000), and 368 Canada (CAD $188,624) as described more fully on SCHEDULE 7.10.

         "RELEASEE" and "RELEASEES" is defined in SECTION 8.5.

         "REQUISITE VOTE" is defined in SECTION 5.2(H).

         "RESTRICTED AREAS" is defined in SECTION 7.14.

         "RETAIL BUDGET" as defined in SECTION 12.6(D).

         "REVISED BUDGET" as defined in SECTION 12.6(E).

         "SCHEDULES" means the Schedules to this Agreement.

         "SEC" means the U.S. Securities and Exchange Commission.

         "SECRETARY'S CERTIFICATE" of a specified Person means a certificate, duly executed on behalf of such Person by its Secretary, attaching and certifying to the truth and correctness of: (a) the Organizational Documents of such Person, as in effect at the time of the Closing; (b) a good standing certificate with respect to such Person from the applicable authority in the jurisdiction of such Person's organization, dated a recent date before the Closing; (c) the resolutions approved by the board of directors or similar governing body of such Person authorizing the Transaction and the Transaction Documents; (d) the resolutions, if required, of such Person's equity holders approving the Transaction and the Transaction Documents; and (e) the incumbency of such Person's officers who are authorized to execute, deliver and perform Transaction Documents and any other agreements, instruments, certificate or other documents required to be executed by it in connection therewith.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY AGREEMENT" is defined in SECTION 7.15.

         "SECURITY INTEREST" means any security interest, deed of trust, hypothec, mortgage, pledge, lien, charge, claim, or other similar interest or right, except for (i) liens for taxes, assessments, governmental charges, or claims that are being contested in good faith by appropriate Actions promptly instituted and diligently conducted and only to the extent that a reserve or other appropriate provision, if any, has been made on the face of the Financial Statements in an amount equal to the Liability for which the lien is asserted,
(ii) statutory liens of landlords and warehousemen's, carriers', mechanics', suppliers', materialmen's, repairmen's, or other like liens (including Contractual landlords' liens) arising in the Ordinary Course of Business and with respect to amounts not yet delinquent, or with respect to amounts being contested in good faith by appropriate proceedings, only to the extent that a reserve or other appropriate provision, if any, has been made on the face of the Financial Statements in an amount equal to the Liability for which the lien is asserted; and (iii) liens incurred or deposits made in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other similar types of social security.

         "SELLER" and "SELLERS" are defined in the preamble to this Agreement.

         "SELLER DOCUMENTS" is defined in SECTION 7.15.

         "SELLER INDEMNIFIED PARTIES" means (a) Buyer Parties, and their respective Affiliates, officers, directors, managers, employees, agents, representatives, controlling Persons, and stockholders, and (b) each Acquired Entity.

         "SELLER OBLIGATIONS" is defined in SECTION 7.15.

         "SELLER PARTIES" is defined in the preamble to this Agreement.

         "SELLER PRIORITY COLLATERAL" is defined in SECTION 7.15.

         "SELLER RELEASEE" and "SELLER RELEASEES" are defined in SECTION 8.5(B).

         "SENIOR OBLIGATIONS" is defined in SECTION 7.15.

         "SENIOR OFFICER" as defined in SECTION 12.6(A).

         "SHAREHOLDER APPROVAL" means approval of this Agreement, the Ancillary Agreements, and the Transactions, including, without limitation, the issuance and sale of the Parent Shares, by the Requisite Vote obtained in compliance with applicable Law.

         "SHARES" means, collectively, the 368 Shares, the Buffalo Inc. Shares, the 316 Shares and the Buffalo US Shares.

         "SHORTFALL" is defined in SECTION 12.3.

         "SOFTWARE" means computer software or middleware.

         "SPECIAL MEETING" is defined in SECTION 7.11(A).

         "STANDSTILL AGREEMENT" means the Standstill and Voting Agreement in the form of EXHIBIT K.

         "SUBSIDIARY" means, with respect to any Person: (a) any corporation of which more than 50% of the total voting power of all classes of the Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors is owned by such Person directly or through one or more other Subsidiaries of such Person, and (b) any Person other than a corporation of which at least a majority of the Equity Interests (however designated) entitled (without regard to the occurrence of any contingency) to vote in the election of the governing body, partners, managers or others that will control the management of such entity is owned by such Person directly or through one or more other Subsidiaries of such Person.

         "SUPPORT AGREEMENT" means the agreement to be entered into as of the Closing Date among Parent and Buyer substantially in the form of EXHIBIT L pursuant to which such parties agree to take certain actions so long as there are any Buyer Exchangeable Shares outstanding.

         "SURPLUS" is defined in SECTION 12.3.

         "TARGET" is defined in SECTION 12.3.

         "TARGET COMPANIES" is defined in the preamble to this Agreement.

         "TAX" or "TAXES" means all taxes, charges, duties, fees, levies, imposts, and any other charges of any kind lawfully levied, assessed, reassessed, charged, collected, withheld or imposed in any manner by any Governmental Body under any applicable Law, including:

         (a)      federal,  provincial,  municipal  and local,  foreign or other income, franchise, profits, capital (including large corporations), capital gains, alternative, net worth, gross receipts, immovable or real property, movable or personal property, tangible, withholding, payroll, employment-related, health, safety, severance, transfer, registration, sales, value added, goods and services, harmonized sales, license, stamp, use, excise, occupation, consumption, anti-dumping, customs, import, AD VALOREM, countervail duties, Canada pension plan contributions, Quebec pension plan contributions, unemployment and employment insurance payments, social security, provincial workers' compensation payments, and value added taxes and all other taxes, contributions, duties and charges of any kind whatsoever for which any corporation of Acquired Entities may have any liability imposed by any Governmental Body, together with any installments with respect thereto, whether disputed or not; and

         (b) interest, fines, penalties and additions associated therewith imposed by any Governmental Body, whether disputed or not.

         "TAX PROCEEDING" is defined in SECTION 8.8(E).

         "TAX RETURN" means all reports, declarations, remittances, returns, claims, elections, statements, designations, forms, and other documents and information filed or required to be filed in respect of Taxes or in respect of or pursuant to any domestic or foreign federal, provincial, state, municipal, territorial, or other taxing statute, including any schedule or attachment thereto and any amendment thereof.

         "TERMINATION DATE" means the earlier to occur of (a) the Expiration Date and (b) the date on which this Agreement is terminated pursuant to SECTION
10.1 (other than SECTION 10.1(B)).

         "TERMINATION FEE" is defined in SECTION 10.2(F).

         "TRADEMARK  PURCHASE"  means the  acquisition by Trust of rights in the
Trust  Marks  pursuant  to  and  in  accordance  with  the  Trademark   Purchase
Agreements.

         "TRADEMARK PURCHASE AGREEMENTS" means the series of agreements providing for the sale and transfer by Sarafina Invest Limited and Hurstwood Limited of their respective interests in the Trust Marks to Beldene Limited, and the subsequent sale and transfer of such acquired interests in the Trust Marks by Beldene Limited to Trust, substantially in the form of EXHIBIT M.

         "TRADE SECRETS" means all know-how, trade secrets and confidential information, including customer lists, supplier lists, technical information, data, process technology, plans, drawings, designs, inventions, and conceptions of inventions whether patentable or unpatentable and whether or not reduced to practice.

         "TRADING DAY" is defined in SECTION 3.8(D).

         "TRADING MARKET" is defined in SECTION 3.8(D).

         "TRANSACTION   DOCUMENTS"   means  this  Agreement  and  the  Ancillary
Agreements.

         "TRANSACTIONS" means all of the transactions contemplated by this Agreement, including: (a) the sale of the Shares by Sellers to Buyer Parties and Buyer Parties' delivery of the purchase price therefor; (b) the sale of the Assets by Trust to Buyer Parties and Buyer Parties' delivery of the purchase price therefore; (c) the execution, delivery, and performance of all of the documents, instruments, and agreements to be executed, delivered, and performed in connection herewith, including each Ancillary Agreement; and (d) the performance by the Parties of their respective covenants and obligations (pre- and post-Closing) under this Agreement.

         "TREAS. REG." means the temporary and final regulations promulgated under the Code.

         "TRUST" is defined in the preamble to this Agreement.

         "TRUST ADJUSTED NET REVENUE" is defined in SECTION 4.3(B)(I).

         "TRUSTEE" is defined in SECTION 5.3(A).

         "TRUST MARK" is defined in SECTION 6.15(C).

         "US GAAP" means, at any time, United States generally accepted accounting principles in force at such time.

         "VOTING TRUST AGREEMENT" means an agreement with respect to voting by the Voting Trustee of the Parent Special Voting Shares substantially in the form of EXHIBIT N.

         "VOTING TRUSTEE" means Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, or such other trust company incorporated under the laws of Canada reasonably acceptable to Parent and Sellers.

                                    ARTICLE 2.
                                     DEPOSIT
2.1      DEPOSIT

         Upon the execution of this Agreement, Parent shall pay to Buffalo International, the amount of $5,000,000 as a deposit (the "DEPOSIT"), to be held by Buffalo International and applied as follows:

         (a) If the Closing occurs, the Deposit shall be retained by Buffalo International and applied to the Buffalo Inc. Purchase Price, and the cash portion of the Buffalo Inc. Purchase Price payable by Buyer at the Closing shall be reduced by the amount of the Deposit.

         (b) If this Agreement is terminated by Sellers or Parent, as the case may be, in accordance with SECTIONS 10.1(B), 10.1(D), or 10.1(E) then, as Sellers Parties' sole and exclusive remedy and as liquidated damages, the Deposit shall be retained by Buffalo International.

         (c) If this Agreement is terminated by Sellers or Parent, as the case may be, in accordance with SECTIONS 10.1(A), 10.1(C), or 10.1(F), the Deposit less, in the case of termination pursuant to SECTION 10.1(F) only, the Termination Fee, shall be refunded by Buffalo International to Buyer promptly following such termination.

                                   ARTICLE 3.
                           PURCHASE AND SALE OF SHARES

3.1      PURCHASE AND SALE OF SHARES

         (a) On and subject to the terms and conditions of this Agreement, Parent agrees to cause Buyer to purchase from 418 Canada, and 418 Canada agrees to sell to Buyer, all of the 368 Canada Shares for the consideration specified in SECTION 3.2 and delivered in the manner specified in SECTION 3.4.

         (b) On and subject to the terms and conditions of this Agreement, Parent agrees to cause Buyer to purchase from Buffalo International, and Buffalo International agrees to sell to Buyer, all of the Buffalo Inc. Shares and the 316 Shares for the consideration specified in SECTION 3.2 and delivered in the manner specified in SECTION 3.4.

         (c) On and subject to the terms and conditions of this Agreement, Parent agrees to purchase from 397 Canada, and 397 Canada agrees to sell to Parent, all of the Buffalo US Shares for the consideration specified in SECTION 3.2 and delivered in the manner specified in SECTION 3.4.

3.2      PURCHASE PRICE FOR SHARES

         (a) The purchase price for the 368 Canada Shares (the "368 PURCHASE PRICE") consists of: (i) 1,000,000 Buyer Exchangeable Share; and (ii) a right to receive the Contingent Payment described in SECTION 3.8 which the Parties agree currently has a nominal value.

         (b) The purchase price for the Buffalo Inc. Shares (the "BUFFALO INC. PURCHASE PRICE") consists of: (i) 3,000,000 Buyer Exchangeable Shares; (ii) balance of portion of Buffalo Inc. Purchase Price of $11,000,000 evidenced by Buyer Notes (iii) a right to receive the Contingent Payment described in SECTION
                  3.8 which the Parties agree currently has a nominal value; and
                  (iv) any portion of the Earn Out Amount payable to Buffalo International by virtue of ARTICLE 12.

         (c) The purchase price for the 316 Canada Shares (the "316 PURCHASE PRICE") consists of: (i) 9,000,000 Buyer Exchangeable Shares; (ii) a right to receive the Contingent Payment described in SECTION 3.8 which the Parties agree currently has a nominal value; and (iii) any portion of the Earn Out Amount payable to Buffalo International by virtue of ARTICLE 12.

         (d) The purchase price for the Buffalo US Shares (the "BUFFALO US PURCHASE PRICE") consists of: (i) $17,000,000 in cash; and
                  (ii) any portion of the Earn Out Amount payable to 397 Canada by virtue of ARTICLE 12.

3.3      THE CLOSING

         The closing of the purchase and sale of the Shares (the "CLOSING") shall take place at the offices of Blake, Cassels & Graydon LLP, Suite 2200, 600 de Maisonneuve Boulevard West, Montreal, Quebec H3A 3J2, commencing at 9:00 a.m., local time, on the second (2nd) business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the purchase and sale of the Shares and Assets (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as Buyer Parties, Sellers and Trust may mutually determine (the "CLOSING DATE").

3.4      DELIVERY OF PURCHASE PRICE FOR SHARES AT THE CLOSING

         (a) Parent shall cause Buyer to deliver the 368 Purchase Price at the Closing by delivering to 418 Canada, stock certificates representing 1,000,000 Buyer Exchangeable Shares.

         (b) Parent shall cause Buyer to deliver the Buffalo Inc. Purchase Price at the Closing as follows: (i) to Buffalo International, stock certificates representing 3,000,000

                  Buyer Exchangeable Shares; and (ii) to Buffalo International, $11,000,000 in principal amount of Buyer Notes.

         (c) Parent shall cause Buyer to deliver the 316 Purchase Price at the Closing by delivering to Buffalo International, stock certificates representing 9,000,000 Buyer Exchangeable Shares.

         (d) Parent shall deliver the Buffalo US Purchase Price at the Closing, by delivering to 397 Canada, $17,000,000 in cash via Fedwire transfer.

3.5      OTHER DELIVERIES AT THE CLOSING

         (a)      At the Closing,  Sellers  shall  deliver to  applicable  Buyer
                  Party:

                  (i) Certificates representing the Shares, duly endorsed or accompanied by duly executed stock powers in favor of Buyer or Parent, as the case may be, or their nominee in form acceptable to applicable Buyer Party;

                  (ii) An Officers' certificate, in form and substance reasonably satisfactory to Parent, duly executed on Sellers' behalf, certifying as to whether each condition specified in SECTIONS 9.1(A) through (d) has been satisfied in all respects;

                  (iii) A Secretary's Certificate, in form and substance reasonably satisfactory to Parent, duly executed on Sellers' behalf;

                  (iv) The resignation, effective as of the Closing, of each Acquired Entity's directors and officers requested by Parent; and

                  (v) Each Seller's counterpart signatures to each of the Transaction Documents to which it is a party, and each Bitton Brother's counterpart signature to each of the Transaction Documents to which such Bitton Brother is a party.

         (b)      At the Closing, Parent shall deliver to Sellers:

                  (i) An Officers' certificate, in form and substance reasonably satisfactory to Sellers, duly executed on Parent's behalf, certifying as to whether each condition specified in SECTIONS 9.2(A) and 9.2(D) has been satisfied in all respects;

                  (ii) A Secretary's Certificate, in form and substance reasonably satisfactory to Sellers, duly executed on Parent's behalf; and

                  (iii) Each Buyer Party's counterpart signatures to each of the Transaction Documents to which it is a party.

         (c) At the Closing, Parent shall deliver to Voting Trustee, the Parent Special Voting Shares to be held in accordance with the Voting Trust Agreement.

3.6      TAX ELECTION

         Buyer agrees that, at the request of a Seller who has received Buyer Exchangeable Shares on Closing and who is a resident of Canada for purposes of the INCOME TAX ACT (Canada), Buyer will make a joint election with such Seller with respect to the Shares sold to Buyer by such Seller under this Agreement under Subsection 85(1) of the INCOME TAX ACT (Canada) and the corresponding provisions of any applicable provincial income tax statute, with such "agreed amount" as is determined by such Seller in its sole discretion (within the limits under applicable Law). Such Seller shall have sole responsibility for the timely and proper filing of the elections with the relevant tax authorities. The sole obligation of Buyer shall be to provide any information reasonably requested by the Seller for the election form(s) concerning Buyer, and to execute and return to such Seller within ten (10) days of receipt such election form(s) which are received by Buyer at the address set forth in this Agreement not later than one hundred twenty (120) days following the Closing Date.

3.7      ALLOCATION OF THE BUFFALO INC. PURCHASE PRICE

         The Buffalo Inc. Purchase Price shall be allocated as follows among the Buffalo Inc. Shares:

         (a) For the 4,731,301 Class "E" preferred shares, and amount in US Dollars that is the equivalent of 4,731,301 Canadian Dollars at the Exchange Rate as of the Closing Date;

         (b) For the 1,117,184 Class "F" preferred shares, and amount in US Dollars that is the equivalent of 1,117,184 Canadian Dollars at the Exchange Rate as of the Closing Date; and

         (c) For the 100 Class "A" Common shares, the remaining balance of the Buffalo Inc. Purchase Price.

3.8      CONTINGENT PAYMENT

         (a)      Upon the terms and subject to the conditions set forth in this
                  SECTION 3.8, the Contingent Rightholder shall have the right to receive from Buyer an amount equal to any additional payment (the "CONTINGENT PAYMENT") required to be made pursuant to this Section and Parent agrees to cause Buyer to pay such Contingent Payment.

         (b) The Contingent Payment, if any, to be made by Buyer to the Contingent Rightholder shall be determined for each Parent Share on the basis of the market price per share of Parent Common Stock during the five year period following the Closing, as follows:

                  (i) With respect to each Parent Share, Parent shall cause Buyer to pay to the Contingent Rightholder an amount equal to the excess of (i) the Minimum Share Price over (ii) the Parent Share Value, unless the Parent Share Value for such Parent Share equals or exceeds the Minimum Share Price at any time on or before the fifth anniversary of the Closing Date. For example, if the Parent Share

                           Value is $2.80, then Parent shall cause Buyer to pay to the Contingent Rightholder an amount equal to $0.276 for each Parent Share. As a further example, if the Parent Share Value is $3.15, then Parent shall have no obligation to pay the Contingent Payment.

                  (ii) The Contingent Payment shall be payable by Buyer no sooner than five (5) days and no later than thirty
                           (30) days following the fifth anniversary of the Closing Date in cash via Fedwire transfer pursuant to instructions provided by the Contingent Rightholder.

         (c) Each Seller receiving Buyer Exchangeable Shares at Closing, and each subsequent Contingent Rightholder, shall have the right to transfer the right to receive the Contingent Payment either together with, or separate from, the Parent Shares with respect to which such Contingent Payment relates. Any Contingent Rightholder that desires to transfer its right to receive the Contingent Payment shall first deliver to Buyer a copy of an assignment agreement.

         (d) For purposes of this SECTION 3.8, the following terms shall have the following meanings:

         "CONTINGENT RIGHTHOLDER" means any Person that has the right to receive a Contingent Payment in respect of a Parent Share. The initial Contingent Rightholder for all of the Parent Shares shall be Sellers receiving Buyer Exchangeable Shares at Closing, and thereafter shall include any Person to whom such Seller or any subsequent Contingent Rightholder transfers a right to receive a Contingent Payment in accordance with this SECTION 3.8.

         "MINIMUM SHARE PRICE" means $3.076 per share of Parent Common Stock (as adjusted for stock splits, reverse stock splits, and similar transactions after the date of this Agreement which affect the price of Parent Common Stock).

         "PARENT SHARE VALUE" means the highest volume weighted average price per share of the Parent Common Stock (a reported by Bloomberg Financial Markets) on the Trading Market over ten (10) consecutive Trading Days during the five years following the Closing Date, during which the aggregate trading volume of the Parent Common Stock traded on the Trading Market during such ten (10) Trading Days is at least 500,000 shares (as adjusted for stock splits, reverse stock splits, and similar transactions after the date of this Agreement which affect the number of issued and outstanding shares of Parent Common Stock).

         "TRADING DAY" means a day on which the principal national securities exchange on which the Parent Common Stock is listed or admitted to trading or traded is open for the transaction of business or, if the Stock is not listed or admitted to trading on any national securities exchange, a business day.

         "TRADING MARKET" means the Nasdaq Global Market or, if the Parent Common Stock is not then listed or admitted to trading on the Nasdaq Global Market, such other principal securities market or exchange or automated quotation system on which the Parent Common Stock is then traded, listed or quoted on the date in question.

                                   ARTICLE 4.
                           PURCHASE AND SALE OF ASSETS

4.1      PURCHASE AND SALE OF PURCHASED ASSETS

         On and subject to the terms and conditions of this Agreement, Buyer Parties agree to purchase from Trust, and Trust agrees to sell to Buyer Parties, all of the Purchased Assets for the consideration specified in SECTION 4.3 and delivered in the manner specified in SECTION 4.6. At least ten (10) days prior to the expected Closing, the Buyer Parties shall determine and notify Trust of which of the Purchased Assets will be acquired by Parent and Buyer at the Closing and the portion of the Asset Purchase Price to be paid by Parent and Buyer for the Purchased Assets to be acquired by such Buyer Party; PROVIDED, HOWEVER, that in all events, the Buyer Note to be delivered in payment of the Purchase Assets shall be paid by Buyer for the Purchase Assets acquired by Buyer. Nothing in this SECTION 4.1 shall restrict a Buyer Party from assigning its rights under this Agreement in accordance with SECTION 13.4.

4.2      ASSUMED LIABILITIES

         On and subject to the terms and conditions of this Agreement, Buyer Parties agree to assume and become responsible for all of the Assumed Liabilities as of the Closing Date. Buyer Parties will not assume or have any responsibility, however, with respect to any other obligation or Liability of Trust not included within the definition of Assumed Liabilities.

4.3      PURCHASE PRICE FOR PURCHASED ASSETS

         (a) ASSET PURCHASE PRICE. The purchase price for the Purchased Assets (the "ASSET PURCHASE PRICE") consists of: (i) $23,000,000 in cash; and (ii) balance of portion of Asset Purchase Price of $4,000,000 evidenced by Buyer Notes.

         (b) ADJUSTMENTS TO ASSET PURCHASE PRICE. The Asset Purchase Price will be adjusted in the following manner. Any such adjustment will be applied against, and reduce, the cash portion of the Asset Purchase Price.

                  (i) PURCHASE PRICE ADJUSTMENT. The Asset Purchase Price will be decreased by the amount by which the Trust Adjusted Net Revenue attributable to the period from January 1, 2005 up to (and including) the Closing exceeds the amount of cash and cash equivalents of Trust as of the Closing Date and which are included in the Purchased Assets acquired by Buyer Parties (the "ASSET PURCHASE PRICE ADJUSTMENT"). For purposes hereof, the "TRUST ADJUSTED NET REVENUE" means (w) all revenues of Trust LESS (x) all expenses of Trust (including income taxes of Trust and 6144195 Canada Inc. relating to revenues of Trust or 6144195 Canada Inc. revenues from Trust and which are actually paid to the taxing authorities either during or after the period for which the applicable revenues were accrued), other than (A) expenses paid or payable to Affiliates of Trust other than for bona fide services actually rendered by such Affiliate for the Trust's benefit (which in no event shall include interest expense payable to Affiliates) and (B) non-cash expenses (including, without limitation, amortization expense), LESS (y) the Related Party Receivables (provided that the amount of the loans giving rise to such Related Party Receivables have not been distributed by the Acquired Entities to Sellers), LESS (z) $3,000,000, all determined in accordance with Canadian GAAP and the financial statements of Trust. The Asset Purchase Price Adjustment shall be determined in Canadian Dollars and converted to United States Dollars using the Exchange Rate on the Closing Date.

                  (ii) INITIAL ASSET PURCHASE PRICE ADJUSTMENT. Ten calendar days prior to the expected Closing Date, Trust will deliver to Buyer a written statement setting forth Trust's good faith estimate of the Asset Purchase Price Adjustment as of the Closing Date (the "CLOSING DATE ADJUSTMENT AMOUNT"). The Asset Purchase Price as adjusted by the Closing Date Adjustment Amount is the "CLOSING DATE ADJUSTED ASSET PURCHASE PRICE."

                  (iii)    DEFINITIVE ASSET PURCHASE PRICE ADJUSTMENT.

                           (A) As promptly as practicable after the Closing Date, but not later than 60 calendar days thereafter, Parent will deliver to Trust a schedule setting forth in reasonable detail Parent's calculation of the Asset Purchase Price Adjustment as of the Closing Date based on actual results (the "POST-CLOSING ESTIMATED ADJUSTMENT AMOUNT"). If Parent fails to deliver such schedule within such period, the Closing Date Adjusted Asset Purchase Price will be deemed to be the Final Asset Purchase Price.

                           (B) The Post-Closing Estimated Adjustment Amount will be subject to Trust's review. In reviewing the Post-Closing Estimated Adjustment Amount, Trust will have the right to communicate with, and to review the work papers, schedules, memoranda and other documents Parent prepared or reviewed in determining the Post-Closing Estimated Adjustment Amount and thereafter will have access to all relevant books and records, all to the extent Trust reasonably requires to complete its review of Parent's calculation of the Post-Closing Estimated Adjustment Amount. Within 30 calendar days after its receipt of Parent's calculation of the Post-Closing Estimated Adjustment Amount, Trust will advise Parent whether, based on such review, it has any exceptions to such calculation. Unless Trust delivers to Parent within such 30 calendar day period a letter describing its exceptions to Parent's calculation of Post-Closing Estimated Adjustment Amount as set forth in the schedule delivered by Parent described in SECTION 4.3(B)(III)(A), the Post-Closing Estimated Adjustment Amount will be conclusive and binding on Parent and Trust. If Trust submits a letter detailing any exceptions to the calculation of the Post-Closing Estimated Adjustment Amount, then (1) for 20 days after the date Parent receives such letter, Trust and Parent will use their Commercially Reasonable Efforts to agree on the calculation of the Post-Closing Estimated Adjustment Amount and (2) lacking such agreement, the matter will be referred to an independent accounting firm reasonably acceptable to Parent and Sellers, who will determine the correct Post-Closing Estimated Adjustment Amount within 30 days of such referral, which determination will be final and binding on Parent and Trust for all purposes. Such amount determined in accordance with this SECTION 4.3(B)(III)(B) is the "CONCLUSIVE ADJUSTMENT AMOUNT."

                           (C) If the Conclusive Adjustment Amount is different than the Closing Date Adjustment Amount, then, within two business days of the determination of the Conclusive Adjustment Amount, Sellers (Parent) will pay to Parent (Sellers), as appropriate, an amount equal to the difference between the Closing Date Adjustment Amount and the Conclusive Adjustment Amount, together with interest thereon at a rate of seven percent (7%) per annum during the period commencing on and including the Closing Date and continuing through but excluding the date such amount is paid. The "FINAL ASSET PURCHASE PRICE" is the Closing Date Adjusted Asset Purchase Price, increased or decreased, as applicable, by the amount paid by Parent or Seller pursuant to this SECTION 4.3(B)(III)(C).

4.4      ASSET PURCHASE PRICE ALLOCATION

         Buyer Parties and Sellers agree to cooperate in good faith to determine on or prior to the Closing Date the manner in which the Asset Purchase Price shall be allocated among the Purchased Assets, which determination shall be set forth on SCHEDULE 4.4 and initialed by the parties hereto at the Closing. Buyer Parties and Sellers shall file and cause to be filed all Tax Returns, and execute such other documents as may be required by any taxing authority, in a manner consistent with the Asset Purchase Price allocation, and shall refrain, and cause their Affiliates to refrain, from taking any position inconsistent with such Asset Purchase Price allocation with any taxing authority unless, and then only to the extent, required to do so by a taxing authority.

4.5      THE CLOSING

         The closing of the purchase and sale of the Purchased Assets shall occur concurrently with the closing of the purchase and sale of the Shares at the Closing on the Closing Date.

4.6      DELIVERY OF ASSET PURCHASE PRICE AT THE CLOSING

         Buyer Parties shall deliver to Trust at Closing: (i) the cash portion of the Closing Date Adjusted Asset Purchase Price in cash via Fedwire transfer; and (ii) $4,000,000 in principal amount of Buyer Notes.

4.7      OTHER DELIVERIES AT THE CLOSING

         (a)      At the Closing, Trust shall deliver to Buyer Parties:

                  (i) The Bill of Sale and the Assignment and Assumption Agreement, each duly executed by Trust;

                  (ii)     Such  other  bills of sale,  assignments,  and  other
                           instruments of transfer or conveyance as Parent may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance, and delivery of the Purchased Assets to Buyer Parties, including, without limitation, duly executed assignments of trademarks for all applicable jurisdictions and suitable to be recorded therein;

                  (iii)    All cash and cash equivalents of Trust;

                  (iv) An Officers' certificate, in form and substance reasonably satisfactory to Parent, duly executed on Trust's behalf, certifying as to whether each condition specified in SECTIONS 9.1(A) through (D) has been satisfied in all respects;

                  (v) A Secretary's Certificate, in form and substance reasonably satisfactory to Parent, duly executed on Trust's behalf; and

                  (vi)     Trust's   counterpart   signatures  to  each  of  the
                           Transaction  Documents to which it is a party.

         (b)      At the Closing, Buyer Parties shall deliver to Trust:


                  (i)      The  Assignment  and   Assumption   Agreement,   duly
                           executed by each Buyer Party;

                  (ii) An Officers' certificate, in form and substance reasonably satisfactory to Trust, duly executed on each Buyer Party's behalf, certifying as to whether each condition specified in SECTIONS 9.2(A) through
                           (F) has been satisfied in all respects;

                  (iii) A Secretary's Certificate, in form and substance reasonably satisfactory to Trust, duly executed on each Buyer Party's behalf; and

                  (iv) Each Buyer Party's counterpart signatures to each of the Transaction Documents to which it is a party.

4.8      CERTAIN TAX TREATMENT

         Buyer Parties and Trust agree that, pursuant to Section 10 of Part V of
Schedule VI of the EXCISE TAX Act (Canada) and section 188 of an ACT RESPECTING THE QUEBEC SALES TAX, no Goods and Services Tax under the EXCISE TAX ACT (Canada) or Quebec Sales Tax under an ACT RESPECTING THE QUEBEC SALES TAX is payable in respect of the purchase and sale of the Purchased Assets. In that respect, Parent represents that it is not registered under Subdivision d of Division V of Part IX of the EXCISE TAX ACT (Canada) and under Division I of Chapter VIII of an ACT RESPECTING THE QUEBEC SALES TAX.

                                   ARTICLE 5.
                         REPRESENTATIONS AND WARRANTIES
                           CONCERNING THE TRANSACTION

5.1      REPRESENTATIONS AND WARRANTIES OF SELLERS

         Sellers, jointly and severally, represent and warrant to Buyer Parties the following as of the date of this Agreement:

         (a) STATUS OF CERTAIN SELLERS. Each Seller is an entity duly created, formed or organized, validly existing, and in good standing under the Laws of the jurisdiction of its creation, formation, or organization. There is no pending or threatened Action for the dissolution, liquidation, insolvency, or rehabilitation of any Seller.

         (b) POWER AND AUTHORITY; ENFORCEABILITY. Each Seller has the power and authority to execute and deliver each Transaction Document to which such Seller is a party, and to perform and consummate the Transactions. Each Seller has taken all actions necessary to authorize the execution and delivery of each Transaction Document to which it is party, the performance of such Seller's obligation's thereunder, and the consummation of the Transactions. Each Transaction Document has been duly authorized, executed, and delivered by, and assuming the due authorization, execution, and delivery thereof by each other party thereto, is Enforceable against, each Seller that is party thereto.

         (c) NO VIOLATION. Except as set forth on SCHEDULE 5.1(C), the execution and the delivery of the Transaction Documents by each Seller party thereto and the performance and consummation of the Transactions by such Seller will not (i) result in a material Breach of any Law or Order to which such Seller is subject or any provision of its Organizational Documents, (ii) result in a material Breach of any Contract, Order, or Permit to which such Seller is a party or by which such Seller is bound or to which any of such Seller's assets is subject, or
                  (iii) require any Consent, except any SEC and other filings required to be made by Parent or Buyer. No Seller that is party to any Contract to which any Acquired Entity is a party or by which any Acquired Entity is bound or any of its assets is subject has Breached any such Contract.

         (d) RESIDENCE OF SELLERS. Each Seller is not a non-resident of Canada for purposes of section 116 of the INCOME TAX ACT (Canada) and Part II of the TAXATION ACT (Quebec).

         (e) BROKERS' FEES. No Seller has any Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which any Buyer Party or any Acquired Entity could become directly or indirectly Liable.

         (f) SHARES; SELLER INFORMATION. Each Seller holds of record and owns beneficially the number of Shares as set forth next to such Seller's name in EXHIBIT A, free and clear of any Encumbrances (other than any restrictions under the Securities Act and state securities Laws). With respect to each Seller, EXHIBIT A also sets forth the address, state of residence and federal tax identification number (or social security number, as applicable) of such Seller as of the date hereof. No Seller is a party to any Contract that could require such Seller to sell, transfer, or otherwise dispose of any capital stock of any Acquired Entity (other than this Agreement). No Seller is a party to any other Contract with respect to any capital stock of any Acquired Entity.

         (g) INVESTMENT. Each Seller (i) understands that none of the Buyer Notes, the Buyer Exchangeable Shares or the Parent Common Stock have been, nor will be, except as provided for in the Registration Rights Agreement, registered under the Securities Act, under any state securities Laws, or under any Canadian securities Laws, and that the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock are being offered and sold in reliance upon United States federal and state, and Canadian provincial, exemptions for transactions not involving any public offering, (ii) is acquiring the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock solely for Seller's own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Buyer Parties and has had the opportunity to obtain additional information as desired to evaluate the merits and the risks inherent in holding the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock, (v) is able to bear the economic risk and lack of liquidity inherent in holding the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock, (vi) is an "accredited investor" as defined in Regulation D promulgated under the Securities Act and as defined under Regulation 45-106 and, where applicable, has not been created or used solely to purchase or hold securities as an "accredited investor" for purposes of Regulation 45-106, (vii) has not entered into this transactions as a result of any general solicitation or general advertising (within the meaning of Regulation D under the Securities Act and (viii) understands that the Buyer Notes, the Buyer Exchangeable Shares, and the Parent Shares issuable in exchange thereof will be "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act and may not be offered or sold in the United States or to a U.S. Person except pursuant to a registration statement under the Securities Act or an exemption therefrom and except pursuant to a prospectus filed and receipted under applicable Canadian securities legislation or an exemption therefrom.

         (h)      BUYER REVIEW. Each Seller:

                  (i) Has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such Seller's investment in the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock contemplated hereby, and that such Seller is able to bear the economic risk of such investment indefinitely.

                  (ii) Has (A) had the opportunity to meet with representative officers and other representatives of Parent to discuss its business, assets, liabilities, financial condition, cash flow, and operations, and
                           (B) received all materials, documents and other information that it deems necessary or advisable to evaluate the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock and the Transactions.

                  (iii) Has made its own independent examination, investigation, analysis and evaluation of the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock Buyer, including its own estimate of the value of the Buyer Notes, the Buyer Exchangeable Shares and the Parent Common Stock.

                  (iv) Has undertaken such due diligence (including a review of Parent's assets, properties, liabilities, books, records, and contracts) as it deems adequate, including that described above.

                  Nothing in SECTION 5.1(H) will preclude a Seller from relying on the representations, warranties, covenants, and agreements of Buyer Parties herein or from pursuing their remedies with respect to a Breach thereof.

         (i) ASSETS AND LIABILITIES. Except as set forth on SCHEDULE 5.1(I), each Seller is a holding company and does not operate any business nor have any assets or Liabilities other than such Seller's ownership of the Shares and Liabilities related thereto.

5.2      REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES

         Buyer Parties, jointly and severally, represent and warrant to Sellers and Trust the following as of the date of this Agreement.

         (a) ENTITY STATUS. Each Buyer Party is a corporation duly created, formed or organized, validly existing and in good standing under the Laws of the jurisdiction of its creation, formation or organization. Each Buyer Party has the requisite power and authority to own or lease its properties and to carry on its business as currently conducted. There is no pending or threatened Action for the dissolution, liquidation, insolvency, or rehabilitation of any Buyer Party. Buyer (not Parent) is a Private Issuer.

         (b) POWER AND AUTHORITY; ENFORCEABILITY. Each Buyer Party has the relevant corporate power and authority to execute and deliver each Transaction Document to which it is party, and, subject to obtaining Shareholder Approval, to perform and consummate the Transactions. Other than obtaining Shareholder Approval, each Buyer Party has taken all action necessary to authorize the execution and delivery of each Transaction Document to which it is party, the performance of its obligations thereunder, and the consummation of the Transactions. Each Transaction Document has been duly authorized, executed and delivered by, and assuming the due authorization, execution, and delivery thereof by each other party thereto and obtaining Shareholder Approval, is Enforceable against, each Buyer Party that is a party thereto.

         (c) NO VIOLATION. Except as set forth on SCHEDULE 5.2(C), the execution and delivery of the Transaction Documents by each Buyer Party party thereto and the performance and consummation of the Transactions by such Buyer Party will not (i) Breach any Law or Order to which such Buyer Party is subject or any provision of its Organizational Documents; (ii) Breach any Contract, Order, or Permit to which such Buyer Party is a party or by which it is bound or to which any of its assets is subject; (iii) require any Consent, except (A) obtaining Shareholder Approval, and (B) any SEC and other filings required to be made by Buyer or Parent, including the Proxy Statement to be filed in connection with obtaining Shareholder Approval.

         (d) BROKERS' FEES. No Buyer Party has any Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which any Seller could become directly or indirectly Liable.

         (e)      CAPITALIZATION.

                  (i) Buyer's authorized share capital consists of an unlimited number of Buyer Common Shares, of which 100 shares are issued and outstanding and no shares are held in treasury, an unlimited number of Buyer Exchangeable Shares, of which no shares are issued and outstanding and no shares are held in treasury, an unlimited number of first preferred shares, of which no shares are issued and outstanding and no shares are held in treasury, and an unlimited number of second preferred shares, of which no shares are issued and outstanding and no shares are held in treasury. All of the issued and outstanding Buyer Common Shares (A) have been duly authorized, are validly issued, fully paid, and nonassessable, (B) were issued in compliance with all applicable United States federal and state securities Laws and all applicable Canadian securities Laws, and (C) were not issued in Breach of any Commitments. No Commitments exist with respect to any Buyer Common Shares and no such Commitments will arise in connection with the Transactions. There are no Contracts with respect to the voting or transfer of Buyer's share capital, other than the Ancillary Agreements and Voting Trust Agreement. Buyer is not obligated to redeem or otherwise acquire any of its outstanding share capital other than the Buyer Exchangeable Shares.

                  (ii) The Buyer Exchangeable Shares to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable, and the Buyer Exchangeable Shares and the Buyer Notes to be issued pursuant to this Agreement will be issued in compliance with all applicable United States federal and state securities Laws and all applicable Canadian securities Laws.

                  (iii) Parent's authorized capital stock consists of 100,000,000 shares of Parent Common Stock, of which 30,543,763 shares are issued and outstanding as of November 24, 2006 and no shares are held in treasury, and 2,000,000 shares of preferred stock, no par value, of which 250,000 shares have been designated Series B Preferred Stock, of which no shares are issued and outstanding and no shares are held in treasury. Prior to the Closing, Parent's authorized capital stock also will include the Parent Special Voting Shares. All of the issued and outstanding shares of Parent Common Stock (A) have been duly authorized, are validly issued, fully paid, and nonassessable, (B) were issued in compliance with all applicable state, federal and foreign securities Laws, and (C) were not issued in Breach of any Commitments. Except as described in SCHEDULE 5.2(E) or disclosed in the Parent SEC Documents, no Commitments exist with respect to any Parent Common Stock and no such Commitments will arise in connection with the Transactions. Parent is not obligated to redeem or otherwise acquire any of its outstanding capital stock.

                  (iv) The shares of Parent Common Stock and the Parent Special Voting Shares to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable and will be issued in compliance with all applicable United States federal and state securities Laws and all applicable Canadian securities Laws.

         (f) PARENT'S SECURITIES FILINGS AND FINANCIAL STATEMENTS. Parent has furnished or made available to Sellers and Trust true and complete copies of all reports or registration statements Parent has filed with the SEC under the Securities Act and the Exchange Act, for all periods subsequent to December 31, 2004, all in the form so filed (collectively the "PARENT SEC DOCUMENTS"). As of their respective filing dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of the Parent SEC Documents filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. None of the Parent SEC Documents filed under the Securities Act contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such Parent SEC Documents became effective under the Securities Act. Parent's financial statements, including the notes thereto, included in the Parent SEC Documents (the "PARENT FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with US GAAP consistently applied (except as may be indicated in the notes thereto) and present fairly Parent's consolidated financial position at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). Since the date of the most recent Parent SEC Document, Parent has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in US GAAP. Except as disclosed in the Parent SEC Documents, there has not been an event or development that has had or would reasonably be expected to have a Parent Material Adverse Effect.

         (g)      ACQUIRED ENTITY REVIEW. Each Buyer Party:

                  (i) Has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares being acquired by such Buyer Party contemplated hereby, and that such Buyer Party is able to bear the economic risk of such investment indefinitely.

                  (ii) Has (A) had the opportunity to meet with representative officers and other representatives of each Acquired Entity to discuss its business, assets, liabilities, financial condition, cash flow, and operations, and (B) received all materials, documents and other information that it deems necessary or advisable to evaluate the Shares and the Transactions.

                  (iii) Has made its own independent examination, investigation, analysis and evaluation of the Shares, including its own estimate of the value of the Shares.

                  (iv) Has undertaken such due diligence (including a review of Acquired Entities' assets, properties, liabilities, books, records, and contracts) as it deems adequate, including that described above.

                  Nothing in this SECTION 5.2(G) will preclude any Buyer Party from relying on the representations, warranties, covenants, and agreements of Seller Parties herein or from pursuing their remedies with respect to a Breach thereof.

         (h) REQUIRED VOTE. The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Parent Common Stock (the "REQUISITE VOTE") is the only vote of the holders of any class or series of Parent's capital stock necessary to approve this Agreement, the Ancillary Agreements, and the Transactions, including, without limitation, the issuance and sale of the Parent Shares.

         (i) RIGHTS AGREEMENT. The Board of Directors of Parent has unanimously approved this Agreement, the Ancillary Agreements, and the Transactions, including, without limitation, the issuance and sale of the Parent Special Voting Shares and Parent Shares, and Parent has otherwise taken all action sufficient to render inapplicable to this Agreement, the Ancillary Agreements, and the Transactions, including, without limitation, the issuance and sale of the Parent Special Voting Shares and Parent Shares, the provisions of that Rights
                  Agreement, dated as of November 21, 2003, by and between Parent and Computershare Trust Company, as amended.

         (j) NO UNDISCLOSED LIABILITIES. Except as disclosed in the Parent SEC Documents, and except for normal or recurring Liabilities in the ordinary course of business consistent with past practice, the Parent and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise, whether due or to become due, which individually or in the aggregate are reasonably likely to have a Parent Material Adverse Effect.

         (k) LEGAL COMPLIANCE. Each of Parent and its Subsidiaries has complied in all material respects with all applicable Laws, and no Action is pending or, to Parent's Knowledge, threatened against it alleging any such failure to comply.

         (l)      LITIGATION.

                  (i) Except as disclosed in SCHEDULE 5.2(L) or the Parent SEC Reports, neither Parent nor any of its Subsidiaries (a) is subject to any outstanding Order or (b) is a party, the subject of, or, to Parent's Knowledge, is threatened to be made a party to or the subject of any Action that seeks monetary Damages in excess of $500,000. Except as disclosed in SCHEDULE 5.2(L), no Action questions the Enforceability of this Agreement or the Transactions, or could result in any Parent Material Adverse Change, and Parent has no basis to believe that any such Action may be brought or threatened against any of Parent or Subsidiaries.

                  (ii) To Parent's Knowledge, there is no instance where, due either to (a) rights asserted by another Person,
                           (b) a covenant granted by Parent or any predecessor-in-interest or Affiliate thereof, or (c) any Order, there is any restriction on the ability of Parent or its Subsidiaries to carry on the business currently carried on by such Parent or Subsidiary anywhere in the world, whether or not such restriction results in a Parent Material Adverse Change.

5.3      REPRESENTATIONS AND WARRANTIES OF TRUST

         Trust represents and warrants to Buyer Parties that the statements contained in this SECTION 5.3 are correct and complete as of the date of this
Agreement:

         (a) STATUS OF TRUST. Trust is a trust duly created, formed or organized, validly existing, and in good standing under the Laws of the jurisdiction of its creation, formation, or organization, pursuant to Declaration of Trust dated as of October 1, 2003, which is currently in effect. There is no pending or threatened Action for the dissolution, liquidation, insolvency, or rehabilitation of Trust. The sole trustee (the "TRUSTEE") of Trust is BFL Management Inc., a Canada corporation, which is wholly-owned, directly or indirectly, by 418 Canada. The sole beneficiary of Trust is 6144195 Canada Inc., a Canada corporation, which is wholly-owned, directly or indirectly, by 418 Canada. Trust is not a non-resident of Canada for purposes of Section 116 of the INCOME TAX ACT (Canada) and Part II of the TAXATION ACT (Quebec).

         (b) POWER AND AUTHORITY; ENFORCEABILITY. Each of Trust and Trustee has the power and authority to execute and deliver each Transaction Document to which Trust is a party, and to perform and consummate the Transactions. Each of Trust and Trustee has taken all actions necessary to authorize the execution and delivery of each Transaction Document to which Trust is party, the performance of Trust's obligation's thereunder, and the consummation of the Transactions. Each Transaction Document to which Trust is a party has been duly authorized, executed, and delivered by, and assuming the due authorization, execution, and delivery thereof by each other party thereto, is Enforceable against, Trust.

         (c) NO VIOLATION. Except as set forth on SCHEDULE 5.3(C), the execution and the delivery of the Transaction Documents by Trust to the extent a party thereto and the performance and consummation of the Transactions by Trust, including, without limitation, the sale and transfer of the Purchase Assets, will not (i) result in a material Breach of any Law (including the Bulk Sales Act (Ontario)) or Order to which Trust is subject or any provision of its Organizational Documents, (ii) result in a material Breach of any Contract, Order, or Permit to which Trust is a party or by which Trust is bound or to which any of Trust's assets is subject, or (iii) require any Consent, except any SEC and other filings required to be made by Parent or Buyer. To the extent Trust is a party thereto, Trust has not Breached any Contract to which any Acquired Entity is a party or by which any Acquired Entity is bound or any of its assets is subject.

         (d) BROKERS' FEES. Trust has no Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which any Buyer Party or any Acquired Entity could become directly or indirectly Liable.

                                   ARTICLE 6.
                    REPRESENTATIONS AND WARRANTIES CONCERNING
                     ACQUIRED ENTITIES AND PURCHASED ASSETS

         Each Seller Party, jointly and severally, represents and warrants to each Buyer Party the following as of the date of this Agreement:

6.1      ENTITY STATUS

         Each Acquired Entity is an entity duly created, formed, or organized, validly existing, and in good standing under the Laws of the jurisdiction of its creation, formation, or organization. Each Acquired Entity is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required. Each Acquired Entity has the requisite power and authority necessary to own or lease its properties and to carry on its businesses as currently conducted. SCHEDULE 6.1 lists each Acquired Entity's directors and officers. Sellers have delivered to Parent correct and complete copies of each Acquired Entity's Organizational Documents, as amended to date. No Acquired Entity is in Breach of any provision of its Organizational Documents. There is no pending or, to each Seller Party's Knowledge, threatened Action for the dissolution, liquidation, insolvency, or rehabilitation of any Acquired Entity. Each Acquired Entity is a Private Issuer.

6.2      POWER AND AUTHORITY; ENFORCEABILITY

         Each Acquired Entity has the relevant power and authority necessary to execute and deliver each Transaction Document to which it is a party and to perform and consummate the Transactions. Each Acquired Entity has taken all action necessary to authorize the execution and delivery of each Transaction Document to which it is a party, the performance of such Acquired Entity's obligations thereunder, and the consummation of the Transactions. Each
Transaction Document to which any Acquired Entity is party has been duly authorized, executed, and delivered by, and assuming the due authorization, execution, and delivery thereof by each other party thereto, is Enforceable against, such Acquired Entity.

6.3      NO VIOLATION

         Except as listed on SCHEDULE 6.3, the execution and the delivery of the Transaction Documents to which an Acquired Entity is a party by such Acquired Entity and the performance of their respective obligations hereunder and thereunder, and consummation of the Transactions by each Acquired Entity will not (a) result in a material Breach of any Law or Order to which any Acquired Entity is subject or any provision of its Organizational Documents; (b) result in a material Breach of any Contract, Order, or Permit to which any Acquired Entity is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Encumbrance upon any of its assets);
(c) require any Consent; (d) trigger any rights of first refusal, preferential purchase, or similar rights; or (e) cause the recognition of gain or loss for

Tax purposes with respect to any Acquired Entity or subject any Acquired Entity or its assets to any Tax.

6.4      BROKERS' FEES

         No Acquired Entity has any Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which any Buyer Party or any Acquired Entity could become directly or indirectly Liable.

6.5      CAPITALIZATION

         Each of Target Companies'  authorized Equity Interests are described on
SCHEDULE 6.5, of which only the Shares are issued and outstanding and no shares are held in treasury by any Target Company. All of the issued and outstanding
Shares: (a) have been duly authorized and are validly issued, fully paid, and nonassessable, (b) were issued in compliance with all applicable state, federal and foreign securities Laws, (c) were not issued in Breach of any Commitments, and (d) are held of record and owned beneficially by the respective Sellers as set forth in EXHIBIT A. No Commitments exist with respect to any Equity Interest of Target Companies, and no Commitments will arise in connection with the Transactions. There are no Contracts with respect to the voting or transfer of any of Target Companies' Equity Interests. None of Target Companies is obligated to redeem or otherwise acquire any of its outstanding Equity Interests.

6.6      RECORDS

         The copies of Acquired Entities' Organizational Documents that were provided to Parent are accurate and complete and reflect all amendments made through the date hereof. Acquired Entities' minute books and in all material respects other records made available to Parent for review were correct and complete in all material respects as of the date of such review, no further entries have been made through the date of this Agreement, such minute books and records contain the true signatures of the persons purporting to have signed them, and such minute books and records contain an accurate record of all material actions of the stockholders, directors, members, managers, or other such representatives of Acquired Entities taken by written consent, at a meeting, or otherwise since formation.

6.7      ACQUIRED SUBSIDIARIES

         Set forth on SCHEDULE 6.7 is a list of each Target Company's Subsidiaries (collectively, the "ACQUIRED SUBSIDIARIES") and for each Acquired Subsidiary (a) its name and jurisdiction of creation, formation, or organization, (b) if such Acquired Subsidiary is a corporation, (i) the number of authorized Equity Interests of each class of its Equity Interests, (ii) the number of issued and outstanding Equity Interests of each class of its Equity Interests, the names of the holders thereof, and the number of Equity Interests held by each such holder, and (iii) the number of Equity Interests held in treasury, and (c) if such Acquired Subsidiary is not a corporation, (i) the class of Equity Interests created under such Acquired Subsidiary's Organizational Documents and (ii) the holder(s) of such Equity Interests. Each Acquired Subsidiary is a Private Issuer. All of the issued and outstanding Equity Interests of each Acquired Subsidiary (A) that is a corporation have been duly authorized and are validly issued, fully paid, and nonassessable and (B) that is not a corporation (i) have been duly created pursuant to the Laws of the jurisdiction of such Acquired Subsidiary, (ii) have been issued and paid for in accordance with the Organizational Documents governing such Acquired Subsidiary, and (iii) are fully paid and non-assessable and require no further capital contribution, loans, or credit support. Acquired Entities hold of record and own beneficially all of the outstanding Equity Interests of Acquired Subsidiaries, free and clear of any Encumbrances (other than restrictions under the Securities Act and state securities Laws). No Commitments exist or are authorized with respect to any Acquired Subsidiaries or their Equity Interests and no such Commitments will arise in connection with the Transactions. No Acquired Subsidiary is obligated to redeem or otherwise acquire any of its Equity Interests. No Acquired Entity controls, directly or indirectly, or has any direct or indirect Equity Interest in any Person that is not an Acquired Subsidiary.

6.8      FINANCIAL STATEMENTS

         Set forth on SCHEDULE 6.8 are the following financial statements (collectively the "FINANCIAL Statements"):

         (a) audited combined balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 (the "MOST RECENT YEAR END") for Target Companies (consolidated with each Target Company's Subsidiaries) and Trust; and

         (b) unaudited combined balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the nine months ended September 30, 2006 (the "BALANCE SHEET DATE") for Target Companies (consolidated with each Target Company's Subsidiaries) and Trust (the "INTERIM FINANCIAL STATEMENTS").

         The Financial Statements have been prepared in accordance with Canadian GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of Acquired Entities and Trust on a combined basis as of such dates and the results of operations of Acquired Entities and Trust on a combined basis for such periods, are consistent with the books and records of Acquired Entities and Trust, and include a reconciliation to US GAAP prepared in accordance with Item 17 of Form 20-F promulgated by the SEC; PROVIDED, HOWEVER, that the Interim Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items. Since the Balance Sheet Date neither Trust nor any Acquired Entity has effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in Canadian GAAP.

6.9      SUBSEQUENT EVENTS

         Except as set forth in SCHEDULE 6.9, since the Balance Sheet Date, each Acquired Entity and Trust has operated in the Ordinary Course of Business and, as of the date hereof, there have been no events, series of events or the lack of occurrence thereof which, singularly or in the aggregate, have had a Material Adverse Effect. Without limiting the foregoing, except as set forth in SCHEDULE 6.9, since the Balance Sheet Date, none of the following have occurred:

         (a) Neither Trust nor any Acquired Entity has sold, leased, transferred, or assigned any assets other than for a fair consideration in the Ordinary Course of Business and sales of assets have not exceeded $25,000 singularly or $50,000 in the aggregate.

         (b) Trust has not sold, leased, transferred, or assigned any Purchased Assets.

         (c) Neither Trust nor any Acquired Entity has entered into any Contract (or series of related Contracts) either involving more than $30,000 or outside the Ordinary Course of Business.

         (d) No Security Interest has been imposed upon any assets of any Acquired Entity or Trust.

         (e) Neither Trust nor any Acquired Entity has made any capital expenditure (or series of related capital expenditures) involving more than $25,000 individually, $50,000 in the aggregate, or outside the Ordinary Course of Business.

         (f) Neither Trust nor any Acquired Entity has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person involving more than $25,000 singularly, $50,000 in the aggregate, or outside the Ordinary Course of Business.

         (g) Neither Trust nor any Acquired Entity has issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any Liability for borrowed money or capitalized lease Contract either involving more than $15,000 individually or $30,000 in the aggregate.

         (h) Neither Trust nor any Acquired Entity has delayed or postponed the payment of accounts payable or other Liabilities either involving more than $15,000 singularly, $30,000 in the aggregate, or outside the Ordinary Course of Business.

         (i) Neither Trust nor any Acquired Entity has canceled, compromised, waived, or released any Action (or series of related Actions) either involving more than $15,000 or outside the Ordinary Course of Business.

         (j) Neither Trust nor any Acquired Entity nor any of their respective Affiliates, customers, or licensees has granted, or has become party to any Contracts granting, any rights with respect to any Intellectual Property.

         (k) There has been no change made or authorized to be made to the Organizational Documents of any Acquired Entity or Trust.

         (l) No Acquired Entity has issued, sold, or otherwise disposed of any of its Equity Interests.

         (m) No Acquired Entity has declared, set aside, or paid any dividend or made any distribution with respect to its Equity Interests (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its Equity Interests.

         (n) Neither Trust nor any Acquired Entity has experienced any damage, destruction, or loss (whether or not covered by insurance) to its properties involving more than $25,000 singularly or $50,000 in the aggregate.

         (o) Neither Trust nor any Acquired Entity has made any loan to, or entered into any other transaction with, any of its directors, officers, employees, trustees, or beneficiaries.

         (p) No Acquired Entity has entered into any collective bargaining Contract, or any employment Contract not terminable by the Acquired Entity upon no more than sixty (60) days notice at no cost to the Acquired Entity, or modified the terms of any such existing Contract.

         (q) No Acquired Entity has committed to pay any bonus or granted any increase in the base compensation (i) of any director or officer, or an employee who is also a Seller or an Affiliate of Seller, or (ii) outside of the Ordinary Course of Business, of any of its other employees.

         (r) No Acquired Entity has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or similar Contract for the benefit of any of its directors, officers, or employees (or taken any such action with respect to any other Employee Benefit Plan).

         (s) No Acquired Entity has made any other change in employment terms for any of its officers, directors or employees outside the Ordinary Course of Business.

         (t) No Acquired Entity has made or pledged to make any charitable or other capital contribution either involving more than $15,000 (individually or in the aggregate) or outside the Ordinary Course of Business.

         (u) Neither Trust nor any Acquired Entity has committed to any of the foregoing.

6.10     LIABILITIES

         Except as set forth on SCHEDULE 6.10, neither Trust nor any Acquired Entity has any liabilities required to be disclosed on the Interim Financial Statements in accordance with Canadian GAAP, except for (a) liabilities reflected in the Interim Financial Statements and not heretofore paid or discharged, and (b) liabilities that have arisen after the Balance Sheet Date in the Ordinary Course of Business which are not material.

6.11     LEGAL COMPLIANCE

         Each Acquired Entity has complied in all material respects with all applicable Laws, and no Action is pending or, to each Seller Party's Knowledge, threatened against it alleging any such failure to comply. No material expenditures are, or based on applicable Law will be, required of any Acquired Entity for it and its business and operations to remain in compliance with applicable Law.

6.12     TAX MATTERS

         (a) Each Acquired Entity has prepared and filed with all appropriate Governmental Bodies all Tax Returns required to be filed in respect of Taxes within the times and in the manner prescribed by applicable Law for all fiscal periods ending prior to the date hereof and will continue to do so in respect of all fiscal periods ending before the Closing Date and, where applicable, has been assessed with respect to all fiscal periods up to and including those set forth in SCHEDULE 6.12(A) and has given no waiver of any limitation period for collection, assessment or reassessment of Tax to any Governmental Body. All such Tax Returns were accurate, correct and complete in all material respects; accurately reflect the facts regarding the income, business, assets, operations, activities, status, or other matters of each Acquired Entity or any other information required to be shown or considered thereon. No Acquired Entity currently is the beneficiary of any extension of time within which to file any Tax Return. Each Acquired Entity has paid in full all Taxes as reflected on all such Tax Returns, including on all assessments in respect of all such returns, and has paid, and will continue paying, all installments and made all other remittances on account of Tax required to be paid by such corporation in respect of all periods for which a Tax Return has not been filed. Without limiting in any manner whatsoever the effect and validity of SECTION 6.12(A) and any Tax matters addressed in this Agreement, all Tax Returns that may have been prepared and filed after the time prescribed by applicable Law, if any, have not and will not result in any adverse Tax consequences for the Acquired Entity so concerned or any other Acquired Entities. For greater certainty, subject only for having been filed after the prescribed time, such Tax Returns remain subject to all Tax matters addressed in this Agreement.

         (b) Except as provided in SCHEDULE 6.12(B), no Tax Return of any Acquired Entity has been reassessed by any Governmental Body. To each Seller Party's Knowledge, except as provided in
                  SCHEDULE 6.12(B), there is no review, audit, request, Action, demand or reassessment in respect of any Tax Return or Tax liability of any Acquired Entity at present in course, pending or threatened by any Governmental Body. No Seller Party has Knowledge of any contingent Tax liabilities or any grounds for an assessment or reassessment of an Acquired Entity, other than as disclosed in SCHEDULE 6.12(B).

         (c) Each Acquired Entity has paid in full all Taxes required by applicable Law to be paid on or prior to the date hereof, and is not and will not be liable for any Taxes in respect of any fiscal period ending on or before the Closing Date, nor in respect of such portion of a fiscal period ending after the Closing Date which, for purposes of this

                  Agreement, is deemed to end on the Closing Date, other than Tax liabilities the amount of which shall have been accrued in the Financial Statements (rather than in any notes thereto).

         (d) Each Acquired Entity has withheld or deducted, and will continue to do so until the Closing Date, from each payment made or owed to its present and former officers, directors, employees, independent contractors, shareholders, Affiliates, creditors, other third party, and to all Persons who are non-residents of Canada for the purposes of the INCOME TAX ACT (Canada), all amounts which it is required by any applicable Law to which it is subject to withhold or deduct and has duly remitted, and will continue to do so until the Closing Date, all amounts so withheld or deducted to the proper Governmental Authority thereof within the delays and in the manner required by applicable Law. Each Acquired Entity has charged, collected and remitted, and will continue to do so, on a timely basis and in the manner required by applicable Law all Taxes on any sale, supply or delivery whatsoever, made by it or on its behalf. The Interim Financial Statements (rather than in the notes thereto) show adequate reserves for all such amounts and Taxes not required by applicable Law to be remitted on or before the Closing Date.

         (e) Except as provided in SCHEDULE 6.12(E) which confirms the subject Acquired Entity and the applicable jurisdiction, to each Seller Party's Knowledge, none of Acquired Entities has ever been nor is required to file any Tax Return or to pay Taxes with any Governmental Body located in any jurisdiction outside Canada. No action has ever been initiated or, to each Seller Party's Knowledge, threatened by a Governmental Body in a jurisdiction with respect to a fiscal period for which an Acquired Entity did not file a Tax Return in such jurisdiction that it is or may be subject to Tax by that jurisdiction for such period. There are no Encumbrances on any Assets that arose in connection with any failure (or alleged failure) to pay any Tax.

         (f) Sellers have delivered or has made available to Parent correct and complete copies of all Tax Returns, reports and statements of deficiencies assessed or reassessed against or agreed to by any Acquired Entity for all fiscal periods or other periods for which the relevant limitation period or prescription in any applicable Laws has not expired, including written communications relating thereto from any Governmental Body and the responses, if any, of the Acquired Entity to such communication. SCHEDULE 6.12(F) indicates such periods that have not been audited.

         (g) No Acquired Entity will at any time be deemed to have a capital gain pursuant to Subsection 80.03(2) of the INCOME TAX ACT (Canada) or any analogous Canadian provincial legislative provision as a result of any transaction or event taking place in any taxation year ending on or prior to the Closing Date.

         (h) There are no circumstances existing which could result in the application of Sections 78, 80, 160, or 247 of the INCOME TAX ACT (Canada) or any equivalent Canadian provincial provision to any Acquired Entity.

         (i) There is no contract, plan, or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of an Acquired

                  Entity that, individually or collectively, could give rise to the payment after the Closing Date of any amount that would not be deductible by such entity as an expense under any applicable Law other than reimbursements of a reasonable amount of entertainment expenses and other non-deductible expenses that are commonly paid by similarly situated businesses in reasonable amounts.

         (j) There is no tax sharing agreement, tax indemnity obligation, or similar written or unwritten agreement, understanding, or practice with respect to Taxes (including any advance pricing agreement, closing agreement, or other arrangement relating to Taxes) that will require any payment by any Acquired Entity to any other Person as a transferee or successor by contract or otherwise.

         (k) No Acquired Entity has filed a consent under Code Section 341(f) concerning collapsible corporations.

         (l) No Acquired Entity has been a United States real property holding corporation within the meaning of Code Section
                  897(c)(2)  during  the  applicable  period  specified  in Code
                  Section 897(c)(1)(A)(ii).

         (m) Each Acquired Entity has disclosed on its Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Section 6662.

         (n) No Acquired Entity is a party to any Tax allocation or sharing Contract (other than a group the common parent of which is or was a Target Company).

         (o) No Acquired Entity (i) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which is or was a Target Company) or (ii) has any Liability for the Taxes of any Person (other than each Acquired Entity) under Treas. Reg. Section 1.1502-6 or similar Law, as a transferee or successor, by Contract, or otherwise.

         (p) The unpaid or unremitted Taxes of Acquired Entities (i) did not, as of the Balance Sheet Date, exceed the reserve for Tax Liability (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Interim Financial Statements (other than in any notes thereto) and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Acquired Entities in filing their Tax Returns. Since the Balance Sheet Date, no Acquired Entity has incurred any liability for Taxes outside the Ordinary Course of Business consistent with past custom and practice.

         (q) No Acquired Entity will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) "closing agreement" as described in Code section 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (C) intercompany transactions or any excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or foreign income Tax law); (D) installment sale or open transaction disposition made on or prior to the Closing Date; or (E) prepaid amount received on or prior to the Closing Date.

6.13     TITLE TO AND CONDITION OF ASSETS; RETAIL STORES

         (a) Acquired Entities have good, and indefeasible title to, or a valid leasehold interest in, all buildings, machinery, equipment, and other tangible assets located on their premises, shown on the Interim Financial Statements, or acquired after the Balance Sheet Date, which are necessary for the conduct of their business as currently conducted, in each case free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the Balance Sheet Date and Security Interests listed on SCHEDULE 6.13(A). Each such tangible asset has been maintained in accordance with normal industry practice and, is in good operating condition (subject to normal wear and tear).

         (b) Trust has good and indefeasible title to the cash and cash equivalents that comprise part of the Purchased Assets free and clear of all Security Interests, except to the extent listed on SCHEDULE 6.13(B).

         (c) Since December 31, 2005, the Acquired Entities have built or are in the process of building seven (7) retail stores. As of the date of this Agreement, the Acquired Entities own and operate a total of forty four (44) retail stores. SCHEDULE 6.13(C) lists the approved capital expenditures and development committee economic model for the current retail stores built or under construction since December 31, 2005.

6.14     REAL PROPERTY

         (a)      No Acquired Entity owns (or has ever owned) any real property.

         (b) SCHEDULE 6.14(B) lists and describes briefly all real property leased or subleased to each Acquired Entity, each lease and sublease Contract, and in respect of each such Contract: the municipal address and applicable unit or premises leased at the date of such contract and any amendments; the parties thereto; the area of the space subject thereto; the remaining term and any unexpired options to extend or renew; the current basic and percentage rent; the amount of any prepaid rent; deposit, guarantee, indemnity or security; any current or future rent-free period, all of such information being true and accurate. Sellers have made available to Parent correct and complete copies of the lease and sublease Contracts (as amended to date) listed in SCHEDULE 6.14(B). Except as set forth in SCHEDULE 6.14(B), with respect to each lease and sublease Contract required to be listed in such schedule:

                  (i)      the Contract is Enforceable and unamended;

                  (ii) the Contract will continue to be Enforceable on identical terms following the consummation of the Transactions;

                  (iii) no Acquired Entity (and to each Seller Party's Knowledge without investigation beyond the Seller Party), no counter-party is in Breach of such Contract, and no event has occurred which, with notice or lapse of time, would constitute a material Breach by an Acquired Entity thereunder;

                  (iv) no party to the Contract has delivered a written demand for early termination thereof;

                  (v) there are no Actions, Orders, or forbearances in effect as to the Contract;

                  (vi) with respect to each sublease Contract, the representations and warranties set forth in SECTIONS 6.14(B)(I) - (V) are, to each Seller Party's Knowledge without investigation beyond the Seller Party, true and correct with respect to the underlying lease Contract;

                  (vii) no Acquired Entity has granted or suffered to exist any Security Interest in the leasehold or subleasehold Contract save for the Security Interests listed on SCHEDULE 6.13(A);

                  (viii) the Contract has not been assigned in favor of any Person;

                  (ix) all facilities leased or subleased under the Contract have received all Permits required in connection with the operation thereof by the Seller Parties and have been operated and maintained in all material respects in accordance with applicable Laws; and

                  (x)      all facilities leased or subleased under the Contract
                           are  supplied  with   utilities  and  other  services
                           necessary for the operation of said facilities.

6.15     INTELLECTUAL PROPERTY

         (a) Neither Trust nor any Acquired Entity owns any Patents or registered Copyrights.

         (b) SCHEDULE 6.15(B) contains a complete and accurate list of (i) all Marks that are owned by or licensed to any Acquired Entity (each such Mark listed or required to be listed in SCHEDULE 6.15(B) is referred to herein as a "LISTED MARK"), and (ii) for each Listed Mark, the countries, states or other jurisdictions (the "JURISDICTIONS") in which such Listed Mark is registered or in which a registration application is pending, the registration or application number, the dates of registration (or application), the classes of registration and the name of the Person in which each Listed Mark is registered. All Listed Marks that have been registered in a Jurisdiction are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) and, to each Seller Party's Knowledge and except as disclosed in SCHEDULE 6.15(B), are valid and Enforceable. Except as disclosed in SCHEDULE 6.15(B), no Listed Mark is now involved in any opposition, invalidation, or cancellation and, to each Seller Party's Knowledge and except as disclosed in
                  SCHEDULE 6.15(B), no such action is threatened with the respect to any such Listed Mark. As of the Closing, to each Seller Party's Knowledge and except as disclosed in SCHEDULE 6.15(B), each Acquired Entity will have the exclusive ownership of and right to use the Listed Marks now owned by such Acquired Entity and at least the nonexclusive right to use the Listed Marks now licensed to such Acquired Entity, in each case, in the Jurisdictions and for the classes of registration under which the Licensed Marks are now used by such Acquired Entity to the fullest extent permitted under applicable trademark law. No Person has any right, by Contract or otherwise, to acquire from Trust, any Acquired Entity, Sarafina Invest Limited, Hurstwood Limited, Beldene Limited, or any Affiliate of any of the foregoing, beneficial or legal ownership of any Listed Mark.

         (c) SCHEDULE 6.15(C) contains a complete and accurate list of (i) all Marks that are owned by or licensed to Trust (each such Mark listed or required to be listed in SCHEDULE 6.15(C) is referred to herein as a "TRUST MARK"), and (ii) for each Trust Mark, the Jurisdictions in which such Trust Mark is registered or in which a registration application is pending, the registration or application number, the dates of registration (or application), the classes of registration and the name of the Person in which each Trust Mark is registered. All Trust Marks that have been registered in a Jurisdiction are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) and, to each Seller Party's Knowledge and except as disclosed in
                  SCHEDULE 6.15(C), are valid and Enforceable. Except as disclosed in SCHEDULE 6.15(C), no Trust Mark is now involved in any opposition, invalidation, or cancellation and, to each Seller Party's Knowledge and except as disclosed in SCHEDULE 6.15(C), no such action is threatened with the respect to any such Trust Mark. As of the Closing, after giving effect to the Trademark Purchase and immediately prior to the sale of the Purchased Assets to Buyer Parties, to each Seller Party's Knowledge and except as disclosed in SCHEDULE 6.15(C), Trust will have the exclusive right to use, and Trust and 368 Canada collectively will have exclusive ownership of, Trust Marks listed on SCHEDULE 6.15(C) in the Jurisdictions and for the classes of registration under which the Licensed Marks are now used by Trust to the fullest extent permitted under applicable trademark law, subject only to the rights of third parties under the Contracts listed on SCHEDULE 6.18. No Person has any right, by Contract or otherwise, to acquire from Trust, any Acquired Entity, Sarafina Invest Limited, Hurstwood Limited, Beldene Limited, or any Affiliate of any of the foregoing, beneficial or legal ownership of any Trust Mark.

         (d) To each Seller Party's Knowledge, the Acquired Entities own or have the right to use pursuant to an Enforceable Contract all Intellectual Property necessary to operate Acquired Entities' businesses as currently conducted. Each item of Intellectual Property that each Acquired Entity owned or used immediately prior to the Closing will be owned or available for use by such Acquired Entity on identical terms and conditions immediately subsequent to the Closing. Each Acquired Entity has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

         (e) Seller Parties have delivered or will prior to Closing deliver to Parent correct and complete copies of all written
                  documentation   evidencing   ownership  and
                  prosecution (if applicable) of each item of any Acquired Entity's Intellectual Property. With respect to each such item of Intellectual Property and except as disclosed in SCHEDULE 6.15(E):

                  (i) to each Seller Party's Knowledge, an Acquired Entity possesses all right, title, and interest in and to the item, free and clear of any Security Interest;

                  (ii)     the item is not subject to any outstanding Order;

                  (iii)    no  Action is  pending  or,  to each  Seller  Party's
                           Knowledge,    threatened    which    challenges   the
                           Enforceability, use, or ownership of the item;

                  (iv) no Acquired Entity has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item; and

                  (v) except as disclosed in SCHEDULE 6.15(E), no Seller Party has Knowledge of any covenants, rights of any other Person, or other restriction on or in respect of the ability to sell wares presently being sold by any Acquired Entity in association with any of the Marks anywhere in world, including, without limitation, Marks containing or consisting of the words REQUEST or BUFFALO.

         (f) Except as disclosed in SCHEDULE 6.15(F), no Seller or Acquired Entity has received any notice alleging that any Acquired Entity has interfered with, infringed upon, misappropriated, or otherwise violated or come into conflict with any other Person's Intellectual Property (including any claim that any Acquired Entity must license or refrain from using any other Person's Intellectual Property). To each Seller Party's Knowledge and except as disclosed in SCHEDULE 6.15(F), no third Person has any Intellectual Property that interferes or would be likely to interfere with any Acquired Entity's use of any of its Intellectual Property. To each Seller Party's
                  Knowledge  and except as  disclosed  in SCHEDULE  6.15(F),  no
                  Acquired Entity will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of any other Person as a result of the continued operation of its businesses as currently conducted. To each Seller Party's Knowledge and except as disclosed in SCHEDULE 6.15(F), no other Person has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Acquired Entity's Intellectual Property.

6.16     INVENTORY

         Acquired Entities' inventory, whether reflected on the Financial Statements or not, consists of raw materials and supplies, manufactured and processed parts, goods in process, and finished goods, all of which is merchantable and, except as has been written down on the face of the Interim Financial Statements (rather than the notes thereto), none of which has been in inventory for more than one hundred twenty (120) days or is damaged. Any inventory that has been written down has either been written off or written down to its net realizable value. There has been no change in inventory valuation standards or methods with respect to the inventory of Acquired Entities in the prior three years. No Acquired Entity holds any items of inventory on consignment from other Persons and no other Person holds any items of inventory on consignment from any Acquired Entity.

6.17     ACQUIRED ENTITY CONTRACTS

         Except as otherwise  disclosed in SCHEDULES  6.14(B),  6.21,  and 6.26,
SCHEDULE 6.17 lists the following Contracts to which any Acquired Entity is a party:

         (a) Any Contract (or group of related Contracts) for the lease of personal property to or from any Person providing for lease payments in excess of $15,000 per annum.

         (b) Any Contract (or group of related Contracts) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to any Acquired Entity, or involve annual consideration in excess of $30,000.

         (c) Any Contract concerning a limited liability company, partnership, joint venture or similar arrangement. (d) Any Contract (or group of related Contracts) under which any Acquired Entity has created, incurred, assumed, or guaranteed any Liability for borrowed money or any capitalized lease in excess of $15,000 per annum, or under which the Contract has imposed or the Acquired Entity has suffered to exist an Encumbrance on any of its assets.

         (e) Any Contract restricting any Acquired Entity's right to compete.

         (f) Any Contract with any Seller or any Affiliates of any Seller other than Acquired Entities.

         (g) Any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other similar Contract for the benefit of its current or former directors, officers, and employees.

         (h)      Any collective bargaining Contract.

         (i) Any Contract for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $40,000 or providing severance benefits.

         (j) Any Contract under which it has advanced or loaned any amount to any of its directors or officers or any Seller or Affiliate or any Seller or, outside the Ordinary Course of Business, to its employees that are not Sellers or Affiliates of any Seller.

         (k) Any Contract pursuant to which any Acquired Entity has granted to a Person rights under or with respect to any of the Acquired Entity's Intellectual Property.

         (l) Any Contract pursuant to which any Acquired Entity has obtained from a Person rights under or with respect to any of the Acquired Entity's Intellectual Property.

         (m) Any other Contract (or group of related Contracts) the performance of which involves receipt or payment of annual consideration in excess of $40,000.

         Sellers have delivered to Parent a correct and complete copy of each written Contract (as amended to date) listed in SCHEDULE 6.17 and a written summary setting forth the terms and conditions of each oral Contract referred to in SCHEDULE 6.17. With respect to each such Contract:

                  (i)      the Contract is Enforceable and unamended;

                  (ii) the Contract will continue to be Enforceable on identical terms following the consummation of the Transactions;

                  (iii) no Acquired Entity (and to each Seller Party's Knowledge, no counter-party) is in material Breach of such Contract, and no event has occurred which, with notice or lapse of time, would constitute a Breach by any Acquired Entity thereunder; and

                  (iv)     no party to the  Contract  has  delivered  a  written
                           demand  for  early  termination   thereof;

                  (v) the Contract has not been assigned in favor of any Person;

                  (vi) no Consent is required from any Person as a result of the Transactions (for assignment, change of control or otherwise); and

                  (vii) there are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to any Acquired Entity under such Contract with any Person having the contractual or statutory right to demand or require such renegotiation and no such Person has made written demand for such renegotiation.

6.18     TRUST CONTRACTS

         (a) SCHEDULE 6.18 lists each Contract pursuant to which (a) Trust has granted to a Person rights under or with respect to any of Trust's Intellectual Property, and (b) Trust has obtained from a Person rights under or with respect to any of Trust's Intellectual Property.

         (b) Trust has delivered to Parent a correct and complete copy of each written Contract (as amended to date) listed in SCHEDULE
                  6.18 and a written summary setting forth the terms and conditions of each oral Contract referred to in SCHEDULE 6.18. With respect to each such Contract:

                  (i)      the Contract is Enforceable and unamended;

                  (ii) upon the Closing, the Contract will continue to be Enforceable on identical terms in effect immediately prior to the Closing, except to the extent such Contract is amended or terminated prior to the Closing as contemplated by this Agreement;

                  (iii) Trust (and to each Seller Party's Knowledge, no counter-party) is in Breach of such Contract, and no event has occurred which, with notice or lapse of time, would constitute a Breach by Trust thereunder;

                  (iv)     no party to the  Contract  has  delivered  a  written
                           demand  for  early  termination   thereof;

                  (v) the Contract has not been assigned in favor of any Person;

                  (vi) no Consent is required from any Person as a result of the Transactions (for assignment, change of control or otherwise); and

                  (vii) there are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to Trust under such Contract with any Person having the contractual or statutory right to demand or require such renegotiation and no such Person has made written demand for such renegotiation.

         (c) Trust has not received any prepayments, advances or other amounts from Persons that have rights to Trust's Intellectual Property with respect to rights or obligations for periods or activities occurring from and after the Closing, including, without limitation, advance payments of royalties not recouped or earned as of the Closing.

6.19     RECEIVABLES

         All of the Receivables represent bona fide transactions, and arose in the Ordinary Course of Business of Acquired Entities, and are reflected properly in their books and records. All of the Receivables are good and collectible receivables in accordance with past practice and the terms of such Receivables, without set off or counterclaims, subject only to the reserve for bad debts set forth on the face of the Interim Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the Ordinary Course of Business of Acquired Entities, consistent with Canadian GAAP. No customer or supplier of any Acquired Entity has any basis to believe that it has or would be entitled to any payment terms other than terms in the Ordinary Course of Business, including any prior course of conduct.

6.20 POWERS OF ATTORNEY

         Except as set forth in SCHEDULE 6.20 and for revocable powers of attorney related to the management of trademarks, there are no outstanding powers of attorney executed on behalf of any Acquired Entity.

6.21     INSURANCE

         SCHEDULE 6.21 sets forth the following information with respect to each insurance policy Contract (including policies providing property, casualty, liability, and workers' compensation coverage, and bond and surety arrangements) to which any Acquired Entity has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past three years:

         (a)      the name, address, and telephone number of the agent;

         (b) the name of the insurer, the name of the policyholder, and the name of each covered insured;

         (c)      the policy number and the period of coverage;

         (d) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

         (e) a description of any retroactive premium adjustments or other loss-sharing arrangements.

                  With respect to each insurance policy Contract:

                  (i)      the Contract is Enforceable and unamended;

                  (ii) the Contract will continue to be Enforceable on identical terms following the consummation of the Transactions;

                  (iii) no Acquired Entity (and to each Seller Party's Knowledge, no counter-party) is in material Breach of such Contract, and no event has occurred which, with notice or lapse of time, would constitute a Breach by an Acquired Entity thereunder;

                  (iv) the Contract has not been assigned in favor of any Person; and

                  (v) no party to the Contract has delivered a written demand for early termination thereof.

         No insurance that any Acquired Entity has ever carried has been canceled nor, to each Seller Party's Knowledge, has any such cancellation been threatened. No Acquired Entity has ever been denied coverage nor, to each Seller Party's Knowledge, has any such denial been threatened. Each Acquired Entity has been covered during the past three years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during such period. SCHEDULE 6.21 also describes any self-insurance arrangements affecting any Acquired Entity.

6.22     LITIGATION

         (a) SCHEDULE 6.22 sets forth each instance in which any Acquired Entity (a) is subject to any outstanding Order or (b) is a party, the subject of, or, to each Seller Party's Knowledge, is threatened to be made a party to or the subject of any Action. No Action required to be set forth in SCHEDULE 6.22 questions the Enforceability of this Agreement or the Transactions, or could result in any Material Adverse Change, and Seller Parties have no basis to believe that any such Action may be brought or threatened against any Acquired Entity.

         (b) SCHEDULE 6.22 sets forth, to each Seller Party's Knowledge, each instance where, due either to (a) rights asserted by another Person, (b) a covenant granted by any Seller or Acquired Entity or any predecessor-in-interest or Affiliate thereof, or (c) any Order, there is any restriction on the ability of any Acquired Entity or its Affiliates to carry on the business currently carried on by such Acquired Entity anywhere in the world, whether or not such restriction results in a Material Adverse Change.

6.23     PRODUCT WARRANTY

         To each Seller Party' Knowledge, each product manufactured, sold, leased, or delivered by Acquired Entities has been in conformity with all applicable Law, Contracts, and all express and implied warranties, and no Acquired Entity has any Liability (and there is no basis for any present or future Action against any of them giving rise to any Liability) for replacement or repair thereof or other Damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Interim
Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the Ordinary Course of Business of Acquired Entities, consistent with Canadian GAAP. No product designed, manufactured, sold, leased, or delivered by any Acquired Entity is subject to any guaranty, warranty, or other indemnity or similar Liability beyond the applicable standard terms and conditions of sale or lease. SCHEDULE
6.23 includes copies of the standard terms and conditions of sale or lease for each Acquired Entity (containing applicable guaranty, warranty, and similar Liability indemnity provisions).

6.24     PRODUCT LIABILITY

         No Acquired Entity has any Liability (and to each Seller Party's Knowledge, there is no basis for any present or future Action against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product designed, manufactured, sold, leased, or delivered by any Acquired Entity.

6.25     LABOR AND EMPLOYEES

         (a) SCHEDULE 6.25(A) lists all the employees, consultants and independent contractors providing services to each Acquired Entity by their employee number without providing their names with, where applicable, their respective position. SCHEDULE 6.25(A) also includes another list with the salary or financial compensation, location, unionized or non-unionized status, years of service, and whether or not a written agreement was signed, with respect to all the employees, consultants and independent contractors providing services to each Acquired Entity. All Employee Agreements have been disclosed and a copy of each written Employee Agreement has been provided to Buyer Parties prior to the Closing Date. No Employee Agreement contains any provision triggering the payment of any financial compensation in relation to the Transactions.

         (b) Except as disclosed in SCHEDULE 6.25(A), Acquired Entities have complied at all times and are in compliance with all applicable Laws in relation to employment, labor relations, workers' compensation, and pay equity.

         (c)      The  location,  and position of each key employee is listed in
                  SCHEDULE 6.25(A) (the "KEY EMPLOYEES").

         (d) To each Seller Party's Knowledge, no executive, Key Employee, or group of employees has any plans to terminate employment with any Acquired Entity; PROVIDED, HOWEVER, that, with respect to each executive officer of an Acquired Entity, the determination of whether any Seller Party has Knowledge of any such executive's plans to terminate employment with any Acquired Entity shall be made without reference to such executive's Knowledge.

         (e) Except as disclosed in SCHEDULE 6.25(E), no Acquired Entity is bound by any bargaining certificate or is a party to or bound by any collective bargaining Contract, nor has any of them experienced any strikes or lockouts in the last five (5) years. To each Seller Party's Knowledge, there is no organizational effort currently being made or threatened by or on behalf of any labor union with respect to any Acquired Entity's employees.

         (f) No Acquired Entity has committed any unfair labor practice (as determined under any Law) and there is no complaint, claim or any other legal procedure filed or, to each Seller Party's Knowledge, threatened against any Acquired Entity.

6.26     EMPLOYEE BENEFITS

         (a) SCHEDULE 6.26 lists each Employee Benefit Plan that is now sponsored, maintained, contributed to, or required to be contributed to, or with respect to which any withdrawal Liability (within the meaning of Section 4201 of ERISA) has been incurred, by any Acquired Entity or any ERISA Affiliate for any employee's benefit, and pursuant to which any Acquired Entity or any ERISA Affiliate has or may have any Liability.

         (b) None of Acquired Entities is party to, bound by or has any obligations in relation to any Canadian Pension Plan.

         (c) Sellers have made available to Parent correct and complete copies of all Employee Benefit Plans required to be listed on
                  SCHEDULE 6.26 and, if applicable, the plan Contracts and summary plan descriptions and any modifications thereto, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, the three (3) more recent actuarial valuations and financial reports, whether or not filed with the competent authorities, and all related trust, insurance, and other funding Contracts that implement each such Employee Benefit Plan and any modifications thereto.

         (d) Each such Employee Benefit Plan (and each related trust, insurance Contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code, other Laws, and its own terms.

         (e) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-l's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan, if applicable. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code Section 4980B have been met with respect to each such Employee Benefit Plan that is an Employee Welfare Benefit Plan.

         (f) All contributions (including all employer contributions and employee salary reduction contributions) that are due have been paid to each such Employee Benefit Plan that is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date that are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in the Ordinary Course of Business by Acquired Entities. All premiums or other payments that are due for all periods ending on or before the Closing Date have been paid or accrued on the Financial Statements with respect to each such Employee Benefit Plan that is an Employee Welfare Benefit Plan.

         (g) No Employee Benefit Plan is an Employee Pension Benefit Plan that is intended to meet the requirements of a "qualified plan" under Code Section 401(a).

         (h) With respect to each Employee Benefit Plan that any Acquired Entity or any ERISA Affiliate sponsors or in the last seven years sponsored, maintains, or in the last seven years has maintained or to which any of them contributes, has ever contributed, or has ever been required to contribute:

                  (i) no such Employee Benefit Plan is subject to Title IV of ERISA;

                  (ii) there have been no Prohibited Transactions with respect to any such Employee Benefit Plan;

                  (iii) no Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply with the requirements of applicable Law in connection with the administration or investment of the assets of any such Employee Benefit Plan; and

                  (iv) no Action with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to each of the Seller Party's Knowledge, threatened, and no Acquired Entity has incurred, and no Seller Party has any reason to expect that any Acquired Entity will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal

                           Liability) or under the Code with respect to any such Employee Benefit Plan that is an Employee Pension Benefit Plan.

         (i) No Acquired Entity or any ERISA Affiliate contributes to, ever has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

         (j) No Acquired Entity or any ERISA Affiliate (i) maintains or contributes to any Employee Benefit Plan that provides, or has any Liability to provide, life insurance, medical, severance or other employee welfare benefits to any employee or any dependent of any employee upon his or her retirement or termination of employment, except as may be required by Code
                  Section 4980B; or (ii) has ever represented, promised or Contracted (whether in oral or written form) to any employee (either individually or to employees as a group) that such employee(s) or dependents would be provided with life insurance, medical, severance or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by Code Section 4980B.

         (k) Except as disclosed in SCHEDULE 6.26, the execution of this Agreement and the consummation of the Transactions will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Employee Benefit Plan, Employee Agreement, trust, or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits, or obligation to fund benefits with respect to any employee, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of any Acquired Entity or the any Buyer Party to amend or terminate any Employee Benefit Plan and receive the full amount of any excess assets remaining or resulting from such amendment or termination, subject to applicable Taxes. No payment or benefit that has been made, will be made, or may be made by any Acquired Entity, any Buyer Party, or any of their respective Affiliates with respect to any Acquired Entity's employee will be characterized as an "excess parachute payment," within the meaning of Code Section 280G(b)(l).

6.27     ENVIRONMENTAL, HEALTH, AND SAFETY MATTERS

         Except as set forth in SCHEDULE 6.27, (a) each Acquired Entity is in compliance in all material respects with all Environmental, Health and Safety Requirements in connection with owning, using, maintaining, or operating its business or assets; (b) each location at which any Acquired Entity operates its business is in compliance, in all material respects, with all Environmental, Health and Safety Requirements; and (c) there are no pending or, to each Seller Party's Knowledge, threatened Actions by any Person that any Acquired Entity's properties or assets is not, or that its businesses has not been conducted, in compliance with all Environmental, Health and Safety Requirements.

6.28     CUSTOMERS AND SUPPLIERS

         SCHEDULE 6.28 lists Acquired Entities' (a) 10 largest customers in terms of sales during (i) the 12 month period ended as of the Most Recent Year End and (ii) the nine month period ended as of the Balance Sheet Date and states the approximate total sales by Acquired Entities to each such customer during such periods, respectively and
(b) ten largest suppliers during the 12 month period ended as of the Most Recent Year End and the nine month period ended as of the Balance Sheet Date. Except as set forth in SCHEDULE 6.28, no Seller Party has received notice of termination or an intention to terminate the relationship with Acquired Entities from any customer or supplier.

6.29     PERMITS

         Acquired Entities possess all Permits required to be obtained for their businesses and operations. SCHEDULE 6.29 sets forth a list of all such Permits. Except as set forth in SCHEDULE 6.29, with respect to each such Permit:

         (a)      it is valid, subsisting and in full force and effect;

         (b) there are no violations of such Permit that would result in a termination of such Permit;

         (c) if applicable, no Acquired Entity has received written notice that such Permit will not be renewed; and

         (d) the Transactions will not adversely affect the validity of such Permit or cause a cancellation of or otherwise adversely affect such Permit.

6.30     CERTAIN BUSINESS RELATIONSHIPS WITH ACQUIRED ENTITIES

         Except as set forth on SCHEDULE 6.30, no Seller or any of its Affiliates has been involved in any business arrangement or relationship with any Acquired Entity at any time since January 1, 2003, and no Seller or any of its Affiliates owns any asset that is used in any Acquired Entity's business.

6.31     PROXY STATEMENT

         None of the information to be supplied in writing by any Seller Party or Acquired Entity for inclusion in the Proxy Statement will, on the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to shareholders of Parent, or will at the time of the Special Meeting contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

                                   ARTICLE 7.
                              PRE-CLOSING COVENANTS

         The Parties agree as follows with respect to the period between the execution of this Agreement and the earlier of the Closing and the Termination
Date:

7.1      GENERAL

         Each Party shall use its Commercially Reasonable Efforts to take all actions and to do all things necessary to consummate, make effective, and comply with all of the terms of this Agreement and the Transactions applicable to it (including satisfaction, but not waiver, of the Closing conditions for which it is responsible or otherwise in control, as set forth in ARTICLE 9).

7.2      NOTICES AND CONSENTS

         (a) Each Seller Party shall give any notices to third parties, and shall use its Best Efforts to obtain any third party Consents listed or required to be listed on SCHEDULES 5.1(C), 5.3(C), or 6.3, or that Parent reasonably may otherwise request in connection with the matters referred to in SECTIONS 5.1(C), 5.3(C) and 6.3. Each Seller Party shall give any notices to, make any filings with, and use its Best Efforts to obtain any Consents of Governmental Bodies, if any, required or reasonably deemed advisable by Buyer pursuant to any applicable Law in connection with the Transactions including in connection with the matters referred to in SECTIONS 5.1(C), 5.3(C) and 6.3.

         (b) Each Buyer Party shall give any notices to third parties, and shall use its Best Efforts to obtain any third party Consents listed or required to be listed on SCHEDULE 5.2(C), or that Sellers reasonably may otherwise request in connection with the matters referred to in SECTION 5.2(C). Each Buyer Party shall give any notices to, make any filings with, and use its Best Efforts to obtain any Consents of Governmental Bodies, if any, required or reasonably deemed advisable by Sellers pursuant to any applicable Law in connection with the Transactions including in connection with the matters referred to in SECTION 5.2(C).

         (c) Each Party shall cooperate and use its Best Efforts to agree jointly on a method to overcome any objections by any Governmental Body to the Transactions.

         (d) Nothing in this SECTION 7.2 will require that (i) Parent or its Affiliates divest, sell, or hold separately any of its assets or properties, or (ii) Parent, its Affiliates, or Acquired Entities take any actions that could affect the normal and regular operations of Parent, its Affiliates, or Acquired Entities after the Closing.

7.3      OPERATION OF BUSINESS

         (a) Each Seller Party covenants and agrees to ensure that no Acquired Entity or Trust shall engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business or engage in any practice, take any action, or enter into any transaction of the sort described in SECTION 6.9, except that (i) an Acquired Entity (but not Trust) may engage in any practice, take any action, or enter into any transaction described in SECTIONS 6.9(A), 6.9(C), 6.9(E), 6.9(F), 6.9(G), 6.9(H), 6.9(I), 6.9(J), 6.9(N), 6.9(P), or
                  6.9(T) that is in the Ordinary Course of Business, and (ii) Trust may enter into Contracts granting third parties rights to the Trust Marks in the Ordinary Course of Business so long as such Contracts constitute Purchased Assets hereunder. Subject to compliance with applicable Law, from the date hereof until the earlier to occur of the

                  Closing or the Termination Date, Seller Parties shall confer on a regular and frequent basis with one or more representatives of Parent to report on operational matters and the general status of Acquired Entities' ongoing business, operations and finances and promptly provide to Parent or its representatives copies of all material filings they make with any Governmental Body during such period. Notwithstanding
                  SECTION 13.5, Seller Parties may request consent to any activity under this SECTION 7.3 by communicating such request in writing or by electronic mail to the Vice President of Finance (or such Person as may be designated by such Person) of Parent. Consent shall be deemed to be given if such Person does not respond to Seller Parties in writing or by electronic mail on or before 5:00 p.m., Pacific time, on the third (3rd) business day following the day on which such Person receives such request in writing or by electronic mail from Seller Parties.

         (b) Notwithstanding SECTION 7.3(A) to the contrary, not later than ten (10) business days prior to the Closing, subject to Buyer Parties' prior written consent, which consent shall not be unreasonably withheld, Sellers may cause any of the Acquired Entities to increase its stated capital or issue a stock dividend on the Shares held by any of the Sellers, or pay to a Seller a dividend in cash or in the form of a note, provided that (i) any such cash dividend or note dividend is solely used by such Seller to subscribe for share capital of the Acquired Entity immediately following the distribution thereof, (ii) such transaction does not cause and is not reasonably likely to cause an adverse Tax consequence for any Acquired Entity or Buyer Party, and (iii) if an Acquired Entity issues a stock dividend to a Seller, the securities that comprise such stock dividend shall, without any further action of the parties, become part of the Shares of such Acquired Entity for all purposes under this Agreement, and shall be transferred and sold to the applicable Buyer Party at the Closing in the same manner and to the same extent as all other Shares to be transferred by such Seller at the Closing, for the same total consideration to such Seller set forth in this Agreement (i.e., no additional consideration for securities issued as a stock dividend).

         (c) Notwithstanding SECTION 7.3(A) to the contrary, not later than ten (10) business days prior to the Closing, subject to Buyer Parties' prior written consent, which consent shall not be unreasonably withheld, any Seller may amalgamate, merger, wind-up, liquidate, proceed to dissolution with or into another Seller, or transfer all or part of Shares of any of the Acquired Entities to another Seller, provided that (i) any such transaction does not cause and is not reasonably likely to cause an adverse Tax consequence for any Acquired Entity or Buyer Party, and (ii) adequate provision is made for the purchase and sale of the Shares held by such Seller from the Seller surviving such transaction, which Shares shall be transferred and sold to the applicable Buyer Party at the Closing for the same total consideration for such Shares as set forth in this Agreement.

         (d) Each Seller Party covenants and agrees to ensure that the maximum indebtedness of Trust and the Acquired Entities to HSBC Bank Canada and its Affiliates does not at any time exceed $25,000,000 (or the equivalent in Canadian Dollars at the Exchange Rate) in principal amount.

7.4      PRESERVATION OF BUSINESS

         Each Seller Party covenants and agrees to ensure that Trust and each Acquired Entity shall conduct its business in substantially the same manner as it has been previously conducted, including maintaining its physical facilities and its relationships with lessors, licensors, licensees, suppliers, customers, officers, employees, and any other Person having business relationships with Trust or such Acquired Entity.

7.5      ACCESS TO BUSINESS INFORMATION

         Each Seller Party covenants and agrees to ensure that Trust and each Acquired Entity shall permit representatives of Parent (including financing providers) to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Trust or Acquired Entities, to all premises, properties, personnel, books, records, Contracts and documents pertaining to Trust and such Acquired Entity and shall furnish copies of all such books, records, Contracts and documents and all financial, operating and other data, and other information as Parent may reasonably request.

7.6      NOTICE OF DEVELOPMENTS

         Seller Parties shall give prompt written notice to Parent of any development occurring after the date of this Agreement, or with respect to representations and warranties that are qualified by Knowledge, any item about which such Person did not have Knowledge on the date of this Agreement, which in each case causes or reasonably could be expected to cause a Breach of any of the representations and warranties in SECTIONS 5.1 or 5.3 or ARTICLE 6. Parent shall give prompt written notice to Sellers and Trust of any development occurring after the date of this Agreement, or with respect to representations and warranties that are qualified by Knowledge, any item about which such Person did not have Knowledge on the date of this Agreement, which causes or reasonably could be expected to cause a Breach of any of the representations and warranties in SECTION 5.2. No disclosure by any Party pursuant to this SECTION 7.6 shall be deemed to amend or supplement the Schedules or to prevent or cure any misrepresentation or Breach of any representation, warranty, or covenant.

7.7      EXCLUSIVITY

         No Seller Party will (a) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any Equity Interests or any substantial portion of the assets of Trust or any Acquired Entity (including any acquisition structured as a merger, consolidation, or share exchange) or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. No Seller will vote its Shares in favor of any such transaction. Seller Parties will notify Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing and the terms of any such proposal, offer, inquiry, or contact.

         No Buyer Party or any of its Affiliates will (a) solicit, initiate, or encourage the submission of any proposal or offer from any Person with respect to a merger, acquisition or similar transaction involving the purchase of all or substantially all of the assets or equity securities of a third party (including any acquisition structured as a merger, consolidation, or share exchange), or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing.

7.8      AFFILIATED TRANSACTIONS

         Except as disclosed on SCHEDULE 7.8, Seller Parties shall cause all Contracts and transactions by and between any Seller, Trust or any Affiliate of any Seller (other than an Acquired Entity), on the one hand, and Acquired Entities, on the other hand, to be terminated effective as of the Closing, without any cost or continuing obligation to Acquired Entities or any Buyer Party, and shall deliver to Parent evidence of such terminations that is reasonably acceptable to Parent.

7.9      REPAYMENT OF CERTAIN LIABILITIES OF SELLERS AND TRUST

         At or prior to the Closing, each Seller and Trust shall satisfy, pay in full, or discharge all Liabilities that such Seller or Trust or any of their respective Affiliates (other than an Acquired Entity) may have to Acquired Entities, including the Liabilities described on SCHEDULE 7.9, other than up to $400,000 of such Liabilities to be forgiven by the Acquired Entities prior to the Closing as expressly provided for on SCHEDULE 7.9. Sellers and Trust shall provide evidence to Parent of such repayment, discharge, or forgiveness in form and substance reasonably acceptable to Parent.

7.10     DISCHARGE OF CERTAIN LIABILITIES PAYABLE TO SELLERS AND TRUST

         At or prior to the Closing, each Acquired Entity shall satisfy, pay in full or discharge all Liabilities it may have to any Seller or Trust or any of their respective Affiliates (other than an Acquired Entity), all of which Liabilities are described on SCHEDULE 7.10. Acquired Entities shall provide evidence to Parent of such repayment, discharge, or forgiveness in form and substance reasonably acceptable to Parent.

7.11     SHAREHOLDERS MEETING; PROXY STATEMENT

         (a) If required by Parent's articles of incorporation, as amended and now or hereafter in effect, and/or applicable law in order to consummate the Transactions, Parent shall use Commercially Reasonable Efforts to take all action necessary in accordance with the CGCL and Parent's articles of incorporation and bylaws, each as amended and now or hereafter in effect, duly to call, give notice of, convene and hold a meeting of Parent's shareholders (the "SPECIAL MEETING") as promptly as practicable following the date of this Agreement for the purpose of considering and taking action upon this Agreement and the Transactions.

         (b) If required under applicable law, Parent shall prepare and file with the SEC a preliminary proxy or information statement relating to this Agreement and the Transactions and obtain and furnish the information required to be included by the SEC in the Proxy Statement and, after consultation with Seller Parties, respond promptly to any comments made by the SEC with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement, including any amendments or supplements thereto (the "PROXY STATEMENT") to be mailed to its shareholders at the earliest practicable date, provided that no amendments or supplements to the Proxy Statement will be made by Parent without consultation with Seller Parties and their counsel. The Parties shall cooperate with each other in the preparation of the Proxy Statement, and Parent shall notify Seller Parties of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Seller Parties promptly copies of all correspondence between Parent or any representative of Parent and the SEC. Parent shall give Seller Parties and their counsel the opportunity to review and comment thereon. If at any time after the date the Proxy Statement is mailed to shareholders and prior to the Special Meeting any information relating to Buyer Parties, Sellers, Acquired Entities, Trust, or any of their respective Affiliates, officers or directors, is discovered by any of the Parties which is required to be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC by Parent and to the extent required by law, disseminated to Parent's shareholders. Seller Parties agree that (i) they will provide Parent with all information concerning Sellers, Trust, and Acquired Entities and their respective Affiliates necessary or appropriate to be included in the Proxy Statement, (ii) at the Special Meeting or any postponement or adjournment thereof (or at any other meeting at which the Transactions or this Agreement are considered by shareholders), they will vote, or cause to be voted, all of the shares of Parent Common Stock then owned by them, or any of their Affiliates, if any, in favor of adoption of this Agreement and the Transactions, and (iii) they will promptly notify Parent of any request by the SEC and use Commercially Reasonable Efforts to assist Parent in responding promptly to all such comments of and requests by the SEC. As promptly as practicable after the Proxy Statement has been cleared by the SEC, Parent shall mail the Proxy Statement to the shareholders of Parent.

7.12     PUBLICITY

         Buyer Parties will consult with Seller Parties before issuing, and provide Sellers reasonable time and opportunity to review and comment upon, and use reasonable efforts to agree on the form and substance of, any press release or other public statement with respect to the Transactions, and shall not issue any such press release or make such other public announcement prior to such consultation, except as required under applicable Laws (including securities
Laws). Seller Parties will not issue any press release or other statements to any third party (other than to their respective agents) with respect to the Transactions without the express written consent of the Parent.


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7.13     TRADEMARK PURCHASE

         Prior to the Closing, Trust shall acquire the Trust Marks pursuant to and in accordance with the Trademark Purchase Agreements.

7.14     RIGHTS TO NAME

         The Sellers shall procure and cause David Bitton, without further consideration payable by the Buyer Parties or the Acquired Entities, to enter into an agreement with Buyer, in a form that is mutually acceptable to Buyer Parties and David Bitton, that provides in substance that: (a) subject to the exclusions below, Buyer and its Affiliates collectively shall have a fully-paid up, fully transferable and sub licensable, exclusive license to use his name, surname signature, likeness and other personal indicia ("PERSONAL INDICIA") in perpetuity in association with the operation of a business in the field of apparel and apparel accessories, including clothing, footwear, belts, totes, leather goods, and hats, and fragrances ("RESTRICTED AREAS"); (b) a covenant that David Bitton will not use his Personal Indicia in perpetuity in conjunction with goods or services in the Restricted Areas; but (c) notwithstanding the foregoing, David Bitton shall be free to use his Personal Indicia in association with all activities other than in the Restricted Areas. Additionally, the agreement with David Bitton shall restrict Buyer and its Affiliates from using the Personal Indicia in association with merchandise sold through certain lower tier distribution channels (budget and mass market retailers) if the Personal Indicia was not used previously in connection with the sale of merchandise by Buyer or the Acquired Entities through such distribution channels prior to the Closing or after the Closing while Gabriel Bitton serves as the Senior Officer of Buyer.

7.15     SECURITY AGREEMENT AND INTERCREDITOR AGREEMENT

         (a) At Closing, the Buyer Parties and the Sellers shall execute and deliver a Security Agreement in form and substance reasonably acceptable to Buyer Parties and the Sellers (the "SECURITY AGREEMENT"), pursuant to which the Buyer Parties will grant the Sellers, as security for the Buyer Parties' obligations to make the Future Payments (the "SELLER OBLIGATIONS"), a first priority Security Interest in the Seller Priority Collateral and a Security Interest, ranking second in priority only to the Security Interest of Guggenheim therein to the extent securing the Senior Obligations, in the Trust Marks and all proceeds thereof (the "SELLER SUBORDINATED COLLATERAL" and together with the Seller Priority Collateral, the "COLLATERAL"). Sellers acknowledge and agree that Buyer Parties shall be free to grant a Security Interest in the Collateral to Guggenheim provided that Sellers' Security Interest in the Seller Priority Collateral pursuant to the Security Agreement shall have priority over any other Security Interests in the Collateral.

         (b) At Closing, the Sellers shall execute and deliver an Intercreditor Agreement with Guggenheim, GMAC CF and other lenders to Buyer Parties, in form and substance acceptable to Sellers, Guggenheim and the other lenders a party thereto (the "INTERCREDITOR AGREEMENT"), and containing, among other terms and conditions, the following terms and conditions:


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


                  (i) The Sellers acknowledge and agree that each of Guggenheim and certain other lenders of the Buyer Parties has been or will be granted a Security Interest in the Collateral and that Sellers have no right or interest in any other property of the Buyer Parties, other than the Collateral.

                  (ii) Except for Guggenheim's first priority (to the extent it secures the Senior Obligations) Security Interest in the Seller Subordinated Collateral, the Security Interests of each of Guggenheim, GMAC CF and any other secured creditors of Buyer Parties in the Collateral will be subordinated to Sellers' Security Interest in the Collateral.

                  (iii) Each of the Sellers will agree to subordinate its Security Interest in the Seller Subordinated Collateral to the Security Interest of Guggenheim to the extent such Security Interest secures the Senior Obligations.

                  (iv) The Sellers will agree not to exercise any remedies or rights under this Agreement and the Security Agreement (the "SELLER DOCUMENTS") with respect to any Collateral, other than as set forth below with respect to Seller Priority Collateral.

                  (v) The Sellers will agree not to exercise any remedies or rights under the Seller Documents with respect to the Collateral, provided that such standstill will terminate with respect to the Seller Priority Collateral on a date which is 180 days following delivery of a notice of a Payment Default following a Payment Default under the Seller Documents.

                  (vi) The Sellers will grant Guggenheim a right (but not an obligation) to purchase all of the Seller Obligations after the occurrence of a breach under any of the Seller Documents.

                  (vii) Sellers will agree that, if an event of default with respect to the Senior Obligations has occurred and is continuing and Sellers have received written notice of such event of default, all payments of the Seller Obligations shall be subordinate and junior in right of payment to the Senior Obligations, provided that such subordination shall continue only for a period of 180 days following delivery of a notice by Sellers to Guggenheim of a Payment Default following a Payment Default under the Seller Documents.

                  (viii) The Sellers and Guggenheim will agree to grant to GMAC CF a nonexclusive, royalty-free license to use the Collateral to sell or otherwise dispose of any inventory (including raw materials, work-in-process and finished goods) on hand or ordered, against which inventory GMAC CF has directly loaned amounts to the Buyer Parties and which inventory secures such financing arrangements between GMAC CF, on the one hand, and the Buyer Parties and any of their respective Affiliates and Subsidiaries, on the other hand. The license will be similar in substance to the limited license granted to GMAC CF with respect to American Rag(R) and other trademarked apparel
                           inventory   as   provided   for   in   that


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


                           certain Intercreditor Agreement, dated as of June 16, 2006, between GMAC CF and Guggenheim.

         (c) For purposes of this SECTION 7.15, the following terms shall have the following meanings: "PAYMENT DEFAULT" means the failure by the Buyer Parties to make any payment on the Seller Obligations when due (after giving effect to any grace periods) which has continued for a period of fifteen (15) days; "SELLER PRIORITY COLLATERAL" means Contracts constituting part of the Purchased Assets and pursuant to which Trust has granted to a Person rights under or with respect to any of Trust's Intellectual Property and the proceeds thereof, all renewals of any of the forgoing Contracts for an additional term, and all new Contracts that replace any of the forgoing Contracts entered into with the existing licensee or any new licensee, so long as such renewal or replacement Contract grants substantially the same rights with respect to substantially the same merchandise in substantially the same territory provided for in the original Contract being renewed or replaced; and "SENIOR OBLIGATIONS" means the obligations of the Buyer Parties and/or their Affiliates to Guggenheim and the lenders under the Credit Agreement, dated June 16, 2006, among Parent, Guggenheim, the lenders thereunder and other parties thereto, as the same is amended, restated, renewed, extended or otherwise modified from time to time, but solely with respect to up to $65,000,000 in principal amount of advances made by Guggenheim and such lenders to Buyer Parties or their Affiliates (which amount shall be reduced by the amount of any repayments of principal on the Senior Obligations after the Closing).

7.16     DISCHARGE OF CERTAIN SECURITY INTERESTS OF ACQUIRED ENTITIES

         At or prior to the Closing, each Seller Party shall discharge or caused to be discharged the Security Interest listed on SCHEDULE 7.16 and shall provide confirmation of the discharges received from the relevant authorities to the Buyer Parties.

7.17     ANCILLARY AGREEMENTS

         At the Closing, the Sellers shall procure and cause each of the Bitton Brothers to enter into each Ancillary Agreement to which such Bitton Brother is a party.

7.18     TAX RETURNS; AFFIDAVIT

         Prior to Closing, the Sellers shall cause each Acquired Entity to have prepared and filed with all appropriate Governmental Bodies all Tax Returns in respect of Taxes required to be filed by applicable Law on or prior to Closing. At or immediately before Closing, Sellers Parties shall deliver to Parent an affidavit, under penalties of perjury, stating that Buffalo US is not and has not been a United States real property holding corporation, dated as of the Closing Date and in form and substance required under Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3) so that Parent is exempt from withholding any portion of the US Buffalo Purchase Price.


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


                                   ARTICLE 8.
                             POST-CLOSING COVENANTS

         The Parties  agree as follows with respect to the period  following the
Closing:

8.1      GENERAL

         In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each Party shall take such further action (including executing and delivering such further instruments and documents) as any other Party reasonably may request, all at the requesting Party's sole cost and expense (unless the requesting Party is entitled to indemnification therefor under ARTICLE 11). After the Closing, Buyer shall be entitled to possession of all documents, books, records, agreements, and financial data of any sort relating to Acquired Entities.

8.2      LITIGATION SUPPORT

         So long as any Party actively is contesting or defending against any Action in connection with (a) the Transactions or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any Acquired Entity or the Purchased Assets, each other Party shall cooperate with such Party and such Party's counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as will be necessary in connection with the contest or defense, at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party or one of its Affiliates is entitled to indemnification therefor under ARTICLE 11).

8.3      TRANSITION

         No Seller or Trust shall take any action that is designed or intended to have the effect of discouraging any lessor, licensor, licensee, customer, supplier, or other business associate of any Acquired Entity or relating to the Purchased Assets from maintaining at least as favorable business relationships with Acquired Entities or Buyer Parties after the Closing as it maintained with Acquired Entities or Trust prior to the Closing. Each Seller and Trust shall, and shall cause its Affiliates to, refer all customer, supplier, and other inquiries relating to the businesses of Acquired Entities or the Purchased Assets to Buyer Parties or an Affiliate thereof.

8.4      CONFIDENTIALITY

         Each Seller and Trust shall treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement. If Trust or any Seller is ever requested or required (by oral question or request for information or documents in any Action) to disclose any Confidential Information, Trust or such Seller shall notify Parent promptly of the request or requirement so that Parent may seek an appropriate protective Order or waive compliance with this SECTION 8.4. If, in the absence of a protective Order or the receipt of a waiver hereunder, Trust or any Seller that, on the written advice of counsel, is compelled to disclose any Confidential Information to any Governmental Body, arbitrator, or mediator or else stand Liable for contempt, Trust or that Seller may disclose the


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


Confidential Information to the Governmental Body, arbitrator, or mediator; PROVIDED, HOWEVER; that the disclosing Party shall use its Commercially Reasonable Efforts to obtain, at the request of Parent, an Order or other assurance that confidential treatment shall be accorded to such portion of the Confidential Information required to be disclosed as Parent may designate.

8.5      RELEASE

         (a) Trust and each Seller, on behalf of such Person and each of such Person's heirs, representatives, successors, and assigns, hereby releases and forever discharges each Acquired Entity, and each of its respective officers, directors, managers, employees, agents, stockholders, controlling persons, representatives, Affiliates, successors, assigns (individually, a "RELEASEE" and collectively, "Releasees") from any and all Actions, Orders, Damages, Liabilities, and, except as expressly contemplated by this Agreement and the Ancillary Agreements, Contracts whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which such Person or any of such Person's respective heirs, representatives, successors or assigns now has, have ever had or may hereafter have against the respective Releasees arising on or prior to the Closing Date or on account of or arising out of any matter, cause, or event occurring on or prior to the Closing Date including any rights to indemnification or reimbursement from any Acquired Entity, whether pursuant to their respective Organizational Documents, Contract or otherwise and whether or not relating to Actions pending on, or asserted after, the Closing Date; PROVIDED, HOWEVER, that nothing contained herein will operate to release any obligations of any Acquired Entity arising under this Agreement and the Ancillary Agreements. Trust and each Seller hereby irrevocably covenants to refrain from, directly or indirectly, asserting any cause of Action, or commencing, instituting or causing to be commenced, any Action, of any kind against any Releasee, based upon any matter purported to be released hereby.

         (b) Each Acquired Entity, on behalf of such Person and each of such Person's heirs, representatives, successors, and assigns, hereby releases and forever discharges each of Sellers and Trust, and each of its respective officers, directors, managers, employees, agents, stockholders, controlling persons, representatives, Affiliates, successors, assigns (individually, a "SELLER RELEASEE" and collectively, "SELLER RELEASEES") from any and all Actions, Orders, Damages, Liabilities, and, except as expressly contemplated by this Agreement and the Ancillary Agreements, Contracts whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which such Person or any of such Person's respective heirs, representatives, successors or assigns now has, have ever had or may hereafter have against the respective Seller Releasees on or prior to the Closing Date or on account of or arising out of any matter, cause, or event occurring on or prior to the Closing Date whether or not relating to Actions pending on, or asserted after, the Closing Date; PROVIDED, HOWEVER, that nothing contained herein will operate to release any obligations of any of Seller Party or Trust arising under this Agreement and the Ancillary Agreements. Each Acquired Entity hereby irrevocably covenants to refrain from, directly or indirectly, asserting any cause of Action, or commencing, instituting or causing to be
                  commenced,   any  Action,  of  any  kind  against  any  Seller
                  Releasee, based upon any matter purported to be released hereby.


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


8.6      STOCK CERTIFICATES

         (a) Each stock certificate representing Buyer Exchangeable Shares will be imprinted with a legend substantially in the following form:

         UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR
         (4) MONTHS AND A DAY AFTER THE LATER OF (I) [CLOSING DATE] AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

         NEITHER THE SECURITIES EVIDENCED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE IN EXCHANGE THEREOF HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY, NOR ANY SECURITIES ISSUABLE IN EXCHANGE THEREOF, NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         (b) Each stock certificate representing Parent Shares will be imprinted with legends substantially in the following form:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT RESTRICTING THEIR TRANSFER, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED TO ANY PROSPECTIVE PURCHASERS ON REQUEST. THE AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON THE SALE,


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


         TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

8.7      BOARD REPRESENTATION

         Effective upon the Closing, Parent shall appoint Gabriel Bitton and Louis Padilla or, if either or both of Gabriel Bitton or Louis Padilla is unwilling to serve or is unable to serve due to death or disability or for the reasons described in clause (ii) of this paragraph, any other nominee of Sellers reasonably acceptable to Parent (Gabriel Bitton and Louis Padilla or such other nominee, the "SELLER NOMINEES") to serve on Parent's Board of Directors. Following the Closing and until the earlier of (a) the fifth anniversary of the Closing Date and (b) the date that Sellers and their Affiliates as of the Closing Date collectively "beneficially own" (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) less than five million shares (as adjusted for stock splits, reverse stock splits, etc.) of the issued and outstanding Parent Common Stock, Parent shall use its best efforts to nominate the Seller Nominees as nominees of Parent's Board of Directors for reelection as directors at each shareholders meeting at which the Seller Nominees' seats on Parent's Board of Directors are being voted upon; PROVIDED, HOWEVER, that Parent shall not be required to nominate a Seller Nominee (i) if the Seller Nominee does not agree to be named as a nominee and provide all information required to be included in Parent's proxy statement for the applicable shareholders meeting or otherwise required to be disclosed by Parent or (ii) the Seller Nominee is prohibited or disqualified from serving on the Board of Directors of Parent pursuant to any order, judgment, or decree of any Governmental Authority.

         Parent will indemnify the Seller Nominees to the fullest extent permitted by Law against any liability for any act or omission relating to his appointment as director of Parent. Nothing in this Agreement limits the rights of a Seller Nominee to claim indemnity apart from the provisions of this Agreement, if he is entitled to such indemnity. Parent will purchase and maintain customary directors and officers' insurance coverage for the benefit of the Seller Nominees and all other members of Parent's Board of Directors, in such amounts and on such terms as are approved by Parent's Board of Directors.

8.8      TREATMENT OF CERTAIN TAX MATTERS POST-CLOSING

         The following provisions shall govern the allocation of responsibility as between Buyer Parties and Sellers for certain Tax matters following the Closing Date:

         (a) TAXABLE PERIODS AND ALLOCATION OF TAXES. The Target Companies shall, unless prohibited by applicable Law, close the taxable period of each of Acquired Entities as of the close of the Closing Date. For purposes of this Section, in the case of any Taxes that are imposed on a periodic basis and are payable for a Taxable period which begins before the Closing Date and ends after the Closing Date, the portion of such Tax which relates to the portion of such Taxable period ending on the Closing Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Taxable period multiplied by a fraction the numerator of which is the number of days in the Taxable period ending on the Closing Date and the denominator of which is the number of days in the entire


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                  Taxable  period,  and (y) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would be payable if the relevant Taxable period ended on the Closing Date. Any credits relating to a Taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant Taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations of income, gains, loss, deduction, and credits shall be made in a manner consistent with prior practice of the applicable Target Company.

         (b) CLOSING TAX RETURNS. The Target Companies shall prepare or cause to be prepared and file or cause to be filed all Tax
                  Returns for Acquired Entities for all periods ending on or prior to the Closing Date which are required to be filed after the Closing Date and all Tax Returns for each Acquired Entity for Tax periods which begin before the Closing Date and end after the Closing Date (the "CLOSING TAX RETURNS"). The applicable Acquired Entity shall cause copies of such Closing Tax Returns (other than informational returns such as Forms 1099 and Forms W-2) to be delivered to Parent and Sellers at least forty five (45) days prior to the filing date for their review and approval, which shall not be unreasonably withheld or delayed. Parent and Sellers shall give any comments on such Closing Tax Returns in writing to the applicable Acquired Entity, with a copy to Parent or Sellers, as applicable, within ten (10) days following the delivery of the Closing Tax Returns. The applicable Acquired Entity, Parent and Sellers shall attempt in good faith mutually to resolve any disagreements regarding such Closing Tax Returns prior to the due date for filing thereof. Any disagreements regarding such Closing Tax Returns which are not resolved by thirty (30) days prior to the filing date for such Closing Tax Returns shall be promptly referred to the Neutral Accounting Firm. The Neutral Accounting Firm shall prepare the final Closing Tax Return within twenty five (25) days of such referral, and such preparation shall be final and binding on the Acquired Entity, Parent and Sellers. The fees and expenses of the Neutral Accounting Firm shall be paid by Parent and Sellers equally. Closing Tax Returns shall so far as practicable be prepared using elections consistent with past practices, and financial statement Tax accruals for any timing differences from financial statement income will be treated as Taxes paid or payable for purposes of the allocations contained in this paragraph.

         (c) AMENDMENTS. Without the prior written consent of Sellers, which consent shall not be unreasonably withheld, neither the Acquired Entity nor Parent shall file or cause to be filed for fiscal periods ending on or prior to the Closing Date or deemed to end on the Closing Date for the purpose of this Agreement, any amended Tax Return if any such filing affects the obligation of Sellers to provide indemnification for any Tax Liability of the Acquired Entity pursuant to this Agreement.

         (d)      COOPERATION ON TAX MATTERS.

                  (i) After the Closing Date, Acquired Entities, Parent and Sellers shall cooperate fully, as and to the extent reasonably requested by the other parties, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes for which Sellers are or may be partially or fully liable to the Seller Indemnified Parties pursuant to this


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


                           Agreement. Such cooperation shall include the retention and (upon any other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

                  (ii) Parent and each Acquired Entity further agree, upon request, to provide the other Parties with all information that such Party may be required to report pursuant to Section 6043 of the Code and all Treasury Regulations promulgated thereunder.

         (e) TAX PROCEEDINGS. Notwithstanding any other provision contained in this Agreement, after the Closing Date, in the case of any audit, examination, or other proceeding with respect to Taxes ("TAX Proceeding") for which Sellers are or may be partially or fully liable to the Seller Indemnified Parties pursuant to this Agreement, the applicable Acquired Entity shall inform Sellers within ten (10) business days after the receipt of any notice of such Tax Proceeding. The Acquired Entity shall be responsible for the management of the Tax Proceeding, provided that Sellers shall have the right (1) to participate fully in the Tax Proceeding, either personally or through a representative (including separate counsel of its own choosing at its sole cost and expense) to the extent it is affected by such proceeding, (2) to receive copies of all correspondence regarding the Tax Proceeding, and reasonable advance notice from the Acquired Entity of any meetings, hearings or proceedings, (3) to review in advance and comment on any pleadings, briefs, or other documents to be filed, and (4) to approve any judgment or settlement, closing or other agreement with respect to any Tax Proceeding, which approval shall not be unreasonably withheld or delayed.

         (f) CERTAIN TAXES. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, if any, shall be paid by the applicable Acquired Entity when due, and such Acquired Entity shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Law, Buyer Parties shall, and shall cause its Affiliates to, join in the execution of any such Tax Returns and other documentation.

         (g) RETENTION OF DOCUMENTS. Each Acquired Entity agrees to retain all books and records with respect to Tax matters pertinent to such Acquired Entity relating to any taxable period beginning before the Closing Date until the expiration of the prescription period of the statute of limitations (and, to the extent notified by Buyer Parties, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority.

         (h) TAX INDEMNIFICATION. Without limiting the rights of the Seller Indemnified Parties to be indemnified pursuant to ARTICLE 11, Sellers and Trust, jointly and severally, shall indemnify and hold the Seller Indemnified Parties harmless from and pay any and all Damages directly or indirectly resulting from, relating to, arising out of, or attributable to (i) any Tax payable by or on behalf of any Seller Party or Acquired Entity for any taxable period ending on or prior to the Closing Date, (ii) Taxes of any member of a consolidated or combined tax group of which any Seller Party is, or was at any time, a member, for which any Acquired Entity is jointly or severally liable as a result of its inclusion in such group prior to the Closing Date, and (iii) with respect to any Taxes payable by or on behalf of any Acquired Entity due for period beginning before and ending after the Closing Date (whether or not assessed prior to the Closing Date), the Taxes allocable to the portion of such period that ends on and includes the Closing Date ("SELLERS' PRO RATA SHARE"). For purposes of calculating Sellers' Pro Rata Share of Taxes described in clause (iii), the Closing Date will be treated as the last day of a taxable period, and the portion of any such Tax that is allocable to the taxable period that is so deemed to end on the Closing Date will be:
                  (1) in the case of Taxes that are either (x) based upon or related to income or receipts, (y) imposed in connection with any sales or other transfer or assignment of property (real or personal, tangible or intangible) other than transfers pursuant to this Agreement, or (z) imposed on a periodic basis and measured by the level of any item that is required to be determined as of the Closing Date or that is reasonably determinable as of the Closing Date and such determination is made by a party in a manner reasonably acceptable to Parent and Sellers, deemed equal to the amount that would be payable if the period for which such Tax is assessed ended with the Closing Date; and (2) in the cases of Taxes imposed on a periodic basis and measured by the level of any item, other than Taxes described in clause (1) hereof, will be deemed to be the amount of such Taxes for the entire period (or, in the case of such taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction the numerator of which is the number of calendar days in the period ending with the Closing Date and the denominator of which is the number of calendar days in the entire period; and (3) exemptions, allowances or deductions that are calculated on an annual basis such as the deduction for depreciation, will be apportioned on a daily basis in the same manner as Taxes under clause (2) hereof. Returns for periods beginning before closing and ending after closing shall so far as practicable be prepared using elections consistent with past practices, and financial statement tax accruals for any timing differences from financial statement income will be treated as taxes paid or payable for purposes of the allocations contained in this paragraph. For the avoidance of doubt, the allocation of tax liabilities under this paragraph shall be unaffected by the carryback of tax losses, credits or other attributes attributable to periods beginning after closing even though such carrybacks may have the effect of reducing taxes paid or accrued for periods covered by this tax allocation.

                  Notwithstanding anything in this SECTION 8.8(H) to the contrary, Sellers and Trust will have no obligation to indemnify Seller Indemnified Parties for Taxes to the extent adequate provision was made therefor on the balance sheet included in the Interim Financial Statements (other than in the notes thereto) or to the extent arising after the Balance Sheet Date in the Ordinary Course of Business.

8.9      RESTRICTIVE COVENANT

         The Buyer Parties and the Seller Parties agree that no portion of the 368 Purchase Price, Buffalo Inc. Purchase Price, 316 Purchase Price, Buffalo US Purchase Price or the Asset


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


Purchase Price be allocated to a "restrictive covenant" as that term is defined for the purpose of the INCOME TAX ACT (Canada). However, if any portion of the 368 Purchase Price, Buffalo Inc. Purchase Price, 316 Purchase Price, Buffalo US Purchase Price or the Asset Purchase Price is determined by tax authorities to be in respect of a "restrictive covenant" (the "REALLOCATION"), then the Buyer Parties and the Seller Parties agree to use their best effort in order that the full amount of such portion be subject to an election under Section 56.4 of the INCOME TAX ACT (Canada), or any other provision to the same effect, in order for such amount to be treated as proceeds of disposition of the shares in the capital of the Acquired Entities or as part of the cumulative eligible capital account under subsection 14(5) of the INCOME TAX ACT (Canada). In this respect, the consideration paid to the Sellers for the Shares of the Acquired Entities and the consideration paid to the Sellers for entering into this Agreement will be deemed to be and always to have been the corresponding amounts under the Reallocation. Upon the Sellers' request, Parties shall file the prescribed form in accordance with the INCOME TAX ACT (Canada) and any subsequent amendment. If any Canadian provincial taxing authority proposes a similar provision, and it is determined by such provincial tax authority that any portion of the 368 Purchase Price, Buffalo Inc. Purchase Price, 316 Purchase Price, Buffalo US Purchase Price or the Asset Purchase Price is in respect of a "restrictive covenant", then the Seller Parties and the Buyer Parties shall make a similar provincial election.

8.10     OPTION AWARDS

         For a period of twenty-four (24) months following the Closing, the Senior Officer shall have authority to provide for the grant to employees of Buyer and its Subsidiaries (other than the Bitton Brothers), of options to purchase up to an aggregate of 1,000,000 shares of Parent Common Stock pursuant to, and in accordance with, the terms and conditions of Parent's 2006 Stock Incentive Plan or such other plan approved for such purpose by Parent's Board of Directors. The options shall have an exercise price equal to the fair market value of Parent Common Stock on the date of grant, vest over four (4) years in accordance with Parent's then current vesting schedule for similarly situated employees, and otherwise be subject to Parent's form of option agreement for similarly situated employees.

                                   ARTICLE 9.
                               CLOSING CONDITIONS

9.1      CONDITIONS PRECEDENT TO OBLIGATION OF BUYER PARTIES

         Buyer Parties' obligation to consummate the Transactions contemplated to occur in connection with the Closing and thereafter is subject to the satisfaction of each condition precedent listed below.

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty set forth in SECTIONS 5.1 and 5.3 and ARTICLE 6 must have been accurate and complete in all respects (without giving effect to any provisions including the word "material" or words of similar import, or to materiality, as reflected under Canadian GAAP, in the representations in SECTION 6.8 relating to the Financial Statements), as of the date of this Agreement, and must be accurate and complete in all respects (without giving effect to any provisions including the word "material" or words of similar import, or to  materiality,  as reflected  under Canadian GAAP, in the representations in SECTION 6.8 relating to the Financial Statements), as of the Closing Date, as if made on the Closing Date (except as expressly provided in a representation or warranty, as arising as a direct results of the implementation of the Transaction Documents in accordance with their respective terms and except for inaccuracies that individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change (or Effect)).

         (b) COMPLIANCE WITH OBLIGATIONS. Each Seller Party must have performed and complied with all of its covenants to be performed or complied with at or prior to Closing (singularly and in the aggregate) in all material respects.

         (c) NO MATERIAL ADVERSE CHANGE OR DESTRUCTION OF PROPERTY. Since the date hereof there must have been no event, series of events or the lack of occurrence thereof which, singularly or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, (i) there must have been no Material Adverse Change, (ii) there must not have been any action or inaction by a Governmental Body, arbitrator, or mediator which caused or could reasonably be expected to cause a Material Adverse Change, and (iii) there must not have been any fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which has had or could reasonably be expected to have a Material Adverse Effect.

         (d) NO ADVERSE LITIGATION. There must not be pending or threatened any Action by or before any Governmental Body, arbitrator, or mediator which seeks to restrain, prohibit, invalidate, or collect Damages arising out of the Transactions, or which, in the reasonable judgment of Parent, makes it inadvisable to proceed with the Transactions.

         (e) SELLER PARTY CONSENTS. Seller Parties must have received Consents to the Transactions and waivers of rights to terminate or modify any rights or obligations of any Acquired Entity from any Person (i) from whom such Consent is required, including Consents listed on SCHEDULES 5.1(C), 5.3(C), and 6.3, and under any Contract listed or required to be listed in SCHEDULES 6.17, 6.21, and 6.26, or under Law, or (ii) who as a result of the Transactions, would have such rights to terminate or modify such Contracts, either by their terms or as a matter of Law, other than (A) Consents required under real property leases to which the Acquired Entities are party,
                  (B) the Consent of HSBC Bank Canada, or (C) unless, in each case, the failure to receive such consents or waivers either individually or in the aggregate would not have a Material Adverse Effect.

         (f) BUYER PARTY CONSENTS. Buyer Parties must have obtained all Consents listed on SCHEDULE 5.2(C).

         (g) LIABILITIES. Prior to the Closing, Seller Parties must have obtained and delivered to Parent full satisfactions or releases of all Liabilities due to or from Acquired Entities and Trust which are due to be satisfied or released under this Agreement to or on behalf of (i) any Affiliate of Acquired
                  Entities, (ii) Trust or any Affiliate of Trust, or (iii) Sellers or any Affiliate of Sellers.

         (h) LEGAL OPINIONS. Parent shall have received from Stikeman Elliot, LLP, counsel for Seller Parties, written opinions, dated as of the Closing Date, addressed to Parent, in form and substance reasonable satisfactory to Parent.

         (i) SHAREHOLDER APPROVAL. Parent shall have obtained Shareholder Approval.

         (j) DISSENTING SHARES. The holders of no more than 4.99% of the Parent Common Stock shall have exercised their right to dissent from the Transactions under the applicable provisions of the CGCL.

         (k) NO ORDER OR INJUNCTION. There must not be issued and in effect any Order restraining or prohibiting the Transactions.

         (l) EMPLOYMENT AGREEMENTS. Each of the Bitton Brothers shall have executed and delivered to Buyer the Employment Agreements.

         (m) NON-COMPETITION AGREEMENTS. Each of the Bitton Brothers shall have executed and delivered to Parent the Non-Competition Agreements.

         (n) INTERCREDITOR AGREEMENT; SECURITY AGREEMENT. Each of the Intercreditor Agreement and Security Agreement contemplated by
                  SECTION 7.15 shall have been executed and delivered by all parties thereto.

         (o)      REGISTRATION  RIGHTS  AGREEMENT.  Each Seller  receiving Buyer
                  Exchangeable   Shares  at  Closing  shall  have  executed  and
                  delivered to Parent the Registration Rights Agreement.

         (p) STANDSTILL AGREEMENT. Each Seller receiving Buyer Exchangeable Shares at Closing and the Bitton Brothers shall have executed and delivered to Parent the Standstill Agreement.

9.2      CONDITIONS PRECEDENT TO OBLIGATION OF SELLERS AND TRUST

Trust's and each Seller's obligation to consummate the Transactions contemplated to occur in connection with the Closing and thereafter is subject to the satisfaction of each condition precedent listed below.

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty set forth in SECTION 5.2 must have been accurate and complete in all respects (without giving effect to any provisions including the word "material" or words of similar import, or to materiality, as reflected under US GAAP, in the representations in SECTION 5.2(F) relating to the financial statements of Parent), as of the date of this Agreement, and must be accurate and complete in all respects (without giving effect to any provisions including the word "material" or words of similar import, or to materiality, as reflected under US GAAP, in the representations in SECTION 5.2(F) relating to the financial statements of Parent), as of the Closing Date, as if made on the Closing Date (except as expressly provided in a representation or warranty, as arising as a direct results of the implementation of the Transaction Documents in accordance with their respective terms and except for inaccuracies that individually or in the aggregate could not reasonably be expected to result in a Parent Material Adverse Change (or Effect)).

         (b) COMPLIANCE WITH OBLIGATIONS. Each Buyer Party must have performed and complied with all its covenants and obligations required by this Agreement to be performed or complied with at or prior to Closing (singularly and in the aggregate) in all material respects.

         (c) NO PARENT MATERIAL ADVERSE CHANGE OR DESTRUCTION OF PROPERTY. Since the date hereof there must have been no event, series of events or the lack of occurrence thereof which, singularly or in the aggregate, has had or could reasonably be expected to have a Parent Material Adverse Effect. Without limiting the foregoing, (i) there must have been no Parent Material Adverse Change, (ii) there must not have been any action or inaction by a Governmental Body, arbitrator, or mediator which caused or could reasonably be expected to cause a Parent Material Adverse Change, and (iii) there must not have been any fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which has had or could reasonably be expected to have a Parent Material Adverse Effect.

         (d) NO ADVERSE LITIGATION. There must not be pending or threatened any Action by or before any Governmental Body, arbitrator, or mediator which seeks to restrain, prohibit, invalidate, or collect Damages arising out of the Transactions, or which, in the reasonable judgment of Seller Parties, makes it inadvisable to proceed with the Transactions.

         (e) BUYER PARTY CONSENTS. Buyer Parties must have obtained all Consents listed in SCHEDULE 5.2(C).

         (f) NO ORDER OR INJUNCTION. There must not be issued and in effect any Order restraining or prohibiting the Transactions.

         (g) LEGAL OPINION. Trust and Sellers shall have received from Stubbs, Alderton & Markiles LLP and Pillsbury Winthrop Shaw Pittman LLP (or such other counsel reasonable acceptable to Sellers), each counsel for Buyer Parties, written opinions, dated as of the Closing Date, addressed to such Parties, in form and substance reasonable satisfactory to such Parties.

         (h)      SHAREHOLDER  APPROVAL.  Parent shall have obtained Shareholder
                  Approval

         (i) DISSENTING SHARES. The holders of no more than 4.99% of the Parent Common Stock shall have exercised their right to dissent from the Transactions under the applicable provisions of the CGCL.

         (j) REGISTRATION RIGHTS AGREEMENT. Parent shall have executed and delivered to each Seller receiving Buyer Exchangeable Shares at Closing the Registration Rights Agreement.

         (k) INTERCREDITOR AGREEMENT; SECURITY AGREEMENT. Each of the Intercreditor Agreement and Security Agreement contemplated by
                  SECTION 7.15 shall have been executed and delivered by all parties thereto.

                                   ARTICLE 10.
                                   TERMINATION

10.1     TERMINATION OF AGREEMENT

         The Parties may terminate this Agreement as provided below:

         (a) Parent and Sellers may terminate this Agreement as to all Parties by mutual written consent at any time prior to the Closing.

         (b) Parent or Sellers may terminate this Agreement upon delivery of notice if the Closing has not occurred prior to the
                  Expiration Date, PROVIDED that the Party delivering such notice (or in the case of a delivery by Sellers, each Seller Party) shall not have caused such failure to close as a result of such Party's default hereunder. In the event the preliminary Proxy Statement related to the Shareholder Approval has not been filed with the SEC by December 31, 2006, Parent or Sellers may terminate this Agreement upon delivery of notice prior to January 19, 2007.

         (c) Parent may terminate this Agreement within thirty (30) days of giving written notice to Sellers at any time prior to the Closing if there has been a Material Adverse Change (or
                  Effect) or Trust or any Seller has Breached any representation, warranty, or covenant contained in this
                  Agreement (without giving effect to materiality for any provisions including the word "MATERIAL" or words of similar import and SECTION 6.8), provided such Breach, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change (or Effect), and such Material Adverse Change (or Effect) or Breach has not been remedied within ten
                  (10) days of the receipt of such notice by Seller.

         (d) Sellers may terminate this Agreement within thirty (30) days of giving written notice to Parent at any time prior to the Closing if there has been a Parent Material Adverse Change (or Effect) or if any Buyer Party has Breached any representation, warranty, or covenant contained in this Agreement (without giving effect to materiality for any provisions including the "MATERIAL" or words of similar import and SECTION 5.2(F), provided such Breach, individually or in the aggregate, could reasonably be expected to result in a Parent Material Adverse Change (or Effect) and such Parent Material Adverse Change (or Effect) or Breach has not been remedied within ten (10) days of the receipt of such notice by Parent.

         (e) Parent may terminate this Agreement by giving notice to Sellers on or before the Expiration Date that it has not obtained or reasonably believes that it will be unable to obtain on terms and conditions reasonably satisfactory to Parent all of the financing it needs to consummate the Transactions.

         (f) Parent may terminate this Agreement by giving notice to Sellers on or before the Expiration Date if Shareholder Approval was not obtained at a special meeting of Parent's shareholders at which Shareholder Approval was sought by Parent.

10.2     EFFECT OF TERMINATION

         (a) Except for the obligations under ARTICLE 2, this ARTICLE 10 and ARTICLE 13, if this Agreement is terminated under SECTION 10.1, then, except as provided in this SECTION 10.2 all further obligations of the Parties under this Agreement shall terminate.

         (b) If Parent terminates this Agreement pursuant to SECTION 10.1(C), then the rights of Buyer Party(ies) to pursue all legal remedies for Damages such Buyer Party(ies) suffer shall survive such termination unimpaired and no election of remedies shall have been deemed to have been made; PROVIDED, HOWEVER, that Seller Parties shall not be liable, in the aggregate, for any Damages in excess of $5,000,000.

         (c) If Sellers terminate this Agreement pursuant to 10.1(D), Buffalo International shall be entitled to retain the Deposit as contemplated by SECTION 2.1(B) as the Sellers' sole and exclusive remedy and as liquidated damages, and all further obligations of the Parties under this Agreement shall terminate.

         (d) If Parent or Sellers, as the case may be, terminate this Agreement pursuant to SECTIONS 10.1(B) or 10.1(E), then Buffalo International shall be entitled to retain the Deposit as contemplated by SECTION 2.1(B) as the Sellers Parties' sole and exclusive remedy and as liquidated damages with respect to such termination of this Agreement, and all further obligations of the Parties under this Agreement shall terminate.

         (e) If Parent terminates this Agreement pursuant to SECTION 10.1(F), then Parent shall pay to Sellers the Termination Fee, on the tenth (10th) business day following final determination of the Termination Fee as provided in SECTION 10.2(E), by wire transfer in immediately available funds, to compensate Sellers for, among other things, their expenses and management time in pursuing the Transactions and for lost opportunity costs. Seller Parties agree that such payment shall be Seller Parties' sole and exclusive remedy and as liquidated damages with respect to such termination of this Agreement, and all further obligations of the Parties under this Agreement shall terminate.

         (f) The "TERMINATION FEE" shall be an amount equal to Seller Parties' actual and reasonable, documented, out-of-pocket, third party transaction costs and expenses incurred in connection with the structuring and negotiation of (i) the term sheet dated May 17, 2006 delivered by Parent to Buffalo Inc., (ii) this Agreement and the Ancillary Agreements, and
                  (iii) the Transactions (including, without limitation, all reasonable fees and expenses of counsel and independent auditors), provided that Seller Parties have provided Parent with copies of reasonably detailed invoices, receipts or other adequate documentation substantiating all such costs and expenses. Notwithstanding anything to the contrary in this
                  SECTION 10.2, in no event shall Parent have any obligation to pay such


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                  costs and expenses, or any portion thereof, to the extent that any Seller Party has already deducted the amount of such costs and expenses from funds deposited with Seller Parties by Parent or any third party in connection with the Transactions unless Seller Parties thereafter reimburse Parent or any such third party for any amounts so deducted. If Parent disputes any the amount of such costs and expenses, the parties agree to negotiate in good faith to resolve any dispute between them regarding the Termination Fee. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one (1) day with an impartial mediator and consider dispute resolution alternatives other
                  than   litigation.   If  an  alternative   method  of  dispute
                  resolution is not agreed upon within thirty (30) days after the one (1) day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder; provided, however,
                  that  if  the  timeframe   imposed  by  this  procedure  could
                  materially adversely affect a party's rights or remedies under any dispute, then the above procedure shall not apply to such party with respect to such dispute.

                                    ARTICLE 11.
                                 INDEMNIFICATION

11.1     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         (a)      Each  representation  and  warranty  of Sellers  contained  in
                  SECTION 5.1 and Trust contained in SECTION 5.3 and any certificate related to such representations and warranties shall survive the Closing and shall continue in full force and effect, forever, except for the representations and warranties set forth in SECTIONS 5.1(E) and 5.3(D) which and shall continue in full force and effect until the applicable statute of limitations expires (or for 7 years if there is no applicable statue of limitations). Each representation and warranty of Seller Parties contained in ARTICLE 6 and any certificate related to such representations and warranties shall survive the Closing and shall continue in full force and effect for two years thereafter, except (i) the representations and warranties set forth in SECTIONS 6.4 and 6.26, which shall survive the Closing and shall continue in full force and effect until the applicable statute of limitations expires (or for 7 years if there is no applicable statute of limitations), (ii) the representations and warranties set forth in SECTIONS 6.1, 6.2, 6.5 and 6.7, which shall survive the Closing and shall continue in full force and effect forever, and (iii) the representations and warranties set forth in SECTION 6.12 which shall survive the Closing and, notwithstanding such Closing, and the receipt by the Buyer Parties of any opinion, certificate or other document, shall continue in full force and effect for the benefit of the Seller Indemnified Parties until the date that is ninety (90) days after the relevant Governmental Body is no longer entitled to assess or reassess the subject Acquired Entity in respect of the Taxes in question, having regard, without limitation, to (a) any waiver given by such Acquired Entity in respect of such


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


                  Taxes; and (b) any entitlement of a Governmental Body to assess or reassess such Acquired Entity without limitation in the event of fraud or misrepresentation attributable to neglect, carelessness or willful default.

         (b)      Each representation and warranty of Buyer Parties contained in
                  SECTION 5.2 and any certificate related to such representations and warranties shall survive the Closing and shall continue in full force and effect for two years thereafter, except (i) the representations and warranties set forth in SECTION 5.2(D), which shall survive the Closing and shall continue in full force and effect until the applicable statute of limitations expires (or for 7 years if there is no applicable statute of limitations) and (ii) the representations and warranties set forth in SECTIONS 5.2(A) and 5.2(B), which shall survive the Closing and shall continue in full force and effect forever.

         (c) Each other provision in this Agreement or any certificate or document delivered pursuant hereto will survive for the relevant statute of limitations period, unless a different period is expressly contemplated herein or thereby.

         (d) Where a notice of a claim is given in accordance with this Agreement in respect of a representation, warranty or obligation of the Seller Parties relating to Taxes, the representation, warranty or obligation to which such notice applies shall survive in respect of such claim until the final determination or settlement of such claim.

11.2     INDEMNIFICATION PROVISIONS FOR PARENT'S BENEFIT

         Sellers and Trust, jointly and severally, shall indemnify and hold the Seller Indemnified Parties harmless from and pay any and all Damages directly or indirectly resulting from, relating to, arising out of, or attributable to any one of the following:

         (a) Any Breach of any representation or warranty any Seller Party has made in this Agreement as if such representation or warranty were made on and as of the Closing Date.

         (b) Any Breach by any Seller Party of any covenant or obligation of any Seller Party in this Agreement.

         (c) All Liabilities of Trust or related to the Purchased Assets or operation by Trust of its business prior to Closing other than Assumed Liabilities.

11.3     INDEMNIFICATION PROVISIONS FOR TRUST'S AND SELLERS' BENEFIT

         Buyer Parties shall indemnify and hold the Parent Indemnified Parties harmless from and pay any and all Damages, directly or indirectly, resulting from, relating to, arising out of, or attributable to any of the following:

         (a) Any Breach of any representation or warranty any Buyer Party has made in this Agreement as if such representation or warranty were made on and as of the Closing Date.


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


         (b) Any Breach by any Buyer Party of any covenant or obligation of any Buyer Party in this Agreement.

         (c) The payment, performance, and satisfaction when due of the Assumed Liabilities.

11.4     INDEMNIFICATION CLAIM PROCEDURES

         (a) If any third party notifies any Indemnified Party with respect to the commencement of any Action that may give rise to a claim for indemnification against any Indemnitor under this
                  ARTICLE 11 (an "INDEMNIFICATION CLAIM"), then such Indemnified Party shall promptly give notice to the Indemnitor. The failure to give such notice shall not affect whether an Indemnitor is liable for reimbursement hereunder, unless the defense of such Action is materially and irrevocably prejudiced by the Indemnified Party's failure to give such notice.

         (b) Unless provided otherwise in this Agreement, an Indemnitor shall have the right to defend against an Indemnification Claim with counsel of its choice reasonably satisfactory to the Indemnified Party if (i) within fifteen (15) days following the receipt of notice of the Indemnification Claim the Indemnitor notifies the Indemnified Party in writing that the Indemnitor shall indemnify the Indemnified Party from and against the entirety of any Damages the Indemnified Party may suffer resulting from, relating to, arising out of, or attributable to the Indemnification Claim, (ii) the Indemnification Claim involves only money Damages and does not seek an injunction or other equitable relief, (iii) settlement of, or an adverse judgment with respect to, the Indemnification Claim is not in the good faith judgment of the Indemnified Party likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (iv) the Indemnitor continuously conducts the defense of the Indemnification Claim actively and diligently.

         (c) So long as the Indemnitor is conducting the defense of the Indemnification Claim in accordance with SECTION 11.4(B), (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Indemnification Claim, (ii) the Indemnified Party shall not consent to the entry of any Order with respect to the Indemnification Claim without the prior written Consent of the Indemnitor (not to be withheld unreasonably), and (iii) the Indemnitor shall not Consent to the entry of any Order with respect to the Indemnification Claim without the prior written Consent of the Indemnified Party (not to be withheld unreasonably, provided that it shall not be deemed to be unreasonable for an Indemnified Party to withhold its Consent
                  (A) with respect to any finding of or admission (1) of any Breach of any Law, Order or Permit, (2) of any violation of the rights of any Person, or (3) which Indemnified Party believes could have a material adverse effect on its business, including on any other Actions to which the Indemnified Party or its Affiliates are party or to which Indemnified Party has a good faith belief it may become party, or (B) if any portion of such Order would not remain sealed).


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         (d)      If any condition in SECTION 11.4(B) is or becomes unsatisfied,
                  (i)   the   Indemnified    Party   may   defend   against   an
                  Indemnification Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any Consent from, any Indemnitor in connection therewith), provided that the Indemnified Party may not concede, settle or compromise any Indemnification Claim without the Consent of the Indemnitor which will not be unreasonably withheld, (ii) each Indemnitor shall, unless such the Indemnification Claim is being contested by the Indemnitor, jointly and severally be obligated to reimburse the Indemnified Party promptly and periodically for the Damages relating to defending against the Indemnification Claim, and (iii) each Indemnitor shall remain jointly and severally Liable for any Damages the Indemnified Party may suffer relating to the Indemnification Claim to the fullest extent provided in this ARTICLE 11.

         (e) In the event any Indemnified Party shall have a claim against any Indemnitor that does not involve an Indemnification Claim (i.e., a direct claim), the Indemnified Party shall deliver notice of such claim with reasonable promptness to the Indemnitor. The failure to give such notice shall not affect whether an Indemnitor is liable for reimbursement unless such failure has resulted in the loss of substantive rights with respect to the Indemnitor's ability to defend such claim, and then only to the extent of such loss. If the Indemnitor notifies the Indemnified Party that it does not dispute the claim described in such notice or fails to notify the Indemnified Party within forty five (45) days after delivery of such notice by the Indemnified Party whether the Indemnitor disputes the claim described in such notice, the Damages in the amount specified in the Indemnified Party's notice shall be conclusively deemed a liability of the Indemnitor and the Indemnitor shall pay the amount of such Damages to the Indemnified Party on demand.

         (f) Each Party hereby consents to the non-exclusive jurisdiction of any Governmental Body, arbitrator, or mediator in which an Action is brought against any Indemnified Party for purposes of any Indemnification Claim that an Indemnified Party may have under this Agreement with respect to such Action or the matters alleged therein, and agrees that process may be served on such Party with respect to such claim anywhere in the world.

11.5     LIMITATIONS ON INDEMNIFICATION LIABILITY

         Any claims any Indemnified Party makes under this ARTICLE 11 shall be limited as follows:

         (a) The amount of Damages required to be paid for Damages shall be reduced to the extent of any amounts an Indemnified Party actually receives pursuant to the terms of the insurance policies (if any) covering such Indemnification Claim.

         (b)      All indemnification obligations shall be limited to Damages.

         (c) Any Liability of any Acquired Entity to any Seller Indemnified Party under this Agreement shall terminate for all purposes upon the Closing and have no


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


                  further force or effect. Although the representations and warranties made in ARTICLE 6 are made jointly and severally by Seller Parties (including Target Companies), Sellers and Trust are solely responsible for any and all indemnification of the Seller Indemnified Parties hereunder. Further, neither Trust nor Sellers shall have any claim for contribution against any Acquired Entity. Knowledge of any Acquired Entity (including Knowledge of any officer, director or other employee of any Acquired Entity) shall not be imputed to any Buyer Party for any purpose.

         (d) Neither the Sellers and Trust, nor the Buyer Parties, shall have Liability for money Damages related to Breaches of the representations and warranties in ARTICLE 5 or ARTICLE 6 unless and until the aggregate Damages claimed under SECTION
                  11.2 or SECTION 11.3, as applicable, exceed $500,000; PROVIDED that the limitation contemplated hereby will not be applicable with respect to (A) Breaches of SECTIONS 5.1(B), 5.1(F), 5.2(B), 5.2(E), 5.3(B), 6.2, 6.5, or 6.12, (B) instances of fraud, willful misconduct or gross negligence by the applicable Indemnitor, and (C) matters covered by SECTION 8.8(H); and PROVIDED, further, that once such amount exceeds $500,000, the applicable Indemnified Parties will be entitled to recover all amounts to which they are entitled in excess of $500,000.

         (e) The aggregate Liability of Sellers and Trust, and the aggregate Liability of Buyer Parties, for money Damages under this Agreement related to Breaches of the representations and warranties herein will not exceed $7,000,000; PROVIDED that the limitation contemplated hereby will not be applicable with respect to (A) Breaches of SECTIONS 5.1(B), 5.1(F), 5.2(B), 5.2(E), 5.3(B), 6.2, 6.5, or 6.12, with respect to which the aggregate Liability for money Damages shall not exceed $110,000,000, (B) instances of fraud, willful misconduct or gross negligence by the applicable Indemnitor, and (C) matters covered by SECTION 8.8(H), with respect to which the aggregate Liability for money Damages shall not exceed $110,000,000.

         (f) Excluding instances of fraud, willful misconduct or gross negligence by any of the Parties, and other than to the extent covered by the indemnification provisions of SECTION 8.8(H), if the Closing occurs the indemnification provisions of this
                  ARTICLE 11 shall be the exclusive remedy with respect to the Breach of this Agreement.

         (g) A claim for any matter not involving a third party may be asserted by notice to the Party from whom indemnification is sought.

11.6     SET-OFF RIGHTS; LIMITATION ON CASH RECOVERY; OTHER MATTERS

         (a) Buyer Parties shall have the right and option, but not the obligation, of setting off all or any part of any Damages a Seller Indemnified Party suffers and for which it is entitled to indemnification by Sellers and Trust under this Agreement by notifying Sellers and Trust that the applicable Buyer Party is reducing the amount of the Future Payments by the amount of such Damages, provided however that Buyer Parties shall not have the right or option to effect a set off in respect of any portion of any Damages that is disputed by a Seller or Trust, in which case SECTION 11.6(C) shall apply.


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


                  Any offset against Future Payments shall be applied against the next scheduled payment of any Future Payment.

         (b) Any offset against amounts outstanding under the Buyer Notes shall affect the timing and amount of payments required under the Buyer Notes in the same manner as if Buyer had made a permitted prepayment (without premium or penalty) thereunder.

         (c) If at the time of any scheduled Future Payment there is pending or, to any Party's Knowledge, threatened, a claim for Damages with respect to which Parent believes in good faith that a Seller Indemnified Party is entitled to be indemnified by Sellers and Trust under this Agreement and such claim has not been finally resolved, a portion of the next scheduled Future Payments sufficient to satisfy the amount of Damages shall be withheld by the applicable Buyer Party and deposited with an escrow agent on terms reasonably acceptable to Parent and the applicable Seller Indemnified Parties. Upon final determination of Damages, if any, for which Seller Indemnified Parties are entitled to indemnification under this Agreement, the amount of the scheduled Future Payments so withheld shall be reduced by the amount of such Damages and the balance, if any, shall be paid in accordance with the terms of obligation creating such Future Payments.

         (d) A Buyer Party's exercise, if in good faith, of its withholding and set off rights in accordance with this SECTION 11.6 shall not constitute an event of default under this Agreement or any Ancillary Agreement or any related security documents. Neither the exercise of nor failure to exercise its rights under this
                  SECTION 11.6 will constitute an election of remedies or limit any Buyer Party in any matter in the enforcement of any other remedies available to it.

         (e) Subject to Buyer Parties' right and option to set off all or any part of any Damages a Seller Indemnified Party suffers against Future Payments as provided for in this SECTION 11.6, if Sellers and Trust have an obligation to pay Damages to a Seller Indemnified Party under this ARTICLE 11, such Damages shall be paid as follows: (i) an amount equal to the lesser of
                  (A) 40% of such Damages and (B) the then-remaining outstanding balance under the Buyer Notes shall be set off against (and reduce the amount outstanding under) the Buyer Notes; and (ii) the remaining amount of such Damages shall be paid in cash.

         (f) Any Damages paid by Sellers and Trust in satisfaction of its indemnification obligations under this under this ARTICLE 11 shall be treated by Sellers and Trust and Buyer Parties as an adjustment to the purchase price paid for the Purchased Assets or the Shares to which the Damages paid relate, as the case may be.

                                   ARTICLE 12.
                                    EARN-OUT

12.1     EARN-OUT

         (a) As additional consideration for the Shares, Buyer Parties shall pay to each Seller, a portion of the Earn-Out Amount, if any, equal to the product of such Seller's


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


                  Earn-Out Share TIMES the Earn-Out Amount for the applicable Calculation Period. The Earn-Out Amount shall be paid in cash and otherwise in accordance with the terms and conditions of this ARTICLE 12. The Earn-Out Amount, if any, shall be payable by Buyer with respect to the Buffalo Inc. Shares, 316 Canada Shares, and 368 Canada Shares (and allocated as an adjustment to the purchase price for such Shares in a reasonable manner), and by Parent with respect to the Buffalo US Shares.

         (b) Within one hundred twenty (120) days of the end of each Calculation Period, Parent shall deliver to Sellers a schedule setting forth the Parent's determination of whether the Earn-Out Amount for such period was earned together with the Parent's calculation of Adjusted Earnings for such period; the Parent's determination shall be based on the audited financial statements of Buyer and Parent for the period ended as at the end of the then relevant Calculation Period (the "PROPOSED EARN-OUT AMOUNT"). The Proposed Earn-Out Amount will be subject to Sellers' review. In reviewing the Proposed Earn-Out Amount, Sellers shall have the right to communicate with, and to review the work papers, schedules, memoranda, details of reconciliation entries and other documents Buyer, Parent or the auditors for Buyer and Parent prepared or reviewed in determining the Proposed Earn-Out Amount for such period and thereafter shall have reasonable access to all relevant books and records, all to the extent Sellers reasonably require to complete their review of Parent's determination of the
                  Proposed Earn-Out Amount. Within forty five (45) days after its receipt of Parent's calculation of the Proposed Earn-Out Amount, Sellers shall advise Parent whether, based on such review, they have any exceptions to such determination and related calculations. Unless Sellers deliver to Parent within such forty five (45) day period a letter describing their exceptions to Parent's calculation of the applicable Adjusted Earnings and the corresponding Earn-Out Amount as set forth in the schedule delivered by Parent described in this SECTION 12.1(B), the Proposed Earn-Out Amount for the applicable Calculation Period will be conclusive and binding on Buyer Parties and Sellers as to the Adjusted Earnings and as to whether the Earn-Out Amount for such period is payable. If the Sellers deliver such letter, the Parties shall follow the procedures for resolution of disputes set forth in SECTION 12.5.

         (c) Within five (5) business days of the determination of the applicable Earn-Out Amount under this SECTION 12.1 or SECTION 12.5, Buyer shall pay to Sellers an amount equal to such amount.

         (d)      Subject to SECTION 12.2, Buyer Parties' obligations under this
                  ARTICLE 12 will survive, and Buyer shall have the obligation to pay all Earn-Out Amounts, if any, in accordance with this
                  ARTICLE 12, notwithstanding the cessation of employment for any reason (including as a result of death, disability, retirement or voluntary termination of service) of any or all of the Bitton Brothers.

12.2     RETIREMENT OF EARN OUT

         Within ten (10) business days after the occurrence of an Acceleration Event, Buyer shall have the obligation to terminate payment of future Earn-Out Amounts by making a lump sum payment in cash to each Seller equal to such Seller's share of the Accelerated Earn-Out Amount determined by multiplying such Seller's Earn-Out Share by the Accelerated Earn-Out Amount.


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


12.3     CERTAIN DEFINITIONS

         For this Agreement, the following terms shall have the indicated meanings:

         (a) "ACCELERATED EARN OUT AMOUNT" means the amount equal to the net present value of the aggregate remaining Earn Out Amounts, calculated as if all of such remaining Earn-Out Amounts would have been earned in full. In determining the net present value of such Earn Out Amounts, a discount rate equal to 7.0% will be used.

         (b) "ACCELERATION EVENT" means the occurrence of any of the following events: (i) a Change of Control occurs; (ii) Gabriel Bitton's employment with Buyer is terminated by Buyer other than for "Cause" or "permanent disability" or Gabriel Bitton resigns for "Good Reason" (as such terms are defined in the Employment Agreement contemplated herein to be entered into by Gabriel Bitton, Buyer and Parent at Closing); (iii) if Parent and Buyer fails to pay any Earn-Out Amount within thirty (30) days of the date such payment is required to be made in accordance with this SECTION 12; (iv) at any time Parent or Buyer is in Breach of any material obligation on its part to be performed pursuant to SECTION 12.6 and such Breach has not been cured within thirty (30) days of receipt by Parent of notice of such Breach. For avoidance of doubt, an Acceleration Event shall not occur if Gabriel Bitton's employment is terminated by Buyer for "Cause" in accordance with the Employment Agreement contemplated hereby or as a result of the death, "permanent disability," or voluntary termination other than for "Good Reason" of such employment by Gabriel Bitton.

         (c) "ACQUIRED BUSINESS" means the business comprised of the combined businesses of the Acquired Entities and the Purchased Assets.

         (d) "ADJUSTED EARNINGS" means the net income, including a provision for all year-end accounting adjustments, consistent with Canadian GAAP and accounting policies of the Target Companies used as of the Closing, of the Acquired Business for the relevant Calculation Period, including the following adjustments:

                  (i) INCREASES TO ADJUSTED EARNINGS. To the extent included in combined net income of the Acquired Business, Adjusted Earnings for each Calculation Period shall be increased by the following without duplication:

                           (A) Interest expense accrued, including, without limitation, cash interest, payment-in-kind interest and amortization of original issue discount.

                           (B) Provision for Taxes based on or measured by income.

                           (C)      The amount of depreciation  and amortization
                                    expense,   or  impairment  of  goodwill  and
                                    intangible  assets.

                           (D) Any expenses the Acquired Business directly incurred in connection with the financing of the Transactions by Parent or any refinancing of such debt.


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                           (E)      Any expenses the Acquired  Business incurred
                                    in   connection   with   the   Transactions,
                                    including  all  related   additional   costs
                                    incurred in order to conform all financial statements to US GAAP.

                           (F) Direct costs, including professional fees, incurred in connection with any new credit facility for the Acquired Business which replaces the credit facility in effect at the Closing.

                  (ii) DECREASES IN ADJUSTED EARNINGS. To the extent included in combined net income of the Acquired Business for a Calculation Period, Adjusted Earnings for each Calculation Period shall be reduced by an amount equal to all charges, expenses, claims, and monies, if any, Parent or its Affiliates (other than the Acquired Entities) pay or incur during the Calculation Period, and that are not otherwise reimbursed, related primarily to the Acquired Entities' business, assets, and operations during the Calculation Period or the Purchased Assets.

                  (iii) EXCLUSIONS FROM ADJUSTED EARNINGS. To the extent included in, or excluded from, the combined net income of the Acquired Business for a Calculation Period, Adjusted Earnings for each Calculation Period shall not include the effect of the following without duplication:

                           (A) The gain or loss from any sale, exchange, or other disposition of assets other than in the Ordinary Course of Business, except for sales of inventory and sales or other dispositions or impairment of assets in connection with the closure of retail stores.

                           (B) The gain or loss from the exchange of securities, or any increase or reduction in the carrying value of such securities.

                           (C) Gains or losses from the condemnation of the Acquired Entities' assets or the Purchased Assets. (D) Insurance proceeds in excess of basis of damaged or destroyed assets and any proceeds of "key-man" life insurance or permanent disability insurance.

                           (E)      All  income  or  expense   relating  to  the
                                    operations   or   business   of  any  Person
                                    acquired after the date of this Agreement.

                  (iv) If any product line or brand of the Acquired Entities should be sold or otherwise transferred to, or if any Acquired Entity is merged or consolidated with, Parent or an Affiliate of Parent that is not an Acquired Entity without the prior consent of the Sellers after the Closing Date, then the Adjusted Earnings related to such disposed of asset or the business of such merged or consolidated Acquired
                           Entity after the effective date of such disposal shall be included in the Adjusted Earnings for purposes of determining the Earn-Out Amount.


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


                  (v) To the extent any Acquired Entity's employees are provided with employee benefit programs available to Parent's employees instead of or in addition to those currently provided to such employees, any additional costs or savings shall be excluded from the calculation of Adjusted Earnings.

                  (vi) All inter-company revenues and inter-company expenses generated between the Acquired Entities, on the one hand, and Parent or any of its Affiliates that is not an Acquired Entity, on the other hand, shall be excluded from the Adjusted Earnings for purposes of determining the Earn-Out Amount, unless Parent and Gabriel Bitton shall otherwise agree.

                  (vii) Any other adjustments to which Parent and Sellers agree will be taken into account in determining Adjusted Earnings.

         (e)      "EARN-OUT  AMOUNT"  means  the  dollar  amount  set  forth  on
                  SCHEDULE 12, to be due and payable upon achievement of the Adjusted Earnings target set forth on SCHEDULE 12 (each, a "TARGET") for each of the applicable twelve month periods set forth on SCHEDULE 12 (each a "CALCULATION PERIOD"). In the event of a Surplus for any Calculation Period, then (i) first, if the amount of the Surplus for any Calculation Period (other than the first Calculation Period) equals or exceeds the amount of any Shortfall for the immediately preceding Calculation Period, Buyer shall pay to each Seller such Seller's Earn-Out Share of the Earn-Out Amount for such immediately preceding Calculation Period, and (ii) second, the amount of the Surplus, if any, for any Calculation Period (other than the final Calculation Period) in excess of any Shortfall for the immediately preceding Calculation Period shall be applied and added to Adjusted Earnings for the immediately following Calculation Period.

         (f) "EARN-OUT SHARE" means, with respect to a Seller, such Seller's proportionate share of any Earn-Out Amount as set forth on EXHIBIT A, which amount is based on the consolidated Adjusted Earnings of the Acquired Business acquired from such Seller over the total consolidated Adjusted Earnings of the Acquired Business for the nine months ended September 30, 2006.

         (g) "SHORTFALL" means, with respect to any Calculation Period in which the Adjusted Earnings were less than the corresponding Target, the difference between such Target and the Adjusted Earnings attributable to such Calculation Period.

         (h) "SURPLUS" means, with respect to any Calculation Period, the amount, if any, by which the Adjusted Earnings for such period exceeds the corresponding Target.

12.4     ACCOUNTING AND OTHER GENERAL PRINCIPLES

         For purposes of making calculations in this ARTICLE 12, the following provisions will apply.

         (a) Adjusted Earnings of the Acquired Business shall be calculated in Canadian Dollars.


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


         (b) Adjusted Earnings of the Acquired Business shall be determined in accordance with Canadian GAAP and the accounting policies of the Target Companies used as of the Closing on a basis consistent with the Financial Statements.

         (c) Inventory will be accounted for on a basis consistent with the method under Canadian GAAP and the accounting policies of the Target Companies used as of the Closing as reflected in the Financial Statements.

         (d) No gain, loss, income, or expense or recognition or non-recognition of revenue resulting from a change in the Acquired Entities' accounting methods, principles, or practices from those in effect as of the Closing as reflected in the Financial Statements will be taken into account.

         (e) Any account receivable that is not collected in full within one hundred twenty (120) days after the date it first becomes due and payable shall be deducted from revenue in the period in which it is determined to be uncollectible, net of any allocated bad debt reserve, and to the extent it has not been treated as deferred revenue (and excluded from earnings), subject to inclusion in revenue in a later period, if, as, and when collected.

12.5     RESOLUTION OF CONFLICTS

         If Parent and Sellers are unable to agree on the Adjusted Earnings for any Calculation Period (the "DISPUTED AMOUNT"), then (A) for twenty (20) days after the Parent receives the letter describing Sellers' exceptions to Parent's calculation of the Disputed Amount, Sellers and Parent will use their
Commercially Reasonable Efforts to agree on the calculation of the Disputed Amount and (B) lacking such agreement, the matter will be referred to an independent accounting firm selected by Parent and the Sellers, who will determine the correct Disputed Amount within sixty (60) days of such referral, which determination will be final and binding on Buyer Parties and Sellers for all purposes. The non-prevailing party in such dispute shall be determined by the independent accounting firm and shall be the party whose calculation of the Adjusted Earnings in dispute was furthest from the Adjusted Earnings as determined by the independent accounting firm. The Purchaser and the Sellers shall each bear and pay 50% of the fees and other expenses of the independent accounting firm in connection with the dispute resolution process set forth in this SECTION 12.5; provided, however, that if the difference between the non-prevailing party's calculation of the Adjusted Earnings in dispute and the actual Adjusted Earnings (as determined by the independent accounting firm) is greater than 5% of the actual Adjusted Earnings, then the non-prevailing party shall be responsible for reimbursing the prevailing party for all of its reasonable out-of-pocket costs and expenses incurred in connection with the resolution of the dispute, including all reasonable attorneys' fees, accounting fees and experts' fees, and shall also be responsible for paying all of the costs associated with the dispute resolution process provided for by this
SECTION 12.5, including all fees and expenses of the independent accounting firm in connection with the dispute resolution process.


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


12.6     MANAGEMENT OF ACQUIRED BUSINESS

         (a) PRESIDENT, BUFFALO DIVISION; CHIEF EXECUTIVE OFFICER. Promptly following the Closing, Gabriel Bitton shall be appointed as the President, Buffalo Division of Parent and Chief Executive Officer of Buyer (the "SENIOR OFFICER"). Until the earlier of the end of the final Calculation Period or the termination of the Senior Officer's employment with Buyer (through such individual's voluntarily termination, due to such individual's death or "permanent disability" or due to such individual's termination for or without "Cause," as such terms are defined in such individual's employment agreement with Buyer or an Affiliate of Buyer), Gabriel Bitton shall have the title and customary responsibilities of President, Buffalo Division of Parent and Chief Executive Officer of Buyer and shall, subject to the control of the Board of Directors of Parent (the "PARENT BOARD"), have general supervision, direction and control of the day-to-day operations, the business and the officers of Buyer. Notwithstanding anything to the contrary contained in this Agreement, the Parent Board shall have the authority to terminate the employment of the Senior Officer for "Cause" (as such term is defined in such individual's employment agreement with Buyer).

         (b) MANAGEMENT OF THE ACQUIRED BUSINESS. From Closing through the end of the final Calculation Period, subject to the supervisory and enumerated powers of the Parent Board, the day-to-day management of Buyer shall be conducted by the executive officers of Buyer in accordance with the Budgets and business plans approved by the Parent Board; PROVIDED, HOWEVER, that Buyer shall at all times be subject to the Parent's policies and procedures relating to corporate governance, internal financial and disclosure controls, internal audit policies, documentation of contracts, contractual obligations of Parent which affect or involve Buyer, compensation and benefits and regulatory and legal compliance. All officers of Buyer (other than the Chief Executive Officer of Buyer) shall report to Buyer's Chief Executive Officer.

         (c) BOARD MEETINGS AND APPROVAL. From Closing until the end of the final Calculation Period: (i) the Parent Board shall hold at least one regularly scheduled meeting per calendar quarter at which the operation of the Acquired Business will be discussed; (ii) the overall strategic direction of Buyer shall at all times be as contemplated by the Budgets and the business plans approved by the Parent Board in accordance with the applicable provisions of this SECTION 12.6, but otherwise shall be the responsibility of the executive officers of Buyer; and (iii) approval of a majority of the members of the Parent Board shall be required to review and approve actions customarily approved by a board of directors, including ordinary course business plans and Budgets of Buyer.

         (d) APPROVAL OF ANNUAL BUDGETS. From Closing until the end of the final Calculation Period, at least sixty (60) days prior to the beginning of each calendar year during any Calculation Period, the Senior Officer shall provide to each member of the Parent Board a proposed annual budget with respect to such calendar year and for each calendar month in such calendar year for each of the following businesses of the Acquired Business (collectively, the "BUDGETS"): (i) the retail business (the "RETAIL BUDGET"); (ii) the wholesale business,
                  (iii) the private label/private brands business, (iv) the trademark licensing business; and (v) the Acquired Business as a whole (the


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


                  "CONSOLIDATED BUDGET"). The Parent Board shall meet prior to the beginning of such calendar year to consider the proposed Budgets, and approve final Budgets for such calendar year. Any modifications to the Budgets, including any Revised Budgets, must be approved by the Parent Board. Notwithstanding the foregoing, the Budgets for calendar year 2007 shall be submitted by Senior Officer to the Parent Board no later than sixty (60) days following the Closing, and shall be considered and, if acceptable, approved by the Parent Board within thirty
                  (30) days following the initial submission of such Budgets.

         (e) QUARTERLY BUDGET UPDATES. Following each calendar quarter, the Senior Officer shall provide each member of the Parent Board with a summary of the financial and operating results of each of the businesses of the Acquired Business for which a Budget is prepared and for the Acquired Business as a whole for the most recently completed calendar quarter and year-to-date period with a comparison to the Budgets for such quarter and year-to-date period (the "PERFORMANCE SUMMARY"). If the Performance Summary for such period shows a negative variance to any of the Budgets of more than five percent (5%) with respect to earnings before interest expenses, taxes, depreciation and amortization (or EBITDA) for the applicable period or periods, then the Senior Officer shall deliver with such Performance Summary a revised Budget for the applicable calendar year and the remaining portion of such calendar year (the "REVISED Budgets"). The Parent Board shall meet as soon as practicable following delivery of such Revised Budgets to consider the proposed Revised Budgets, and approve final Revised Budgets on terms acceptable to the Parent Board.

         (f)      DEVIATIONS FROM BUDGETS.

                  (i) In no event shall the Senior Officer or other officers of Buyer take or commit to take any of the following actions unless such actions are included in the Budgets approved by the Parent Board or are otherwise approved by the Parent Board: (A) make, approve or authorize any capital expenditures in excess of 105% of the amount authorized in the Budgets; (B) incur any indebtedness in excess of 105% of the amount authorized in the Budgets (other than trade payables incurred in the ordinary course of business); (C) open or commit to any new retail locations, by executing a lease agreement or otherwise; or (D) enter into any new line of business that does not constitute part of the Acquired Business as of the Closing Date or that previously has been approved by the Parent Board.

                  (ii) If the Senior Officer is obligated to deliver a Revised Budget as provided for in this SECTION 12.6, then, notwithstanding prior approval as part of the Budgets then in effect, in no event shall the Senior Officer or other officers of Buyer take or commit to take any of the actions described in SECTION
                           12.6(F)(I)(A) TO (D) unless and until such actions are included in a Revised Budget submitted and approved by the Parent Board in accordance with
                           SECTION 12.6(E) or otherwise approved by the Parent Board; PROVIDED, HOWEVER, that Buyer may take any such action to the extent Buyer is obligated to take such action pursuant to an Enforceable Contract entered into with a third party prior to Buyer's delivery of the applicable Performance Summary.


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


         (g) EXCULPATION AND FIDUCIARY DUTIES. The Sellers hereby agree that none of the members of the Parent Board shall have any liability (express, implied or otherwise) to any Seller or other person for failure of the Acquired Business to achieve any of the financial results required for any Earn-Out Amount to become payable to the Sellers. Members of the Parent Board shall owe their fiduciary duties to Parent and its shareholders and not to any employee, creditor, or other person.

12.7     CONTRIBUTIONS TO BUYER

         (a)      Within   five  (5)   business   days   following   the   final
                  determination of the Earn-Out Amount for any Calculation Period, and in any event within one hundred twenty (120) days following the end of each Calculation Period, Parent shall make a cash contribution to Buyer (each, a "PARENT CONTRIBUTION") in an amount equal to the Parent Contribution Amount.

         (b) For purposes of this Agreement, the term "PARENT CONTRIBUTION AMOUNT" means, with respect to a Parent Contribution, an amount equal to: (i) the sum of the amount of any payments of principal due under the Buyer Notes in the calendar year the Parent Contribution is to be made plus the Earn-Out Amount, if any, due for the Calculation Period ending on December 31st of the immediately preceding calendar year; LESS (ii) (A) the amount of the cumulative after tax profits of Buyer on a consolidated basis from January 1, 2007 through December 31st of the immediately preceding calendar year MINUS (B) the cumulative amount of any after tax profits of Buyer on a consolidated basis applied to reduce prior Parent Contributions (if any) in accordance with this definition.

                                   ARTICLE 13.
                                  MISCELLANEOUS

13.1     SCHEDULES

         (a) The disclosures in the Schedules, and those in any supplement thereto, relate only to the representations and warranties in the Section or paragraph of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement.

         (b) If there is any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

         (c) Nothing in the Schedules will be deemed adequate to disclose an exception to a representation or


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


                  warranty made herein, unless the Schedules identify the exception with reasonable particularity and describes the relevant facts in reasonable detail.

         (d) The mere listing (or inclusion of a copy) of a document or other item in a Schedule will not be deemed adequate to disclose an exception to a representation or warranty made in this Agreement (unless the representation or warranty pertains to the existence of the document or other item itself).

         (e) Disclosure of any Contract or other matter in the Schedules, whether or not in response to a requirement contained in this Agreement to schedule material matters, or matters exceeding a specific monetary threshold, shall not be deemed to be an admission that such Contract or other matter is or could be material, or necessarily will exceed such threshold merely because of such disclosure.

13.2     ENTIRE AGREEMENT

         This Agreement, together with the Exhibits and Schedules hereto, the Ancillary Agreements, the confidentiality agreement between Buffalo Inc. and Parent dated June 1, 2006 as amended to date, and the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Parties in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the Transactions, including the term sheet, dated May 17, 2006, delivered by Parent to Buffalo Inc. Except as set forth in any of the foregoing, there are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise among the Parties in connection with the subject matter of any of the foregoing. Except as expressly contemplated by herein, there are no third party beneficiaries having rights under or with respect to this Agreement.

13.3     SUCCESSORS

         All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors. If the principal business, operations or a majority or substantial portion of the assets of Trust or a Seller are assigned, conveyed, allocated or otherwise transferred, including, by sale, merger, consolidation, amalgamation, conversion or similar transactions, such receiving Person or Persons will automatically become bound by the subject to the provisions of this Agreement, and Trust or such Seller will cause the receiving Person or Persons to expressly assume its obligations hereunder.

13.4     ASSIGNMENTS

         No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Buyer Parties, Sellers and Trust; PROVIDED, HOWEVER, that any Buyer Party may (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates, (b) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases such Buyer Party nonetheless shall remain responsible for the performance of all of its obligations hereunder), and (c) after the Closing, assign any or all of its rights and interests hereunder to Guggenheim and GMAC CF, as agent.


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13.5     NOTICES

         All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder will be deemed duly given if (and then three (3) business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to any Buyer Party and after Closing to Acquired Entities:

                  Attn:    Gerard Guez
                  c/o Tarrant Apparel Group
                  3151 East Washington Boulevard
                  Los Angeles, CA 90023
                  Tel:     (323) 881-0335
                  Fax:     (323) 881-0383

                  Copy to (which will not constitute notice):

                  Stubbs, Alderton & Markiles LLP

                  Attn:    John McIlvery, Esq.
                  Stubbs, Alderton & Markiles LLP
                  15260 Ventura Blvd., 20th Floor
                  Sherman Oaks, CA 91403
                  Tel:     (818) 444-4502
                  Fax:     (818) 444-4520

                  If to Sellers, Trust and before Closing to Acquired Entities:

                  Attn:    Gabriel Bitton
                  400 Sauve West
                  Montreal, Quebec
                  H3L 1Z8
                  Tel:     (514) 388-3551
                  Fax:     (514) 388-1972

                  Copy to (which will not constitute notice):

                  Attn:    Sidney Horn and Serge Tousignant
                  Stikeman Elliott LLP
                  1155 Rene-Levesque Blvd W.
                  40th Floor
                  Montreal, Quebec
                  H3B 3V2
                  Tel:     (514) 397-3000
                  Fax:     (514) 397-3222


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         Any  Party  may send  any  notice,  request,  demand,  claim,  or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

13.6     SPECIFIC PERFORMANCE

         Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise Breached. Accordingly, each Party agrees that the other Parties will be entitled to an injunction or injunctions to prevent Breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any Action instituted in any court having jurisdiction over the Parties and the matter, subject to SECTIONS 13.7 and 13.11, in addition to any other remedy to which they may be entitled, at Law or in equity.

13.7     SUBMISSION TO JURISDICTION; SERVICE OF PROCESS

         (a) SUBMISSION TO JURISDICTION. Each Party submits to the exclusive jurisdiction of the federal courts sitting in New York City, New York, in any Action arising out of or relating to this Agreement and agrees that all claims in respect of the Action shall be heard and determined in any such court. Each Party agrees that a final judgment in any Action so brought shall be conclusive and may be enforced by Action on the judgment or in any other manner provided at Law or in equity. Each Party waives any defense of inconvenient forum to the maintenance of any Action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

         (b) WAIVER OF JURY TRIAL. THE PARTIES EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS. The scope of this waiver is intended to be all encompassing of any and all Actions that may be filed in any court and that relate to the subject matter of the Transactions, including, Contract claims, tort claims, breach of duty claims, and all other common Law and statutory claims. Each of the Parties acknowledges that this waiver is a material inducement to enter into a business relationship and that they will continue to rely on the waiver in their related future dealings. Each Party further represents and warrants that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR

                  TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. In the event of an Action, this Agreement may be filed as a written consent to trial by a court.

         (c) SERVICE OF PROCESS. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in SECTION 13.7. Nothing in this
                  SECTION 13.7(C) shall affect any Party's right to bring any Action arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted at Law or in equity.

13.8     TIME

         Time is of the essence in the performance of this Agreement.

13.9     COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

13.10    HEADINGS

         The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

13.11    GOVERNING LAW

         This Agreement and the performance of the Transactions and obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of Law principles.

13.12    AMENDMENTS AND WAIVERS

         No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same will be in writing and signed by Buyer and Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or Breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

13.13    SEVERABILITY

         The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a Governmental Body, arbitrator, or mediator not to be enforceable in accordance with its terms, the Parties agree that the Governmental Body, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

13.14    EXPENSES

         Buyer Parties will bear their own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. Seller Parties costs and expenses (including any legal fees and expenses of any Seller Party) incurred in connection with the preparation, execution and performance of this Agreement and the Transactions shall be borne by Buffalo Inc.

13.15    CONSTRUCTION

         The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign Law will be deemed also to refer to Law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. All references to "$" shall mean currency of the United States of America unless indicated otherwise. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

13.16    INCORPORATION OF EXHIBITS, ANNEXES, AND SCHEDULES

         The Exhibits, Annexes, Schedules, and other attachments identified in this Agreement are incorporated herein by reference and made a part hereof.

13.17    JOINT AND SEVERAL OBLIGATIONS

         Notwithstanding anything to the contrary in this Agreement, the covenants and obligations of, and the representations and warranties made by or attributable to, any Seller Party pursuant to this Agreement will be deemed to be made by and attributable to each Seller Party, jointly and severally, and each Buyer Party will have the right to pursue remedies against Trust and/or one or more Sellers, or, before Closing, any Seller Party, without any obligation to give notice to or pursue all Seller Parties or to give notice to or pursue any individual Seller Party before pursuing any other Seller Party.

13.18    REMEDIES

         Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations, or remedies otherwise available at Law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

13.19    ELECTRONIC SIGNATURES

         (a) Notwithstanding the Electronic Signatures in Global and National Commerce Act (15 U.S.C. Sec. 7001 et.seq.), the Uniform Electronic Transactions Act, or any other Law relating to or enabling the creation, execution, delivery, or recordation of any Contract or signature by electronic means, and notwithstanding any course of conduct engaged in by the Parties, no Party will be deemed to have executed a Transaction Document or other document contemplated thereby (including any amendment or other change thereto) unless and until such Party shall have executed such Transaction Document or other document on paper by a handwritten original signature or any other symbol executed or adopted by a Party with current intention to authenticate such Transaction Document or such other document contemplated.

         (b) Delivery of a copy of a Transaction Document or such other document bearing an original signature by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether mediated by the worldwide web), by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature. "Originally signed" or "original signature" means or refers to a signature that has not been mechanically or electronically reproduced.


                    (SIGNATURES CONTINUE ON FOLLOWING PAGES)

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

                                    TARRANT APPAREL GROUP

                                    By:      /s/ Gerard Guez
                                             -----------------------------------
                                    Name:    Gerard Guez
                                             -----------------------------------
                                    Title:   Chief Executive Officer
                                             -----------------------------------


                                    4366883 CANADA INC.

                                    By:      /s/ Gerard Guez
                                             -----------------------------------
                                    Name:    Gerard Guez
                                             -----------------------------------
                                    Title:   Chief Executive Officer
                                             -----------------------------------


                                    BUFFALO INTERNATIONAL INC.

                                    By:      /s/ Gilbert Bitton
                                             -----------------------------------
                                    Name:    Gilbert Bitton
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------


                                    3681441 CANADA INC.

                                    By:      /s/ Gilbert Bitton
                                             -----------------------------------
                                    Name:    Gilbert Bitton
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------


                                    BUFFALO CORPORATION

                                    By:      /s/ Gilbert Bitton
                                             -----------------------------------
                                    Name:    Gilbert Bitton
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------


                     (SIGNATURES CONTINUE ON FOLLOWING PAGE)

                             (SIGNATURES CONTINUED)


                                    4183517 CANADA INC.

                                    By:      /s/ Gilbert Bitton
                                             -----------------------------------
                                    Name:    Gilbert Bitton
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------


                                    3979512 CANADA INC.

                                    By:      /s/ Gilbert Bitton
                                             -----------------------------------
                                    Name:    Gilbert Bitton
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------


                                    THE BUFFALO TRUST

                                    By:      BFL MANAGEMENT INC.
                                    Title:   TRUSTEE

                                             By:      /s/ Martin Rochwerg
                                                      --------------------------
                                             Name:    Martin Rochwerg
                                                      --------------------------
                                             Title:   Director
                                                      --------------------------

                                    EXHIBIT B



                              FAIRNESS OPINION FOR
                             TARRANT APPAREL GROUP

December 6, 2006                                    File Reference:  31-11-21739

Tarrant Apparel Group
3157 East Washington Blvd.
Los Angeles, CA 90023

Dear Ladies and Gentlemen:

It is our understanding that Tarrant Apparel Group (herein referred as the Company or the Buyer) has offered to purchase the following entities and assets which comprise The Buffalo Group from the owners thereof: (i) 3681441 Canada Inc., a corporation incorporated under the CANADA BUSINESS CORPORATION'S ACT ("CBCA") ("368 Canada"); (ii) Buffalo Inc., a corporation incorporated under the CBCA ("Buffalo Inc."); (iii) 3163946 Canada Inc., a corporation incorporated under the CBCA ("316 Canada"); (iv) Buffalo Corporation, a Delaware corporation ("Buffalo US" and, together with 368 Canada, Buffalo Inc., and 316 Canada, each a "Target Company" and collectively the "Target Companies"), and (v) certain assets of The Buffalo Trust ("Trust"). The proposed purchase of the Target Companies and the assets of Trust is referred to herein as the "Transaction."

As part of the Transaction you have requested Marshall & Stevens, Inc. (Marshall Stevens) to prepare a Fairness Opinion (the Opinion) on behalf of the Company.

You have requested our Opinion as to whether the Transaction is fair from a financial point of view, pursuant to the terms and conditions set forth in the Stock and Asset Purchase Agreement (the "Agreement"), dated December 1, 2006, by and among Buyer, 4366883 Canada Inc., a corporation incorporated under the CBCA, the Target Companies, Buffalo Management Inc. in its capacity as the sole trustee of Trust, and each stockholder of Target Companies ("Sellers" and, together with Target Companies and Trust, the "Seller Parties"). We have not been engaged to give advice on whether the shareholders should approve the Buyer's offer, nor have we been requested to seek or identify alternative business strategies and no such advice or alternative business strategy is given or provided. The date of this Opinion is December 6, 2006.

In arriving at our Opinion, we made such reviews, analyses and inquiries of other information as we deemed necessary and appropriate, such as, but not limited to:

         1.       The Agreement;

                                                           Tarrant Apparel Group
                                                                December 6, 2006
                                                                          Page 2


         2. Audited financial statements for the fiscal year ends and unaudited financial statements for the interim periods for all three entities of Buffalo Group. We reviewed audited financial statements for the fiscal years ended December 31, 2002 through the nine months ended 2006 for Buffalo de France, financial statements for fiscal years ended December 31, 2003 through the eight months ended 2007 for Buffalo Canada and financial statements for the fiscal years ended December 31, 2002 through the nine months ended 2006 for Buffalo Inc; and

         3. Audited combined balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 (the "MOST RECENT YEAR END") for Target Companies (consolidated with each Target Company's Subsidiaries) and Trust; and

         4. Unaudited combined balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the nine months ended September 30, 2006 (the "BALANCE SHEET DATE") for Target Companies (consolidated with each Target Company's Subsidiaries) and Trust (the "INTERIM FINANCIAL STATEMENTS").

         5. Various product brochures and other literature relative to the Target Companies.

In addition to reviewing the above information, we have among other things:

         1. Considered the nature of The Buffalo Group's business, history, earnings before interest and taxes, depreciation and amortization (EBITDA), earnings before interest and taxes
                  (EBIT), revenue, book capital, and total assets for the inclusive fiscal years 2002 through 2005 and the latest interim periods;

         2. Analyzed financial statements, prices and other materials regarding guideline publicly traded companies in the retail and apparel industry; required rates of return on debt and equity capital; materials discussing the economic outlook, in general; and the specific outlook for the retail and apparel industry; and such other material as we deemed appropriate;

         3.       Analyzed  the  financial  terms  and  operating   results  and
                  financial condition of companies, to the extent publicly available, involved in certain recent business combinations in the retail and apparel industry;

                                                           Tarrant Apparel Group
                                                                December 6, 2006
                                                                          Page 3


         4. Compared certain statistical and financial information of The Buffalo Group with similar information for certain guideline publicly traded companies in the retail and apparel industry;

         5.       Compared certain statistical and financial  information of The
                  Buffalo  Group  with  similar   information  for  mergers  and
                  acquisitions transactions in the retail and apparel industry;

         6. Visited The Buffalo Group's headquarters in Montreal, Canada, and conducted interviews with management and relied upon their representations concerning the operations, financial condition, future prospects, and projected operations and performance of The Buffalo Group;

         7. Visited the Buyer's headquarters in Los Angeles, CA, and conducted interviews with management and relied upon their representations concerning the operations, financial condition, future prospects, and projected operations and performance of The Buffalo Group; and

         8.       Conducted   such  other   financial   studies,   analyses  and
                  inquiries, and considered such other matters as we deemed necessary and appropriate for our Opinion.

In rendering our Opinion, we have not independently verified the accuracy and completeness of the financial information or other information furnished by The Buffalo Group orally or in writing, or other information obtained from publicly available sources. We reviewed most current and best available estimates and judgments of the management of The Buffalo Group, as to the expected future financial and operating performance of The Buffalo Group, and did not undertake any obligation to assess whether such forecasts, estimates or judgments were reasonable or were likely to be accurate, nor did we undertake any obligation independently to verify the underlying assumptions made in connection with such forecasts, estimates or judgments. In addition, we did not make an independent valuation or appraisal of any particular assets or liabilities of The Buffalo Group. Our Opinion is based on business, economic, market and other conditions as they exist as of the date of this Opinion. We have assumed that the factual circumstances agreements and terms, as they exist at the date of this Opinion, will remain substantially unchanged through the time the Transaction is completed. Marshall Stevens did not (i) opine as to the tax or accounting treatment of the Transaction or any related matter thereto, (ii) assess the impact of compliance with any labor laws, including without limitations, the federal Warn Act, or (iii) rely upon any third party appraisals in arriving at this Opinion.

                                                           Tarrant Apparel Group
                                                                December 6, 2006
                                                                          Page 4



This Opinion is provided for use in connection with the Buyers' evaluation of the Transaction and may not be quoted, published, used or referred to in whole or in part, in connection with the Transaction or for any other purpose without Marshall Stevens' prior written consent; provided that, this Opinion may be included in the proxy statement sent by the Company to its shareholders concerning the Transaction so long as the Opinion is reproduced in full in such proxy statement and any summary of the Opinion in the proxy statement is reasonably acceptable to Marshall Stevens. Our fee for this Opinion is not contingent upon our conclusion regarding the fairness of the consideration received by the public shareholders.



Based upon the foregoing and upon such other factors as deemed relevant, including the attached assumptions and limiting conditions, it is our Opinion that, as of the date of this Opinion, the transaction is fair to the Buyer, from a financial point of view, pursuant to the terms and subject to the conditions set forth in the Agreement.


Very truly yours,

/s/ Marshall & Stevens Incorporated
-----------------------------------
MARSHALL & STEVENS INCORPORATED

31-11-21739

                       ASSUMPTIONS AND LIMITING CONDITIONS


TITLE
No investigation of legal title was made, and we render no opinion as to ownership of The Buffalo Group (the Seller) or the underlying assets.

DATE OF VALUE
The date of this Opinion is December 6, 2006. The dollar amount reported is based on the purchasing power of the U.S. dollar as of that date. The analyst assumes no responsibility for economic or physical factors occurring subsequent to the date of this Opinion that may affect the Opinion reported.

VISITATION
The Buffalo Group was visited by senior analysts of Marshall Stevens. When the date of our visit differs from the date of our Opinion, we assume no material change in the operations of The Buffalo Group or the underlying assets unless otherwise noted in the report.

NON-VALUATION EXPERTISE
No opinion is intended to be expressed for matters that require legal or specialized expertise, investigation, or knowledge beyond that customarily employed by financial analysts.

INFORMATION AND DATA
Information supplied by others that was considered in this analysis is from sources believed to be reliable, and no further responsibility is assumed for its accuracy. We reserve the right to make such adjustments to the Opinion herein reported based upon consideration of additional or more reliable data that may become available subsequent to the issuance of this Opinion.

LITIGATION SUPPORT
Depositions, expert testimony, attendance in court, and all preparations/support for same arising from this Opinion shall not be required unless arrangements for such services have been previously made.

MANAGEMENT
The Opinion expressed herein assumes the continuation of prudent management policies over whatever period of time is deemed reasonable and necessary to maintain the character and integrity of The Buffalo Group or the underlying assets.

PURPOSE
We have presented Marshall Stevens' considered Opinion based on the facts and data obtained during the course of this investigation. This Opinion has been prepared for the sole purpose stated herein and shall not be used for any other purpose.

UNEXPECTED CONDITIONS
We assume there are no hidden or unexpected conditions associated with The Buffalo Group or the underlying assets that might adversely affect value. We also assume no responsibility for changes in market condition that may require an adjustment to our Opinion.

HAZARDOUS SUBSTANCES
Hazardous substances, if present within a business, can introduce an actual or potential liability that may adversely affect the marketability and value of The Buffalo Group or the underlying assets. In this Opinion, no consideration has been given to such liability or its impact on value.

CONTINGENT LIABILITIES
Our conclusions do not consider the impact of any contingent liabilities of The Buffalo Group, either known or unknown. According to the Management of the Buyer, as of the date of this Opinion, there were no contingent liabilities that were considered material.

FUTURE EVENTS/PROJECTIONS
The reader is advised that this Opinion is heavily dependent upon future events with respect to industry performance, economic conditions, and the ability of The Buffalo Group to meet certain operating projections. In this Opinion, the operating projections have been developed from information supplied by the Management of the Buyer. The operating projections incorporate various assumptions including, but not limited to, net sales, net sales growth, profit margins, income taxes, depreciation, capital expenditures, working capital levels, and discount rates, all of which are critical to the Opinion. The operating projections are deemed to be reasonable and valid at the date of this Opinion; however, there is no assurance or implied guarantee that the assumed facts will be validated or that the circumstances will actually occur. We reserve the right to make adjustments to this Opinion herein reported as may be required by any modifications in the prospective outlook for the economy, the industry, and/or the operations of The Buffalo Group.

                                    EXHIBIT C


                         CHAPTER 13. DISSENTERS' RIGHTS

1300. Reorganization or short-form merger; dissenting shares; corporate purchase at fair market value; definitions

   (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision
(e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

   (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

     (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or
(B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

     (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that sub-paragraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

     (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

     (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

   (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

1301. Notice to holders of dissenting shares in reorganizations; demand for purchase; time; contents

   (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

   (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

   (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302.   Submission  of  share   certificates  for  endorsement;   uncertificated
securities

   Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. Payment of agreed price with interest; agreement fixing fair market value; filing; time of payment

   (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

   (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. Action to determine whether shares are dissenting shares or fair market value; limitation; joinder; consolidation; determination of issues; appointment of appraisers

   (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

   (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

   (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

1305. Report of appraisers; confirmation; determination by court; judgment; payment; appeal; costs

   (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

   (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

   (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

   (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

   (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section
1301).

1306. Prevention of immediate payment; status as creditors; interest

   To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

1307. Dividends on dissenting shares

   Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

1308. Rights of dissenting shareholders pending valuation; withdrawal of demand for payment

   Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309. Termination of dissenting share and shareholder status

   Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

   (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

   (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

   (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of
Section 1110 was mailed to the shareholder.

   (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of dissenting shares.

1310. Suspension of right to compensation or valuation proceedings; litigation of shareholder's approval

   If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

1311. Exempt shares

   This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

1312. Right of dissenting shareholder to attack, set aside or rescind merger or reorganization; restraining order or injunction; conditions

   (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attach the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions, or if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

   (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

   (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

                                    EXHIBIT D



THE BUFFALO GROUP

COMBINED FINANCIAL STATEMENTS
(EXPRESSED IN U.S. DOLLARS)

THE BUFFALO GROUP


COMBINED FINANCIAL STATEMENTS
(EXPRESSED IN U.S. DOLLARS)


CONTENTS


Report of Independent Registered Public Accounting Firm .......................1

Combined Balance Sheets .......................................................2

Combined Statements of Shareholders' Equity ...................................3

Combined Statements of Earnings ...............................................4

Combined Statements of Cash Flows .........................................5 - 6

Notes to Combined Financial Statements ...................................7 - 28

                                         RSM RICHTER S.E.N.C.R.L.
                                         COMPTABLES AGREES
                                         CHARTERED ACCOUNTANTS
                                         2, Place Alexis Nihon
                                         Montreal (Quebec) H3Z 3C2
                                         Telephone / Telephone : (514)934-3400
                                         Telecopieur / Facsimile : (514)934-3408
                                         www.rsmrichter.com


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of
THE BUFFALO GROUP

We have audited the accompanying combined balance sheets of The Buffalo Group as at December 31, 2005 and 2004 and the combined statements of earnings, shareholders' equity and cash flows for the three years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with Canadian generally accepted auditing standards and the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of The Buffalo Group as at December 31, 2005 and 2004 and the results of their operations and their cash flows for the three years then ended in accordance with Canadian generally accepted accounting principles.

Generally accepted accounting principles in Canada vary in certain respects from generally accepted accounting principles in the United States of America. The Buffalo Group has disclosed the effect of the significant differences between the Buffalo Group's accounting policies and the application of generally accepted accounting principles in the United States of America on Other Comprehensive Income for each of the years in the three-year period ended December 31, 2005 and on the liabilities and shareholders' equity as of December 31, 2005 and 2004 in note 16 to the combined financial statements.


CHARTERED ACCOUNTANTS

Montreal, Quebec
April 6, 2006
(Except for note 17, which is dated December 6, 2006)

THE BUFFALO GROUP
COMBINED BALANCE SHEETS
(EXPRESSED IN U.S. DOLLARS)
                                                 AS AT
                                             SEPTEMBER 30,         AS AT DECEMBER 31,
                                                 2006        ----------------------------
                                             (UNAUDITED)         2005            2004
                                             ------------    ------------    ------------
ASSETS
CURRENT
  Cash ...................................   $  1,277,044    $    485,093    $    692,432
  Accounts receivable ....................     16,835,117      19,357,147      14,462,464
  Inventory ..............................     22,100,036      16,656,830      16,524,677
  Royalties receivable ...................      1,852,711         679,603         876,855
  Prepaid expenses .......................        444,369         191,549          56,291
  Income taxes receivable ................        442,835            --              --
                                             ------------    ------------    ------------

                                               42,952,112      37,370,222      32,612,719
PROPERTY AND EQUIPMENT (note 3) ..........      9,944,087       7,393,340       7,016,807
LOANS RECEIVABLE RELATED PARTIES (note 4).      1,743,413       2,346,235       3,180,192
LICENSES (note 5) ........................     18,948,340      20,148,383      21,837,075
FUTURE INCOME TAXES ......................      1,306,000         448,000         194,000
                                             ------------    ------------    ------------

                                             $ 74,893,952    $ 67,706,180    $ 64,840,793
                                             ============    ============    ============
LIABILITIES
CURRENT
  Bank indebtedness (note 6) .............     17,938,768      10,519,592      12,396,905
  Accounts payable and accrued liabilities      8,439,563       9,741,317      10,067,334
  Income taxes payable ...................           --         1,747,664         909,571
  Royalties payable ......................           --              --         1,614,255
  Interest payable .......................        671,021       5,159,072       2,495,840
                                             ------------    ------------    ------------

                                               27,049,352      27,167,645      27,483,905
LOANS PAYABLE (note 7) ...................     31,527,719      26,492,226      31,206,688
DEFERRED LEASE INDUCEMENTS ...............        386,726         463,211         452,414
DEFERRED LEASE OBLIGATION ................        491,500         482,977         385,949
DEFERRED TENANT ALLOWANCES ...............        907,145         673,333         570,261
RETRACTABLE SHARES (note 9) ..............      5,232,607       5,028,527       4,865,354
                                             ------------    ------------    ------------

TOTAL LIABILITIES ........................     65,595,049      60,307,919      64,964,571
                                             ============    ============    ============

COMMITMENTS AND CONTINGENCIES (note 8)
SHAREHOLDERS' EQUITY

CUMULATIVE TRANSLATION ADJUSTMENT ........     (4,337,658)     (3,856,135)     (3,471,913)

CAPITAL STOCK (note 10) ..................      5,472,721       5,472,715             352

RETAINED EARNINGS ........................      8,163,840       5,781,681       3,347,783
                                             ------------    ------------    ------------
                                                9,298,903       7,398,261        (123,778)
                                             ------------    ------------    ------------
                                             $ 74,893,952    $ 67,706,180    $ 64,840,793
                                             ============    ============    ============

See accompanying notes

APPROVED ON BEHALF OF THE BOARD:

                               Director
-------------------------------

THE BUFFALO GROUP
COMBINED STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE PERIODS ENDED
(EXPRESSED IN U.S. DOLLARS)
                                               Retained     Cumulative
                                 Capital       Earnings     Translation
                                  Stock       (Deficit)      Adjustment       TOTAL
                               -----------   -----------    -----------    -----------
BALANCE - JANUARY 1, 2003 ..   $       227   $  (933,047)   $  (126,493)   $(1,059,313)

Net earnings for the year
  ended December 31, 2003 ..          --       2,763,159           --        2,763,159
Currency translation .......            29          --       (2,309,372)    (2,309,343)
Issuance of common stock ...            77          --             --               77
                               -----------   -----------    -----------    -----------

BALANCE - DECEMBER 31, 2003            333     1,830,112     (2,435,865)      (605,420)

Net earnings for the year
  ended December 31, 2004 ..          --       1,517,671           --        1,517,671
Currency translation .......            19          --       (1,036,048)    (1,036,029)
                               -----------   -----------    -----------    -----------

BALANCE - DECEMBER 31, 2004            352     3,347,783     (3,471,913)      (123,778)

Net earnings for the year
  ended December 31, 2005 ..          --       2,433,898           --        2,433,898
Currency translation .......          --            --         (384,222)      (384,222)
Issuance of common stock ...     5,472,363          --             --        5,472,363
                               -----------   -----------    -----------    -----------

BALANCE - DECEMBER 31, 2005      5,472,715     5,781,681     (3,856,135)     7,398,261

Net earnings for the period
  ended September 30, 2006 .          --       2,382,159           --        2,382,159
Currency translation .......             6          --         (481,523)      (481,517)
                               -----------   -----------    -----------    -----------

BALANCE - SEPTEMBER 30, 2006   $ 5,472,721   $ 8,163,840    $(4,337,658)   $ 9,298,903
                               ===========   ===========    ===========    ===========

See accompanying notes

THE BUFFALO GROUP
COMBINED STATEMENT OF EARNINGS
(EXPRESSED IN U.S. DOLLARS)

                                     NINE MONTH       NINE MONTH
                                    PERIOD ENDED     PERIOD ENDED                YEARS ENDED DECEMBER 31,
                                    SEPTEMBER 30,    SEPTEMBER 30,   -----------------------------------------------
                                        2006             2005            2005             2004              2003
                                    (Unaudited)      (Unaudited)
                                   -------------    -------------    -------------    -------------    -------------

SALES ..........................   $  74,792,601    $  74,114,959    $ 104,071,846    $  87,788,920    $  75,248,392

COST OF SALES ..................      38,770,338       39,777,415       61,155,418       50,222,074       44,746,624
                                   -------------    -------------    -------------    -------------    -------------
GROSS PROFIT ...................      36,022,263       34,337,544       42,916,428       37,566,846       30,501,768
                                   -------------    -------------    -------------    -------------    -------------

EXPENSES

      Stores ...................       9,012,911        7,992,520       12,256,741       11,471,058        9,366,474
      Selling ..................       9,547,549        7,400,376        9,761,281        8,136,118        8,490,919
      Administrative and general       7,208,633        4,968,973        8,013,285        7,854,156        6,506,071
      Amortization .............       3,465,993        2,824,544        4,291,084        3,713,405        1,638,130
      Interest .................         934,368          811,151        1,101,864        1,017,993        1,769,457
      Interest on loan payable .       1,987,147        1,837,635        2,476,474        2,305,445           18,558
      Foreign exchange .........         118,832             --            216,561             --               --
      Write-off of property and
        equipment ..............          38,671             --            510,240             --               --
                                   -------------    -------------    -------------    -------------    -------------
                                      32,314,104       25,835,199       38,627,530       34,498,175       27,789,609
                                   -------------    -------------    -------------    -------------    -------------

EARNINGS BEFORE INCOME TAXES ...       3,708,159        8,502,345        4,288,898        3,068,671        2,712,159

Income taxes
      Current (note 11) ........       2,184,000        3,048,663        2,109,000        1,344,000          350,000
      Future ...................        (858,000)            --           (254,000)         207,000         (401,000)
                                   -------------    -------------    -------------    -------------    -------------
                                       1,326,000        3,048,663        1,855,000        1,551,000          (51,000)
                                   -------------    -------------    -------------    -------------    -------------

NET EARNINGS ...................   $   2,382,159    $   5,453,682    $   2,433,898    $   1,517,671    $   2,763,159
                                   =============    =============    =============    =============    =============

See accompanying notes

THE BUFFALO GROUP
COMBINED STATEMENT OF CASH FLOWS
(EXPRESSED IN U.S. DOLLARS)


                                       NINE MONTH      NINE MONTH
                                      PERIOD ENDED    PERIOD ENDED               YEARS ENDED DECEMBER 31,
                                      SEPTEMBER 30,   SEPTEMBER 30,   --------------------------------------------
                                          2006            2005            2005            2004            2003
                                      (Unaudited)     (Unaudited)
                                      ------------    ------------    ------------    ------------    ------------
FUNDS PROVIDED (USED) -

    OPERATING ACTIVITIES
        Net earnings ..............   $  2,382,159    $  5,453,682    $  2,433,898    $  1,517,671    $  2,763,159
        Future income tax .........       (858,000)           --          (254,000)        207,000        (401,000)
        Amortization of property
         and equipment ............      1,481,808         977,980       1,822,545       1,409,407       1,100,197
        Amortization of licenses ..      1,984,185       1,846,563       2,468,539       2,303,998         537,933
        Amortization of deferred
         lease inducements ........        (90,245)        (61,590)       (131,445)       (100,983)       (103,018)
        Amortization of deferred
         tenant allowances ........        (79,232)           --           (81,940)        (45,349)        (31,472)
        Loss on disposal of
         property and equipment ...           --              --              --              --            42,069
        Write-off of property and
         equipment ................         38,671            --           510,240            --              --
        Write-off of deferred lease
         inducements ..............           --             4,182         (24,915)           --           (27,696)
        Deferred tenant allowances         314,114            --           188,422         321,681         171,585
        Deferred lease obligation .        (10,930)           --            81,175          62,178         273,394
                                      ------------    ------------    ------------    ------------    ------------
                                         5,162,530       8,220,817       7,012,519       5,675,603       4,325,151
        Changes in non-cash
         operating elements of
         working capital (note 13)     (12,327,408)    (11,547,838)     (3,403,789)     (4,515,998)      2,417,605
                                      ------------    ------------    ------------    ------------    ------------
        NET CASH PROVIDED (USED) BY
         OPERATING ACTIVITIES .....     (7,164,878)     (3,327,021)      3,608,730       1,159,605       6,742,756
                                      ------------    ------------    ------------    ------------    ------------
    FINANCING ACTIVITIES
        Bank indebtedness .........      7,419,176       3,079,953      (1,877,313)      2,968,376      (1,255,191)
        Increase in deferred lease
         inducements ..............           --            25,447         155,194          17,279         174,433
        Increase (decrease) in
         loans payable ............      4,187,535          33,950         (57,867)       (456,234)     22,407,424
                                      ------------    ------------    ------------    ------------    ------------
        NET CASH PROVIDED (USED) BY
         FINANCING ACTIVITIEs .....     11,606,711       3,139,350      (1,779,986)      2,529,421      21,326,666
                                      ------------    ------------    ------------    ------------    ------------
    INVESTING ACTIVITIES
        Loans receivable, related
         parties ..................        685,271         852,587         938,495        (750,541)       (389,240)
        Additions to property and
         equipment ................     (3,706,180)     (1,276,645)     (2,662,364)     (1,488,713)     (2,703,583)
        Disposal of property and
         equipment ................           --              --              --              --            42,827
        Additions to trademarks ...           --              --              --              --       (23,095,863)
                                      ------------    ------------    ------------    ------------    ------------
        NET CASH USED IN INVESTING
         ACTIVITIES ...............     (3,020,909)       (424,058)     (1,723,869)     (2,239,254)    (26,145,859)
                                      ------------    ------------    ------------    ------------    ------------

    FOREIGN CURRENCY TRANSLATION ..       (628,973)        242,207        (312,214)     (1,057,499)     (1,769,773)
                                      ------------    ------------    ------------    ------------    ------------

THE BUFFALO GROUP
COMBINED STATEMENT OF CASH FLOWS
(EXPRESSED IN U.S. DOLLARS)

                                       NINE MONTH     NINE MONTH
                                      PERIOD ENDED   PERIOD ENDED               YEARS ENDED DECEMBER 31,
                                      SEPTEMBER 30,  SEPTEMBER 30,   --------------------------------------------
                                          2006           2005            2005            2004           2003
                                      (Unaudited)    (Unaudited)
                                      ------------   ------------    ------------    ------------   ------------
INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS ................   $    791,951   $   (369,522)   $   (207,339)   $    392,273   $    153,790

CASH AND CASH EQUIVALENTS
    BEGINNING OF YEAR .............        485,093        692,432         692,432         300,159        146,369
                                      ------------   ------------    ------------    ------------   ------------


    END OF YEAR ...................   $  1,277,044   $    322,910    $    485,093    $    692,432   $    300,159
                                      ============   ============    ============    ============   ============

See accompanying notes

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)



1.       NATURE OF BUSINESS

         The Buffalo Group consists of the following companies: Buffalo Inc., Buffalo Corporation, 3163946 Canada Inc., 3681441 Canada Inc. and The Buffalo Trust.

         The Buffalo Group (the "Group") are importers, wholesalers and retailers of casual wear selling to customers across Canada and the United States and is a licensor of various trademarks across Canada and the United States.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         These combined financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP"). There are certain measurement differences between Canadian GAAP and United States generally accepted accounting policies ("U.S. GAAP"). Differences which relate to the Buffalo Group are summarized in note 16.

         BASIS OF PRESENTATION

         The combined financial statements reflect the historical financial position, results of operation and cash flows of the entities to be acquired by Tarrant Apparel Group ("The Buffalo Group") and therefore these financial statements comprise of the businesses of Buffalo Inc., Buffalo Corporation, 3681441 Canada Inc. and The Buffalo Trust, who have a December 31 year end and 3163946 Canada Inc. whose fiscal year ends on the Saturday closest to January 31st. On combination all significant intercompany transactions and balances have been eliminated, except for the balance resulting from the non-coterminous year ends which are included in the combined accounts payable and accrued liabilities in the amount of approximately $Nil, $ 474,000 and $157,000 for the period ended September 30, 2006, and the years ended December 31, 2005 and 2004, respectively.

         INTERIM FINANCIAL STATEMENTS


         The accompanying unaudited combined financial statements for the nine month periods ended September 30, 2006 and September 30, 2005 of the Buffalo Group have been prepared in accordance with generally accepted accounting principles for interim financial reporting and do not include all disclosures required by Canadian generally accepted accounting principles for annual financial reporting and should be read in conjunction with the accompanying combined financial statements, and notes thereto, for the year ended December 31, 2005.

         The accompanying unaudited combined financial statements of the Group reflect all adjustments, consisting only of normal recurring accruals, which management considers necessary for a fair statement of the financial position and results of operations for the interim period and is subject to year end adjustments. The results of operations for the interim periods are not necessarily indicative of the results for the full year or any future period.


         The interim combined financial statements include the results of operations of the combined entities for nine months except for 3163946 Canada Inc. which includes only eight months.

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)



2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

         USES OF ESTIMATES

         In preparing the Group's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the combined financial statements and reported amounts of revenues and expenses during the reporting period because of the use of estimates inherent in the financial reporting process. Actual results may differ from these estimates. Significant estimates in these financial statements include the allowance for doubtful accounts, recovery of future income taxes, useful lives and impairment of long-lived assets and fair value for disclosure purposes.

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents include highly liquid investments with original maturities of three months or less when purchased.

         REVENUE RECOGNITION

         Revenue from wholesale product sales is recognized at the time of shipment of goods to customers, when title passes, the sales price is fixed or determinable and collectibility is reasonably assured. The Group accrues for estimated sales returns and other allowances in the period in which the related revenue is recognized.

         Sales of products from the Group's stores are recognized at the point of sale.

         Sales of product to licensees are recognized in accordance with the specific terms of agreement with each licensee.

         VALUATION OF INVENTORY


         Inventory comprising of finished goods is stated at the lower of cost (first-in, first-out method) and net realizable value.


         The valuation of retail inventory in the stores is determined by the retail inventory method which approximates the lower of cost (first-in, first-out method) and net realizable value. Under the retail inventory method, inventory is converted to a cost basis by applying an average cost to selling ratio. Inventory includes items that have been marked down to management's best estimate of their net realizable value.

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)



2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

         AMORTIZATION

         Property and equipment are amortized over the estimated useful lives of the respective assets as follows:

         On the declining balance method -

                  Furniture and fixtures ...................20%
                  Data processing equipment ................30%
                  Machinery and equipment ..................30%

         On the straight-line method -

                  Leasehold improvements ...................Base, non-cancelable term of leases
                  In store furniture and fixtures ..........three years
                  Licenses .................................ten years

         IMPAIRMENT OF LONG-LIVED ASSETS

         In fiscal 2005, the Group adopted the Canadian Institute of Chartered Accountants' ("CICA") Handbook Section 3036 "Impairment of Long-Lived Assets". The new standards require an impairment loss to be recognized when the carrying amount of a long-lived asset to be held and used, such as property and equipment and licenses exceeds the sum of the undiscounted cash flows expected from its use and eventual disposition. The impairment recognized should be measured as the amount by which the carrying amount of the asset exceeds its fair value. The standard has been applied prospectively and had no impact on the Group's combined financial statements.

         OPERATING LEASES

         The Group recognizes rental expense and inducements received from landlords on a straight-line basis over the base, non-cancelable lease terms. Any difference between the calculated expense and the amounts actually paid is reflected as a liability in the Companies' balance sheet. The Group recognizes contingent rental expense when the achievement of specified sales targets are considered probable.

         FUNCTIONAL CURRENCY

         The Group's functional currency for its operations is the Canadian dollar except for Buffalo Corporation whose functional currency is the U.S. dollar. However, the Group's reporting currency is the U.S. dollar. Therefore, the financial statements for all periods presented have been translated into the U.S. dollar using the current rate method. Under this method, the income statement and the cash flows statement items for each period have been translated into U.S. dollar using the rates in effect at the date of the transactions, and assets and liabilities have been translated using the exchange rate at the end of the period. All resulting exchange differences are reported in the cumulative translation adjustment account as a separate component of shareholder's equity.

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)



2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

         LICENSES

         The licenses are intangible assets which have a finite life and are recorded at cost less accumulated amortization. The licenses are assessed for impairment loss annually and any necessary write-down arising from impairment value is recorded in the period for which the impairment is identified.

         FOREIGN CURRENCY TRANSLATION

         Transactions concluded in currencies other than the functional currency have been translated as follows: monetary assets and liabilities have been translated at the exchange rate in effect at the balance sheet date and revenues and expenses have been translated at the average exchange rate for each period; non-monetary assets and liabilities have been translated at the rates prevailing at the dates of the respective transactions. Exchange gains and losses arising from such transactions are included in net earnings for the period.

         INCOME TAXES

         The Group provides for income taxes using the liability method of tax allocation. Under this method, future income tax assets and liabilities are determined based on deductible or taxable temporary differences between financial statements values and tax values of assets and liabilities using substantively enacted income tax rates expected to be in effect for the year in which the differences are expected to reverse.

         The Group establishes a valuation allowance against future income tax assets if, based upon available information, it is more likely than not that some or all of the future income tax assets will not be realized.

         The net earnings of the Buffalo Trust, if any, for the period constitute income of the trust's beneficiaries and are subject to income tax in their hands and accordingly, no provision for income taxes on the income of the Trust has been made.

         PREFERRED SHARES RETRACTABLE AT THE OPTION OF THE HOLDER

         The Group applied the guidelines of the CICA's Emerging Issues Committee which has issued Abstract 149 ("EIC-149"), Accounting for Retractable or Mandatorily Redeemable Shares, to provide guidelines on the classification of retractable or mandatorily redeemable shares, and their subsequent valuation when they are classified as liabilities. Under EIC-149, retractable or mandatorily redeemable shares should be classified as liabilities unless specific criteria are met. If all of these criteria are not met, these shares are classified as liabilities and valued at their redemption value at each closing date. Gains or losses resulting from the remeasurement of the instrument should be recognized in income.

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


3.       ACCOUNTS RECEIVABLE


         The allowance for doubtful accounts included in the accounts receivable are as follows:

                  September 30, 2006 ............  $108,559
                  December 30, 2005 .............    83,230
                  December 30, 2004 .............   956,933


4.       PROPERTY AND EQUIPMENT



                                                 AS AT SEPTEMBER 30, 2006
                                      ------------------------------------------
                                                      Accumulated   Net Carrying
                                          Cost       Amortization      Amount
                                      ------------   ------------   ------------
Furniture and fixtures ............   $  4,186,571   $  2,399,653   $  1,786,918
Data processing equipment .........      3,073,782      1,961,578      1,112,204
Machinery and equipment ...........        223,883        206,171         17,712
In store furniture and fixtures ...        635,691        232,462        403,229
Leasehold improvements ............     11,826,724      5,202,700      6,624,024
                                      ------------   ------------   ------------
                                      $ 19,946,651   $ 10,002,564   $  9,944,087
                                      ============   ============   ============



                                                 AS AT SEPTEMBER 30, 2005
                                      ------------------------------------------
                                                      Accumulated   Net Carrying
                                          Cost       Amortization      Amount
                                      ------------   ------------   ------------
Furniture and fixtures ............   $  4,224,961   $  2,153,051   $  2,071,910
Data processing equipment .........      2,448,731      1,708,167        740,564
Machinery and equipment ...........        208,396        192,971         15,424
In store furniture and equipment ..        158,348           --          158,348
Leasehold improvements ............      9,116,933      4,757,939     4,358,994
                                      ------------   ------------   ------------
                                      $ 16,157,369   $  8,812,129   $  7,345,240
                                      ============   ============   ============



                                                  AS AT DECEMBER 31, 2005
                                      ------------------------------------------
                                                      Accumulated   Net Carrying
                                          Cost       Amortization      Amount
                                      ------------   ------------   ------------
Furniture and fixtures ............      3,922,506      2,095,428      1,827,078
Data processing equipment .........      2,430,331      1,680,324        750,007
Machinery and equipment ...........        210,687        194,919         15,768
In store furniture and fixtures ...        384,307         88,137        296,170
Leasehold improvements ............      8,965,332      4,461,015      4,504,317
                                      ------------   ------------   ------------
                                        15,913,163      8,519,823      7,393,340
                                      ============   ============   ============


                                                  AS AT DECEMBER 31, 2004
                                      ------------------------------------------
                                                      Accumulated   Net Carrying
                                          Cost       Amortization      Amount
                                      ------------   ------------   ------------
Furniture and fixtures ............      3,846,481      1,796,733      2,049,748
Data processing equipment .........      2,203,862      1,482,605        721,257
Machinery and equipment ...........        201,493        182,473         19,020
In store furniture and fixtures ...           --             --             --
Leasehold improvements ............      8,242,216      4,015,434      4,226,782
                                      ------------   ------------   ------------
                                        14,494,052      7,477,245      7,016,807
                                      ============   ============   ============

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


5.       LOANS RECEIVABLE, RELATED PARTIES

                                                   SEPTEMBER 30,               DECEMBER 31,
                                            -------------------------   -------------------------
                                                2006          2005         2005           2004
                                            (unaudited)   (unaudited)
                                            -----------   -----------   -----------   -----------
Loans receivable, employees .............   $   173,193   $   412,968   $   438,927   $ 1,062,326
Loans receivable, indirect shareholders .       554,497       753,723       708,796       412,533
Loans receivable, companies controlled by
  indirect shareholders .................     1,015,723     1,255,037     1,198,512     1,705,333
                                            -----------   -----------   -----------   -----------
                                            $ 1,743,413   $ 2,421,728   $ 2,346,235   $ 3,180,192
                                            ===========   ===========   ===========   ===========



         Loans receivable are non-interest bearing and have no specified terms of repayment.



6.       LICENSES

         Licenses consist of the following:

                                                    SEPTEMBER 30,               DECEMBER 31,
                                            --------------------------  ---------------------------
                                                2006          2005          2005           2004
                                            (unaudited)   (unaudited)
                                            ------------  ------------  ------------   ------------
Licenses ................................   $ 26,901,364  $ 25,760,317   $ 25,859,372   $ 24,875,208
Option to purchase the Buffalo and
  Request trademarks ....................         89,469        86,155         85,986         83,195
                                            ------------  ------------  ------------   ------------
                                              26,990,833    25,846,472     25,945,358     24,958,403
Accumulated amortization ................     (8,042,493)   (5,180,295)    (5,796,975)    (3,121,328)
                                            ------------  ------------   ------------   ------------
                                            $ 18,948,340  $ 20,666,177   $ 20,148,383   $ 21,837,075
                                            ------------  ------------   ------------   ------------


         The option to purchase the Buffalo and Request trademarks gives the Buffalo Trust the right to purchase the licensed trademarks for $1,000,000 Canadian (approximately U.S.$895,000) at anytime up to December 31, 2013.



7.       BANK INDEBTEDNESS


         The Group's $40,000,000 Canadian (approximately U.S.$35,788,000) credit facility is subject to review annually and consists of an operating demand line of credit, letters of credit facility, a banker's acceptance facility and a Libor loan facility. Borrowings can be drawn down in Canadian or U.S. funds. Borrowings under the operating demand line of credit bear interest at either prime plus 0.25% per annum or Libor plus 2% per annum and the letters of credit facility is limited to $20,000,000 Canadian (approximately U.S.$17,894,000).

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


7.       BANK INDEBTEDNESS (CONT'D)

         The    Group    has   an    additional    $15,000,000    (approximately
         (U.S.$13,420,000) credit facility which is subject to annual review and consists of foreign exchange contracts.

         The credit facilities are secured by the Group's accounts receivable and inventories. The banking agreement contains financial and other covenants, including but not limited to, limitations on earnings, tangible net worth and working capital as well as the maintenance of two financial ratios - a ratio of total debt to tangible net worth and a current ratio.

         The Group was in compliance with all covenants as of December 31, 2005.


8.       LOANS PAYABLE

                                                         SEPTEMBER 30,                 DECEMBER 31,
                                                 --------------------------    ---------------------------
                                                     2006           2005
                                                 (unaudited)    (unaudited)        2005           2004
                                                 ------------   ------------   ------------   ------------
7.5 % loan from company controlled by indirect
  shareholders ...............................   $ 26,840,833   $ 25,846,472   $ 25,795,357   $ 24,958,403
Loan payable, indirect shareholder ...........        557,168        536,523        535,583        518,059
Loans payable, company controlled by indirect
  shareholder ................................      4,129,718         90,766        161,286           --
Loan payable, repaid in 2005 .................           --        5,674,790           --        5,730,226
                                                 ------------   ------------   ------------   ------------
                                                 $ 31,527,719   $ 32,148,551   $ 26,492,226   $ 31,206,688
                                                 ============   ============   ============   ============


         Except as noted above, loans are non-interest bearing and have no specified terms of repayment and will not be repaid before October 1, 2007.



9.       COMMITMENTS AND CONTINGENCIES


         LETTERS OF CREDIT

         The Group's letters of credit outstanding and the amounts in accounts payable and accrued liabilities are approximately as follows:

                                                                 INCLUDED IN
                                    OUTSTANDING LETTERS     ACCOUNTS PAYABLE AND
                                         OF CREDIT          ACCRUED LIABILITIES
                                    -------------------     --------------------
September 30, 2006 (unaudited)       $    1,973,000           $      398,000
December 31, 2005                         2,685,000                  558,000
December 31, 2004                         3,027,000                1,299,000

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


9.       COMMITMENTS AND CONTINGENCIES (CONT'D)


         GUARANTEES

         The Group has furnished a 25% guarantee of a loan of a company controlled by the ultimate shareholders. As at September 30, 2006, the loan amounted to $3,460,000 Canadian (2005 - $Nil) (approximately U.S.$3,096,000).

         CLAIM

         Legal proceedings have been instituted against 3163946 Canada Inc. by a former employee, claiming involuntary resignation in the amount of approximately $400,000. It is not possible at this time to determine the outcome of this matter and accordingly, no provision has been made in the accounts for this claim.

         OPERATING LEASES

         As at September 30, 2006, there were contractual obligations for leases amounting to approximately $33,186,000. The leases extend over various periods up to the year 2017 and is expected that in the normal course of operations most will be renewed under option clauses or will be renegotiated.

         The aggregate minimum rentals, exclusive of other occupancy charges and additional rental based on a percentage of sales, for the five succeeding years and the total lease payments for the duration of the leases for the Group's premises are approximately as follows:

--------------------------------------------------------------------------------

         2007                                          $   5,280,000
         2008                                              4,695,000
         2009                                              4,419,000
         2010                                              4,092,000
         2011                                              3,699,000
         Thereafter                                       11,001,000

         The rent for store, warehouse showroom, design office and corporate headquarters' operating leases included in the accompanying combined statements of earnings are as follows:


                          NINE MONTH PERIOD ENDED
                               SEPTEMBER 30,                   YEARS ENDED DECEMBER 31,
                         -------------------------     ----------------------------------------
                            2006           2006           2005           2004           2003
                        (Unaudited)     (unaudited)
                         ----------     ----------     ----------     ----------     ----------
Basic rent .........     $5,582,525     $4,747,356     $7,705,816     $7,025,651     $5,608,530

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


10.      RETRACTABLE PREFERRED SHARES


--------------------------------------------------------------------------------

         BUFFALO INC.

         Authorized without limit as to number
            and without par value -

         Class "D" voting, retractable (at the
            amount paid thereon) preferred
            shares with the right to a non-
            cumulative dividend of the prime
            lending rate less 1%
         Class "E" retractable (at fair value
            calculated based on a formula)
            preferred shares with the right to
            a non-cumulative monthly dividend
            of 1%
         Class "F" retractable (at fair value
            calculated based on a formula)
            preferred shares with the right to
            a non-cumulative monthly dividend
            of 1%
         Class "G" retractable (at fair value
            calculated based on a formula)
            preferred shares with the right to
            a non-cumulative monthly dividend
            of half of 1%
         Class "H" retractable (at the amount
            paid thereon) preferred shares
            with the right to a non-cumulative
            yearly dividend of 8%

         3163946 CANADA INC.:

         Authorized without limit as to number
            and without par value -

         Class "D" redeemable and retractable
            (at the amount paid thereon)
            preferred shares with the right to
            a non-cumulative monthly dividend
            of 1%
         Class "E" redeemable and retractable
            (at the amount paid thereon)
            preferred shares with the right to
            a non-cumulative monthly dividend
            of 1%
         Class "F" redeemable and retractable
            (at the amount paid thereon)
            preferred shares with the right to
            a non-cumulative yearly dividend
            of $1 per share
         Class "G" redeemable and retractable
            (at the amount paid thereon)
            preferred shares with the right to
            a non-cumulative yearly dividend
            of $1 per share

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


10.      RETRACTABLE PREFERRED SHARES (CONT'D)


                                                 SEPTEMBER 30,       DECEMBER 31,
                                                     2006      -----------------------
                                                  (unaudited)     2005         2004
                                                  ----------   ----------   ----------
         3681441 CANADA INC.:

         Authorized without limit as to number and without par value -

         Class "D" voting, redeemable and
            retractable (at the amount paid
            thereon) preferred shares with a
            right to a non-cumulative annual
            dividend of the prime lending rate
            less 1%
         Class "E" redeemable and retractable
            (at fair value calculated based on
            a formula) preferred shares with a
            right to a non-cumulative  monthly
            dividend of 1%
         Class "F" redeemable and retractable
            (at fair value calculated based on
            a formula) preferred shares with a
            right to a non-cumulative  monthly
            dividend of 1%
         Class "G" redeemable and retractable
            (at fair value calculated based on
            a formula) preferred shares with a
            right to a non-cumulative  monthly
            dividend of the prime lending rate
            plus 1%
         Class "H" redeemable and retractable
            (at the amount paid thereon)
            preferred shares with a right to a
            non-cumulative annual dividend of 8%
--------------------------------------------------------------------------------

         Issued -

         BUFFALO INC.

         4,731,301   Class "E" preferred shares   $4,233,069   $4,067,972   $3,935,969
         1,117,184   Class "F" preferred shares      999,538      960,555      929,385
                                                  ----------   ----------   ----------

                                                  $5,232,607   $5,028,527   $4,865,354
                                                  ==========   ==========   ==========

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


11.      CAPITAL STOCK


         The  authorized   capital  stock,  in  addition  to  those  retractable
         preferred shares described in note 9, is as follows:

--------------------------------------------------------------------------------

         BUFFALO INC.

         Authorized without limit as to number
            and without par value -

         Class "A" common shares
         Class "B" non-voting common shares
         Class "C" voting preferred shares
         Class "I" redeemable (at the amount
            paid thereon) preferred shares with
            the right to a non-cumulative yearly
            dividend of 8%

         BUFFALO CORPORATION

         Authorized without par value -

         10,000 common shares

         3163946 CANADA INC.

         Authorized without limit as to number
            and without par value -

         Class "C" redeemable (at the amount
            paid thereon), voting preferred
            shares
         Class "A" common shares, convertible
            into Class "D" preferred shares on a
            one-for-one basis
         Class "B" common shares

         3681441 CANADA INC.

         Authorized without limit as to number
            and without par value -

         Class "C" voting, redeemable (at the
            amount paid thereon) preferred shares
         Class "I"  redeemable (at the amount
            paid thereon)  preferred  shares with
            the right to a non-cumulative annual
            dividend of 8%
         Class "A" common shares
         Class "B" common shares, convertible
            into class "E" preferred shares on a
            one-for-one basis

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


11.      CAPITAL STOCK (CONT'D)


                                           SEPTEMBER 30,              DECEMBER 31,
                                    ------------------------    ------------------------
                                       2006          2005
                                    (Unaudited)   (Unaudited)      2005          2004
                                    ----------    ----------    ----------    ----------
BUFFALO INC
Issued -
100 Class "A" common shares .....   $       90    $       85    $       90    $       86
                                    ----------    ----------    ----------    ----------

BUFFALO CORPORATION
Issued -
110 (2004 - 100) common shares ..   $5,472,453    $      100    $5,472,453    $      100
                                    ----------    ----------    ----------    ----------

3163946 CANADA INC
Issued -
100 Class "A" common shares .....   $       89    $       86    $       86    $       83
                                    ----------    ----------    ----------    ----------

3681441 CANADA INC
Issued -
100 Class "A" common shares .....   $       89    $       86            86            83
                                    ----------    ----------    ----------    ----------

TOTAL ...........................   $5,472,721    $      357    $5,472,715    $      352
                                    ==========    ==========    ==========    ==========


         During fiscal 2005, Buffalo Corporation issued 10 common shares in exchange for the repayment of $5,472,363 of their loan payable.

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


12.      INCOME TAXES


         Significant components of future income tax assets and liabilities are approximately as follows:

                                 AS AT               AS AT DECEMBER 31,
                              SEPTEMBER 30,-------------------------------------
                                 2006         2005          2004         2003
                              (Unaudited)
                              ----------   ----------    ----------   ----------
Future income tax assets:
  Property and equipment ..   $  100,000   $   90,000    $  119,000   $   86,000
  Losses carry forward ....    1,201,000      395,000        46,000      315,000
  Other ...................        5,000      (37,000)       29,000         --
                              ----------   ----------    ----------   ----------
                              $1,306,000   $  448,000    $  194,000   $  401,000
                              ==========   ==========    ==========   ==========

         The Group's tax losses that may be applied against earnings of future years, not later than as follows:

                                                  DECEMBER 31,
                                ------------------------------------------------
                                   2005               2004               2003
                                ----------         ----------         ----------
         2008 ............      $     --           $     --           $   71,000
         2009 ............         178,000            178,000          1,081,000
         2015 ............         861,000               --                 --
                                ----------         ----------         ----------
                                $1,039,000         $  178,000         $1,152,000
                                ==========         ==========         ==========

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


12.      INCOME TAXES (CONT'D)


         Income taxes reported differ from the amount computed by applying the statutory rates to earnings before income taxes. The reasons are approximately as follows:

                            NINE MONTH
                           PERIOD ENDED             YEARS ENDED DECEMBER 31,
                           SEPTEMBER 30,  -----------------------------------------
                               2006           2005           2004           2003
                           (Unaudited)
                           -----------    -----------    -----------    -----------
INCOME TAXES

Statutory income taxes .   $ 1,335,000    $ 1,544,000    $ 1,105,000    $   976,000
Non-deductible expenses         24,000         21,000         78,000         31,000
Timing differences .....        14,000         56,000        (15,000)       (13,000)
Losses of an entity that
  cannot be deducted
  against the income of
  the Group ............          --          285,000        102,000        206,000
Losses carried forward .          --             --         (311,000)      (172,000)
Unrealized foreign
  exchange .............          --             --             --       (1,079,000)
Tax reassessment .......          --             --          726,000           --
Other ..................       (47,000)       (51,000)      (134,000)          --
                           -----------    -----------    -----------    -----------
Effective income taxes .   $ 1,326,000    $ 1,855,000    $ 1,551,000    $   (51,000)
                           ===========    ===========    ===========    ===========



13.      SEGMENT DISCLOSURE


         The Group's reportable segments are strategic business units that offer different products and services. Each segment is managed separately because it is subject to different marketing strategies. The operations of the Group and its combined companies are comprised of three reportable operating segments: wholesale, retail and licensing.

         The following information is provided with respect to the Group's operating segments:

                                   NINE MONTHS ENDED SEPTEMBER 30, 2006
                   --------------------------------------------------------------------
                                                            Consolidation
                    Wholesale       Retail      Licensing       Entry          TOTAL
                   -----------   -----------   -----------   -----------    -----------
Revenues .......   $57,556,171   $15,158,765   $ 4,701,379   $(2,623,714)   $74,792,601
Operating costs     46,132,213    14,717,627     2,146,356    (2,623,714)    60,372,482
                   -----------   -----------   -----------   -----------    -----------
Operating income   $11,423,958   $   441,138   $ 2,555,023   $      --      $14,420,119
                   ===========   ===========   ===========   ===========    ===========



                                   NINE MONTHS ENDED SEPTEMBER 30, 2005
                   --------------------------------------------------------------------
                                                            Consolidation
                    Wholesale       Retail      Licensing       Entry          TOTAL
                   -----------   -----------   -----------   -----------    -----------
Revenue ........   $58,894,393   $13,386,522   $ 3,280,126   $(1,446,082)   $74,114,959
Operating costs    $42,647,006   $11,895,682   $ 1,837,635   $(1,466,082)   $54,934,241
                   -----------   -----------   -----------   -----------    -----------
Operating Income   $16,247,387   $ 1,490,840   $ 1,442,491   $      --      $19,180,718
                   ===========   ===========   ===========   ===========    ===========

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


13.      SEGMENT DISCLOSURE (CONT'D)


                                         YEAR ENDED DECEMBER 31, 2005
                   -------------------------------------------------------------------------
                                                               Consolidation
                     Wholesale       Retail       Licensing        Entry            TOTAL
                   ------------   ------------   ------------   ------------    ------------
Revenues .......   $ 78,959,767   $ 23,165,194   $  4,902,523   $ (2,955,638)   $104,071,846
Operating costs      68,519,605     20,811,609      2,777,100     (2,955,638)     89,152,676
                   ------------   ------------   ------------   ------------    ------------

Operating income   $ 10,440,162   $  2,353,585   $  2,125,423   $       --      $ 14,919,170
                   ============   ============   ============   ============    ============

                                         YEAR ENDED DECEMBER 31, 2004
                   -------------------------------------------------------------------------
                                                               Consolidation
                     Wholesale       Retail       Licensing        Entry            TOTAL
                   ------------   ------------   ------------   ------------    ------------
Revenues .......   $ 62,726,854   $ 22,819,722   $  4,850,261   $ (2,607,917)   $ 87,788,920
Operating costs      56,160,329     19,237,306      2,305,387     (2,607,917)     75,095,105
                   ------------   ------------   ------------   ------------    ------------

Operating income   $  6,566,525   $  3,582,416   $  2,544,874   $       --      $ 12,693,815
                   ============   ============   ============   ============    ============

                                         YEAR ENDED DECEMBER 31, 2003
                   -------------------------------------------------------------------------
                                                               Consolidation
                     Wholesale       Retail       Licensing        Entry            TOTAL
                   ------------   ------------   ------------   ------------    ------------
Revenues .......   $ 58,130,702   $ 17,862,096   $    196,958   $   (941,364)   $ 75,248,392
Operating costs      50,194,914     15,133,459        131,916       (941,364)     64,518,925
                   ------------   ------------   ------------   ------------    ------------

Operating income   $  7,935,788   $  2,728,637   $     65,042   $       --      $ 10,729,467
                   ============   ============   ============   ============    ============




                       NINE MONTH PERIOD ENDED
                           SEPTEMBER 30,                       YEARS ENDED DECEMBER 31,
                    ----------------------------    --------------------------------------------
Geographical             2006           2005            2005            2004            2003
Information          (Unaudited)    (Unaudited)
----------------    ------------    ------------    ------------    ------------    ------------
REVENUES
   Canada ......    $ 43,663,439    $ 44,925,656    $ 61,717,299    $ 61,108,625    $ 51,823,578
   U.S.A .......      30,746,756      28,839,892      41,899,337      26,326,664      23,424,814
   Other .......         382,406         349,411         455,210         353,631            --
                    ------------    ------------    ------------    ------------    ------------

                    $ 74,792,601    $ 74,114,959    $104,071,846    $ 87,788,920    $ 75,248,392
                    ============    ============    ============    ============    ============

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


14.      STATEMENT OF CASH FLOWS INFORMATION


         Net change in non-cash working capital components are as follows:


                                  NINE MONTH PERIOD ENDED
                                       SEPTEMBER 30,                      YEARS ENDED DECEMBER 31,
                               ----------------------------    --------------------------------------------
                                    2006           2005            2005            2004            2003
                                (Unaudited)    (Unaudited)
                               ------------    ------------    ------------    ------------    ------------
Accounts receivable ........   $  2,522,030    $ (6,031,021)   $ (4,894,683)   $ (4,048,555)   $   (403,285)
Prepaid expenses ...........       (252,820)     (6,970,578)       (135,258)         24,826         (41,205)
Inventory ..................     (5,443,206)       (668,226)       (132,153)       (573,642)       (424,075)
Royalties receivable .......     (1,173,108)        163,980         197,252        (876,855)           --
Accounts payable and accrued
  liabilities ..............     (1,301,754)     (1,696,823)       (326,017)        118,832       1,963,106
Income taxes ...............     (2,190,499)      2,451,877         838,093         525,758          24,140
Interest payable ...........     (4,488,051)      2,027,293       2,663,232       2,495,840            --
Royalties payable ..........           --          (824,340)     (1,614,255)     (2,182,202)      1,298,924
                               ------------    ------------    ------------    ------------    ------------

                               $(12,327,408)   $(11,547,838)   $ (3,403,789)   $ (4,515,998)   $  2,417,605
                               ============    ============    ============    ============    ============



      ADDITIONAL CASH FLOW INFORMATION:


                                  NINE MONTH PERIOD ENDED
                                       SEPTEMBER 30,                      YEARS ENDED DECEMBER 31,
                               ----------------------------    --------------------------------------------
                                    2006            2005           2005            2004            2003
                                (Unaudited)     (Unaudited)
                               ------------    ------------    ------------    ------------    ------------
Interest paid ..............   $  7,482,415    $    811,000    $  1,271,000    $    818,000    $    326,000
Income taxes paid ..........      4,374,425         645,000         929,000         860,000         976,000

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


15.      RELATED PARTY TRANSACTIONS


         The Group has engaged in transactions with the following related entities:

         COMPANY                   RELATIONSHIP

         Angel Garment Limited     Company owned 50% by an indirect shareholder
         3296776 Canada Inc.       Company controlled by an indirect shareholder
         155671 Canada Inc.        Company owned by indirect shareholders
         Buffalo Promenade Inc.    Company owned by an indirect shareholder
         6144195 Canada Inc.       Company owned by indirect shareholders

         The  following   transactions   occurred  between  the  Group  and  the
         afore-noted entities:

                              Angel
                             Garment
NINE MONTH PERIOD            Limited       3296776       155671
SEPTEMBER 30, 2006            Agency     Canada Inc.   Canada Inc.      TOTAL
------------------------    ----------    ----------    ----------    ----------
Expenses
   Commissions .........    $1,177,000    $     --      $     --      $1,177,000
   Rent ................          --         234,000        27,000       261,000
                            ----------    ----------    ----------    ----------

                            $1,177,000    $  234,000    $   27,000    $1,438,000
                            ==========    ==========    ==========    ==========



                              Angel
                             Garment
NINE MONTH PERIOD            Limited       3296776       155671
SEPTEMBER 30, 2005            Agency     Canada Inc.   Canada Inc.      TOTAL
------------------------    ----------    ----------    ----------    ----------
Expenses
   Commissions .........    $1,186,000    $     --      $     --      $1,186,000
   Rent ................    $     --      $  106,000    $   28,000    $  134,000
                            ----------    ----------    ----------    ----------

                            $1,186,000    $  106,000    $   28,000    $1,320,000
                            ==========    ==========    ==========    ==========



                              Angel
                             Garment
YEAR ENDED                   Limited       3296776       155671
DECEMBER 31, 2005             Agency     Canada Inc.   Canada Inc.      TOTAL
------------------------    ----------    ----------    ----------    ----------
Expenses
   Commissions .........    $1,637,000    $     --      $     --      $1,637,000
   Rent ................          --         149,000        38,000       187,000
                            ----------    ----------    ----------    ----------

                            $1,637,000    $  149,000    $   38,000    $1,824,000
                            ==========    ==========    ==========    ==========


                              Angel
                             Garment
YEAR ENDED                   Limited       3296776       155671
DECEMBER 31, 2004             Agency     Canada Inc.   Canada Inc.      TOTAL
------------------------    ----------    ----------    ----------    ----------
Expenses
   Commissions .........    $1,326,000    $     --      $     --      $1,326,000
   Rent ................          --         134,000        35,000       169,000
                            ----------    ----------    ----------    ----------

                            $1,326,000    $  134,000    $   35,000    $1,495,000
                            ==========    ==========    ==========    ==========

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


15.      RELATED PARTY TRANSACTIONS (CONT'D)



                              Angel
                             Garment
YEAR ENDED                   Limited       3296776       155671
DECEMBER 31, 2003             Agency     Canada Inc.   Canada Inc.      TOTAL
------------------------    ----------    ----------    ----------    ----------
Expenses
   Commissions .........    $1,179,000    $     --      $     --      $1,179,000
   Rent ................          --         122,000        22,000       144,000
                            ----------    ----------    ----------    ----------

                            $1,179,000    $  122,000    $   22,000    $1,323,000
                            ==========    ==========    ==========    ==========


         Included in accounts receivable are the following approximate amounts due from 6144195 Canada Inc.:


         September 30, 2006 (unaudited) ..............       $4,139,000
         September 30, 2005 (unaudited) ..............        3,807,335
         December 31, 2005 ...........................        4,113,000
         December 31, 2004 ...........................        1,970,000
         December 31, 2003 ...........................             --


         Included in accounts payable and accrued liabilities are the following approximate amounts due to Angel Garmet Limited Agency for the period:


         September 30, 2006 (unaudited) ..............       $  354,000
         September 30, 2005 (unaudited) ..............          329,949
         December 31, 2005 ...........................          343,000
         December 31, 2004 ...........................          290,000
         December 31, 2003 ...........................          228,000


         Interest payable is due to 6144195 Canada Inc.

         These transactions were measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.



16.      FINANCIAL INSTRUMENTS


         FAIR VALUE

         Cash, accounts receivable, royalties receivable, interest receivable, bank indebtedness, accounts payable and accrued liabilities, royalties payable and interest payable are all short-term in nature and as such, their carrying values approximate fair values.

         It is not practical to determine the fair value of the amounts due to and from related parties due to their related party nature and the absence of a market for such instruments.

THE BUFFALO GROUP



NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


16.      FINANCIAL INSTRUMENTS (CONT'D)


         The fair value of a financial instrument is the price at which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties in an arm's length transaction.

         CREDIT RISK

         The Company, in the normal course of business, monitors the financial condition of its customers and reviews the credit history of each new customer. The Company does not have a significant exposure to any individual customer or counter party. The Company establishes an allowance for doubtful accounts that corresponds to the credit risk of its specific customers, historical trends and economic circumstances. The Company does not believe that it is exposed to an unusual level of customer credit risk.

         INTEREST RATE RISK

         The Company is exposed to interest rate risk in the event of fluctuations in the bank's prime rate as the interest rate on the line of credit is dependent on the bank's prime rate.


17. RECONCILIATION OF ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND IN THE UNITED STATES

         The Group prepares its financial statements in accordance with Canadian generally accepted accounting principles (Canadian GAAP), which conform in all material respects to those in the Unites States (U.S.GAAP) except for the following:

         RETRACTABLE PREFERRED SHARES

         (a) Under Canadian GAAP, the retractable preferred shares were accounted for as a liability. Under U.S. GAAP, these retractable preferred shares should be presented as a component of shareholders' equity.

         (b) Under U.S. GAAP the retractable preferred shares are recorded at the historical foreign exchange rate as opposed to the current rate under Canadian GAAP.

         OTHER COMPREHENSIVE INCOME

         (c) Under Canadian GAAP, cumulative translation adjustment is presented as a component of shareholders' equity. Under U.S. GAAP, the cumulative translation adjustment should be included in other comprehensive income.

         (d) Under U.S. GAAP, a statement of comprehensive income is required.

         The  above   adjustments  have  no  material  impact  on  the  combined statements of earnings and the combined statement of cash flows.

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


17. RECONCILIATION OF ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND IN THE UNITED STATES (CONT'D)


         The effect of the above adjustments on the combined balance sheets are as follows:

AS AT SEPTEMBER 30, 2006
                                   CANADIAN GAAP     ADJUSTMENTS            U.S. GAAP
                                    ------------    ------------          ------------
LIABILITIES

Current liabilities .............   $ 27,049,352    $       --            $ 27,049,352
Loans payable ...................     31,527,719            --              31,527,719
Deferred lease inducements ......        386,726            --                 386,726
Deferred lease obligations ......        491,500            --                 491,500
Deferred tenant allowances ......        907,145            --                 907,145
Retractable shares ..............      5,232,607      (5,232,607)(a)              --
                                    ------------    ------------          ------------

                                    $ 65,595,049    $ (5,232,607)         $ 60,362,442
                                    ============    ============          ============

SHAREHOLDERS' EQUITY

Cumulative translation adjustment   $ (4,337,658)   $  4,337,658 (c)      $       --
Capital stock ...................      5,472,721       3,814,382 (a),(b)     9,287,103
Retained earnings ...............      8,163,840            --               8,163,840
Other comprehensive income ......           --        (2,919,433)(b),(c)    (2,919,433)
                                    ------------    ------------          ------------

                                    $  9,298,903    $  5,232,607          $ 14,531,510
                                    ============    ============          ============

AS AT DECEMBER 31, 2005
                                CANADIAN GAAP     ADJUSTMENTS         U.S. GAAP
                                 ------------    ------------       ------------

LIABILITIES

Current liabilities ..........   $ 27,167,645    $       --         $ 27,167,645
Loans payable ................     26,492,226            --           26,492,226
Deferred lease inducements ...        463,211            --              463,211
Deferred lease obligations ...        482,977            --              482,977
Deferred tenant allowances ...        673,333            --              673,333
Retractable shares ...........      5,028,527      (5,028,527)(a)           --
                                 ------------    ------------       ------------

                                 $ 60,307,919    $ (5,028,527)      $ 55,279,392
                                 ============    ============       ============

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


17. RECONCILIATION OF ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND IN THE UNITED STATES (CONT'D)


                                   Canadian GAAP     Adjustments            U.S. GAAP
                                    ------------    ------------          ------------
SHAREHOLDERS' EQUITY

Cumulative translation adjustment   $ (3,856,135)   $  3,856,135 (c)      $       --
Capital stock ...................      5,472,715       3,814,382 (a),(b)     9,287,097
Retained earnings ...............      5,781,681            --               5,781,681
Other comprehensive income ......           --        (2,641,990)(b),(c)    (2,641,990)
                                    ------------    ------------          ------------

                                    $  7,398,261    $  5,028,527          $ 12,426,788
                                    ============    ============          ============

AS AT DECEMBER 31, 2004
                                   Canadian GAAP     Adjustments            U.S. GAAP
                                    ------------    ------------          ------------
LIABILITIES

Current liabilities .............   $ 27,483,905    $       --            $ 27,483,905
Loans payable ...................     31,206,688            --              31,206,688
Deferred lease inducements ......        452,414            --                 452,414
Deferred lease obligations ......        385,949            --                 385,949
Deferred tenant allowances ......        570,261            --                 570,261
Retractable shares ..............      4,865,354      (4,865,354)(a)              --
                                    ------------    ------------          ------------

                                    $ 64,964,571    $ (4,865,354)         $ 60,099,217
                                    ============    ============          ============

SHAREHOLDERS' EQUITY

Cumulative translation adjustment   $ (3,471,913)   $  3,471,913 (c)       $       --
Capital stock ...................            352       3,814,382 (a),(b)     3,814,734
Retained earnings ...............      3,347,783            --               3,347,783
Other comprehensive income ......           --        (2,420,941)(b),(c)    (2,420,941)
                                    ------------    ------------          ------------

                                    $   (123,778)   $  4,865,354          $  4,741,576
                                    ============    ============          ============

THE BUFFALO GROUP


NOTES TO COMBINED FINANCIAL STATEMENTS
(INFORMATION WITH RESPECT TO THE PERIODS ENDED SEPTEMBER 30, 2006
AND SEPTEMBER 30, 2005 IS UNAUDITED)
(EXPRESSED IN U.S. DOLLARS)


17. RECONCILIATION OF ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND IN THE UNITED STATES (CONT'D)


STATEMENT OF COMPREHENSIVE INCOME
                                           SEPTEMBER 30,   December 31,   December 31,   December 31,
                                               2006            2005           2004           2003
                                            (Unaudited)
                                            -----------    -----------    -----------    -----------
Foreign currency translation adjustment     $  (277,443)   $  (221,049)   $  (681,631)   $(1,505,790)
Net earnings ............................     2,382,159      2,433,898      1,517,671      2,763,159
                                            -----------    -----------    -----------    -----------

TOTAL COMPREHENSIVE INCOME ..............   $ 2,104,716    $ 2,212,849    $   836,040    $ 1,257,369
                                            ===========    ===========    ===========    ===========



18.      SUBSEQUENT EVENT


         Subsequent to September 30, 2006, the Group's shareholders are in negotiation with Tarrant Apparel Group for the sales of its shares in Buffalo Inc., Buffalo Corporation, 3163946 Canada Inc., 3681441 Canada Inc. and the assets of the Buffalo Trust. As consideration for the purchase, the Group's shareholders will receive cash consideration of $40,000,000, $15,000,000 in promissory notes and shares exchangeable into 13,000,000 shares of Tarrant Apparel Group.

                                   EXHIBIT E

                                   EXHIBIT F